ANNUAL REPORT
TO CONTRACT OWNERS

DECEMBER 31, 1995

PRUCO LIFE AND PRUCO LIFE
OF NEW JERSEY VARIABLE
LIFE INSURANCE

THE PRUDENTIAL
SERIES FUND, INC.

PRUCO LIFE VARIABLE
INSURANCE ACCOUNT

PRUCO LIFE OF NEW JERSEY
VARIABLE INSURANCE ACCOUNT


THE PRUDENTIAL
INSURANCE COMPANY
OF AMERICA


[PRUDENTIAL LOGO]

                               TABLE OF CONTENTS

           NOTE: **The back inside cover provides important toll-free telephone numbers for customer service.

                                                                            PAGE

  I.  LETTER TO CONTRACT OWNERS
        Summarizes the results of The Prudential Series Fund, Inc. and
        provides an economic overview.....................................    1

 II.  THE PRUDENTIAL SERIES FUND, INC.
        The Pruco Life and Pruco Life of New Jersey Variable Insurance
        Accounts are two of several Accounts investing in The Prudential
        Series Fund, Inc.
      1.  FINANCIAL STATEMENTS............................................   A1
      2.  INVESTMENT OBJECTIVES...........................................   B1
      3.  SCHEDULE OF INVESTMENTS
          Lists the holdings in each of the investment options of The
          Prudential Series Fund, Inc. ...................................   B2
      4.  NOTES TO THE FINANCIAL STATEMENTS...............................   C1
      5.  INDEPENDENT AUDITORS' REPORT....................................   D1

III.  PRUCO LIFE VARIABLE INSURANCE ACCOUNT
      1.  FINANCIAL STATEMENTS
          Provides financial data at the product level including
          investment results net of certain product related charges.......   E1
      2.  NOTES TO FINANCIAL STATEMENTS...................................   F1
      3.  INDEPENDENT AUDITORS' REPORT....................................   G1

 IV.  PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT
      1.  FINANCIAL STATEMENTS
          Provides financial data at the product level including
          investment results net of certain product related charges.......   H1
      2.  NOTES TO FINANCIAL STATEMENTS...................................   I1
      3.  INDEPENDENT AUDITORS' REPORT....................................   J1

  V.  APPENDIX
      1.  REPORT OF MANAGEMENT............................................    i
      2.  GLOSSARY........................................................   ii
      3.  BOARDS OF DIRECTORS.............................................   iv

This Report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, the applicable variable life or annuity product, and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charge. For the variable life insurance products, additional contract charges include cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain more information concerning charges and expenses, and should be read carefully before you invest or send money.
Variable life and annuity products are offered by Pruco Securities Corp., a subsidiary of The Prudential. The principal business address of Pruco Securities is 1111 Durham Avenue, South Plainfield, NJ 07080.

--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

IN 1995, U.S. STOCKS AND BONDS PRODUCED THE KINDS OF TOTAL RETURNS INVESTORS USUALLY ONLY DREAM ABOUT. STOCKS RETURNED A STARTLING 37% FOR THE YEAR, AS MEASURED BY THE STANDARD & POOR'S 500 STOCK INDEX, A BROAD MEASURE OF THE U.S. STOCK MARKET. BONDS PRODUCED A TOTAL RETURN OF OVER 18%, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE INDEX, A COMPOSITE INDEX OF CORPORATE AND GOVERNMENT BONDS. IT WAS FAR FROM A NORMAL YEAR: SINCE 1926, STOCKS HAVE HAD ONLY SIX BETTER YEARS, AND LONG-TERM GOVERNMENT BONDS HAVE PRODUCED SUCH HIGH RETURNS ONLY ONCE BEFORE. THESE KINDS OF SUPERB MARKET GAINS WILL BE HARD TO BEAT IN OUR LIFETIMES--CONGRATULATIONS ON BEING PART OF THIS HISTORIC BULL MARKET.

AND WHAT A DIFFERENCE FROM A YEAR EARLIER. IN 1994, WE REPORTED FLAT RETURNS FOR STOCKS AND THE LARGEST LOSSES FOR LONG-TERM BONDS IN 75 YEARS. 1995'S RESULTS REMIND US, ONCE AGAIN, THAT STAYING THE COURSE IS THE KEY TO LONG-TERM INVESTING.

1995 WAS A BIG YEAR FOR THE SERIES FUND, TOO. IN MAY WE ADDED TWO NEW
PORTFOLIOS: THE GROWTH STOCK PORTFOLIO AND THE SMALL CAPITALIZATION STOCK PORTFOLIO. AT YEAR-END, OUR TOTAL ASSETS EXCEEDED $17 BILLION, UP FROM JUST OVER $13 BILLION AT THE BEGINNING OF THE YEAR.

FURTHER INTO THE REPORT, WE'LL DISCUSS OUR OUTLOOK FOR 1996'S MARKETS. IN SHORT:
WE LIKE U.S. BONDS (FOR THE WARY INVESTOR); WE LIKE GLOBAL STOCKS (FOR THE MORE AGGRESSIVE INVESTOR); AND WE THINK U.S. STOCKS WILL BE VOLATILE THIS YEAR (ALTHOUGH WE FEEL THEY'RE THE ONLY PLACE TO BE FOR THE LONG HAUL). BUT WE WOULDN'T BE SURPRISED IF IT'S A BUMPY RIDE IN 1996. IT'S MORE IMPORTANT THAN EVER TO UNDERSTAND THE RISKS AND REWARDS OF THE MARKET, DETERMINE YOUR TOLERANCE FOR VOLATILITY, AND SET REALISTIC EXPECTATIONS REGARDING THE INVESTMENTS IN YOUR CONTRACT.

CAN WE HELP?

AFTER THE TERRIFIC YEAR THE STOCK AND BOND MARKETS HAD IN 1995, IT'S IMPORTANT TO REMEMBER HOW UNUSUALLY HIGH RETURNS WERE COMPARED TO THE HISTORICAL AVERAGES. OVER THE LONG TERM, STOCKS HAVE AVERAGED RETURNS OF ABOUT 10.5% PER YEAR, WHILE LONG TERM BONDS HAVE AVERAGED JUST UNDER 6%. RECOGNIZING JUST HOW HIGH THE MARKETS WERE IN 1995 CAN HELP YOU BETTER MANAGE YOUR EXPECTATIONS FOR FUTURE PERFORMANCE, WHICH WILL PROBABLY BE LOWER.

THIS MAY BE AN IDEAL TIME TO REEVALUATE THE ALLOCATION OF YOUR CONTRACT FUNDS AMONG YOUR AVAILABLE INVESTMENT OPTIONS. YOUR PRUDENTIAL/PRUCO SECURITIES REPRESENTATIVE STANDS READY TO DISCUSS YOUR CHANGING FINANCIAL SECURITY NEEDS, AND TO ASSIST YOU IN ANY WAY HE OR SHE CAN. YOUR REPRESENTATIVE IS A VALUABLE RESOURCE IN TODAY'S OFTEN VOLATILE FINANCIAL MARKETS.

ALL OF US AT THE PRUDENTIAL THANK YOU FOR YOUR BUSINESS AND LOOK FORWARD TO HELPING YOU PROVIDE FOR YOUR FUTURE FINANCIAL SECURITY.



/s/ E. Michael Caulfield

E. MICHAEL CAULFIELD
PRESIDENT
THE PRUDENTIAL SERIES FUND, INC.


/s/ Mendel A. Melzer

MENDEL A. MELZER
CHAIRMAN
THE PRUDENTIAL SERIES FUND, INC.

--------------------------------------------------------------------------------
IMPORTANT NOTE:
THE RATES OF RETURN QUOTED ON THE FOLLOWING PAGES REFLECT DEDUCTION OF INVESTMENT MANAGEMENT FEES AND INVESTMENT-RELATED EXPENSES BUT NOT PRODUCT CHARGES. THEY REFLECT THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THEY ARE NOT AN ESTIMATE OR A GUARANTEE OF FUTURE PERFORMANCE. CONTRACT UNIT VALUES INCREASE OR DECREASE BASED ON THE PERFORMANCE OF THE PORTFOLIO. CHANGES IN CONTRACT VALUES DEPEND NOT ONLY ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIO, BUT ALSO ON THE INSURANCE AND ADMINISTRATIVE CHARGES, APPLICABLE SALES CHARGES, AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER THE CONTRACT. THESE CONTRACT CHARGES EFFECTIVELY REDUCE THE DOLLAR AMOUNT OF ANY NET GAINS AND INCREASE THE DOLLAR AMOUNT OF ANY NET LOSSES. YOUR PRUDENTIAL/PRUCO SECURITIES REPRESENTATIVE CAN PROVIDE YOU WITH ACTUAL RATES OF RETURN FOR YOUR VARIABLE LIFE INSURANCE OR ANNUITY CONTRACT, AND SHOW YOU A PERSONALIZED ILLUSTRATION OF HOW INSURANCE CHARGES AFFECT THE RETURNS YOU EXPERIENCE.

                              STOCK & BOND MARKETS
--------------------------------------------------------------------------------
                                     REVIEW
--------------------------------------------------------------------------------

U.S. FINANCIAL MARKETS REVIEW
What a year. Throughout 1995, investors simply couldn't buy enough stocks and bonds. Why the shopping spree? Moderate economic growth, a weak U.S. dollar and improved efficiency in U.S. businesses allowed companies to earn healthy profits. Combined with very low inflation and falling interest rates, that created a robust environment for U.S. stocks and bonds.

While returns from U.S. financial instruments were spectacular, global stocks, at 21% total return (in dollar terms), as measured by the Morgan Stanley World Index, were very attractive.

Money market funds finished in last place again with a total return of 5.5%, as measured by IBC-Donoghue. Money markets generally produce the lowest total returns, although they attempt to preserve a constant share value.

Falling interest rates were responsible for much of the good market news last year. Long-term interest rates, typically measured by the 30-year U.S. Treasury bond, fell to 6.0% from about 7.9%--a drop that triggered many happy returns for bond investors.

There are a lot of reasons interest rates fell. First of all, inflation was low (about 2.5% at year end), and there are signs it might remain low. Furthermore, the economy is growing more slowly. Investors anticipate the Federal Reserve will reduce short-term rates further in early 1996 to stimulate economic activity.

                                   U.S. STOCKS
--------------------------------------------------------------------------------
                                     REVIEW
--------------------------------------------------------------------------------
HOW HIGH IS HIGH?
The environment for America's companies could hardly have been better in 1995. The result of this healthy economy: The Dow Jones Industrial Average, a narrow but frequently cited market average, set new records of 4000 in February, 4500 in June, and 5000 in November. Those gains were driven largely by corporate earnings, which grew at a healthy pace last year.

Productivity enhancements of the late 1980s and early 1990s, including staff reductions and technology use, are finally beginning to bear fruit at many companies, particularly at banks, airlines and automakers. And the weak dollar made U.S. exports very competitive in the global marketplace. When the U.S.dollar is weak, foreign consumers literally get more for their money--after conversion to their local currency.

- TECHNOLOGY STOCKS, including computer hardware, software and telecommunications companies, were the hands-down winners for much of the year, although they experienced some setbacks in the fourth quarter. Computers--and other forms of technology--are behind many of the efficiency gains that are keeping wages low. And the rest of the world hasn't even begun to use technology as much as we already do in the United States. As global economies continue to grow and advance, companies and individuals are likely to start looking to technology to make their lives easier (and sometimes more fun, as well).

- BANK, FINANCIAL SERVICES AND INSURANCE STOCKS were also good performers, gaining on the strength of falling interest rates. Many of these companies invest heavily in bonds, and they made money when bond prices rose in 1995. Mergers were also a big part of this sector's success. The merger craze led to higher prices, particularly for bank stocks, as investors sought to anticipate which companies would combine.

WHAT DIDN'T FARE AS WELL?
- COMPANIES like automakers and retailers had a difficult year. When the economy slowed in the spring, consumers stopped splurging and started bargain-hunting. The all-important holiday spending season was disappointing, as well.

                                   U.S. BONDS
--------------------------------------------------------------------------------
                                     REVIEW
--------------------------------------------------------------------------------

BONDS REBOUND STRONGLY.
In recent years, the bond market has been far from the sleepy asset class investors traditionally expect. 1993 was terrific; 1994 was awful; 1995 was terrific again, as moderate growth and low inflation drove bond prices higher. When investors don't need as much in interest payments to compensate for inflation, bond prices typically rise.

Long-term Treasury bonds were the asset class of choice in this kind of market.

They're very sensitive to interest rate changes; as rates fell, the average 30-year Treasury bond returned 29% last year. Corporate bonds also did well, largely for the same reasons stocks were such good performers, with the Lehman Corporate Bond Index up 22%. Although mortgage prepayments were not a factor in 1995, investors haven't quite forgotten the pain of 1993, when prepayments soared and mortgage-backed securities fell dramatically. The Lehman Mortgage Backed Index was up only 17% in 1995.

                                 FOREIGN STOCKS
--------------------------------------------------------------------------------
                                     REVIEW
--------------------------------------------------------------------------------

FOREIGN MARKETS TRAIL U.S.
FOR FIRST TIME IN TWO YEARS.

Foreign stock markets trailed the U.S. stock market in 1995, but even they prospered in that year of terrific returns. By year-end, the Morgan Stanley World Index had risen 21.3% in U.S. dollar terms. European stocks rose 22.1%, and the Pacific Basin (excluding Japan), was up 13.4%. In 1995, Japan's stock market stopped to catch its breath after producing high total returns--it was up less than 1% last year.

You've heard the phrase "buy low, sell high"? That's why we like the global markets right now. This time last year, the foreign stock markets were struggling through currency turmoil, financial scandals and a general crisis of confidence among global stock investors. For the rest of 1995, Mexico and South America suffered from weakening currency and financial scandals, and investors sold stocks in Asia in the last six months of the year. Most non-U.S. markets produced lower returns than U.S.

--------------------------------------------------------------------------------

                            TURMOIL IN SOUTH AMERICA
                             AND THE PACIFIC BASIN.

--------------------------------------------------------------------------------

stocks as a result. We thought most of the worries plaguing the developed foreign economies were unfounded and we continue to think so.



WHAT DO THEY SEE?
Since last April, more investors have been seeing things from our point of view.

- Economic growth that is more robust in some foreign countries than in the U.S.
- Corporate earnings overseas that, while they've generally exceeded expectations, have only begun to be reflected in foreign stock prices.

While foreign markets may be fundamentally attractive, foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

HOW THE MARKETS COMPARED(1)
TOTAL RETURNS BY ASSET CLASS



                                     [GRAPH]



AS YOU CAN SEE, STOCK AND BOND MARKET RETURNS CAN VARY CONSIDERABLY FROM YEAR TO YEAR. AN INVESTMENT'S PAST PERFORMANCE SHOULD NEVER BE USED TO PREDICT FUTURE RESULTS. THIS CHART COMPARES 1995'S TOTAL RETURN AND THE AVERAGE ANNUAL TOTAL RETURN OVER 20 YEARS FOR VARIOUS CATEGORIES OF INVESTMENTS. THERE ARE DIFFERENT RISKS ASSOCIATED WITH EACH INVESTMENT SECTOR, WHICH SHOULD BE CONSIDERED BEFORE INVESTING.

--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

In the wake of slower economic growth and falling interest rates, the Money Market Portfolio provided a total return of 5.8% for the year, according to Lipper Analytical Services. At December 31, its 7-day yield had risen to 5.52%, up only slightly from 5.47% on December 31, 1994. (SOURCE: THE PRUDENTIAL).

Our investment strategy is, by necessity, dependent upon anticipating Federal Reserve policy. The Federal Reserve influences the nation's economy by lowering or raising short-term interest rates to stimulate or dampen economic growth. Since this Portfolio simply seeks to match short-term market interest rates, correctly anticipating moves by the central bank is the key to preserving competitive yields, regardless of whether short-term interest rates rise or fall.

Credit research is a key part of this strategy. Our team of credit analysts help us select securities that offer maximum yields with minimal default risk. This enables us to keep the Portfolio's yield as high as possible while protecting the $10 share value. We emphasize a conservative, quality-oriented investment approach. Despite this, there can be no guarantee that the Portfolio will be able to maintain a stable share value of $10.

CONTRACT FUNDS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

                                                          INCEPTION DATE: 5/1/83
--------------------------------------------------------------------------------
INTEREST RATES DECLINED DURING 1995
HISTORICAL TREASURY YIELD CURVE

--------------------------------------------------------------------------------

                                     [GRAPH]


                                             INTERMEDIATE-TERM INTEREST RATES,
                                        AS MEASURED BY THE 10-YEAR TREASURY
                                        RATE, FELL FROM 7.8% TO 5.6% DURING
                                        1995.


                                                         SOURCE: BLOOMBERG, L.P.
--------------------------------------------------------------------------------




(1)SOURCE: THE PRUDENTIAL. For purposes of comparison only. U.S. stocks as measured by the S&P 500 Index. Bonds as measured by the Lehman Brothers Government/Corporate Aggregate. Global stocks as measured by the Morgan Stanley Capital International-World Index. U.S. money markets as measured by Lipper Money Market Average.

[PHOTO]   Q&A


PORTFOLIO MANAGER
ROBERT FELICE

Q. HOW DID YOU PRESERVE YIELD LEVELS WHEN INTEREST RATES WERE FALLING IN 1995?

A. By extending the Portfolio's maturity before the central bank eased. Since our last report to you in June, we've lengthened our weighted average maturity and positioned the Portfolio longer than the average money fund tracked by IBC/Donoghue.

Q. DO YOU BUY FIXED RATE SECURITIES?

A. When interest rates were falling, we bought fixed rate securities and pared our percentage of variable rate holdings. Fixed rate securities pay the same coupon until they mature, so their yields will stay at the same rates even if interest rates fall. Variable rate securities, on the other hand, have coupons that change periodically--their yields fall in tandem with market interest rates.

Q. HOW MIGHT A CONTRACT OWNER BEST USE THE MONEY MARKET PORTFOLIO?

A. Ideally, the Portfolio should be used as a temporary or short-term investment. The returns will normally be low, relative to other Portfolios, and may not be suitable for the long-term. Of course, it's even more important that a contract owner assess his or her own risk tolerance before making any investment decisions.

--------------------------------------------------------------------------------
BOND PORTFOLIO
--------------------------------------------------------------------------------

THE BOND PORTFOLIO delivered 20.7% in total return during 1995, as bond prices rose sharply. This Portfolio placed sixth in a field of 39 BBB-rated corporate bond funds in variable life/annuity products. (SOURCE: LIPPER ANALYTICAL SERVICES).

The Bond Portfolio was in a good position to take advantage of 1995's bull market. It can invest in many types of bonds, holding intermediate-and long-term U.S. government and corporate bonds as well as mortgage-backed securities. Nearly all types of bonds did well--with inflation flat, wages flat and economic growth moderate, bond investors saw no reason to demand higher yields to compensate them for inflation risk. As interest rates fell, coupons on new bonds were lower so older bonds, with higher coupons, became more valuable.

Buying U.S. corporate bonds, at 56% of assets as of year end, was a good move. Purchases like Rogers Cable and United Airlines not only provided healthy coupon income, but also boosted the Portfolio's net asset value as their prices rose more quickly than Treasury securities with similar maturities. We're always looking for companies like these that we think are stronger than they appear to the market at large.

In 1995, the Portfolio held an intermediate-term effective maturity ranging from 5 to 7.5 years. We believe bonds in this range offer most of the yield of longer-term bonds without all the price volatility. That would become important if interest rates reverse course.


--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN THE BOND PORTFOLIO VS. LEHMAN AGGREGATE INDEX AND LIPPER VIP CORPORATE BOND AVERAGE OVER TEN YEARS(1)


--------------------------------------------------------------------------------
          $25,079 LB Aggregate Index(2)
          $24,512 Bond Portfolio
          $24,065 Lipper VIP Corp BBB(3)
                                     [GRAPH]





--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995
--------------------------------------------------------------------------------


                                     [GRAPH]


--------------------------------------------------------------------------------

INCEPTION DATE: 5/1/83




(1)Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges. The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

(2)The Lehman Aggregate Index (LAI) is comprised of over 5,000 government and corporate bonds. The LAI is an unmanaged index and includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds and other indices may portray different comparative performance.

(3)The Lipper Variable Insurance Products (VIP) Corporate BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.


[PHOTO]                             DATA BANK



PORTFOLIO MANAGER
BARBARA KENWORTHY
----------------------------------------
THE PORTFOLIO CHANGES
AS WE FIND OPPORTUNITIES.

AS OF 12/31/95

Corporate 56%
Foreign (US$)  18
Treasury  14
Agency  6                          [PIE GRAPH]
Mortgage   3
Asset-backed    1
Cash    2

LAST YEAR: AS OF 12/31/94
Corporate 29%
Foreign (US$)  20
Treasury  32
Agency  2                          [PIE GRAPH]
Mortgage  13
Asset-backed    1
Cash    3

--------------------------------------------------------------------------------

CORPORATE:
Bonds issued by major corporations.

FOREIGN:
U.S.-Dollar-denominated bonds issued by foreign companies or governments.

TREASURY:
Backed by the full faith and credit of the U.S. government.

AGENCY:
Issued by U.S. government agencies, with implied U.S. government guarantee.

MORTGAGE:
Bonds backed by pools of home mortgages.

ASSET-BACKED:
Bonds backed by pools of collateralized loan receivables, such as credit card and auto loans.

--------------------------------------------------------------------------------

THE PORTFOLIO IS HIGH QUALITY.
How It Rated as of 12/31/95
U.S. Gov't     20%
AAA              5
AA               4
A               24
Baa             35
Ba              11
B                0
Non-Rated        0
Cash             1

--------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

The GOVERNMENT SECURITIES PORTFOLIO provided 19.5% in total return during 1995, ranking third of 28 variable life/annuity U.S. government portfolios. (SOURCE:
LIPPER ANALYTICAL SERVICES) The Portfolio invests in intermediate- and long-term bonds issued by the U.S. government and its agencies, including mortgage backed securities. (NEITHER THE MARKET VALUE OF U.S. GOVERNMENT SECURITIES NOR THE PORTFOLIO'S SHARES ARE GUARANTEED BY THE
U.S. GOVERNMENT.)

We reaped substantial gains in 1995 by lengthening maturities by the right amount (to more than 5.3 years) at the right time (when interest rates were falling this summer). The longer duration translated to an effective maturity of
6.7 years, longer than that of many other U.S. government funds measured by Lipper. While this longer maturity range carried risk if interest rates rose, we believed that rates would decline most of the year and we were right.

We also looked for price discrepancies among the different sectors of the U.S. government bond market, buying inexpensive bonds and then selling them when their prices rose. For instance, when mortgages suddenly looked very highly priced earlier in the year, and we thought interest rates might drop quickly (which hurts mortgage bond prices), we sold them and bought U.S. Treasurys.

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN THE GOVERNMENT SECURITIES PORTFOLIO VS. LEHMAN GOVERNMENT INDEX AND LIPPER VIP U.S. GOVERNMENT AVERAGE SINCE INCEPTION(1)

--------------------------------------------------------------------------------

                                     [GRAPH]
                    $18,817 LB Government Index(2)
                    $18,600 Government Securities Portfolio
                    $18,000 Lipper VIP US Government Avg(3)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995


                                  One    Rank        Three   Rank        Five    Rank        Since
                                 Year                Years               Years             Inception*
Gov't Sec. Portfolio             19.5%   3/28         8.5%   3/19         9.4%   2/14         9.5%
Lipper VIP US Gov't Avg(3)       17.0                 7.4                 9.1                 9.3
Lehman Gov't Index(2)            18.3                 8.2                 9.4                 9.7

*INCEPTION DATE: 5/1/89


Some U.S. government securities are guaranteed as to timely payment of principal and interest. The underlying securities in the Portfolio carry this guarantee; not the Portfolio itself. Mortgage backed securities entail additional prepayment and extension risk.

(1)Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges.

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the portfolio's first full calendar month of performance.

(2)The Lehman Government Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds and other indices may portray different comparative performance.

(3)The Lipper Variable Insurance Products (VIP) U.S. Government Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.




[PHOTO]                                Q&A


PORTFOLIO MANAGER
BARBARA KENWORTHY
--------------------------------------------------------------------------------

Q. BARBARA, WHAT ARE THE MAJOR FACTORS YOU'LL BE WATCHING IN THE BOND MARKET THIS YEAR?

A. 1996 is a Presidential election year, which throws several unknowns into our bond equations. We'll be watching the politicking closely for any signs that the deficit-cutting ardor has cooled. We think a balanced federal budget can be key to reassuring bond investors that inflation is whipped for the time being.

Q. WHAT ABOUT THE ON-AGAIN, OFF-AGAIN BUDGET DISCUSSIONS?

A. At the time of this writing, in late January, the Republicans have indicated that, until a budget accord is reached, they will limit funding to existing programs--a negative for economic growth. In addition, the Federal Reserve seems likely to reduce interest rates at least one more time, although it is difficult to anticipate when. The economy's health is still a bit unclear and it will certainly be chilled by January's snowstorms--on top of the recent acceleration in corporate layoffs. If the economy remains flat or dips into recession, investors could see interest rates touching historical lows again this year--or even moving lower.

Q. ARE THERE ANY NEGATIVE SIGNS ON THE HORIZON?

A. We have noticed some indications of an upturn in commodities prices, especially in gold. Rising commodity prices are often a harbinger of future inflation. A further upturn in commodity prices could stop any Federal Reserve-induced rate reductions for this year.

ZERO COUPON BOND PORTFOLIOS
(CURRENTLY ONLY AVAILABLE IN DISCOVERY LIFE PLUS AND PRUDENTIAL VARIABLE APPRECIABLE LIFE POLICIES)

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN THE ZERO COUPON BOND 2000 PORTFOLIO VS. LEHMAN GOVERNMENT INDEX AND LIPPER VIP TARGET MATURITY AVERAGE SINCE INCEPTION(1)

--------------------------------------------------------------------------------

                                     [GRAPH]
     $29,482 Zero Coupon 2000 Portfolio
     $26,995 Lipper VIP Target Mat Avg(3)
     $23,433 LB Government Index(2)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995

                                    One       Rank    Three       Rank      Five       Rank     Since
                                    Year              Years                 Years             Inception*
Zero Coupon 2000 Port               21.6%     8/15     9.4%       5/11      11.4%      5/11     10.3%
Lipper VIP Target Mat Avg(3)        25.4              10.6                  12.1                10.3
Lehman Gov't Index(2)               18.3               8.2                   9.4                 9.1

INCEPTION DATE: 2/12/86
--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN THE ZERO COUPON BOND 2005 PORTFOLIO VS. LEHMAN GOVERNMENT INDEX AND LIPPER VIP TARGET MATURITY AVERAGE SINCE INCEPTION(1)

--------------------------------------------------------------------------------
                                     [GRAPH]
          $22,115 Zero Coupon 2005 Portfolio
          $21,656 Lipper VIP Target Mat(3)
          $18,817 LB Government Index(2)

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995

                                       One     Rank      Three     Rank      Five      Rank       Since
                                      Year               Years               Years             Inception*
Zero Coupon 2005 Port                 31.9%    5/15       13.3%    4/11       14.1%    4/11       12.5%
Lipper VIP Target Mat Avg(3)          25.4                10.6                12.1                12.0
Lehman Gov't Index(2)                 18.3                 8.2                 9.4                 9.7

INCEPTION DATE: 5/1/89

(1)Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges.

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the portfolio's first full calendar month of performance.

(2)The Lehman Government Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds and other indices may portray different comparative performance.

(3)The Lipper Variable Insurance Products (VIP) Target Maturity Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.


PORTFOLIO NOTES
Last year's bond rally was very good for zero coupon bonds (and these Portfolios), just as rising rates in 1994 hurt them(1). Remember: "zeros" are issued at a deep discount to their face value. They mature at face value, with the difference between the purchase price and face value becoming their return to the investor. Since zero coupon Treasury bonds do not pay current income and have virtually no credit risk, their prices purely reflect interest rate changes. As a result, they can be extremely volatile prior to maturity, rising and falling in value as interest rates change. Investors must hold these securities until they mature to receive the face value and a predictable rate of return.

ZERO COUPON BOND 2000 PORTFOLIO

The Zero Coupon Bond 2000 Portfolio posted a total return of 21.6% for the year ended December 31. This Portfolio currently has an average maturity of approximately five years, maturing on November 15, 2000. With this intermediate-term maturity, the Portfolio increased in value more slowly than the 2005 Portfolio. It will, however, lose value if interest rates change course and begin to rise. Investors should be prepared for this volatility. If held from year-end 1995 until the Portfolio's maturity, it is expected to yield approximately 5%.

ZERO COUPON BOND 2005 PORTFOLIO

In 1995, the Zero Coupon Bond 2005 Portfolio had a total return of 31.9%. This Portfolio currently has an average maturity of approximately 10 years. It matures on November 15, 2005. Its longer maturity led it to perform better than the other zero coupon bond portfolio last year as interest rates fell. Investors should remember that 1995 was a very unusual year and the Portfolio is unlikely to match, and might possibly lose, these gains in future years. If held from year-end 1995 until the Portfolio's maturity, it is expected to yield approximately 5.5%.

NOTE:

The Zero Coupon Bond 1995 Portfolio matured on November 15, 1995.

CONSERVATIVELY / AGGRESSIVELY MANAGED FLEXIBLE PORTFOLIOS

------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN THE CONSERVATIVELY MANAGED FLEXIBLE
PORTFOLIO AND THE AGGRESSIVELY MANAGED FLEXIBLE PORTFOLIO VS. S&P
500, LEHMAN AGGREGATE INDEX AND LIPPER VIP FLEX AVERAGE OVER TEN
YEARS(1)


                            [GRAPH]


$40,032 S&P 5002
$29,771 Aggressively Mgd Flex Portfolio
$29,392 Lipper VIP Flex Avg(4)
$26,106 Conservatively Mgd Flex Portfolio
$25,079 LB Aggregate Index(3)

------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995

                               One       Rank        Three       Rank        Five           Rank        Ten         Rank
                               Year                  Years                   Years                      Year
Conservatively Mgd Flex Port  17.3%       62/68        9.2%       46/58       10.7%          48/53       10.1%       11/13
Aggressively Mgd Flex Port    24.1        36/68       11.6        20/58       13.4           15/53       11.9         7/13
Lipper VIP Flex Avg(4)        24.2                    10.9                    13.0                       11.4
S&P 500(2)                    37.6                    15.3                    16.6                       14.9
Lehman Aggregate Index(3)     18.5                     8.1                     9.5                        9.6

INCEPTION DATE: 5/1/83

------------------------------------------------------------------------------

ASSET MIX AS OF DECEMBER 31, 1995

                                Large Co.    Small Co.      Bonds       Money
                                Stocks       Stocks                     Market
Conservatively Mgd Flex Port     40.5%       0.0%           34.9%       24.6%
Aggressively Mgd Flex Port       61.7        7.0            28.0         3.3

(1)Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges. The Portfolios may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

(2)The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolios. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolios. The S&P 500 is not the only index that may be used to characterize performance of this Portfolios and other indexes may portray different comparative performance.

(3)The Lehman Aggregate Index (LAI) is comprised of approximately 5,000 government and corporate bonds. The LAI is an unmanaged index and includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolios. The securities that comprise the LAI may differ substantially from the securities in the Portfolios. The LAI is not the only index that may be used to characterize performance of income funds and other indices may portray different comparative performance.

(4)The Lipper Variable Insurance Products (VIP) Flex Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.

[PHOTO]

PORTFOLIO MANAGER
MARK STUMPP

The Conservatively Managed Flexible Portfolio returned 17.3% for 1995, ranking 62 of 68 flexible portfolios for variable life and annuity contracts. The Aggressively Managed Flexible Portfolio returned 24.1%, ranking 36 out of 68 flexible portfolios. (SOURCE: LIPPER ANALYTICAL SERVICES)

Research has shown that the allocation to stocks is the primary determinant of a portfolio's total return. The Aggressively Managed Flexible Portfolio, for example, has a "normal" stock guideline of 60%, while the Conservatively Managed Flexible has a 35% guideline. The remaining assets are allocated between bonds and money market instruments. We attempt to add value through timely shifts among these asset classes.

For example, in 1995 we boosted returns by holding more than the normal proportion of assets in stocks -- a year in which stock returns outpaced the corresponding returns on bonds.

Nevertheless, markets are difficult to predict and, over time, the normal commitment to stocks will be the primary determinant of each Portfolio's return. Because these Portfolios are diversified across both stocks and bonds, they will tend to lag the stock market in bull markets, such as 1995.

However, by blending stocks with bonds, these Portfolios are better equipped to weather stock market declines.The normal rule is that you can't earn higher returns without taking on additional risk. Diversification, of course, doesn't prevent losses, but it can dampen the severity of declines in the stock market.

HIGH YIELD BOND PORTFOLIO

In 1995, the HIGH YIELD BOND PORTFOLIO produced 17.6% in total return, ranking 22 in a field of 37 high yield portfolios in variable life/annuity products. (SOURCE: LIPPER ANALYTICAL SERVICES)

The Portfolio seeks a high total return by investing in a diversified portfolio of non-investment grade, or junk bonds, rated BB or below. These bonds pay higher yields to compensate investors for assuming more credit risk than they would with better quality bonds.

Falling interest rates are generally a bond investor's friend, because they push bond prices higher. But if interest rates fall too far too fast, high yield bond investors become concerned, because it could be a sign the economy is lackluster. They worry that if the economy is growing too slowly, some corporations will find it difficult to honor their debt service commitments.

We upgraded the Portfolio's credit quality in 1995, anticipating that some bonds issued three or four years ago might start showing signs of weakness. We have been buying strong single-B rated bonds, generally yielding about 8.75% to 9.25%. This is lower than the yield on riskier high yield bonds but still about three full percentage points over the 10-year U.S. Treasury bond. Our focus on credit quality has not prevented us from purchasing bonds with higher yields when we felt comfortable with their underlying businesses. For example, we have bought securities issued by several companies that provide local telephone service in direct competition with the Baby Bell telephone companies.

-------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN THE HIGH YIELD BOND PORTFOLIO VS.
LEHMAN HIGH YIELD INDEX AND LIPPER VIP HIGH YIELD BOND AVERAGE
SINCE INCEPTION(1)

$23,684 LB High Yield Index(2)
$22,940 Lipper VIP High Yield Avg(3)
$20,621 High Yield Bond Portfolio

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995

                                One          Rank        Three     Rank          Five        Rank          Since
                                Year                     Years                   Years                   Inception*
High Yield Bond Portfolio       17.6%        22/37       10.9%       11/27       17.4%       10/25         8.5%
Lipper VIP High Yield Avg(3)    18.5                     10.8                    16.3                      9.9
Lehman High Yield Index(2)      19.2                     11.4                    18.5                     10.3

INCEPTION DATE: 2/23/87

(1)Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges. The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the portfolio's first full calendar month of performance.

(2)The Lehman High Yield Index (LHYI) is comprised of over 700 noninvestment grade bonds. The LHYI is an unmanaged index and includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds and other indices may portray different comparative performance.

(3)The Lipper Variable Insurance Products (VIP) High Yield Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.

                         DATA
                           BANK

[PHOTO]
LARS BERKMAN

                 [PHOTO]
                 MIKE SNYDER

PORTFOLIO CO-MANAGERS
------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE QUALITY IS BELOW INVESTMENT GRADE:

AS OF 12/31/95.
     BBB              0%
     BB              16
     B               59              [GRAPH]
     CCC or below     7
     Non-Rated       13
     Cash/Other       5

As of 12/31/94.
     BBB              0%
     BB               6
     B               69              [GRAPH]
     CCC or below     9
     Non-Rated       11
     Cash/Other       5

------------------------------------------------------------------------------
TOP FIVE HOLDINGS.
AS OF 12/3195

Continental Cablevision       2.3%
Tenet Healthcare              2.1
Comcast Corp                  1.9
Cablevision Systems           1.7
American Telecasting          1.7

STOCK INDEX PORTFOLIO

The STOCK INDEX PORTFOLIO gained 37.1% in 1995, in line with the 37.6% gain of the S&P 500, the unmanaged stock market index this Portfolio mirrors. Investment management fees and portfolio expenses account for the slight difference in returns.

The Portfolio holds all 500 stocks included in the S&P 500 Index, and attempts to duplicate its performance. The portfolio manager invests funds received daily while trying to minimize transaction costs.

In 1995, the S & P 500 set new high after new high, closing out the year up over 37%. That's one for the record books and not the kind of return we think investors should get used to--historical averages are closer to about 11% per annum.

STANDARD AND POOR'S NEITHER SPONSORS NOR ENDORSES THE STOCK INDEX PORTFOLIO. INVESTORS CANNOT DIRECTLY INVEST IN THE S&P 500 STOCK INDEX.

------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN THE STOCK INDEX PORTFOLIO VS. S&P
500 AND LIPPER VIP GROWTH AND INCOME AVERAGE SINCE INCEPTION(1)


                                 [GRAPH]



$32,987 Stock Index Portfolio
$31,647 S&P 500(2)
$27,035 Lipper VIP Growth & Inc Avg(3)*

-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995

                                    One         Three       Five      Since
                                    Year        Years       Years     Inception*
Stock Index Portfolio               37.1%       14.9%       16.1%       14.6%
Lipper VIP Growth & Income Avg(3)*  32.4        13.8        15.8        14.1
S&P 500(2)                          37.6        15.3        16.6        15.2

Inception date: 10/19/87

(1)Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges.

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the portfolio's first full calendar month of performance.

*Lipper lists the Stock Index Portfolio in its S&P 500 Index Universe. For purposes of the Contact owner Letter, we compared the Portfolio to Lipper's Growth & Income Universe: therefore, no ranks are given.

(2)The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio and other indexes may portray different comparative performance.

(3)The Lipper Variable Insurance Products (VIP) Growth Income Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.


                         DATA
                           BANK

[PHOTO]

PORTFOLIO MANAGER
JOHN MOSCHBERGER
------------------------------------------------------------------------------

THE S&P 500: WHAT'S IN IT?

AS OF 12/31/95
     Consumer Growth       28%
     Industrial            17
     Utility               13
     Technology            12
     Financial             12
     Energy                10
     Consumer Cyclical      8

------------------------------------------------------------------------------

RETURNS BY SECTOR 1995.

Finance              53%
Technology           43
Consumer Growth      43
Utility              39
Energy               31
Industrial           30
Consumer Cyclical    13

------------------------------------------------------------------------------

RETURNS BY SECTOR 1994.

Finance              -3%
Technology           20
Consumer Growth       8
Utility              -8
Energy                4
Industrial           -1
Consumer Cyclical   -12

HIGH DIVIDEND STOCK PORTFOLIO

The HIGH DIVIDEND STOCK PORTFOLIO was up 21.7% last year. While in a normal year that would have been a good return, for 1995 it ranked 15 of 15 equity income variable life/annuity portfolios. (SOURCE: LIPPER ANALYTICAL SERVICES) That was very disappointing to us, even though our longer term record remains very solid.

This Portfolio invests primarily in stocks that tend to pay higher-than-average dividends. These are theoretically less volatile than other stocks because their generous dividend payments can help cushion any price losses in the stock themselves. Energy and utility stocks are traditionally considered high dividend stocks.

Although 1995 was a banner year for stocks in general, high dividend stocks weren't among the year's biggest gainers. High dividend stock investors typically trade some total return potential for the cushion of higher-than-average dividends. This means they'll probably underperform in a year of sharply rising stock prices. In addition, the economy slowed faster than we had expected, which hurt our holdings in stocks that benefit during an economic expansion. Finally, we didn't hold banks, which were big winners last year. As a result, the Portfolio's performance was below par for 1995.

Many of our decisions, however, did add value. Our decision to buy technology stocks, including some defense and aerospace companies earlier this year (12% of total net assets six months ago) and sell them at the end of the summer was a good one. We picked up gains when technology stock prices were rising during the spring, and avoided most of the technology downdraft in the third quarter. When technology stocks fell to lower levels in December, we again bought selected stocks in this sector, mainly aerospace companies (15% of total net assets on 12/31/95).

------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN THE HIGH DIVIDEND STOCK PORTFOLIO
VS. S&P 500 AND LIPPER VIP EQUITY INCOME AVERAGE SINCE INCEPTION(1)



                           [GRAPH]


$29,390 S&P 5002
$27,864 High Dividend Stock Portfolio
$25,345 Lipper VIP Equity Inc Avg(3)

-------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995

                                   One          Rank        Three       Rank     Five        Rank     Since
                                   Year                     Years                Years               Inception*
High Dividend Stock Portfolio      21.7%        15/15       14.7%       4/5      16.2%       2/5       13.7%
Lipper VIP Equity Income Avg(3)    32.5                     15.6                 16.6                  13.2
S&P 5002                           37.6                     15.3                 16.6                  14.8

INCEPTION DATE: 2/19/88


(1)Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges. The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the portfolio's first calendar month of performance.

(2)The S&P 500 is a capital weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio and other indexes may portray different comparative performance.

(3)The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.


                          Q&A

[PHOTO]

PORTFOLIO MANAGER
WARREN SPITZ

------------------------------------------------------------------------------

We talked with Portfolio Manager Warren Spitz about his strategy and why the Portfolio did not do well in 1995:

"Our overall strategy is to buy inexpensive stocks issued by good companies. We look for high dividends--whenever that won't conflict with our total return objective too much. We think this is the best way to create a Portfolio that will appreciate in value over time.

"The cyclical issues, such as USX-U.S. Steel Group and IBM, I favored earlier this year--which usually do well in an expanding economy--have been weak performers. That's because investors became pessimistic about the economy before I did. It really hurt returns. I've stopped buying them, though I may add some again when the U.S. and global economic picture becomes clearer.

"I've shifted course so far in 1996 to reflect some trends I see in the financial marketplace.

"I see interest rates continuing to fall, so I've shifted a portion of the Portfolio towards the kinds of stocks that typically benefit as rates decline: insurance company stocks, which reap above-average investment returns from bonds, and real estate investment trusts, which benefit as their cost of financing falls."

------------------------------------------------------------------------------

TOP FIVE HOLDINGS.
AS OF 12/31/95

IBM                     3.9%
Lehman Brothers         3.4
American Airlines       3.2
Chrysler                3.1
USX-U.S. Steel Group    2.6

COMMON STOCK PORTFOLIO

In 1995, the COMMON STOCK PORTFOLIO climbed 31.3%, ranking it 59 among 98 variable life/annuity growth portfolios. (SOURCE: LIPPER
ANALYTICAL SERVICES)

Portfolio Manager Tom Jackson adheres to a "value" investment style: he looks for stocks with prices that are low compared to the company's potential earnings, cash flow and book value.

The "value" investment style was out of favor last year, and therefore the Portfolio didn't keep pace with the S&P 500. Stocks of companies with above-average earnings potential (favored by "growth" investors) fared better in 1995 than the diamonds-in-the-rough we buy.

We began 1995 with only 11.2% in cash, our lowest cash position in several years. Then, the economy slowed just enough to put inflation in the deep freeze, which was good news for the stock market and some of the stocks we owned, like Digital Equipment and Loews. Other areas didn't fare so well--mostly the economically-sensitive stocks of automakers and retailers. If the Federal Reserve continues to cut interest rates, the economy should shake off its sluggishness, which should give consumers a boost in confidence at the same time. Confident consumers buy cars and retail goods, they spend money and use their credit cards--so we think these stocks will do well if the economy eventually reaccelerates.

------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN THE COMMON STOCK PORTFOLIO VS. S&P
500 AND LIPPER GROWTH AVERAGE OVER TEN YEARS(1)

$40,032 S&P 500(2)
$39,855 Common Stock Portfolio
$37,836 Lipper VIP Growth Avg(3)

-------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995

                            One       Rank      Three     Rank       Five      Rank      Ten       Rank
                            Year                Years                Years               Year
Common Stock Portfolio      31.3%     59/98     18.0%     5/58       18.8%     14/48     15.0%     9/27
Lipper VIP Growth Avg(3)    32.5                13.3                 17.1                14.1
S&P 500(2)                  37.6                15.3                 16.6                14.9

INCEPTION DATE: 5/1/83

(1) Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges. The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

(2) The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio and other indexes may portray different comparative performance.

(2) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.

               Q&A

[PHOTO]

PORTFOLIO MANAGER
TOM JACKSON

------------------------------------------------------------------------------

Q. WHAT WORKED FOR YOU IN 1995?

A. Our large concentration in banks, financial services and insurance stocks was a winning decision. Earnings increased significantly at companies like American Express, Dean Witter Discover and Travelers. And, with bank mergers making headlines daily, our emphasis on major money-center banks was a good move. Both large and small banks went through a merger and consolidation phase in 1995, leading to new levels of prosperity for the survivors. We continue to hold many of these as we look for further gains.

Q. WHAT DIDN'T WORK IN 1995?

A. - As major industries continued to shrink employment rosters in reaction to slowing U.S. economic growth rates, auto manufacturers and retailers performed miserably. We owned a lot of them, which hurt performance.

- Although we own as many technology stocks as the S & P 500, we didn't own as many as some of our competitors, which hurt relative performance, as well.

- In such a great year for stocks, the cash holdings, which eventually rose to 20% of assets, were a drag on returns.

------------------------------------------------------------------------------

TOP FIVE HOLDINGS.
AS OF 12/31/95

Digital Equipment.      4.2%
Kimberly Clark          3.5
Chrysler                2.8
Loews                   2.5
Baxter International    2.3

GROWTH STOCK PORTFOLIO

The GROWTH STOCK PORTFOLIO returned 24.4% in the eight months since its inception on May 1, 1995. (SOURCE: THE PRUDENTIAL) For the same period, the Lipper Variable Product Growth Average rose 14.3% (SOURCE: LIPPER ANALYTICAL SERVICES).

Lower interest rates and a low inflation rate, coupled with strong corporate earnings, provided the backdrop for strong overall results. The positive performance of the Portfolio can be attributed to particularly strong results in three sectors: technology, consumer and financial services.

In technology, although recent performance has been disappointing, there are a number of evolving trends which have, and should continue to have, both positive earnings and stock price consequences for companies in the Portfolio. Despite the short-term correction in many of these stocks, we expect to see ongoing strength in the personal computer industry and related software and peripherals, inter-networking, large scale database management applications and wireless communications.

We remain optimistic about growth stocks in the current slow economic growth environment, which is characterized by low inflation and low interest rates. As always, growth stocks will be more volatile than the market overall, but we believe they will continue to provide ample opportunities to provide significant returns from companies with growing revenue and earnings.

------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN THE GROWTH STOCK PORTFOLIO VS.
LIPPER VIP GROWTH AVERAGE AND S&P 500 SINCE INCEPTION, MAY 1,
1995.(1)


                               [GRAPH]


------------------------------------------------------------------------------

RETURNS THROUGH DECEMBER 31, 1995

                             Since
                           Inception*
Growth Stock Portfolio       24.4%
Lipper VIP Growth Avg.       14.3
S&P 500                      21.8

*INCEPTION DATE: 5/1/95

SOURCE: THE PRUDENTIAL.

(1)Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges. The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the portfolio's first calendar month of performance.

(2)The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio and other indexes may portray different comparative performance.

(3)The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.

                         DATA
                           BANK

[PHOTO]

PORTFOLIO MANAGER
DAVID POIESZ
------------------------------------------------------------------------------

PORTFOLIO COMPOSITION.**

                     Dec.     June
                     1995     1995
Technology           37.2%    39.6%
Consumer Staples     18.5     19.9
Health Care          15.7     10.2
Int. Goods & Svcs.   10.8     14.7
Financial Services    6.6      7.8
Capital Spending      4.5      0.0
Basic Industry        1.0      6.6
Cash                  5.7      1.2

------------------------------------------------------------------------------

TOP FIVE HOLDINGS.**
AS OF 12/31/95

Boeing                        3.3%
Hewlett Packard               2.9
Intel                         2.7
Federal National Mortgage     2.5
SmithKline Beecham            2.5

**SOURCE: JENNISON ASSOCIATES.

SMALL CAPITALIZATION STOCK PORTFOLIO

The SMALL CAPITALIZATION STOCK PORTFOLIO gained 19.7% in the eight months since its inception on May 1. (SOURCE: THE PRUDENTIAL) For the same period, Small Company stocks returned 15.4%. (SOURCE: LIPPER ANALYTICAL SERVICES)

The Portfolio seeks long-term growth through investment in publicly-traded companies with market values of generally less than $1 billion, by attempting to mirror the performance of the S&P 600 SmallCap Index, a measure of small company stocks. The stocks in which the Portfolio invests are more volatile than the stocks of larger, more highly capitalized and established companies.

At year end, the Portfolio held all stocks in the S&P 600 SmallCap Index.

STANDARD AND POOR'S NEITHER SPONSORS NOR ENDORSES THE SMALL CAPITALIZATION STOCK PORTFOLIO. INVESTORS CANNOT DIRECTLY INVEST IN THE S&P 600 SMALLCAP INDEX.

------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN THE SMALL CAPITALIZATION PORTFOLIO VS. LIPPER VIP SMALL CO. GROWTH AVERAGE AND S&P 600 SINCE INCEPTION, MAY 1, 1995.(1)



                                  [GRAPH]



------------------------------------------------------------------------------

RETURNS THROUGH DECEMBER 31, 1995

                                                      Since
                                                      Inception*

Small Cap. Stock Portfolio                              19.7%
Lipper VIP Small Co. Growth Avg.(3)                     15.4
S&P 600(2)                                              21.4

*INCEPTION DATE: 5/1/95

SOURCE: THE PRUDENTIAL.

(1)Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges.

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S & P 600 since inception returns reflect the portfolio's first calendar month of performance.

(2)The S&P Small Cap 600 Index is a capital-weighted index, representing the aggregate market value of the common equity of 600 small company stocks. The S&P 600 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P 600 is not the only index that may be used to characterize performance of this Portfolio and other indexes may portray different comparative performance.

(3)The Lipper Variable Insurance Products (VIP) Small Company Growth Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.

                  Q&A

      [PHOTO]

PORTFOLIO MANAGER
WAI CHIANG

------------------------------------------------------------------------------

Q. How did small company stocks do compared to larger stocks during 1995?

A. Larger company stocks performed better for the full year. However, from May 1 through the end of the year, the S&P 500 and S&P 600 returned just about the same amount. That's not typical.

Stocks of smaller companies typically respond to economic changes differently than stocks of larger companies-- sometimes providing higher returns than larger company stocks, and sometimes lower. The Small Capitalization Stock Portfolio provides contract owners with another choice among stock portfolios, allowing for an additional level of diversification.

------------------------------------------------------------------------------

THE S & P 600 SMALL CAP INDEX
COMPOSITION BY SECTOR.**

                             Dec.         June
                             1995         1995
                            -------     --------
Capital Goods                  4.9%        4.6%
Consumer Durables              4.9         4.9
Consumer Non-Durables         17.8        18.6
Energy                         5.6         5.9
Finance                       17.2        16.7
Materials & Service           23.0        20.5
Technology                    19.6        21.4
Transportation                 2.3         2.6
Utilities                      4.7         4.8

**Source: Wilshire Associates.

GLOBAL EQUITY PORTFOLIO

Last year, the GLOBAL EQUITY PORTFOLIO advanced 15.9%, ranking 15 of 32 variable life/annuity global equity portfolios. (SOURCE: LIPPER ANALYTICAL SERVICES.) Few global equity portfolios surpassed the MSCI- World Index, up 21.3%.

The Portfolio seeks long-term capital appreciation by investing primarily in common stocks and common stock equivalents of foreign and domestic corporations.

In 1995, we bought stocks outside the U.S. where economic growth was strong.

-In the Pacific Rim, we added to our holdings in Hong Kong, as we expect companies there will be the prime beneficiaries of renewed growth in mainland China.

 We added slightly to our Japanese holdings (now 17% of total net assets, up from 12%), where companies should benefit from both the weakening yen (which makes exports more attractive to overseas consumers) and the government's action to strengthen the banking sector.

- Around Europe, we're buying luxury retailers, entertainment and leisure companies. As the baby boomers age, we think they'll have more disposable income to spend on the finer things in life.

- In the U.S., we favored technology firms, mostly software manufacturers, which should prosper as Americans load up on new computer applications for work, home and play.

-------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN THE GLOBAL EQUITY PORTFOLIO VS.
MORGAN STANLEY WORLD INDEX AND LIPPER VIP GLOBAL AVERAGE SINCE
INCEPTION(1)



                               [GRAPH]



$20,773 Lipper VIP Global Avg(3)
$19,500 MSCI World Index(2)
$18,916 Global Equity Portfolio

-------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995

                                        One          Rank          Three          Rank     Five      Rank     Since
                                        Year                       Years                   Years             Inception*
Global Equity Portfolio                 15.9%         15/32         16.4%         6/19     11.2%     6/13      9.2%
Lipper VIP Global Avg(3)                15.9                        14.0                   11.2               10.3
Morgan Stanley World Index(2)           21.3                        16.4                   12.3                9.7

INCEPTION DATE: 9/19/88

(1)Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the portfolio's first calendar month of performance.

(2)The Morgan Stanley Index is a weighted index comprised of approximately 1500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds and other indexes may portray different comparative performance.

(3)The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.

                  Q&A

      [PHOTO]

PORTFOLIO MANAGER
DAN DUANE
-------------------------------------------------------------------------------

Q. Where are you investing in Europe?

A. Early in 1995, we took advantage of a broadening economic recovery in Europe by shifting assets from companies that benefit early in the business cycle to those that benefit later. So we sold basic materials stocks in the chemical and steel industries (typical "early business cycle" stocks) and bought consumer-oriented stocks in the retail, machinery, telecommunications and technology sectors.

Q. Which companies produced good returns in 1995?

A. Nintendo was one of our biggest gainers in 1995 as investors realized the company's new products would be strong enough to help it maintain its leadership position in the computer industry. (We sold our Nintendo holdings early in 1996 to lock in profits.)

-------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY.
AS OF 12/31/95

Continental Europe                  23.2%
United States                       21.0
Japan                               17.3
Pacific Basin                       17.1
United Kingdom                       9.4
Australia                            5.2
Mexico                               1.2

-------------------------------------------------------------------------------
TOP FIVE HOLDINGS.
AS OF 12/31/95

Nintendo (Japan)                    2.4%
Mattel (U.S.)                       2.2
Coca Cola Amatil (Australia)        2.1
Microsoft (U.S.)                    2.1
Guoco Group (Hong Kong)             1.9

NATURAL RESOURCES PORTFOLIO

The NATURAL RESOURCES PORTFOLIO was up 26.9% in 1995, ranking number 1 of 8 such portfolios (SOURCE: LIPPER ANALYTICAL SERVICES). The Portfolio is consistently a top performer among its peers, and was in 1995 as well. Notably, though, stocks of commodities companies did not perform well compared to the broader stock market in 1995. The weak economy hurt their perceived profit potential and their prices.

The Natural Resources Portfolio invests in companies that own, process or provide goods and services in natural resources such as precious and base metals, oil, natural gas and forest products.

Energy stocks continue to be the largest portion of the Portfolio, at 50% of total net assets. We have seen excellent performance in drilling stocks such as Reading & Bates, and natural gas providers, such as Anadarko Petroleum. Given the limited supply of natural gas production, and surging U.S. demand, we believe natural gas prices should be strong in 1996.

Fertilizer stocks, at 8% of holdings, were great performers in 1995; the Portfolio's return benefitted from its large weighting here. Although we still like the long-term prospects for the industry, we have reduced our holdings since a lot of the "good news" for fertilizer is already reflected in stock prices.

Precious metals stocks, which make up 20% of our holdings, finally began showing signs of life. Surging worldwide demand for gold, combined with stagnant gold mine output, could mean higher gold prices in the year ahead. Stocks we especially like include Cambior, which continues to be one of our biggest holdings.

-------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED IN THE NATURAL RESOURCES PORTFOLIO VS.
S&P 500 AND LIPPER VIP NATURAL RESOURCES AVERAGE SINCE INCEPTION(1)



                             [GRAPH]



$29,992 S&P 500(2)
$24,243 Natural Resources Portfolio
$15,822 Lipper VIP Nat. Res Avg(3)

-------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1995

                                     One        Rank        Three   Rank      Five      Rank       Since
                                    Year                    Years             Years              Inception*
Natural Resources Portfolio         26.9%       1/8         14.2%     5/8      12.1%     1/8       12.4%
Lipper VIP Nat. Resources Avg(3)    12.0                    14.7                8.6                 5.6
S&P 500(2)                          37.6                    15.3               16.6                15.5

INCEPTION DATE: 5/1/88

(1)Past performance is not predictive of future performance. Portfolio performance does not reflect Separate Account expenses or other product charges. The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the portfolio's first full calendar month of performance.

(2)The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio and other indexes may portray different comparative performance.

(3)The Lipper Variable Insurance Products (VIP) Natural Resources Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and insurance products. These returns are net of investment fees and fund expenses but not product charges.


                  Q&A

      [PHOTO]


PORTFOLIO MANAGER
LEIGH GOEHRING
-------------------------------------------------------------------------------
Q: Are we seeing some new trends in the natural resources market?

A. Traditionally, natural resources have been viewed as an inflation hedge.

They often retain value when inflation is eroding the value of financial instruments like stocks and bonds. In recent months, however, we have been seeing a new scenario at work: Natural resource prices have moved fitfully towards higher levels despite low inflation. That's partly because surging economic growth in heavily-populated countries like China and India is creating growing demand for many natural resources. Our strategy is to try and buy stocks of companies that will see their revenues and profits increase as a result of this surging demand for commodities.

-------------------------------------------------------------------------------
TOP FIVE HOLDINGS.
AS OF 12/31/95

Aluminum Co. of America          3.2%
Potash                           2.9
Noble Affiliates                 2.3
Louisiana Pacific                2.2
Talisman Energy                  2.2

INVESTMENT ADVISOR'S OUTLOOK

THIS TIME OF YEAR WE USUALLY ANALYZE THE FINANCIAL INDICATORS, REVIEW LAST YEAR'S MARKET ACTIVITY AND TRY TO FORECAST NEXT YEAR'S INVESTMENT
MARKETS--THE BEST SECTORS TO CHOOSE AND WHERE WE THINK THERE'S MONEY TO BE
MADE.

THIS YEAR, THERE'S STILL A LOT OF GOOD NEWS. INTEREST RATES ARE FALLING, INFLATION IS LOW AND ECONOMIC GROWTH REMAINS POSITIVE--A COMBINATION THAT CREATES A VERY HEALTHY ENVIRONMENT FOR STOCKS AND BONDS. BUT LOOKING BACK AT 1995, THE STOCK AND BOND MARKETS HAVE ALREADY PRODUCED RECORD-BREAKING TOTAL RETURNS. HISTORY TELLS US THESE RETURNS ARE UNLIKELY TO BE REPEATED ANY TIME SOON. OVERALL, THOUGH, WE ARE POSITIVE, ESPECIALLY ON BONDS AND NON-U.S. STOCKS, BUT WE WANT TO MAKE SURE WE'RE NOT TAKING TOO MUCH RISK.

                                U.S. BONDS

Bonds look good to us. We believe interest rates will fall to 5.75% or even 5.5%--which could produce healthy price appreciation from this normally sleepy asset class. Inflation in the U.S. remains low, which should allow interest rates to fall further. We're very positive on Treasury securities and investment grade corporate bonds. High yield bonds should benefit from lower interest rates, but we're paying very close attention to credit quality.

                               GLOBAL STOCKS

Global stocks--the riskiest asset class--may be the big winner in 1996. These stocks are trailing far behind their U.S. counterparts, while foreign economic growth is generally higher than in the U.S. We think investors might shake off their worries about currency fluctuations and financial scandals and give the foreign markets another look in 1996.

                               U.S. STOCKS

The U.S. stock market is the toughest for us to call. Falling interest rates are positive for the market; but we're concerned about slowing earnings growth. Our best guess: modest positive returns by year end 1996, but expect a sell-off sometime during the year.

One last word: judge your risk tolerance carefully this year. There could be many ups--and some big downs--in 1996. We think long-term investors should be prepared to weather some turmoil on their way to positive total returns. And remember to review your financial security objectives with your Registered Representative in case your needs have changed.

                               SHORT TAKES

TOM JACKSON,
COMMON STOCK PORTFOLIO:

"The challenge for 1996 is to determine when the prices of the economically sensitive stocks offer sufficient value to compensate for the risk that earnings will continue to disappoint if the economy weakens in the near term."

WARREN SPITZ,
HIGH DIVIDEND PORTFOLIO:

"Some of the weakest high dividend stocks of 1995--retailers and real estate investment trusts--are my favorites heading into 1996. Most of them could start to produce gains if interest rates continue to fall and economic growth maintains a moderate pace."

DAVID POIESZ,
GROWTH STOCK PORTFOLIO:

"Lower interest rates and moderate economic growth should bode well for the continued growth in the companies in our Portfolio. We expect the strength they demonstrated in 1995 should continue next year, despite ups and downs in market perceptions."

DAN DUANE,
GLOBAL EQUITY PORTFOLIO:

"The European and Asian stocks that lagged the U.S. market in 1995 should begin to recover in 1996. Why? Most international investors are realizing that worries about the U.S. economy's strength and the dollar's weakness (which constrained the markets in 1995) have been overblown."

BARBARA KENWORTHY,
BOND PORTFOLIO:

"If 1996 weren't a Presidential election year, I'd expect to see really stunning gains from the U.S. bond market, with long-term interest rates dipping below 5.5%. But Presidential politicking will bring turmoil to the bond market, so I believe we'll have a respectable year, with strong price gains and rates testing their 1993 lows--a record level for investors."

LARS BERKMAN, HIGH YIELD PORTFOLIO:

"In 1996, credit quality will be the factor to watch in the high yield bond market. I'll be watching the economy closely and avoiding the bonds of companies that could falter if revenues and cash flow weaken. But high yield bonds should provide good returns in 1996, on the strength of falling interest rates alone."

                                                                       S96-0023

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments................................  $  610,184,940
    Cash.......................................           1,689
    Interest receivable........................       3,877,634
                                                 --------------
      Total Assets.............................     614,064,263
                                                 --------------
  LIABILITIES
    Accrued expenses...........................         115,780
    Payable to investment adviser..............         628,843
                                                 --------------
      Total Liabilities........................         744,623
                                                 --------------
  NET ASSETS...................................  $  613,319,640
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      613,320
      Paid-in capital, in excess of par........     612,706,320
                                                 --------------
    Net assets, December 31, 1995..............  $  613,319,640
                                                 --------------
                                                 --------------
    Net asset value per share of 61,331,964
      outstanding shares of common stock
      (authorized 200,000,000 shares)..........  $      10.0000
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Interest...................................  $    36,565,684
                                                 ---------------
  EXPENSES
    Investment management fee..................        2,399,559
    Shareholders' reports......................          137,786
    Accounting fees............................           66,340
    Professional fees..........................           30,370
    Custodian expense -- net...................           10,710
    Directors' expense.........................            2,988
    Miscellaneous expenses.....................              928
    S.E.C. fees................................           (3,240)
                                                 ---------------
                                                       2,645,441
                                                 ---------------
  NET INVESTMENT INCOME........................       33,920,243
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    33,920,243
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $     33,920,243     $    21,549,333
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................        (33,920,243)        (21,549,333)
  CAPITAL TRANSACTIONS:
    Capital stock sold [13,987,392 and 18,862,200 shares, respectively]....................        139,873,920         188,622,000
    Reinvestment of dividend distributions [3,392,024 and 2,154,934 shares,
     respectively].........................................................................         33,920,243          21,549,333
    Capital stock repurchased [(14,375,600) and (10,162,500) shares, respectively].........       (143,756,000)       (101,625,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         30,038,163         108,546,333
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         30,038,163         108,546,333
  NET ASSETS:
    Beginning of year......................................................................        583,281,477         474,735,144
                                                                                             ------------------  -------------------
    End of year............................................................................   $    613,319,640     $   583,281,477
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                 BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $610,310,688)............................  $  643,573,628
    Cash.......................................             395
    Interest receivable........................      12,716,449
    Receivable for portfolio shares sold.......         216,916
                                                 --------------
      Total Assets.............................     656,507,388
                                                 --------------
  LIABILITIES
    Accrued expenses...........................          36,960
    Payable to investment adviser..............         634,002
                                                 --------------
      Total Liabilities........................         670,962
                                                 --------------
  NET ASSETS...................................  $  655,836,426
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      579,713
      Paid-in capital, in excess of par........     629,568,137
                                                 --------------
                                                    630,147,850
    Undistributed net investment income........         714,398
    Accumulated net realized losses............      (8,288,762)
    Net unrealized appreciation................      33,262,940
                                                 --------------
    Net assets, December 31, 1995..............  $  655,836,426
                                                 --------------
                                                 --------------
    Net asset value per share of 57,971,325
      outstanding shares of common stock
      (authorized 200,000,000 shares)..........  $      11.3131
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Interest...................................  $    43,710,915
                                                 ---------------
  EXPENSES
    Investment management fee..................        2,337,700
    Shareholders' reports......................          147,832
    Accounting fees............................           56,490
    Custodian expense -- net...................           42,968
    Professional fees..........................           19,278
    Directors' expense.........................            2,862
    Miscellaneous expenses.....................              863
    S.E.C. fees................................           (3,513)
                                                 ---------------
                                                       2,604,480
                                                 ---------------
  NET INVESTMENT INCOME........................       41,106,435
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on investments --
      Securities transactions..................        3,993,423
      Options written..........................          (48,047)
                                                 ---------------
    Net realized gain on investments...........        3,945,376
    Net unrealized gain on investments.........       65,195,088
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       69,140,464
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   110,246,899
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $     41,106,435     $    36,112,155
    Net realized gain (loss) on investments................................................          3,945,376          (4,246,256)
    Net unrealized gain (loss) on investments..............................................         65,195,088         (50,839,016)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................        110,246,899         (18,973,117)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................        (40,773,047)        (35,627,999)
    Net realized gain from investment transactions.........................................         (1,426,845)         (1,267,553)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................        (42,199,892)        (36,895,552)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [3,596,587 and 3,414,897 shares, respectively]......................         39,971,262          36,662,212
    Reinvestment of dividend distributions [3,793,654 and 3,610,015 shares,
     respectively].........................................................................         42,199,892          36,895,552
    Capital stock repurchased [(3,376,822) and (4,963,909) shares, respectively]...........        (36,030,334)        (52,266,357)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         46,140,820          21,291,407
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE)
  IN NET ASSETS............................................................................        114,187,827         (34,577,262)
  NET ASSETS:
    Beginning of year......................................................................        541,648,599         576,225,861
                                                                                             ------------------  -------------------
    End of year............................................................................   $    655,836,426     $   541,648,599
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $457,607,665)............................  $  495,028,292
    Cash.......................................             648
    Interest receivable........................       7,178,766
    Receivable for portfolio shares sold.......          57,123
    Other Assets...............................           5,758
                                                 --------------
      Total Assets.............................     502,270,587
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         495,282
                                                 --------------
  NET ASSETS...................................  $  501,775,305
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      428,176
      Paid-in capital, in excess of par........     486,408,830
                                                 --------------
                                                    486,837,006
    Undistributed net investment income........       1,261,089
    Accumulated net realized losses............     (23,743,417)
    Net unrealized appreciation................      37,420,627
                                                 --------------
    Net assets, December 31, 1995..............  $  501,775,305
                                                 --------------
                                                 --------------
    Net asset value per share of 42,817,582
      outstanding shares of common stock
      (authorized 100,000,000 shares)..........  $      11.7189
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Interest...................................  $    33,602,845
                                                 ---------------
  EXPENSES
    Investment management fee..................        1,913,517
    Shareholders' reports......................          122,340
    Accounting fees............................           68,428
    Custodian expense -- net...................           32,925
    Professional fees..........................            9,933
    Directors' expense.........................            2,908
    Miscellaneous expenses.....................              774
    S.E.C. fees................................          (11,433)
                                                 ---------------
                                                       2,139,392
                                                 ---------------
  NET INVESTMENT INCOME........................       31,463,453
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........      (12,819,604)
    Net unrealized gain on investments.........       66,364,196
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       53,544,592
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    85,008,045
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $     31,463,453     $    33,431,928
    Net realized loss on investments.......................................................        (12,819,604)        (10,380,614)
    Net unrealized gain (loss) on investments..............................................         66,364,196         (52,690,952)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................         85,008,045         (29,639,638)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................        (31,133,859)        (32,955,665)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [863,496 and 3,591,224 shares, respectively]........................          9,888,081          41,656,912
    Reinvestment of dividend distributions [2,693,392 and 3,094,061 shares,
     respectively].........................................................................         31,133,859          32,955,665
    Capital stock repurchased [(7,346,525) and (5,912,961) shares, respectively]...........        (80,695,126)        (64,569,681)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (39,673,186)         10,042,896
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................         14,201,000         (52,552,407)
  NET ASSETS:
    Beginning of year......................................................................        487,574,305         540,126,712
                                                                                             ------------------  -------------------
    End of year............................................................................   $    501,775,305     $   487,574,305
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 1995 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
      Total Assets.............................  $            0
                                                 --------------
  LIABILITIES
      Total Liabilities........................  $            0
                                                 --------------
  NET ASSETS
                                                 --------------
                                                 --------------
    Net assets, December 31, 1995..............  $            0
                                                 --------------
                                                 --------------
    Net asset value per share of -0- outstanding
      shares of common stock (authorized
      25,000,000 shares).......................  $            0
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Interest...................................  $       717,426
                                                 ---------------
  EXPENSES
    Investment management fee..................           42,824
    Accounting fees............................            1,876
    Custodian expense -- net...................            8,044
    Shareholders' reports......................            2,251
    S.E.C......................................             (954)
    Directors' expense.........................            2,374
    Professional fees..........................            3,487
    Miscellaneous expenses.....................               27
                                                 ---------------
                                                          59,929
                                                 ---------------
  NET INVESTMENT INCOME........................          657,497
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........          170,059
    Net unrealized loss on investments.........          (36,893)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................          133,166
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $       790,663
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $        657,497     $     1,027,426
    Net realized gain on investments.......................................................            170,059               1,948
    Net unrealized loss on investments.....................................................            (36,893)         (1,029,896)
                                                                                             ------------------  -------------------
    NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................            790,663                (522)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................           (684,785)         (1,001,231)
    Net realized gain from investment transactions.........................................           (169,638)             (3,573)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................           (854,423)         (1,004,804)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [11,399 and 301,289 shares, respectively]...........................            123,131           3,295,000
    Reinvestment of dividend distributions [81,330 and 94,042 shares, respectively]........            854,423           1,004,804
    Capital stock repurchased [(10,740) and (52,950) shares, respectively].................           (116,000)           (592,000)
    Initial capitalization repurchased [(680,487) and (18,027) shares, respectively].......         (7,346,506)           (197,000)
    Capital stock repurchased at liquidation date [(1,075,615) and 0 shares,
     respectively].........................................................................        (11,184,920)                  0
                                                                                             ------------------  -------------------
    NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (17,669,872)          3,510,804
                                                                                             ------------------  -------------------
  TOTAL INCREASE/(DECREASE) IN NET ASSETS..................................................        (17,733,632)          2,505,478
  NET ASSETS:
    Beginning of year......................................................................         17,733,632          15,228,154
                                                                                             ------------------  -------------------
    End of year............................................................................   $              0     $    17,733,632
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2000 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $22,164,986).............................  $   25,287,653
    Cash.......................................             311
    Interest receivable........................             200
                                                 --------------
      Total Assets.............................      25,288,164
                                                 --------------
  LIABILITIES
    Accrued expenses and other liabilities.....           4,480
    Payable to investment adviser..............          24,865
                                                 --------------
      Total Liabilities........................          29,345
                                                 --------------
  NET ASSETS...................................  $   25,258,819
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       19,030
      Paid-in capital, in excess of par........      22,151,149
                                                 --------------
                                                     22,170,179
    Distributions in excess of net investment
      income...................................         (34,156)
    Accumulated net realized gains.............             129
    Net unrealized appreciation................       3,122,667
                                                 --------------
    Net assets, December 31, 1995..............  $   25,258,819
                                                 --------------
                                                 --------------
    Net asset value per share of 1,903,021
      outstanding shares of common stock
      (authorized 25,000,000 shares)...........  $      13.2730
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Interest...................................  $     1,156,958
                                                 ---------------
  EXPENSES
    Investment management fee..................           92,250
    Accounting fees............................            6,931
    Shareholders' reports......................            4,623
    Custodian expense -- net...................            2,995
    Directors' expense.........................            2,533
    Professional fees..........................            1,602
    Miscellaneous expenses.....................               33
                                                 ---------------
                                                         110,967
                                                 ---------------
  NET INVESTMENT INCOME........................        1,045,991
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........          945,638
    Net unrealized gain on investments.........        2,457,617
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        3,403,255
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $     4,449,246
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $      1,045,991     $     1,414,358
    Net realized gain on investments.......................................................            945,638              38,776
    Net unrealized gain(loss) on investments...............................................          2,457,617          (3,049,221)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................          4,449,246          (1,596,087)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................         (1,046,055)         (1,398,377)
    Net realized gain from investment transactions.........................................           (945,910)            (38,912)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................         (1,991,965)         (1,437,289)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [111,200 and 102,167 shares, respectively]..........................          1,481,434           1,340,000
    Reinvestment of dividend distributions [151,186 and 118,462 shares, respectively]......          1,991,965           1,437,289
    Capital stock repurchased [(89,987) and (60,345) shares, respectively].................         (1,195,434)           (787,000)
    Initial capitalization repurchased [(8,965) and (38,338) shares, respectively].........           (111,423)           (507,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          2,166,542           1,483,289
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................          4,623,823          (1,550,087)
  NET ASSETS:
    Beginning of year......................................................................         20,634,996          22,185,083
                                                                                             ------------------  -------------------
    End of year............................................................................   $     25,258,819     $    20,634,996
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2005 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $19,934,260).............................  $   23,588,178
    Cash.......................................             915
    Interest receivable........................             605
    Receivable for portfolio shares sold.......          85,000
                                                 --------------
      Total Assets.............................      23,674,698
                                                 --------------
  LIABILITIES
    Accrued expenses...........................           5,550
    Payable to investment adviser..............          22,029
                                                 --------------
      Total Liabilities........................          27,579
                                                 --------------
  NET ASSETS...................................  $   23,647,119
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       17,928
      Paid-in capital, in excess of par........      19,955,995
                                                 --------------
                                                     19,973,923
    Undistributed net investment income........          19,278
    Net unrealized appreciation................       3,653,918
                                                 --------------
    Net assets, December 31, 1995..............  $   23,647,119
                                                 --------------
                                                 --------------
    Net asset value per share of 1,792,815
      outstanding shares of common stock
      (authorized 50,000,000 shares)...........  $      13.1899
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Interest...................................  $     1,122,819
                                                 ---------------
  EXPENSES
    Investment management fee..................           76,677
    Accounting fees............................            6,748
    Shareholders' reports......................            4,342
    Custodian expense -- net...................            3,459
    Directors' expense.........................            2,531
    Professional fees..........................            1,763
    Miscellaneous expenses.....................               26
                                                 ---------------
                                                          95,546
                                                 ---------------
  NET INVESTMENT INCOME........................        1,027,273
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........          471,329
    Net unrealized gain on investments.........        3,840,819
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        4,312,148
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $     5,339,421
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $      1,027,273     $       955,176
    Net realized gain on investments.......................................................            471,329                   0
    Net unrealized gain(loss) on investments...............................................          3,840,819          (2,370,041)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................          5,339,421          (1,414,865)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................         (1,031,193)           (938,283)
    Net realized gain from investment transactions.........................................           (471,329)             (3,855)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................         (1,502,522)           (942,138)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [292,895 and 461,883 shares, respectively]..........................          3,700,000           5,262,071
    Reinvestment of dividend distributions [116,304 and 86,081 shares, respectively].......          1,502,522             942,138
    Capital stock repurchased [(152,641) and (31,239) shares, respectively]................         (1,898,000)           (366,000)
    Initial capitalization repurchased [-0- and (122,127) shares, respectively]............                  0          (1,448,071)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          3,304,522           4,390,138
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................          7,141,421           2,033,135
  NET ASSETS:
    Beginning of year......................................................................         16,505,698          14,472,563
                                                                                             ------------------  -------------------
    End of year............................................................................   $     23,647,119     $    16,505,698
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                   CONSERVATIVELY MANAGED FLEXIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $3,622,931,201)..........................  $3,912,781,300
    Cash.......................................          44,660
    Interest and dividends receivable..........      30,959,621
    Receivable for securities sold.............       2,833,722
    Receivable for portfolio shares sold.......          23,400
                                                 --------------
      Total Assets.............................   3,946,642,703
                                                 --------------
  LIABILITIES
    Accrued expenses...........................         165,851
    Payable for securities purchased...........         374,361
    Payable to investment adviser..............       5,328,226
                                                 --------------
      Total Liabilities........................       5,868,438
                                                 --------------
  NET ASSETS...................................  $3,940,774,265
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,574,196
      Paid-in capital, in excess of par........   3,629,566,275
                                                 --------------
                                                  3,632,140,471
    Distributions in excess of net investment
      income...................................      (2,286,857)
    Accumulated net realized gains.............      21,070,552
    Net unrealized appreciation................     289,850,099
                                                 --------------
    Net assets, December 31, 1995..............  $3,940,774,265
                                                 --------------
                                                 --------------
    Net asset value per share of 257,419,587
      outstanding shares of common stock
      (authorized 300,000,000 shares)..........  $      15.3088
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividends (net of $401,184 foreign
      withholding tax).........................  $    23,484,206
    Interest...................................      153,295,065
                                                 ---------------
                                                     176,779,271
                                                 ---------------
  EXPENSES
    Investment management fee..................       20,327,574
    Shareholders' reports......................          902,869
    Accounting fees............................           97,831
    Custodian expense -- net...................           92,207
    Professional fees..........................           74,702
    Miscellaneous expenses.....................            5,573
    Directors' expense.........................            4,934
    S.E.C. fees................................          (20,409)
                                                 ---------------
                                                      21,485,281
                                                 ---------------
  NET INVESTMENT INCOME........................      155,293,990
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........      167,342,297
    Net unrealized gain on investments.........      264,773,974
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      432,116,271
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   587,410,261
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $    155,293,990     $   122,670,711
    Net realized gain on investments.......................................................        167,342,297          30,751,021
    Net unrealized gain(loss) on investments...............................................        264,773,974        (184,854,002)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................        587,410,261         (31,432,270)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................       (154,987,434)       (120,740,360)
    Net realized gain from investment transactions.........................................       (133,660,168)        (37,214,012)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................       (288,647,602)       (157,954,372)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [5,345,143 and 34,889,459 shares, respectively].....................         81,026,772         514,344,688
    Reinvestment of dividend distributions [19,023,739 and 11,198,868 shares,
     respectively].........................................................................        288,647,602         157,954,372
    Capital stock repurchased [(15,343,313) and (5,887,371) shares, respectively]..........       (228,767,054)        (84,977,146)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        140,907,320         587,321,914
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        439,669,979         397,935,272
  NET ASSETS:
    Beginning of year......................................................................      3,501,104,286       3,103,169,014
                                                                                             ------------------  -------------------
    End of year............................................................................   $  3,940,774,265     $ 3,501,104,286
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                    AGGRESSIVELY MANAGED FLEXIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $3,687,627,278)..........................  $4,228,358,720
    Cash.......................................             626
    Interest and dividends receivable..........      25,934,506
    Receivable for securities sold.............      59,091,478
    Receivable for portfolio shares sold.......          42,700
                                                 --------------
      Total Assets.............................   4,313,428,030
                                                 --------------
  LIABILITIES
    Accrued expenses...........................         178,423
    Payable for securities purchased...........      45,774,778
    Payable to investment adviser..............       6,269,992
                                                 --------------
      Total Liabilities........................      52,223,193
                                                 --------------
  NET ASSETS...................................  $4,261,204,837
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,385,984
      Paid-in capital, in excess of par........   3,657,681,610
                                                 --------------
                                                  3,660,067,594
    Distributions in excess of net investment
      income...................................      (5,751,188)
    Accumulated Net Realized Gains.............      66,155,086
    Net unrealized appreciation
      Securities...............................     540,731,442
      Foreign currency translations............           1,903
                                                 --------------
    Net assets, December 31, 1995..............  $4,261,204,837
                                                 --------------
                                                 --------------
    Net asset value per share of 238,598,423
      outstanding shares of common stock
      (authorized 300,000,000 shares)..........  $      17.8593
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividends (net of $632,445 foreign
      withholding tax).........................  $    47,779,646
    Interest...................................      103,109,112
                                                 ---------------
                                                     150,888,758
                                                 ---------------
  EXPENSES
    Investment management fee..................       22,971,401
    Shareholders' reports......................          933,420
    Custodian expense -- net...................          170,999
    Professional fees..........................           86,407
    Accounting fees............................           84,962
    Miscellaneous expenses.....................            5,560
    Directors' expense.........................            4,806
    S.E.C. fees................................           (9,458)
                                                 ---------------
                                                      24,248,097
                                                 ---------------
  NET INVESTMENT INCOME........................      126,640,661
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on investments and
      foreign currencies--
      Securities transactions..................      291,714,860
      Foreign currency transactions............           (1,080)
      Futures contracts........................          554,055
                                                 ---------------
    Net realized gain on investments and
      foreign currencies.......................      292,267,835
                                                 ---------------
    Net unrealized gain on investments and
      foreign currencies--
      Securities...............................      410,037,562
      Foreign currency translations............            3,540
                                                 ---------------
    Net unrealized gain on investments and
      foreign currencies.......................      410,041,102
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      702,308,937
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   828,949,598
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $    126,640,661     $    98,878,114
    Net realized gain on investments and foreign currency transactions.....................        292,267,835          23,838,273
    Net unrealized gain(loss) on investments and foreign currency translations.............        410,041,102        (230,571,359)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................        828,949,598        (107,854,972)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................       (124,621,227)        (96,126,295)
    Net realized gain from investment transactions.........................................       (176,844,671)        (98,311,584)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................       (301,465,898)       (194,437,879)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [8,486,525 and 22,611,559 shares, respectively].....................        146,641,074         370,947,414
    Reinvestment of dividend distributions [17,050,711 and 12,531,550 shares,
     respectively].........................................................................        301,465,898         194,437,879
    Capital stock repurchased [(11,612,102) and (4,617,224) shares, respectively]..........       (195,926,134)        (73,719,278)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        252,180,838         491,666,015
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        779,664,538         189,373,164
  NET ASSETS:
    Beginning of year......................................................................      3,481,540,299       3,292,167,135
                                                                                             ------------------  -------------------
    End of year............................................................................   $  4,261,204,837     $ 3,481,540,299
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $354,568,957)............................  $  361,288,048
    Cash.......................................             632
    Interest and dividends receivable..........       5,586,015
    Receivable for portfolio shares sold.......       1,576,000
                                                 --------------
      Total Assets.............................     368,450,695
                                                 --------------
  LIABILITIES
    Accrued expenses...........................          51,477
    Payable to investment adviser..............         489,831
                                                 --------------
      Total Liabilities........................         541,308
                                                 --------------
  NET ASSETS...................................  $  367,909,387
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      471,654
      Paid-in capital, in excess of par........     384,457,545
                                                 --------------
                                                    384,929,199
    Distributions in excess of net investment
      income...................................      (2,640,746)
    Accumulated net realized losses............     (21,098,157)
    Net unrealized appreciation................       6,719,091
                                                 --------------
    Net assets, December 31, 1995..............  $  367,909,387
                                                 --------------
                                                 --------------
    Net asset value per share of 47,165,429
      outstanding shares of common stock
      (authorized 100,000,000 shares)..........  $       7.8004
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividends..................................  $       704,709
    Interest...................................       36,153,363
                                                 ---------------
                                                      36,858,072
                                                 ---------------
  EXPENSES
    Investment management fee..................        1,845,783
    Accounting fees............................          103,280
    Shareholders' reports......................           78,409
    Professional fees..........................           17,800
    Custodian expense -- net...................            7,782
    Directors' expense.........................            2,729
    Miscellaneous expenses.....................              488
    S.E.C. fees................................             (106)
                                                 ---------------
                                                       2,056,165
                                                 ---------------
  NET INVESTMENT INCOME........................       34,801,907
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........      (14,399,977)
    Net unrealized gain on investments.........       33,692,744
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       19,292,767
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    54,094,674
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $     34,801,907     $    30,009,666
    Net realized loss on investments.......................................................        (14,399,977)         (4,761,509)
    Net unrealized gain(loss) on investments...............................................         33,692,744         (34,417,342)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................         54,094,674          (9,169,185)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................        (36,032,307)        (30,650,298)
    Net realized gain from investment transactions.........................................                  0                (228)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................        (36,032,307)        (30,650,526)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,596,182 and 7,836,280 shares, respectively]......................         36,443,000          64,526,000
    Reinvestment of dividend distributions [4,650,470 and 4,067,658 shares,
     respectively].........................................................................         36,032,307          30,650,526
    Capital stock repurchased [(3,656,896) and (3,976,156) shares, respectively]...........        (28,853,000)        (31,985,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         43,622,307          63,191,526
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         61,684,674          23,371,815
  NET ASSETS:
    Beginning of year......................................................................        306,224,713         282,852,898
                                                                                             ------------------  -------------------
    End of year............................................................................   $    367,909,387     $   306,224,713
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $726,828,799)............................  $1,034,546,771
    Cash.......................................             388
    Interest and dividends receivable..........       2,009,493
    Receivable for securities sold.............         104,888
    Receivable for portfolio shares sold.......         593,387
    Receivable for daily variation margin on
      open futures contracts (see Note 2)......          42,000
                                                 --------------
      Total Assets.............................   1,037,296,927
                                                 --------------
  LIABILITIES
    Accrued expenses and other liabilities.....          17,953
    Payable for securities purchased...........       5,143,518
    Payable to investment adviser..............         857,388
                                                 --------------
      Total Liabilities........................       6,018,859
                                                 --------------
  NET ASSETS...................................  $1,031,278,068
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      516,774
      Paid-in capital, in excess of par........     720,145,607
                                                 --------------
                                                    720,662,381
    Distributions in excess of net investment
      income...................................        (317,155)
    Accumulated net realized gains.............       3,562,520
    Net unrealized appreciation (depreciation)
      Securities...............................     307,717,972
      Futures contracts........................        (347,650)
                                                 --------------
    Net assets, December 31, 1995..............  $1,031,278,068
                                                 --------------
                                                 --------------
    Net asset value per share of 51,677,409
      outstanding shares of common stock
      (authorized 100,000,000 shares)..........  $      19.9561
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividends (net of $107,942 foreign
      withholding tax).........................  $    20,346,508
    Interest...................................        1,720,583
                                                 ---------------
                                                      22,067,091
                                                 ---------------
  EXPENSES
    Investment management fee..................        2,904,883
    Shareholders' reports......................          187,848
    Accounting fees............................           71,353
    Professional fees..........................           17,219
    Custodian expense -- net...................           15,898
    Directors' expense.........................            3,279
    Miscellaneous expenses.....................            1,233
                                                 ---------------
                                                       3,201,713
                                                 ---------------
  NET INVESTMENT INCOME........................       18,865,378
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments --
      Securities transactions..................        4,372,198
      Futures contracts........................        7,787,530
                                                 ---------------
    Net realized gain on investments...........       12,159,728
                                                 ---------------
    Net unrealized gain (loss) on investments
      --
      Securities...............................      226,745,682
      Futures contracts........................         (862,800)
                                                 ---------------
    Net unrealized gain on investments.........      225,882,882
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      238,042,610
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   256,907,988
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $     18,865,378     $    15,899,579
    Net realized gain (loss) on investments................................................         12,159,728            (811,766)
    Net unrealized gain(loss) on investments...............................................        225,882,882          (8,435,032)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        256,907,988           6,652,781
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................        (18,734,051)        (15,754,398)
    Net realized gain from investment transactions.........................................         (7,293,493)           (958,203)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................        (26,027,544)        (16,712,601)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [7,147,197 and 4,553,644 shares, respectively]......................        130,752,103          68,598,345
    Reinvestment of dividend distributions [1,331,092 and 1,130,115 shares,
     respectively].........................................................................         26,027,544          16,712,601
    Capital stock repurchased [(1,230,332) and (1,718,830) shares, respectively]...........        (20,916,230)        (25,854,984)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        135,863,417          59,455,962
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        366,743,861          49,396,142
  NET ASSETS:
    Beginning of year......................................................................        664,534,207         615,138,065
                                                                                             ------------------  -------------------
    End of year............................................................................   $  1,031,278,068     $   664,534,207
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      A10

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         HIGH DIVIDEND STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $1,029,615,764)..........................  $1,106,522,324
    Cash.......................................             327
    Interest and dividends receivable..........       5,277,929
    Receivable for securities sold.............         256,065
                                                 --------------
      Total Assets.............................   1,112,056,645
                                                 --------------
  LIABILITIES
    Accrued expenses...........................          37,511
    Payable for securities purchased...........         967,161
    Payable to investment adviser..............       1,088,778
                                                 --------------
      Total Liabilities........................       2,093,450
                                                 --------------
  NET ASSETS...................................  $1,109,963,195
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      682,177
      Paid-in capital, in excess of par........   1,017,172,654
                                                 --------------
                                                  1,017,854,831
    Undistributed net investment income........       1,279,672
    Accumulated net realized gains.............      13,922,132
    Net unrealized appreciation................      76,906,560
                                                 --------------
    Net assets, December 31, 1995..............  $1,109,963,195
                                                 --------------
                                                 --------------
    Net asset value per share of 68,217,704
      outstanding shares of common stock
      (authorized 100,000,000 shares)..........  $      16.2709
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividends (net of $104,796 foreign
      withholding tax).........................  $    35,978,077
    Interest...................................        8,258,536
                                                 ---------------
                                                      44,236,613
                                                 ---------------
  EXPENSES
    Investment management fee..................        3,999,197
    Shareholders' reports......................          214,575
    Accounting fees............................           71,068
    Custodian expense -- net...................           14,712
    Professional fees..........................           13,351
    Directors' expense.........................            3,134
    S.E.C. fees................................            2,880
    Miscellaneous expenses.....................            1,378
                                                 ---------------
                                                       4,320,295
                                                 ---------------
  NET INVESTMENT INCOME........................       39,916,318
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on investments --
      Securities transactions..................       61,983,178
      Futures contracts........................         (716,385)
                                                 ---------------
    Net realized gain on investments...........       61,266,793
    Net unrealized gain on investments.........       90,522,832
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      151,789,625
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   191,705,943
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $     39,916,318     $    29,929,976
    Net realized gain on investments.......................................................         61,266,793          41,343,251
    Net unrealized gain (loss) on investments..............................................         90,522,832         (64,632,006)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        191,705,943           6,641,221
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................        (38,782,405)        (29,421,933)
    Net realized gain from investment transactions.........................................        (46,564,566)        (44,325,396)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................        (85,346,971)        (73,747,329)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,803,598 and 16,514,586 shares, respectively].....................         76,990,000         261,909,000
    Reinvestment of dividend distributions [5,213,794 and 5,080,100 shares,
     respectively].........................................................................         85,346,971          73,747,329
    Capital stock repurchased [(1,152,259) and (746,813) shares, respectively].............        (18,404,000)        (11,659,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        143,932,971         323,997,329
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        250,291,943         256,891,221
  NET ASSETS:
    Beginning of year......................................................................        859,671,252         602,780,031
                                                                                             ------------------  -------------------
    End of year............................................................................   $  1,109,963,195     $   859,671,252
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      A11

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             COMMON STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $3,003,199,288)..........................  $3,802,800,150
    Cash.......................................             114
    Interest and dividends receivable..........       7,563,838
    Receivable for securities sold.............       8,368,268
    Receivable for portfolio shares sold.......       1,112,768
                                                 --------------
      Total Assets.............................   3,819,845,138
                                                 --------------
  LIABILITIES
    Accrued expenses...........................         111,877
    Payable for securities purchased...........       1,777,024
    Payable to investment adviser..............       4,145,541
    Unrealized depreciation on foreign exchange
      contracts................................           6,569
                                                 --------------
      Total Liabilities........................       6,041,011
                                                 --------------
  NET ASSETS...................................  $3,813,804,127
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,487,452
      Paid-in capital, in excess of par........   2,910,528,030
                                                 --------------
                                                  2,912,015,482
    Distributions in excess of net investment
      income...................................      (3,492,970)
    Accumulated net realized gain..............     105,687,322
    Net unrealized appreciation on investments
      and foreign currency translations........     799,594,293
                                                 --------------
    Net assets, December 31, 1995..............  $3,813,804,127
                                                 --------------
                                                 --------------
    Net asset value per share of 148,745,174
      outstanding shares of common stock
      (authorized 200,000,000 shares)..........  $      25.6399
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividends (net of $668,015 foreign
      withholding tax).........................  $    61,955,672
    Interest...................................       27,142,094
                                                 ---------------
                                                      89,097,766
                                                 ---------------
  EXPENSES
    Investment management fee..................       14,518,058
    Shareholders' reports......................          717,827
    Accounting fees............................           67,844
    Professional fees..........................           51,182
    Custodian expense -- net...................           37,963
    S.E.C. fees................................           13,790
    Directors' expense.........................            4,525
    Miscellaneous expenses.....................            4,216
                                                 ---------------
                                                      15,415,405
                                                 ---------------
  NET INVESTMENT INCOME........................       73,682,361
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on investments...........      234,571,951
    Net unrealized gain (loss) on investments
      and foreign currencies--
      Securities...............................      553,129,317
      Foreign currency translations............           (6,569)
                                                 ---------------
    Net unrealized gain on investments and
      foreign currencies.......................      553,122,748
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      787,694,699
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   861,377,060
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $     73,682,361     $    57,699,769
    Net realized gain on investments.......................................................        234,571,951          84,713,465
    Net unrealized gain (loss) on investments and foreign currency translations............        553,122,748         (76,779,978)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        861,377,060          65,633,256
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................        (71,456,482)        (56,757,732)
    Net realized gain from investment transactions.........................................       (132,219,093)       (106,046,594)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................       (203,675,575)       (162,804,326)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [15,687,254 and 19,167,446 shares, respectively]....................        374,478,697         412,393,503
    Reinvestment of dividend distributions [8,038,373 and 7,934,974 shares,
     respectively].........................................................................        203,675,575         162,804,326
    Capital stock repurchased [(1,673,110) and (2,170,186) shares, respectively]...........        (39,823,647)        (46,752,467)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        538,330,625         528,445,362
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................      1,196,032,110         431,274,292
  NET ASSETS:
    Beginning of year......................................................................      2,617,772,017       2,186,497,725
                                                                                             ------------------  -------------------
    End of year............................................................................   $  3,813,804,127     $ 2,617,772,017
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      A12

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                  GROWTH STOCK

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $62,811,423).............................  $   66,855,842
    Cash.......................................             666
    Interest and dividends receivable..........          46,157
    Receivable for securities sold.............         169,111
    Receivable for portfolio shares sold.......         430,000
                                                 --------------
      Total Assets.............................      67,501,776
                                                 --------------
  LIABILITIES
    Accrued expenses...........................          31,994
    Payable for securities purchased...........       4,310,619
    Payable to investment adviser..............          68,593
                                                 --------------
      Total Liabilities........................       4,411,206
                                                 --------------
  NET ASSETS...................................  $   63,090,570
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       50,284
      Paid-in capital, in excess of par........      58,830,254
                                                 --------------
                                                     58,880,538
    Undistributed net investment income........          35,015
    Accumulated net realized gains.............         130,598
    Net unrealized appreciation................       4,044,419
                                                 --------------
    Net assets, December 31, 1995..............  $   63,090,570
                                                 --------------
                                                 --------------
    Net asset value per share of 5,028,425
      outstanding shares of common stock
      (authorized 50,000,000 shares)...........  $      12.5468
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
For the Period April 25, 1995
 (Commencement of Business) to December 31, 1995
  INVESTMENT INCOME
    Dividends (net of $1,840 foreign
      withholding tax).........................  $       129,428
    Interest...................................           83,481
                                                 ---------------
                                                         212,909
                                                 ---------------
  EXPENSES
    Investment management fee..................          118,016
    Accounting fees............................           20,964
    Custodian expense -- net...................           18,469
    Shareholders' reports......................            7,755
    Professional fees..........................            3,530
    Directors' expense.........................            1,622
                                                 ---------------
                                                         170,356
                                                 ---------------
  NET INVESTMENT INCOME........................           42,553
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........          130,598
    Net unrealized gain on investments.........        4,044,419
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        4,175,017
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $     4,217,570
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                              FOR THE PERIOD
                                                                                                              APRIL 25, 1995
                                                                                                        (COMMENCEMENT OF BUSINESS)
                                                                                                           TO DECEMBER 31, 1995
                                                                                                      ------------------------------
  OPERATIONS:
    Net investment income...........................................................................         $         42,553
    Net realized gain on investments................................................................                  130,598
    Net unrealized gain on investments..............................................................                4,044,419
                                                                                                            -----------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................                4,217,570
                                                                                                            -----------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income...........................................................................                   (7,538)
                                                                                                            -----------------
  CAPITAL TRANSACTIONS:
    Initial capitalization [990,000 shares].........................................................                9,900,000
    Capital stock sold [4,215,890 shares]...........................................................               51,219,000
    Reinvestment of dividend distributions [667 shares].............................................                    7,538
    Capital stock repurchased [(188,132) shares]....................................................               (2,346,000)
                                                                                                            -----------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..................................               58,780,538
                                                                                                            -----------------
  TOTAL INCREASE IN NET ASSETS......................................................................               62,990,570
  NET ASSETS:
    Beginning of year...............................................................................                 *100,000
                                                                                                            -----------------
    End of year.....................................................................................         $     63,090,570
                                                                                                            -----------------
                                                                                                            -----------------

*Prior to April 25, 1995 (commencement of business), the Portfolio issued 10,000 shares to The Prudential for $100,000.
           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      A13

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           SMALL CAPITALIZATION STOCK

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $47,793,195).............................  $   50,390,130
    Interest and dividends receivable..........          36,959
    Receivable for securities sold.............         340,996
    Receivable for portfolio shares sold.......         151,000
    Receivable for daily variation margin on
      open futures contracts (see Note 2)......          16,780
                                                 --------------
      Total Assets.............................      50,935,865
                                                 --------------
  LIABILITIES
    Bank overdraft.............................             125
    Accrued expenses...........................          10,003
    Payable for securities purchased...........       3,420,232
    Payable to investment adviser..............          38,579
                                                 --------------
      Total Liabilities........................       3,468,939
                                                 --------------
  NET ASSETS...................................  $   47,466,926
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       40,113
      Paid-in capital, in excess of par........      44,389,420
                                                 --------------
                                                     44,429,533
    Undistributed net investment income........          32,633
    Accumulated net realized gains.............         396,600
    Net unrealized appreciation
    Securities.................................       2,596,935
    Futures contracts..........................          11,225
                                                 --------------
    Net assets, December 31, 1995..............  $   47,466,926
                                                 --------------
                                                 --------------
    Net asset value per share of 4,011,270
      outstanding shares of common stock
      (authorized 50,000,000 shares)...........  $      11.8334
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
For the Period April 25, 1995
 (Commencement of Business) to December 31, 1995
  INVESTMENT INCOME
    Dividends..................................  $       173,046
    Interest...................................          128,246
                                                 ---------------
                                                         301,292
                                                 ---------------
  EXPENSES
    Investment management fee..................           72,904
    Accounting fees............................           24,836
    Custodian expense -- net...................           22,778
    Shareholders' reports......................            2,875
    Directors' expense.........................            1,622
    Professional fees..........................              758
                                                 ---------------
                                                         125,773
                                                 ---------------
  NET INVESTMENT INCOME........................          175,519
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments --
      Securities transactions..................          735,017
      Futures contracts........................           66,230
                                                 ---------------
    Net realized gain on investments...........          801,247
                                                 ---------------
    Net unrealized gain on investments --
      Securities...............................        2,596,935
      Futures contracts........................           11,225
                                                 ---------------
    Net unrealized gain on investments.........        2,608,160
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        3,409,407
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $     3,584,926
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                              FOR THE PERIOD
                                                                                                              APRIL 25, 1995
                                                                                                        (COMMENCEMENT OF BUSINESS)
                                                                                                           TO DECEMBER 31, 1995
                                                                                                      ------------------------------
  OPERATIONS:
    Net investment income...........................................................................         $        175,519
    Net realized gain on investments................................................................                  801,247
    Net unrealized gain on investments..............................................................                2,608,160
                                                                                                            -----------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................                3,584,926
                                                                                                            -----------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income...........................................................................                 (142,886)
    Net realized gain from investment transactions..................................................                 (404,647)
                                                                                                            -----------------
    TOTAL DIVIDENDS TO SHAREHOLDERS.................................................................                 (547,533)
                                                                                                            -----------------
  CAPITAL TRANSACTIONS:
    Initial capitalization [990,000 shares].........................................................                9,900,000
    Capital stock sold [3,181,402 shares]...........................................................               36,389,000
    Reinvestment of dividend distributions [46,817 shares]..........................................                  547,533
    Capital stock repurchased [(216,949) shares]....................................................               (2,507,000)
                                                                                                            -----------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..................................               44,329,533
                                                                                                            -----------------
  TOTAL INCREASE IN NET ASSETS......................................................................               47,366,926
  NET ASSETS:
    Beginning of year...............................................................................                 *100,000
                                                                                                            -----------------
    End of year.....................................................................................         $     47,466,926
                                                                                                            -----------------
                                                                                                            -----------------

*Prior to April 25, 1995 (commencement of business), the Portfolio issued 10,000 shares to The Prudential for $100,000.
           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      A14

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $338,204,955)............................  $  380,896,625
    Foreign currency, at value (cost:
      $13,535,659).............................      13,526,107
    Cash.......................................           6,836
    Dividends and interest receivable..........         358,772
    Forward foreign exchange contracts
      receivable...............................       3,237,470
    Receivable for securities sold.............       6,143,019
    Other assets...............................         217,575
                                                 --------------
      Total Assets.............................     404,386,404
                                                 --------------
  LIABILITIES
    Accrued expenses...........................       1,099,231
    Payable for securities purchased...........       2,424,949
    Payable to investment adviser..............         748,469
    Payable for portfolio shares redeemed......          14,221
                                                 --------------
      Total Liabilities........................       4,286,870
                                                 --------------
  NET ASSETS...................................  $  400,099,534
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      257,577
      Paid-in capital, in excess of par........     353,239,217
                                                 --------------
                                                    353,496,794
    Distributions in excess of net investment
      income...................................      (4,668,585)
    Accumulated net realized gains.............       5,349,172
    Net unrealized appreciation on securities
      and foreign currency transactions........      45,922,153
                                                 --------------
    Net assets, December 31, 1995..............  $  400,099,534
                                                 --------------
                                                 --------------
    Net asset value per share of 25,757,706
      outstanding shares of common stock
      (authorized 100,000,000 shares)..........  $      15.5332
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
December 31, 1995
  INVESTMENT INCOME
    Dividends (net of $501,975 foreign
      withholding tax).........................  $     5,245,748
    Interest...................................          314,961
                                                 ---------------
                                                       5,560,709
                                                 ---------------
  EXPENSES
    Investment management fee..................        2,806,038
    Custodian expense -- net...................          973,290
    Accounting fees............................          144,789
    Shareholders' reports......................            7,653
    Miscellaneous expenses.....................            4,198
    Directors' expense.........................            2,031
    Professional fees..........................            1,760
                                                 ---------------
                                                       3,939,759
                                                 ---------------
  NET INVESTMENT INCOME........................        1,620,950
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on investments and
      foreign currency transactions............       13,763,168
    Net unrealized gain on investments and
      foreign currency translations............       39,034,318
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       52,797,486
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    54,418,436
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................          1,620,950             474,722
    Net realized gain (loss) on investments and foreign currency transactions..............         13,763,168            (578,250)
    Net unrealized gain (loss) on investments and foreign currency translations............         39,034,318         (16,334,560)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................         54,418,436         (16,438,088)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................         (5,982,859)           (499,141)
    Net realized gain from investment transactions.........................................         (7,583,630)           (394,438)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................        (13,566,489)           (893,579)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [2,817,622 and 17,513,960 shares, respectively].....................         42,294,857         254,421,899
    Reinvestment of dividend distributions [872,571 and 64,991 shares, respectively].......         13,566,489             893,579
    Capital stock repurchased [(2,794,423) and (751,122) shares, respectively].............        (41,558,737)        (10,781,034)
    Initial capitalization repurchased [ (48,679) and (735,674) shares, respectively]......           (789,000)        (10,558,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         13,513,609         233,976,444
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         54,365,556         216,644,777
  NET ASSETS:
    Beginning of year......................................................................        345,733,978         129,089,201
                                                                                             ------------------  -------------------
    End of year............................................................................   $    400,099,534     $   345,733,978
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      A15

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
  ASSETS
    Investments, at value (cost:
      $251,010,642)............................  $  293,115,218
    Cash.......................................             330
    Interest and dividends receivable..........         528,400
                                                 --------------
      Total Assets.............................     293,643,948
                                                 --------------
  LIABILITIES
    Accrued expenses...........................          24,887
    Outstanding call options written, at value
      (premiums received: $163,675)............         132,000
    Payable to investment adviser..............         315,432
                                                 --------------
      Total Liabilities........................         472,319
                                                 --------------
  NET ASSETS...................................  $  293,171,629
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      169,740
      Paid-in capital, in excess of par........     243,474,453
                                                 --------------
                                                    243,644,193
    Distributions in excess of net investment
      income...................................         (41,370)
    Accumulated net realized gains.............       7,432,593
    Net unrealized appreciation on investments
      and foreign currency translations........      42,136,213
                                                 --------------
    Net assets, December 31, 1995..............  $  293,171,629
                                                 --------------
                                                 --------------
    Net asset value per share of 16,974,000
      outstanding shares of common stock
      (authorized 100,000,000 shares)..........  $      17.2718
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
  INVESTMENT INCOME
    Dividends (net of $92,277 foreign
      withholding tax).........................  $     3,977,254
    Interest...................................          624,350
                                                 ---------------
                                                       4,601,604
                                                 ---------------
  EXPENSES
    Investment management fee..................        1,183,826
    Shareholders' reports......................           58,258
    Accounting fees............................           52,795
    Professional fees..........................            7,376
    Custodian expense -- net...................            3,554
    Directors' expense.........................            2,668
    S.E.C. fees................................              777
    Miscellaneous expenses.....................              363
                                                 ---------------
                                                       1,309,617
                                                 ---------------
  NET INVESTMENT INCOME........................        3,291,987
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on investments and
      foreign currencies--
      Securities transactions..................       19,566,210
      Options written..........................          191,132
      Foreign currency transactions............          (22,895)
                                                 ---------------
    Net realized gain on investments and
      foreign currencies.......................       19,734,447
                                                 ---------------
    Net unrealized gain (loss) on investments
      and foreign currencies--
      Securities...............................       39,030,629
      Options written..........................           31,675
      Foreign currency translations............              (38)
                                                 ---------------
    Net unrealized gain on investments and
      foreign currencies.......................       39,062,266
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       58,796,713
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    62,088,700
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                             ---------------------------------------
                                                                                                    1995                1994
                                                                                             ------------------  -------------------
  OPERATIONS:
    Net investment income..................................................................   $      3,291,987     $     2,229,099
    Net realized gain on investments and foreign currency transactions.....................         19,734,447           4,072,054
    Net unrealized gain(loss) on investments and foreign currency translations.............         39,062,266         (16,859,455)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................         62,088,700         (10,558,302)
                                                                                             ------------------  -------------------
  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income..................................................................         (3,370,234)         (2,145,214)
    Net realized gain from investment transactions.........................................        (13,348,694)         (4,370,759)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS TO SHAREHOLDERS........................................................        (16,718,928)         (6,515,973)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [1,205,152 and 5,475,055 shares, respectively]......................         19,186,000          85,097,000
    Reinvestment of dividend distributions [981,450 and 446,624 shares, respectively]......         16,718,928           6,515,973
    Capital stock repurchased [(948,328) and (393,177) shares, respectively]...............        (15,377,000)         (6,107,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         20,527,928          85,505,973
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         65,897,700          68,431,698
  NET ASSETS:
    Beginning of year......................................................................        227,273,929         158,842,231
                                                                                             ------------------  -------------------
    End of year............................................................................   $    293,171,629     $   227,273,929
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      A16

                        THE PRUDENTIAL SERIES FUND, INC.
                             INVESTMENT OBJECTIVES

            (Schedule of Investments appear on the following pages)
--------------------------------------------------------------------------------
 FIXED INCOME PORTFOLIOS

MONEY MARKET          Maximum current income, stability of capital and
                      maintenance of liquidity through investment in high quality short-term debt instruments.

BOND A high level of income over the longer term, providing reasonable safety of capital through investment in readily marketable intermediate and long-term fixed income securities.

GOVERNMENT            High level of income, over the longer term, through
SECURITIES            investment primarily in U.S. Government securities,
                      including intermediate and long-term Treasury bonds, and other debt obligations issued by U.S. Government agencies and instrumentalities.

ZERO COUPON BONDS;    Highest predictable compound investment return consistent
MATURITIES OF 1995,   with safety of capital, if held to maturity, through
2000, AND 2005        investment primarily in debt obligations of the U.S.
                      Treasury and investment grade corporations.

--------------------------------------------------------------------------------
 BALANCED PORTFOLIOS

CONSERVATIVELY        A favorable total return through investment in a blend of
MANAGED FLEXIBLE      money market instruments, fixed income securities and
                      common stocks managed towards a lower potential risk of loss than the Aggressively Managed Flexible Portfolio and correspondingly lower potential for appreciation.

AGGRESSIVELY MANAGED  Higher total return through investment in a blend of money
FLEXIBLE market instruments, fixed income securities and common stocks managed with a higher degree of risk of loss in order to attain potentially higher results than the Conservatively Managed Flexible Portfolio.

--------------------------------------------------------------------------------
 HIGH YIELD BOND PORTFOLIOS

HIGH YIELD BONDS      Seeks a high total return through investment in a
                      diversified portfolio of low to medium quality (high yield) fixed income securities. Such securities have speculative characteristics, and generally involve greater risks of loss than higher quality securities.

--------------------------------------------------------------------------------
 DIVERSIFIED STOCK PORTFOLIOS

STOCK INDEX           Seeks results that correspond to the price and yield
                      performance of the broad, publicly-traded stock market by trying to duplicate the performance of the Standard and Poor's 500 Composite Stock Price Index.

HIGH DIVIDEND STOCK   Seeks both current income and capital appreciation by
                      investing primarily in stocks and convertible securities with prospects for income returns above those of the S&P
                      500 Index or New York Stock Exchange indices.

COMMON STOCK          The Portfolio seeks capital appreciation through
                      investment primarily in stocks and convertible securities of major, established corporations as well as stocks of smaller companies. Income from dividends from the Portfolio's investments will be incidental.

GROWTH STOCK          Seeks long-term growth of capital through investment
                      primarily in common stock of established companies with above average growth prospects. Dividend income from the Portfolio's investments will be incidental.

SMALL CAPITALIZATION  This Portfolio seeks to achieve long-term growth of
STOCK capital through investment primarily in common stocks of publicly traded companies with smaller market capitalization. Dividend income from the Portfolio's investments will be incidental.

GLOBAL EQUITY         Seeks long-term capital growth through investment
                      primarily in common stock and common stock equivalents of foreign and domestic corporations.

--------------------------------------------------------------------------------
 SPECIALIZED PORTFOLIOS

NATURAL RESOURCES     Seeks long term growth of capital by investing primarily
                      in stocks and convertible securities of companies that operate within the natural resources sector of the economy.

                                       B1

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 99.5%                        AMOUNT          VALUE
                                                    -------------  --------------
BANK-RELATED INSTRUMENTS -- 12.2%
  Bank of Montreal, C.D.,
    5.800%, 01/22/96..............................  $  10,000,000  $   10,000,000
  Banque Nationale De Paris, C.D.,
    5.770%, 01/29/96..............................      5,000,000       4,999,815
    5.780%, 01/17/96..............................      2,000,000       1,999,978
    5.800%, 02/02/96..............................      7,000,000       7,000,000
  Bayerische Hypotheken, C.D.,
    5.780%, 01/16/96..............................      4,000,000       3,999,931
    5.800%, 01/16/96..............................      5,000,000       4,999,987
    5.820%, 01/16/96..............................     15,000,000      15,000,058
  Commerzbank, C.D.,
    7.100%, 02/02/96..............................      2,000,000       2,000,733
    7.320%, 01/24/96..............................      1,000,000       1,000,397
  National Westminster Bank, C.D. PLC,
    5.810%, 01/12/96..............................     12,000,000      12,000,000
  Societe Generale, C.D.,
    5.800%, 02/01/96..............................     12,000,000      12,000,000
                                                                   --------------
                                                                       75,000,899
                                                                   --------------
COMMERCIAL PAPER -- 57.7%
  American Express Credit Corp.,
    5.600%, 02/09/96..............................      5,000,000       4,970,444
    5.650%, 02/09/96..............................      1,315,000       1,307,157
  American Honda Finance Corp.,
    5.750%, 01/17/96..............................      2,000,000       1,995,208
    5.800%, 01/30/96-02/15/96.....................      6,000,000       5,960,044
    5.850%, 01/22/96..............................      1,000,000         996,750
  Aristar, Inc.,
    5.770%, 02/05/96..............................      1,000,000         994,551
  Associates Corp. of North America,
    4.500%, 09/30/96, Tranche #TR0076.............      2,000,000       1,981,016
    4.750%, 08/01/96..............................      1,500,000       1,490,086
    5.680%, 02/08/96..............................     10,000,000       9,941,622
    5.710%, 02/02/96..............................     11,610,000      11,552,914
  Barnett Banks, Inc.,
    5.800%, 01/19/96..............................      5,000,000       4,986,306
  Bradford & Bingley Building Society,
    5.520%, 03/05/96..............................      4,000,000       3,961,360
    5.740%, 01/17/96..............................      2,000,000       1,995,217
  Caterpillar Financial Services Corp.,
    5.660%, 02/21/96..............................      2,000,000       1,984,278
    5.670%, 02/27/96..............................      2,000,000       1,982,360
  Chase Manhattan Corp.,
    5.670%, 02/12/96..............................      5,000,000       4,967,713
  CIT Group Holdings, Inc.,
    5.670%, 02/05/96..............................      4,000,000       3,978,580
    5.680%, 02/07/96..............................     10,000,000       9,943,200
    5.780%, 01/25/96..............................     11,270,000      11,228,382
  Countrywide Funding Corp.,
    6.100%, 01/04/96-01/08/96.....................     17,585,000      17,570,230
  Dean Witter Discover and Company,
    5.700%, 02/08/96-02/14/96.....................      7,000,000       6,956,142
  Duracell Inc.,
    5.950%, 01/02/96..............................      1,124,000       1,124,000
  Finova Capital Corp.,
    5.970%, 01/05/96-01/08/96.....................      8,000,000       7,994,030
    6.000%, 01/12/96..............................      5,640,000       5,630,600
  First Union Corp.,
    5.710%, 02/09/96..............................     13,000,000      12,921,646

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  Ford Motor Credit Co.,
    5.670%, 02/13/96..............................  $   1,000,000  $      993,385
    5.680%, 02/08/96..............................     15,000,000      14,912,433
    5.710%, 02/01/96..............................      2,305,000       2,294,032
  Ford Motor Credit Corp.,
    5.530%, 03/04/96..............................      3,000,000       2,971,428
  General Electric Capital Corp.,
    5.580%, 04/09/96-04/11/96.....................     13,000,000      12,799,430
    5.660%, 02/08/96..............................     10,000,000       9,941,828
  General Motors Acceptance Corp.,
    5.730%, 02/06/96..............................      7,919,000       7,874,885
    5.750%, 02/09/96-02/20/96.....................     11,500,000      11,412,632
  GTE Corp.,
    5.950%, 01/30/96..............................      2,000,000       1,990,744
  Hanson Finance, PLC,
    5.700%, 01/30/96-02/08/96.....................     15,000,000      14,924,792
  Heinz (H.J.) Company,
    5.580%, 02/12/96..............................      7,000,000       6,955,515
  Heller Financial, Inc.,
    5.900%, 01/11/96..............................      4,000,000       3,994,100
  International Business Machines Credit, Corp.,
    5.590%, 03/05/96..............................     22,000,000      21,784,786
  Merrill Lynch & Co. Inc,
    5.760%, 01/31/96..............................      1,000,000         995,360
    5.600%, 03/29/96..............................      2,000,000       1,972,933
    5.640%, 02/29/96..............................     10,000,000       9,909,133
    5.720%, 01/31/96..............................      3,000,000       2,986,177
  Mitsubishi International Corp.,
    5.600%, 02/27/96..............................      1,500,000       1,486,933
    5.780%, 01/31/96..............................      1,700,000       1,692,085
  %Money Market Auto Loan Trust
    1990-1,
    6.085%, 01/15/96..............................      4,120,000       4,120,218
  Morgan Stanley Group, Inc.,
    5.750%, 01/25/96..............................     11,000,000      10,959,590
  National Westminster Bank, PLC,
    5.800%, 01/31/96..............................     10,000,000      10,000,000
  NYNEX Corporation,
    5.750%, 02/06/96..............................      2,850,000       2,834,068
    5.800%, 01/19/96..............................      1,000,000         997,261
    5.820%, 01/09/96-01/16/96.....................      5,000,000       4,992,078
  PNC Funding Corp.,
    5.730%, 02/08/96..............................      2,000,000       1,988,222
    5.710%, 03/01/96..............................      2,000,000       1,981,284
  Preferred Receivables Funding Corp.,
    5.500%, 03/07/96..............................      4,575,000       4,529,568
    5.750%, 02/06/96..............................      3,825,000       3,803,617
  Riverwood Funding Corp.,
    5.680%, 02/16/96..............................      1,000,000         992,900
    5.700%, 02/06/96..............................      3,000,000       2,983,375
    5.710%, 02/07/96..............................      1,000,000         994,290
  Robins (A.H.) Co., Inc.,
    5.800%, 01/26/96..............................      4,000,000       3,984,533
  Sears Roebuck Acceptance Corp.,
    5.720%, 02/26/96..............................      2,000,000       1,982,522
    5.700%, 02/06/96..............................      4,000,000       3,977,833
  Smith Barney,
    5.740%, 01/30/96..............................      5,000,000       4,977,678
  Sumitomo Corp. of America,
    5.900%, 01/22/96..............................      3,175,000       3,164,593

                                       B2

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  Transamerica Financial Corp.,
    5.700%, 02/05/96..............................  $   1,700,000  $    1,690,848
  WCP Funding, Inc.,
    5.750%, 01/24/96..............................      1,000,000         996,486
  Whirlpool Financial Corp.,
    5.710%, 03/04/96..............................      9,000,000       8,911,495
    5.800%, 01/29/96-01/30/96.....................      2,000,000       1,991,139
                                                                   --------------
                                                                      353,160,045
                                                                   --------------
TERM NOTES -- 24.6%
  American Express Centurion Bank,
    %5.938%, 02/16/96, Tranche #TR00088...........      1,000,000         999,975
  Associates Corp. of North America,
    8.800%, 03/01/96..............................      3,600,000       3,613,799
  Bank of America,
    5.79%, 01/16/96, Tranche #TR00034.............      2,000,000       1,999,992
  Bank One Indianapolis N.A.,
    7.180%, 02/05/96, Tranche #TR00002............      1,000,000       1,000,365
  Bayerische Hypotheken,
    6.376%, 04/24/96, Tranche #TR00005............      3,000,000       2,999,328
  Beneficial Corp.,
    5.25%, 01/23/96, Tranche #TR00776.............      3,000,000       2,999,532
  BP America, Inc.,
    10.150%, 03/15/96.............................      1,000,000       1,006,580
  CIT Group Holdings, Inc.,
    4.750%, 03/15/96..............................      1,000,000         996,571
    8.875%, 06/15/96..............................      1,800,000       1,822,135
  Federal National Mortgage Association,
    5.755%, 09/27/96..............................     10,000,000      10,000,000
  First Union National Bank of North Carolina,
    5.800%, 01/31/96, Tranche #TR00037............      8,000,000       8,000,000
  Ford Motor Credit Co.,
    8.250%, 05/15/96..............................      2,500,000       2,517,966
    8.875%, 03/15/96..............................      2,000,000       2,008,408
  General Electric Capital Corp.,
    6.950%, 03/01/96, Tranche #TR00649............      4,000,000       4,001,974
  General Motors Acceptance Corp.,
    4.800%, 01/16/96, Tranche #TR00001............      1,000,000         999,473
    8.250%, 08/01/96..............................      1,500,000       1,518,456
    8.800%, 07/03/96, Tranche #TR00612............      1,000,000       1,012,522
    %5.975%, 02/21/96, Tranche #TR00407...........      1,000,000       1,000,146
    6.300%, 02/02/96..............................      2,000,000       2,000,418
    8.650%, 05/29/96, Tranche #TR00579............      5,500,000       5,557,531
  Goldman Sachs Group, L.P.,
    %5.813%, 01/25/97, Tranche #TR00023...........      2,000,000       2,000,000
    %5.813%, 01/25/97, Tranche #TR00017...........     28,000,000      28,000,000
  International Lease Finance Corp.,
    6.625%, 06/01/96..............................      1,000,000       1,002,359
  International Lease Finance Corp.,
    5.400%, 04/01/96, Tranche #TR00139............      1,000,000         996,648

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  Merrill Lynch & Co., Inc.,
    %5.977%, 10/02/96, Tranche #TR00195...........  $  11,000,000  $   10,997,604
    9.000%, 03/22/96..............................      1,000,000       1,006,863
  Morgan Stanley Group, Inc.,
    %6.062%, 01/15/96, Tranche #TR00100...........      4,000,000       4,000,000
    %6.070%, 02/14/96, Tranche #TR00102...........      7,000,000       7,000,000
  NationsBank of Texas, N.A.,
    7.000%, 02/06/96, Tranche #TR00050............      8,000,000       8,000,146
    7.300%, 01/26/96, Tranche #TR00043............      5,000,000       5,001,365
    7.550%, 01/09/96, Tranche #TR00037............      3,000,000       3,000,456
  SMM Trust 1995-Q,
    %5.938%, 01/15/96.............................     19,000,000      18,998,189
  Student Loan Marketing Association,
    %5.700%, 05/14/96.............................      3,000,000       2,998,345
  Westdeutsche Landesbank,
    6.850%, 03/01/96, Tranche #TR00021............      3,000,000       3,000,764
                                                                   --------------
                                                                      152,057,910
                                                                   --------------
PROMISSORY NOTES -- 2.0%
  75 State Street Capital Corp.,
    6.000%, 01/19/96..............................      5,000,000       4,985,833
  Lehman Brothers Holdings, Inc.,
    %6.142%, 05/29/96.............................      7,000,000       7,000,000
                                                                   --------------
                                                                       11,985,833
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.0%
  Federal Home Loan Bank,
    6.050%, 06/13/96..............................      4,000,000       4,001,050
  Federal Home Loan Mortgage Corp.,
    5.645%, 08/15/96..............................     10,000,000       9,984,266
  Federal National Mortgage Association,
    5.710%, 06/10/96..............................      4,000,000       3,994,937
                                                                   --------------
                                                                       17,980,253
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS.....................................     610,184,940
                                                                   --------------
OTHER ASSETS -- 0.5%
  (net of liabilities)...........................................       3,134,700
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  613,319,640
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    C.D.                Certificates of Deposit
    PLC                 Public Limited Company (British Corporation)

%Indicates a variable rate security.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       B3

                                 BOND PORTFOLIO

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS -- 95.0%                                VALUE          VALUE
                                                    -------------  --------------
FINANCIAL -- 18.7%
  Advanta Mortgage Loan Trust, Series 1994-3
    8.490%, 01/25/26..............................  $   8,500,000  $    8,930,313
  Advanta National Bank, C.D.,
    6.260%, 09/01/97..............................      5,000,000       5,045,000
  Allmerica Finance,
    7.625%, 10/15/25..............................      4,000,000       4,202,760
  Aristar, Inc.,
    5.750%, 07/15/98..............................      2,000,000       2,004,940
    7.500%, 07/01/99..............................      2,000,000       2,105,140
  Associates Corp. of North America,
    8.375%, 01/15/98..............................        500,000         526,905
  %Baybanks, Inc.,
    5.812%, 09/30/97..............................      5,000,000       4,991,200
  Chase Manhattan Corp.,
    8.000%, 06/15/99..............................      2,000,000       2,134,680
  Chemical Bank,
    6.625%, 08/15/05..............................      2,000,000       2,046,960
  Chrysler Financial Corp.,
    9.500%, 12/15/99..............................      5,000,000       5,619,400
  Citicorp, M.T.N.
    8.500%, 02/24/97, Tranche #TR00128............      3,000,000       3,094,650
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    **7.875%, 03/15/98, Tranche #TR00003..........      5,000,000       5,188,125
    **8.750%, 12/15/99, Tranche #TR00001..........      3,000,000       3,260,700
  **Equitable Life Assurance Society,
    6.950%, 12/01/05..............................      8,500,000       8,622,188
  Ford Motor Credit Co.,
    6.250%, 02/26/98..............................      3,000,000       3,044,730
    6.375%, 10/06/00..............................      4,000,000       4,072,400
  General Motors Acceptance Corp.,
    8.400%, 10/15/99..............................      3,700,000       4,018,570
  General Motors Acceptance Corp., M.T.N.,
    7.500%, 11/04/97, Tranche #TR00598............      2,000,000       2,066,320
  Los Angeles County, California, MBIA Insured,
    Zero Coupon, 06/30/08.........................     15,000,000       6,565,500
  Mellon Financial Co.,
    6.500%, 12/01/97..............................      2,000,000       2,032,140
  **Nationwide CSN Trust,
    9.875%, 02/15/25..............................      5,000,000       5,782,950
  Orion Capital Corp.,
    9.125%, 09/01/02..............................      8,844,000       9,989,740
  **Potomac Capital Investment Corp., M.T.N.,
    6.190%, 04/28/97, Series B....................      3,500,000       3,519,688
  **Principal Mutual Life Insurance,
    7.875%, 03/01/24..............................      5,000,000       5,101,750
  Santander Financial Issuances, Inc.,
    7.250%, 11/01/15..............................      2,500,000       2,560,700
  Sears Roebuck Acceptance Corp.,
    6.750%, 09/15/05..............................     10,000,000      10,371,200
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.340%, 10/12/00, Tranche #TR00038............      3,000,000       3,047,670

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  Union Bank of Finland, Ltd.,
    5.250%, 06/15/96..............................  $   3,000,000  $    2,987,340
                                                                   --------------
                                                                      122,933,658
                                                                   --------------
FOREIGN -- 12.9%
  African Development Bank,
    6.875%, 10/15/15..............................      5,000,000       5,151,350
  Australia & New Zealand Banking Group, Ltd.,
    6.250%, 02/01/04..............................      3,000,000       3,000,870
  **Banco de Commercio Exterior de Columbia, SA,
    M.T.N.,
    8.625%, 06/02/00, Tranche #TR00001............      2,000,000       2,056,000
  **Banco Ganadero, SA, M.T.N.,
    9.750%, 08/26/99, Tranche #TR00001............      4,100,000       4,202,500
  Banco Nacional de Comercio Exterior,
    7.500%, 07/01/00..............................      5,000,000       4,350,000
  Central Puerto and Cent Neuquen, SA,
    10.750%, 11/02/97.............................      3,000,000       3,052,500
  **Compania Sud Americana de Vapores, SA,
    7.375%, 12/08/03..............................      3,000,000       2,955,000
  **Financiera Energetica Nacional, SA, M.T.N.
    9.000%, 11/08/99..............................      1,750,000       1,835,312
  Hydro-Quebec,
    8.050%, 07/07/24..............................      5,000,000       5,708,800
  Kansallis-Osake Pankki, N.Y.,
    **%8.650%, 12/29/49...........................      5,000,000       5,312,500
    10.000%, 05/01/02.............................      5,000,000       5,982,200
  National Australia Bank, Ltd.,
    9.700%, 10/15/98..............................      1,700,000       1,868,164
  Nippon Telegraph & Telephone Corp.,
    9.500%, 07/27/98..............................      1,800,000       1,965,852
  Nova Scotia, Province of Canada,
    8.875%, 07/01/19..............................      3,000,000       3,640,800
  Ontario, Province of Canada,
    15.750%, 03/15/12.............................      3,475,000       4,059,565
  **%Petroleos Mexicanos,
    6.812%, 03/08/99..............................      2,500,000       2,212,500
  **Petroliam Nasional Berhad,
    7.125%, 08/15/05..............................      5,000,000       5,284,600
  Quebec, Province of Canada,
    7.125%, 02/09/24..............................      5,250,000       5,279,557
  Republic of Columbia,
    7.250%, 02/23/04..............................      2,500,000       2,398,100
    8.750%, 10/06/99..............................      1,750,000       1,849,960
  Republic of South Africa,
    9.625%, 12/15/99..............................      4,750,000       5,123,208
  Saskatchewan, Province of Canada,
    8.000%, 07/15/04..............................      4,000,000       4,458,880
  )United States of Mexico with Rights,
    6.250%, 12/31/19, Series B....................      4,000,000       2,620,000
                                                                   --------------
                                                                       84,368,218
                                                                   --------------

                                       B4

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
INDUSTRIAL -- 40.1%
  AMR Corp.,
    9.000%, 08/01/12..............................  $   9,000,000  $   10,149,930
  Arkla, Inc., M.T.N.,
    9.320%, 12/18/00, Tranche #TR00043............      2,000,000       2,180,960
    9.380%, 03/15/96, Tranche #TR00018............      1,300,000       1,306,851
  Auburn Hills Trust,
    12.000%, 05/01/20.............................     10,000,000      15,737,600
  Boise Cascade Corp.,
    9.875%, 02/15/01..............................      1,000,000       1,103,070
  Canadian Pacific Forest Products Ltd.,
    10.250%, 01/15/03.............................      4,000,000       4,682,960
  Columbia Gas Systems, Inc.,
    7.620%, 11/28/25..............................      6,500,000       6,616,935
  Columbia/HCA Healthcare Corp.,
    6.910%, 06/15/05..............................     10,000,000      10,447,400
    7.050%, 12/01/27..............................      2,000,000       2,013,140
  Comsat Corp.,
    8.125%, 04/01/04..............................      4,000,000       4,470,120
  **Continental Cablevision, Inc.,
    8.300%, 05/15/06..............................      3,000,000       3,011,250
  Crane Co.,
    7.250%, 06/15/99..............................      3,000,000       3,100,680
  Delta Air Lines, Inc.,
    9.250%, 03/15/22..............................      9,000,000      10,631,250
    9.875%, 05/15/00..............................      6,000,000       6,783,960
  Delta Air Lines, Inc., M.T.N.,
    7.790%, 12/01/98..............................      1,000,000       1,037,710
    8.380%, 06/12/98, Tranche #TR00017............      2,000,000       2,086,700
  Federal Express Corp.,
    9.650%, 06/15/12..............................      3,000,000       3,702,390
  Federated Dept Stores,
    8.125%, 10/15/02..............................      8,000,000       8,040,000
    10.000%, 02/15/01.............................      3,000,000       3,240,000
  Fleming Companies, Inc.,
    10.625%, 12/15/01.............................      3,500,000       3,395,000
  J.C. Penney Co., Inc.,
    9.750%, 06/15/21..............................      6,400,000       7,731,968
  News America Holdings, Inc.,
    7.500%, 03/01/00..............................      6,000,000       6,310,500
  Noble Affiliates, Inc.,
    7.250%, 10/15/23..............................      2,000,000       1,967,580
  Occidental Petroleum Corp.,
    10.125%, 11/15/01.............................      5,000,000       5,979,950
    11.125%, 08/01/10.............................      5,000,000       6,896,500
  Oryx Energy Co., M.T.N.,
    6.050%, 02/01/96, Tranche #TR00013............      3,000,000       2,999,100
  Paramount Communications, Inc.,
    7.500%, 01/15/02..............................      5,000,000       5,184,000
  Parker & Parsley Petroleum Co.,
    8.250%, 08/15/07..............................      4,000,000       4,324,880
  PT Alatief Freeport Financial Co.,
    9.750%, 04/15/01..............................      5,750,000       6,444,542
  RJR Nabisco, Inc.,
    6.700%, 06/15/02..............................      5,000,000       5,084,450
    8.750%, 08/15/05..............................      2,000,000       2,048,620
  Rodamco NV,
    7.300%, 05/15/05..............................      5,000,000       5,376,750

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  Rogers Cablesystems Ltd.,
    10.000%, 03/15/05, Series B...................  $   4,000,000  $    4,300,000
  Royal Caribbean Cruises Ltd.,
    11.375%, 05/15/02.............................      5,000,000       5,450,000
  TCI Communications, Inc.,
    8.650%, 09/15/04..............................      7,000,000       7,778,190
    8.750%, 08/01/15..............................     12,900,000      14,301,843
  Time Warner Entertainment Co., L.P.,
    8.375%, 03/15/23..............................      9,000,000       9,688,590
  Time Warner, Inc.,
    7.750%, 06/15/05..............................      5,000,000       5,205,150
  Transco Energy Co.,
    9.125%, 05/01/98..............................      3,000,000       3,205,380
    9.375%, 08/15/01..............................      6,000,000       6,884,940
  United Air Lines, Inc.,
    9.125%, 01/15/12..............................      7,700,000       8,604,750
    11.210%, 05/01/14, Series B...................      4,250,000       5,625,513
  USX Corp.,
    9.800%, 07/01/01..............................      4,900,000       5,644,261
  Viacom, Inc.,
    7.625%, 01/15/16..............................      2,500,000       2,529,688
    7.750%, 06/01/05..............................      7,550,000       8,017,873
  Westinghouse Electric Corp.,
    8.375%, 06/15/02..............................      2,000,000       2,062,800
  Westvaco Corp.,
    9.750%, 06/15/20..............................      5,000,000       6,762,400
  Whitman Corp.,
    7.500%, 08/15/01..............................      3,000,000       3,201,300
                                                                   --------------
                                                                      263,349,424
                                                                   --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 21.6%
  Federal Farm Credit Bank,
    8.650%, 10/01/99, Series A....................        150,000         165,633
  Federal Farm Credit Bank, M.T.N.,
    7.900%, 03/01/96..............................      2,800,000       2,808,988
  Federal Home Loan Bank,
    9.800%, 03/25/96..............................      4,000,000       4,040,000
  Federal Home Loan Mortgage Corp.,
    6.820%, 06/29/05..............................     10,000,000      10,310,900
  Federal National Mortgage Association,
    6.550%, 09/12/05..............................      5,500,000       5,774,120
    9.000%, 10/01/16-09/01/21.....................        713,710         759,332
  Government National Mortgage Association,
    7.500%, 05/20/02-12/15/09.....................     20,469,529      21,158,711
  International Bank for Reconstruction and
    Development,
    12.375%, 10/15/02.............................        750,000       1,022,573
  Resolution Funding Corp.,
    Zero Coupon, 10/15/15.........................     17,100,000       4,936,086
    8.125%, 10/15/19, Principle Only..............        700,000         861,329
    8.625%, 01/15/21..............................        200,000         260,032
  United States Treasury Bonds,
    11.250%, 02/15/15.............................      5,000,000       8,003,900
    12.000%, 08/15/13.............................     22,000,000      33,897,160
  United States Treasury Notes,
    5.500%, 02/28/99..............................      3,000,000       3,020,610
    5.875%, 08/15/98-11/15/05.....................      6,500,000       6,612,650
    6.500%, 08/15/05..............................      6,100,000       6,498,391
    7.250%, 02/15/98..............................      5,000,000       5,199,200
    7.500%, 02/29/96..............................      9,300,000       9,333,387

                                       B5

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
    7.875%, 07/31/96..............................  $   7,000,000  $    7,102,830
    9.250%, 01/15/96..............................     10,000,000      10,014,100
                                                                   --------------
                                                                      141,779,931
                                                                   --------------
UTILITIES -- 1.7%
  Norsk Hydro A.S.,
    7.750%, 06/15/23..............................      5,000,000       5,588,250
  Pennsylvania Power & Light Co.,
    9.375%, 07/01/21..............................      1,150,000       1,350,307
  Texas Utilities Electric Co.,
    5.875%, 04/01/98..............................      4,000,000       4,013,840
                                                                   --------------
                                                                       10,952,397
                                                                   --------------
TOTAL LONG-TERM BONDS
  (Cost $590,122,688)............................................     623,383,628
                                                                   --------------

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 3.1%                         AMOUNT          VALUE
                                                    -------------  --------------
MEDIUM TERM NOTES -- 1.5%
  %Salomon, Inc.,
    6.725%, 02/14/96..............................     10,000,000      10,002,000
                                                                   --------------
REPURCHASE AGREEMENTS -- 1.6%
  Joint Repurchase Agreement Account,
    5.838%, 01/02/96 (see Note 4).................     10,188,000      10,188,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS.....................................      20,190,000
                                                                   --------------
OTHER ASSETS -- 1.9%
  (net of liabilities)...........................................      12,262,798
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  655,836,426
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    M.T.N.              Medium Term Note
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)

**Indicates a restricted security; the aggregate cost of the restricted securities is $55,826,086. The aggregate value, $58,345,063 is approximately 8.9% of net assets. (See Note 2)

%Indicates a variable rate security.

)These rights are indexed to the average price of Mexican crude oil exports and will pay a rate of return, beginning on June 30, 1996, if certain economic events occur.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       B6

                        GOVERNMENT SECURITIES PORTFOLIO

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS -- 94.7%                                VALUE          VALUE
                                                    -------------  --------------
FINANCIAL -- 3.1%
  Chase Manhattan Credit Card Trust,
    %6.067%, 08/15/01, Series 1995-2..............  $  12,500,000  $   12,496,000
  Equicon Home Equity Loan Trust, CMO,
    7.850%, 03/18/14, Series 1994-2...............      3,000,000       3,106,406
                                                                   --------------
                                                                       15,602,406
                                                                   --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 91.6%
  Federal Home Loan Bank,
    6.780%, 07/24/02..............................     10,000,000      10,239,100
  Federal Home Loan Mortgage Corp.,
    6.710%, 06/11/02..............................      5,000,000       5,150,800
    6.820%, 06/29/05..............................      5,000,000       5,155,450
    %6.875%, 06/01/25.............................     17,120,560      17,644,877
    6.970%, 06/16/05..............................     15,000,000      15,506,250
  Federal National Mortgage Association,
    8.500%, 05/01/24-04/01/25.....................     40,501,200      42,273,127
    9.000%, 02/01/25-04/01/25.....................     17,931,541      18,884,065
  Federal National Mortgage Association
    Debentures,
    6.550%, 08/10/00..............................      6,000,000       6,140,640
  Government National Mortgage Association,
    7.000%, 09/15/22-05/15/24.....................     28,079,102      28,423,397
    8.000%, 09/15/23-10/15/25.....................     24,906,302      25,949,136
  Main Place Funding,
    %5.960%, 07/17/98.............................     10,000,000      10,025,000
  Resolution Funding Corp.,
    Zero Coupon, 07/15/20.........................     22,500,000       4,745,250
    8.125%, 10/15/19, Principle Only Class A......      4,200,000       5,167,974
  Student Loan Market Association,
    7.500%, 03/08/00..............................     12,000,000      12,855,000
  United States Treasury Bonds,
    7.500%, 11/15/24..............................     35,000,000      42,071,050
    8.125%, 08/15/19..............................     50,000,000      62,867,000
  United States Treasury Notes,
    5.000%, 01/31/99..............................     16,000,000      15,880,000
    7.500%, 11/15/01..............................     15,000,000      16,521,150
    7.750%, 12/31/99..............................     57,000,000      61,854,120
    7.875%, 11/15/04..............................     45,000,000      52,087,500
                                                                   --------------
                                                                      459,440,886
                                                                   --------------
TOTAL LONG-TERM BONDS
  (Cost $437,622,665)............................................     475,043,292
                                                                   --------------

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 4.0%                         AMOUNT          VALUE
                                                    -------------  --------------
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account,
    5.838%, 01/02/96 (see Note 4).................  $  19,985,000  $   19,985,000
                                                                   --------------
OTHER ASSETS -- 1.3%
  (net of liabilities)...........................................       6,747,013
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  501,775,305
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    CMO                 Collateralized Mortgage Obligations

%Indicates a variable rate security.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       B7

                        ZERO COUPON BOND 2000 PORTFOLIO

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS -- 98.9%                                VALUE          VALUE
                                                    -------------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  United States Treasury Bonds, Stripped,
    Zero Coupon, 02/15/00-02/15/02................  $  33,250,000  $   24,979,653
                                                                   --------------
                                                                       24,979,653
                                                                   --------------
TOTAL LONG-TERM BONDS
  (Cost $21,856,986).............................................      24,979,653
                                                                   --------------


                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 1.2%                         AMOUNT          VALUE
                                                    -------------  --------------
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account,
    5.838%, 01/02/96 (see Note 4).................        308,000         308,000
                                                                   --------------
LIABILITIES -- (0.1%)
  (net of other assets)..........................................         (28,834)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $   25,258,819
                                                                   --------------
                                                                   --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       B8

                        ZERO COUPON BOND 2005 PORTFOLIO

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS -- 95.8%                                VALUE          VALUE
                                                    -------------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Financing Corp. Coupon Strips,
    Zero Coupon, 03/07/04.........................  $   3,350,000  $    2,079,278
  Resolution Funding Corp., Stripped,
    Zero Coupon, 07/15/07.........................     10,000,000       5,050,700
  United States Treasury Bonds, Stripped, Interest
    Only,
    Zero Coupon, 11/15/05-05/15/06................     18,000,000      10,060,130
  United States Treasury Bonds, Stripped,
    Principal Only,
    Zero Coupon, 11/15/04.........................      9,000,000       5,465,070
                                                                   --------------
TOTAL LONG-TERM BONDS
  (Cost $19,001,260).............................................      22,655,178
                                                                   --------------


                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 4.0%                         AMOUNT          VALUE
                                                    -------------  --------------
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account,
    5.838%, 01/02/96 (see Note 4).................        933,000         933,000
                                                                   --------------
OTHER ASSETS -- 0.2%
  (net of liabilities)...........................................          58,941
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $   23,647,119
                                                                   --------------
                                                                   --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                       B9

                   CONSERVATIVELY MANAGED FLEXIBLE PORTFOLIO

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 39.6%                                 SHARES          VALUE
                                                    -------------  --------------
AEROSPACE -- 0.8%
  +Coltec Industries, Inc.........................        311,000  $    3,615,375
  GenCorp, Inc....................................        676,800       8,290,800
  Loral Corp......................................         77,800       2,752,175
  Rockwell International Corp.....................        253,100      13,382,661
  +UNC, Inc.......................................        289,100       1,734,600
                                                                   --------------
                                                                       29,775,611
                                                                   --------------
AIRLINES -- 0.3%
  +AMR Corp.......................................        100,000       7,425,000
  +USAir Group, Inc...............................        335,000       4,438,750
                                                                   --------------
                                                                       11,863,750
                                                                   --------------
AUTOS - CARS & TRUCKS -- 3.1%
  A.O. Smith Corp.................................        466,800       9,686,100
  Chrysler Corp...................................        500,000      27,687,500
  Ford Motor Co...................................        318,300       9,230,700
  General Motors Corp.............................        500,000      26,437,500
  General Motors Corp. (Class 'E' Stock)..........        243,900      12,682,800
  General Motors Corp. (Class 'H' Stock)..........        465,900      22,887,337
  Titan Wheel International, Inc..................        748,350      12,160,686
                                                                   --------------
                                                                      120,772,623
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.8%
  First Bank System, Inc..........................        366,600      18,192,525
  First Interstate Bancorp........................        120,000      16,380,000
  KeyCorp.........................................        502,800      18,226,500
  Norwest Corp....................................        570,400      18,823,200
                                                                   --------------
                                                                       71,622,225
                                                                   --------------
CHEMICALS -- 1.2%
  +FMC Corp.......................................        110,800       7,492,850
  Imperial Chemical Industries, PLC, ADR..........        371,300      17,358,275
  OM Group, Inc...................................        308,400      10,215,750
  W.R. Grace & Co.................................        218,800      12,936,550
                                                                   --------------
                                                                       48,003,425
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.7%
  Ferro Corp......................................        655,200      15,233,400
  M.A. Hanna Co...................................        489,700      13,711,600
                                                                   --------------
                                                                       28,945,000
                                                                   --------------
COMPUTER SERVICES -- 0.9%
  +Amdahl Corp....................................        900,000       7,650,000
  National Data Corp..............................        620,100      15,347,475
  +Paxar Corp.....................................      1,022,928      13,553,794
                                                                   --------------
                                                                       36,551,269
                                                                   --------------
CONSTRUCTION -- 0.2%
  +J. Ray McDermott, SA...........................        500,000       8,937,500
                                                                   --------------
CONTAINERS -- 0.2%
  +Sealed Air Corp................................        290,400       8,167,500
                                                                   --------------
DIVERSIFIED GAS -- 0.6%
  +Basin Exploration, Inc.........................        148,000         730,750
  Sonat Offshore Drilling, Inc....................        228,100      10,207,475
  Tidewater, Inc..................................         73,600       2,318,400
  Weatherford Enterra, Inc........................        321,353       9,279,066
  Western Gas Resources, Inc......................        162,100       2,613,863
                                                                   --------------
                                                                       25,149,554
                                                                   --------------
DRUGS AND HOSPITAL SUPPLIES -- 0.2%
  United States Surgical Corp.....................        365,500       7,812,563
                                                                   --------------

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
ELECTRICAL EQUIPMENT -- 0.5%
  +Anixter International, Inc.....................        337,400  $    6,284,075
  Belden, Inc.....................................        524,300      13,500,725
                                                                   --------------
                                                                       19,784,800
                                                                   --------------
ELECTRONICS -- 0.7%
  +ADT Ltd........................................        620,000       9,300,000
  +Digital Equipment Corp.........................        200,000      12,825,000
  +IMO Industries, Inc............................        596,900       4,103,686
                                                                   --------------
                                                                       26,228,686
                                                                   --------------
FINANCIAL SERVICES -- 2.2%
  American Express Co.............................        319,000      13,198,625
  Dean Witter Discover and Company................        736,500      34,615,500
  Lehman Brothers Holdings, Inc...................        400,000       8,500,000
  Reinsurance Group of America, Inc...............        487,800      17,865,675
  Salomon, Inc....................................        300,000      10,650,000
                                                                   --------------
                                                                       84,829,800
                                                                   --------------
FOODS -- 0.4%
  Philip Morris Companies, Inc....................        188,000      17,014,000
                                                                   --------------
FOREST PRODUCTS -- 0.9%
  Louisiana-Pacific Corp..........................        700,000      16,975,000
  Mead Corp.......................................        350,800      18,329,300
                                                                   --------------
                                                                       35,304,300
                                                                   --------------
FURNITURE -- 0.2%
  Leggett & Platt, Inc............................        380,200       9,219,850
                                                                   --------------
GAS PIPELINES -- 0.6%
  Enron Oil & Gas Co..............................        332,700       7,984,800
  +Global Marine, Inc.............................        615,800       5,388,250
  +Seagull Energy Corp............................        387,200       8,615,200
                                                                   --------------
                                                                       21,988,250
                                                                   --------------
HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp....................        161,816       8,212,160
  +Tenet Healthcare Corp..........................        825,000      17,118,750
                                                                   --------------
                                                                       25,330,910
                                                                   --------------
HOUSING RELATED -- 0.9%
  +Giant Cement Holdings, Inc.....................        415,200       4,774,800
  +Owens-Corning Fiberglas Corp...................        662,800      29,743,150
                                                                   --------------
                                                                       34,517,950
                                                                   --------------
INSURANCE -- 2.9%
  Allstate Corp...................................        129,599       5,329,758
  Equitable of Iowa Companies.....................        372,700      11,972,987
  Financial Security Assurance Holdings, Ltd......        226,200       5,626,725
  National Re Corp................................        207,600       7,888,800
  PennCorp Financial Group, Inc...................        638,400      18,753,000
  Provident Companies, Inc........................        177,200       6,002,650
  TIG Holdings, Inc...............................        588,300      16,766,550
  Trenwick Group, Inc.............................        276,200      15,536,250
  W.R. Berkley Corp...............................        192,800      10,363,000
  Western National Corp...........................        900,000      14,512,500
                                                                   --------------
                                                                      112,752,220
                                                                   --------------
MACHINERY -- 1.2%
  Case Corp.......................................        642,800      29,408,100
  DT Industries, Inc..............................        234,500       3,165,750
  +Global Industrial Technologies, Inc............        390,700       7,374,463
  Parker-Hannifin Corp............................        204,750       7,012,688
                                                                   --------------
                                                                       46,961,001
                                                                   --------------

                                      B10

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
MEDIA -- 2.3%
  Central Newspapers, Inc. (Class 'A' Stock)......        331,700  $   10,407,088
  Comcast Corp. (Class 'A' Stock).................        362,500       6,389,063
  Comcast Corp. (Special Class 'A' Stock).........          9,600         174,600
  +Cox Communications, Inc. (Class 'A' Stock).....        246,115       4,799,243
  Gannett Co., Inc................................        200,000      12,275,000
  Hollinger International, Inc....................        161,400       1,694,700
  Knight-Ridder, Inc..............................        200,000      12,500,000
  Lee Enterprises, Inc............................        337,400       7,760,200
  McGraw-Hill, Inc................................         96,200       8,381,425
  Media General, Inc. (Class 'A' Stock)...........        123,600       3,754,350
  +Tele-Communications, Inc. (Series 'A' Stock)...        606,200      12,048,225
  Times Mirror Co. (Class 'A' Stock)..............        280,276       9,494,350
                                                                   --------------
                                                                       89,678,244
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 3.6%
  BW/IP, Inc. (Class 'A' Stock)...................        379,200       6,256,800
  Danaher Corp....................................        455,600      14,465,300
  Donaldson Company, Inc..........................        400,400      10,060,050
  +IDEX Corp......................................        285,600      11,638,200
  +Jan Bell Marketing, Inc........................      1,000,000       2,500,000
  +Litton Industries, Inc.........................        259,700      11,556,650
  Mark IV Industries, Inc.........................        572,565      11,308,158
  Mascotech, Inc..................................        650,000       7,068,750
  Pentair, Inc....................................        472,950      23,529,263
  +SPS Transaction Services, Inc..................        192,800       5,711,700
  Textron, Inc....................................         96,400       6,507,000
  Trinity Industries, Inc.........................        385,500      12,143,250
  +Wolverine Tube, Inc............................        279,500      10,481,250
  York International Corp.........................        199,000       9,353,000
                                                                   --------------
                                                                      142,579,371
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.3%
  Eastman Kodak Co................................        372,300      24,944,100
  Houghton Mifflin Co.............................        132,600       5,701,800
  Whitman Corp....................................        913,400      21,236,550
                                                                   --------------
                                                                       51,882,450
                                                                   --------------
PETROLEUM -- 1.0%
  Amerada Hess Corp...............................        100,000       5,300,000
  Cabot Oil & Gas Corp. (Class 'A' Stock).........        594,400       8,693,100
  Elf Aquitaine, ADR..............................        530,100      19,481,175
  Parker & Parsley Petroleum Co...................        257,800       5,671,600
                                                                   --------------
                                                                       39,145,875
                                                                   --------------
PETROLEUM SERVICES -- 2.5%
  Baker Hughes, Inc...............................        300,000       7,312,500
  Coflexip, ADR...................................        500,000       9,437,500
  +ENSCO International, Inc.......................        600,000      12,450,000
  +Hornbeck Offshore Services, Inc................        208,000       4,082,000
  ICO, Inc........................................        500,000       2,437,500
  +Marine Drilling Co., Inc.......................      1,000,000       5,125,000
  +Mesa, Inc......................................      1,008,400       3,781,500
  Murphy Oil Corp.................................        190,800       7,918,200
  Noble Affiliates, Inc...........................        200,000       5,975,000
  +Noble Drilling Corp............................        800,000       7,200,000
  +Oryx Energy Co.................................        849,400      11,360,725

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  +Pride Petroleum Services, Inc..................        360,100  $    3,826,063
  +Rowan Companies, Inc...........................        269,400       2,660,325
  +Western Atlas, Inc.............................        300,000      15,150,000
                                                                   --------------
                                                                       98,716,313
                                                                   --------------
RAILROADS -- 0.9%
  Burlington Northern, Inc........................        259,000      20,202,000
  Illinois Central Corp...........................        440,000      16,885,000
                                                                   --------------
                                                                       37,087,000
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.5%
  Zeneca Group, PLC, ADR..........................        357,400      20,863,225
                                                                   --------------
RETAIL -- 1.7%
  +Best Products Company, Inc.....................      1,094,500       5,198,875
  +Burlington Coat Factory Warehouse..............        244,600       2,507,150
  Charming Shoppes, Inc...........................      2,000,000       5,750,000
  Dillard Department Stores, Inc. (Class 'A'
    Stock)........................................        500,000      14,250,000
  +Filene's Basement Corp.........................        160,000         370,000
  K mart Corp.....................................      1,058,700       7,675,575
  Rite Aid Corp...................................          6,000         205,500
  Sears, Roebuck & Co.............................        139,800       5,452,200
  TJX Companies, Inc..............................        914,900      17,268,738
  Woolworth Corp..................................        600,000       7,800,000
                                                                   --------------
                                                                       66,478,038
                                                                   --------------
RUBBER -- 0.3%
  Goodyear Tire & Rubber Co.......................        269,800      12,242,175
                                                                   --------------
STEEL -- 1.6%
  +Bethlehem Steel Corp...........................      1,000,000      14,000,000
  +LTV Corp.......................................      1,500,000      20,625,000
  +Material Sciences Corp.........................        675,000      10,040,625
  +National Steel Corp. (Class 'B' Stock).........        300,000       3,862,500
  USX-U.S. Steel Group............................        450,000      13,837,500
                                                                   --------------
                                                                       62,365,625
                                                                   --------------
TELECOMMUNICATIONS -- 1.2%
  +Airtouch Communications, Inc...................        385,500      10,890,375
  Century Telephone Enterprises, Inc..............        337,300      10,709,275
  Frontier Corp...................................        297,700       8,931,000
  MCI Communications Corp.........................        331,100       8,649,988
  +Nextel Communications, Inc. (Class 'A'
    Stock)........................................        495,400       7,307,150
                                                                   --------------
                                                                       46,487,788
                                                                   --------------
TEXTILES -- 1.2%
  +Farah, Inc.....................................        258,500       1,227,874
  +Fieldcrest Cannon, Inc.........................        460,000       7,647,500
  +Fruit of the Loom, Inc. (Class 'A' Stock)......        500,000      12,187,500
  +Owens-Illinois, Inc............................        552,700       8,014,150
  Phillips-Van Heusen Corp........................        600,000       5,925,000
  +Tultex Corp....................................        579,000       2,388,375
  V.F. Corp.......................................        154,600       8,155,149
                                                                   --------------
                                                                       45,545,549
                                                                   --------------
TOBACCO -- 0.4%
  RJR Nabisco Holdings Corp.......................        500,000      15,437,500
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $1,308,436,835)..........................................   1,560,041,940
                                                                   --------------

                                      B11

DECEMBER 31, 1995

                                                                       MARKET
PREFERRED STOCKS -- 0.1%                               SHARES          VALUE
                                                    -------------  --------------
MEDIA
  Times Mirror Co. (Cum. Conv.), Series B.........        119,724  $    3,090,376
                                                                   --------------
  (Cost $2,725,059)

                                                         PAR           MARKET
LONG-TERM BONDS -- 33.2%                                VALUE          VALUE
                                                    -------------  --------------
FINANCIAL -- 10.0%
  Advanta Corp Mid,
    8.180%, 02/09/97, Tranche #TR00028............  $  10,000,000  $   10,271,700
  Advanta Corp.,
    5.125%, 11/15/96..............................     12,535,000      12,464,303
  Allmerica Finance,
    7.625%, 10/15/25..............................      7,200,000       7,564,968
  Associates Corp. of North America,
    8.375%, 01/15/98..............................      1,100,000       1,159,191
  Banc One Credit Card Master Trust, Series 94-B
    7.750%, 12/15/99..............................      5,100,000       5,292,831
  Capital One Bank, M.T.N.,
    6.660%, 08/17/98, Tranche #TR00055............     10,050,000      10,237,734
    6.740%, 05/31/99, Tranche #TR00038............     22,250,000      22,756,410
    8.125%, 02/27/98, Tranche #TR00032............      6,500,000       6,788,860
  Chrysler Financial Corp., M.T.N.,
    5.390%, 08/27/96, Tranche #TR00041............      7,300,000       7,287,079
  CIGNA Mortgage Securities, Inc.,
    Series 88-1
    9.400%, 01/15/02..............................      2,285,774       2,319,878
  Discover Card Trust, Series 1991-C, Class B
    7.875%, 04/16/98..............................     10,000,000      10,050,000
  **Equitable Life Assurance Society,
    6.950%, 12/01/05..............................     25,000,000      25,359,375
  Federal Express Corp., M.T.N.,
    10.010%, 06/01/98, Tranche #TR00067...........      3,000,000       3,255,300
    10.050%, 06/15/99, Tranche #TR00068...........        500,000         557,650
  First Union Corp.,
    9.450%, 06/15/99..............................      4,000,000       4,450,800
  Ford Motor Credit Co.,
    6.375%, 10/06/00..............................     26,500,000      26,979,650
  Ford Motor Credit, Co., M.T.N.,
    6.137%, 10/04/99..............................     23,750,000      23,808,188
    6.850%, 08/15/00..............................      8,500,000       8,823,255
  General Motors Acceptance Corp.,
    8.250%, 08/01/96..............................      5,000,000       5,066,300
  General Motors Acceptance Corp., M.T.N.,
    6.300%, 09/10/97, Tranche #TR00532............      5,000,000       5,058,300
    6.700%, 04/30/97, Tranche #TR00319............     11,000,000      11,158,840
    7.375%, 07/20/98, Tranche #TR00667............      4,650,000       4,837,070
    7.850%, 03/05/97, Tranche #TR00187............      3,300,000       3,384,744

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  %Marine Midland Bank N.A.,
    5.812%, 09/27/96..............................  $   6,500,000  $    6,487,000
  Mellon Financial Co.,
    6.500%, 12/01/97..............................      1,650,000       1,676,516
  Okobank,
    **%7.387%, 10/29/49...........................      3,500,000       3,539,375
    %7.387%, 10/29/49.............................      9,000,000       9,101,250
    %7.375%, 09/27/49.............................     18,750,000      19,341,563
  Salomon Inc., M.T.N.,
    5.440%, 01/13/97, Tranche #TR00641............      5,000,000       4,972,000
    5.470%, 08/29/97, Tranche #SR00492............     10,500,000      10,446,660
    5.320%, 09/16/96, Tranche #TR00572............     10,400,000      10,347,168
    5.470%, 09/22/97, Tranche #SR00504............     12,525,000      12,377,706
  Santander Financial Issuances, Inc.,
    7.250%, 11/01/15..............................     14,500,000      14,852,060
  Sears Roebuck Acceptance Corp.,
    6.750%, 09/15/05..............................     35,050,000      36,351,056
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.340%, 10/12/00, Tranche #TR00038............     11,000,000      11,174,790
  Standard Credit Card Master Trust,
    5.950%, 03/07/96..............................      4,650,000       4,612,196
  Union Bank of Finland, Ltd.,
    5.250%, 06/15/96..............................     16,650,000      16,579,737
  Westinghouse Credit Corp., M.T.N.,
    8.750%, 06/03/96, Tranche #TR00248............      2,600,000       2,616,276
                                                                   --------------
                                                                      383,407,779
                                                                   --------------
FOREIGN -- 6.0%
  **Banco de Commercio Exterior, SA, M.T.N.,
    8.625%, 06/02/00, Tranche #TR00001............      5,500,000       5,654,000
  **Banco Ganadero, SA, M.T.N.,
    9.750%, 08/26/99, Tranche #TR00001............      7,300,000       7,482,500
  **Cemex, SA, M.T.N.,
    9.500%, 09/20/01, Tranche #TR00010............     12,500,000      11,375,000
  **Compania Sud Americana de Vapores, SA,
    7.375%, 12/08/03..............................      7,600,000       7,486,000
  Controladora Commercial Mexicana, SA,
    8.750%, 04/21/98..............................      5,190,000       4,567,200
  Empresa Columbia de Petroleos,
    7.250%, 07/08/98..............................      8,250,000       8,208,750
  Financiera Energetica Nacional,
    6.625%, 12/13/96..............................      5,000,000       5,000,000
  Financiera Energetica Nacional, SA, M.T.N.,
    9.000%, 11/08/99..............................      2,000,000       2,097,500
    **9.000%, 11/08/99............................      5,375,000       5,637,031
  Fomento Economico Mexicano, SA,
    9.500%, 07/22/97..............................      5,150,000       5,104,938
  **Grupo Condumex, SA, M.T.N.,
    6.250%, 07/27/96..............................      4,300,000       4,165,625
  **Grupo Embotellador Mexicana,
    10.750%, 11/19/97.............................      8,015,000       7,994,963

                                      B12

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  Grupo Televisa, SA,
    10.000%, 11/09/97.............................  $   7,250,000  $    7,105,000
  Hydro-Quebec,
    8.050%, 07/07/24..............................     22,100,000      25,232,896
  Kansallis-Osake Pankki, N.Y.,
    **%8.650%, 12/29/49...........................     10,000,000      10,625,000
    9.750%, 12/15/98..............................     16,950,000      18,736,022
  Kansallis-Osake Pankki, N.Y., C.D.,
    6.125%, 05/15/98..............................      6,160,000       6,227,375
  Quebec, Province of Canada,
    7.500%, 07/15/02..............................      8,625,000       9,157,766
  Republic of Columbia,
    7.125%, 05/11/98..............................      2,775,000       2,795,813
    7.250%, 02/23/04..............................      5,400,000       5,179,896
    8.750%, 10/06/99..............................      4,950,000       5,232,744
  Republic of Italy,
    6.875%, 09/27/23..............................     15,000,000      14,648,250
  Republic of South Africa,
    9.625%, 12/15/99..............................     22,221,000      23,966,904
  **Telekom Malaysia,
    7.875%, 08/01/25..............................     22,000,000      24,159,520
  United Mexican States,
    5.820%, 06/28/01..............................      1,375,000         990,000
    6.970%, 08/12/00..............................      2,300,000       1,840,000
    8.500%, 09/15/02..............................      6,850,000       5,959,500
                                                                   --------------
                                                                      236,630,193
                                                                   --------------
INDUSTRIAL -- 13.0%
  AMR Corp.,
    10.000%, 04/15/21.............................      5,000,000       6,213,250
    9.000%, 08/01/12..............................     10,000,000      11,277,700
    9.800%, 10/01/21..............................      5,000,000       5,944,000
    9.880%, 06/15/20..............................      9,565,000      11,501,913
  Arkla, Inc., M.T.N.,
    9.250%, 12/18/97, Tranche #TR00027............      3,000,000       3,151,590
  Auburn Hills Trust,
    12.000%, 05/01/20.............................     28,670,000      45,119,699
  Coca-Cola Enterprises, Inc.,
    6.500%, 11/15/97..............................      3,750,000       3,808,875
  Columbia Gas Systems, Inc.,
    7.620%, 11/28/25..............................      6,500,000       6,616,935
  Columbia/HCA Healthcare Corp.,
    7.050%, 12/01/27..............................     32,200,000      32,411,554
    7.580%, 09/15/25, M.T.N., Tranche #TR00015....     16,000,000      17,157,120
  Delta Air Lines, Inc.,
    9.750%, 05/15/21..............................      5,000,000       6,168,650
  Federated Dept Stores,
    8.125%, 10/15/02..............................     10,500,000      10,552,500
  Hanson Overseas Corp.,
    5.500%, 01/15/96..............................      2,000,000       1,999,840
  Nabisco, Inc.,
    6.850%, 06/15/05..............................     20,000,000      20,312,000
  News America Holdings, Inc.,
    7.750%, 12/01/45..............................     51,000,000      51,659,940
    9.125%, 10/15/99..............................     15,000,000      16,580,700
  PT Alatief Freeport Financial Co.,
    9.750%, 04/15/01..............................      8,950,000      10,031,070
  RJR Nabisco, Inc.,
    8.750%, 08/15/05..............................      4,000,000       4,097,240
  Sears, Roebuck & Co., M.T.N.,
    9.420%, 04/01/96..............................      1,000,000       1,014,375
  Sears, Roebuck Acceptance Corp.,
    9.000%, 09/15/96..............................      2,000,000       2,043,760

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  Service Corp. International,
    7.000%, 06/01/15..............................  $   2,500,000  $    2,785,575
  TCI Communications, Inc.,
    8.750%, 08/01/15..............................     27,175,000      30,128,107
  Tele-Communications, Inc.,
    7.875%, 08/01/13..............................      5,250,000       5,399,678
    9.250%, 04/15/02..............................      5,000,000       5,680,900
    9.800%, 02/01/12..............................     18,000,000      21,585,060
  Time Warner Entertainment Co., L.P.,
    8.375%, 03/15/23-07/15/33.....................     33,740,000      36,131,467
    9.625%, 05/01/02..............................     14,140,000      16,379,352
  Time Warner, Inc.,
    7.750%, 06/15/05..............................     10,000,000      10,410,300
  United Air Lines, Inc.,
    9.750%, 08/15/21..............................     15,000,000      17,993,550
    10.670%, 05/01/04.............................     21,750,000      26,236,590
    11.210%, 05/01/14.............................      2,500,000       3,309,125
  Viacom, Inc.,
    7.625%, 01/15/16..............................     16,000,000      16,190,000
    7.750%, 06/01/05..............................     45,175,000      47,974,494
  Westinghouse Electric Corp., M.T.N.,
    8.700%, 06/20/96, Tranche #TR00029............      2,950,000       2,970,680
                                                                   --------------
                                                                      510,837,589
                                                                   --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 4.2%
  Federal National Mortgage Association,
    9.050%, 04/10/00..............................     14,000,000      15,837,500
  United States Treasury Bonds,
    7.625%, 02/15/25..............................        200,000         244,562
    12.000%, 08/15/13.............................      5,400,000       8,320,212
  United States Treasury Notes,
    6.125%, 07/31/00..............................      3,350,000       3,448,390
    6.500%, 04/30/97..............................     61,000,000      61,981,490
    5.875%, 08/15/98-11/15/05.....................     32,200,000      32,850,580
    6.125%, 09/30/00..............................     13,500,000      13,905,000
    6.375%, 08/15/02..............................     26,500,000      27,787,635
    6.500%, 05/15/05..............................      2,900,000       3,085,339
                                                                   --------------
                                                                      167,460,708
                                                                   --------------
TOTAL LONG-TERM BONDS
  (Cost $1,260,456,592)..........................................   1,298,336,269
                                                                   --------------

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 26.4%                        AMOUNT          VALUE
                                                    -------------  --------------
BANK-RELATED INSTRUMENTS -- 3.4%
  Abbey National Treasury Services, C.D. PLC,
    5.850%, 01/03/96..............................     48,000,000      48,000,012
  Advanta National Bank, C.D.
    6.260%, 09/01/97..............................     10,500,000      10,594,500
  Bayerische Hypotheken, C.D.,
    5.800%, 01/16/96..............................     12,000,000      11,999,970
    5.830%, 01/16/96..............................     23,000,000      23,000,176
  Berliner Handels, C.D.,
    5.830%, 01/16/96..............................     12,000,000      12,000,046
  National Westminister Bank, C.D. PLC,
    5.810%, 01/12/96..............................     36,000,000      36,000,000
  Societe Generale Bank, C.D.,
    7.650%, 01/08/96..............................      3,000,000       3,000,472
                                                                   --------------
                                                                      144,595,176
                                                                   --------------

                                      B13

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
COMMERCIAL PAPER -- 16.1%
  American Express Credit Corp.,
    5.590%, 03/15/96..............................  $  14,000,000  $   13,841,306
  American Home Products Corp.,
    5.680%, 03/07/96..............................     13,000,000      12,866,678
  American Honda Finance Corp.,
    5.750%, 02/08/96..............................      6,000,000       5,964,542
    5.850%, 01/12/96-01/22/96.....................      9,000,000       8,978,875
  Aristar Inc.,
    5.800%, 02/02/96..............................      2,000,000       1,990,011
  Asset Securitization Cooperative Corp.,
    5.660%, 02/20/96..............................     28,000,000      27,784,291
  Associates Corp. of North America,
    5.680%, 02/08/96-02/12/96.....................     43,300,000      43,026,208
  Banque Nationale De Paris,
    5.780%, 01/22/96..............................     11,000,000      10,999,845
  Bradford & Bingley Building Society,
    5.680%, 02/06/96..............................     22,000,000      21,878,511
  Caterpillar Financial Services Corp.,
    5.660%, 02/21/96..............................      3,000,000       2,976,417
    5.670%, 02/27/96..............................      3,000,000       2,973,540
  Chase Manhattan Corp.,
    5.670%, 02/12/96..............................      8,000,000       7,948,340
  CIT Group Holdings, Inc.,
    5.670%, 02/05/96..............................      8,000,000       7,957,160
    5.680%, 02/07/96..............................     17,000,000      16,903,440
    5.780%, 01/25/96..............................     16,981,000      16,918,293
  Cogentrix of Richmond, Inc.,
    5.950%, 01/24/96..............................     18,457,000      18,389,888
  Corporate Receivables Corp.,
    5.750%, 01/16/96-01/18/96.....................      8,000,000       7,980,514
  Countrywide Funding Corp.,
    5.830%, 01/16/96..............................      2,000,000       1,995,466
    5.840%, 01/18/96..............................      8,000,000       7,979,236
    5.870%, 01/22/96..............................      3,000,000       2,990,217
    6.000%, 01/22/96..............................      8,000,000       7,973,333
  Dean Witter Discover and Company,
    5.700%, 02/14/96..............................      4,000,000       3,972,767
  Finova Capital Corp.,
    5.970%, 01/05/96-01/25/96.....................     19,360,000      19,324,797
  First Union Corp.,
    5.710%, 02/09/96..............................     15,000,000      14,909,592
  Fleet Mortgage Group, Inc.,
    5.800%, 01/16/96..............................      6,000,000       5,986,467
  Ford Motor Credit Co.,
    5.530%, 03/04/96..............................     20,800,000      20,601,903
    6.070%, 01/05/96..............................     14,300,000      14,292,767
  General Electric Capital Corp.,
    5.580%, 04/08/96-04/09/96.....................     10,000,000       9,848,565
    5.660%, 02/08/96..............................     36,000,000      35,790,580
  General Motors Acceptance Corp.,
    5.650%, 02/09/96..............................      4,261,000       4,235,588
    5.750%, 02/20/96..............................      9,000,000       8,929,563
    5.800%, 02/09/96..............................     20,000,000      19,877,556
  Goldman Sachs Group L.P,
    6.050%, 01/11/96-01/12/96.....................     22,000,000      21,964,540
  GTE Corp.,
    5.870%, 01/19/96..............................      4,000,000       3,988,912
    5.950%, 01/29/96..............................      4,544,000       4,523,722
    5.970%, 01/30/96-01/31/96.....................      7,491,000       7,455,719
  Hanson Finance, PLC,
    5.650%, 02/29/96..............................      8,000,000       7,927,178
    5.700%, 01/26/96-02/08/96.....................     19,389,000      19,296,480

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  McKenna Triangle National Corp.,
    5.750%, 01/16/96..............................  $   3,831,000  $    3,822,433
  Merrill Lynch & Co., Inc.,
    5.750%, 01/26/96..............................     21,000,000      20,919,500
  Mitsubishi International Corp.,
    5.780%, 01/29/96..............................      2,500,000       2,489,163
    5.810%, 01/23/96..............................      4,200,000       4,185,766
  Morgan Stanley Group, Inc.,
    5.750%, 01/25/96..............................     34,000,000      33,875,097
  NYNEX Corporation,
    5.800%, 01/19/96..............................      2,000,000       1,994,522
    5.820%, 01/09/96-01/16/96.....................      6,000,000       5,990,947
  PHH Corporation,
    5.830%, 01/23/96..............................      3,000,000       2,989,798
  PNC Funding Corp,
    5.730%, 02/08/96..............................      2,000,000       1,988,222
  Preferred Receivables Funding Corp.,
    5.680%, 02/07/96..............................      7,150,000       7,109,388
    5.850%, 01/17/96..............................     15,000,000      14,963,438
  Riverwood Funding Corp.,
    5.680%, 02/16/96..............................      4,000,000       3,971,600
  Sears Roebuck Acceptance Corp.,
    5.720%, 02/26/96..............................     11,000,000      10,903,872
  Special Purpose A/R Cooperative Corp.,
    5.750%, 01/24/96..............................      4,000,000       3,985,944
    5.780%, 01/24/96..............................      3,000,000       2,989,403
  Transamerica Corp.,
    5.780%, 01/19/96..............................     16,072,000      16,028,132
  Whirlpool Corp.,
    5.800%, 01/23/96..............................      2,000,000       1,993,233
  Whirlpool Financial Corp.,
    5.710%, 03/04/96..............................     18,972,000      18,785,431
    5.800%, 02/02/96..............................      1,300,000       1,293,507
                                                                   --------------
                                                                      633,522,203
                                                                   --------------
TERM NOTES -- 5.6%
  Associates Corp. of North America,
    8.800%, 03/01/96..............................      2,000,000       2,007,278
  Bank of America,
    5.79%, 01/16/96, Tranche #TR00034.............      2,000,000       1,999,992
  Bank One Indianapolis N.A.,
    7.180%, 02/05/96, Tranche #TR00002............      6,000,000       6,002,187
  Bayerische Hypotheken,
    5.770%, 01/23/96..............................      4,000,000       3,999,789
  Beneficial Corp.,
    5.25%, 01/23/96, Tranche #TR00776.............      5,000,000       4,999,220
  Exxon Capital Corp.,
    7.875%, 04/15/96..............................      5,500,000       5,527,256
  First Union National Bank of North Carolina,
    5.800%, 01/31/96..............................     13,000,000      13,000,000
  Ford Motor Credit Co.,
    5.000%, 03/25/96..............................      4,000,000       3,991,407
    8.900%, 04/08/96..............................      4,300,000       4,332,346
    9.850%, 02/27/96..............................      5,000,000       5,024,368
  General Motors Acceptance Corp.,
    %5.70%, 10/20/97..............................      8,000,000       7,996,425
    6.300%, 02/02/96, Tranche #TR00646............      2,000,000       2,000,418
    8.250%, 08/01/96..............................      2,000,000       2,024,935

                                      B14

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  %Merrill Lynch & Co., Inc.,
    5.929%, 09/13/96, Tranche #TR00197............  $  27,000,000  $   26,994,526
  NationsBank of Texas, N.A.,
    7.000%, 02/06/96, Tranche #TR00037............     40,000,000      40,002,205
    7.300%, 01/26/96, Tranche #TR00043............      4,000,000       4,001,092
    7.550%, 01/09/96, Tranche #TR00050............      8,500,000       8,501,291
  %Norwest Corp.,
    5.929%, 05/23/96, Tranche #TR00176............      5,500,000       5,499,923
  %Salomon, Inc.,
    6.725%, 02/14/96..............................     25,000,000      25,000,000
  %SMM Trust,
    5.937%, 12/16/96..............................     27,000,000      26,997,556
  Society National Bank,
    6.000%, 04/25/96, Tranche #TR00010............      1,940,000       1,940,000
  Student Loan Marketing Association,
    %5.20%, 08/09/96..............................      7,650,000       7,641,227
    %5.22%, 02/08/96..............................      3,000,000       2,999,276
  USX Corp.,
    6.562%, 02/15/96..............................      7,500,000       7,502,619
                                                                   --------------
                                                                      219,985,336
                                                                   --------------
PROMISSORY NOTES -- 0.3%
  %Lehman Brothers Holdings, Inc.,
    6.142%, 05/29/96..............................     10,000,000      10,000,000
                                                                   --------------
REPURCHASE AGREEMENTS -- 1.0%
  Joint Repurchase Agreement Account,
    5.839%, 01/02/96..............................     43,210,000      43,210,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS.....................................   1,051,312,715
                                                                   --------------
OTHER ASSETS -- 0.7%
  (net of liabilities)...........................................      27,992,965
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $3,940,774,265
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR                 American Depository Receipt
    C.D.                Certificates of Deposit
    L.P.                Limited Partnership
    M.T.N.              Medium Term Note
    PLC                 Public Limited Company (British Corporation)
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)

**Indicates a restricted security; the aggregate cost of the restricted securities is $96,403,735. The aggregate value, $96,894,639 is approximately 2.5% of net assets. (See Note 2)

+No dividend was paid on this security during the 12 months ending December
 31, 1995.

%Indicates a variable rate security.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      B15

                    AGGRESSIVELY MANAGED FLEXIBLE PORTFOLIO

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 60.3%                                 SHARES          VALUE
                                                    -------------  --------------
AEROSPACE -- 1.9%
  Boeing Co.......................................        582,600  $   45,661,275
  +Coltec Industries, Inc.........................        503,800       5,856,675
  United Technologies Corp........................        300,000      28,462,500
                                                                   --------------
                                                                       79,980,450
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.8%
  Chrysler Corp...................................        870,000      48,176,250
  General Motors Corp. (Class 'E' Stock)..........        542,400      28,204,800
                                                                   --------------
                                                                       76,381,050
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 3.9%
  Bank of New York Company, Inc...................      1,000,000      48,750,000
  J.P. Morgan & Co., Inc..........................        550,000      44,137,500
  NationsBank Corp................................        568,800      39,602,700
  Norwest Corp....................................        997,800      32,927,400
  UJB Financial Company...........................        120,200       4,297,150
                                                                   --------------
                                                                      169,714,750
                                                                   --------------
CHEMICALS -- 2.4%
  Agrium, Inc.....................................        907,300      40,828,500
  Arcadian Corp...................................        694,200      13,450,125
  E.I. Du Pont de Nemours & Co....................        600,000      41,925,000
  +McWhorter Technologies, Inc....................         35,000         516,250
  +Mississippi Chemical Corp......................        324,700       7,549,275
                                                                   --------------
                                                                      104,269,150
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.7%
  IMC Global, Inc.................................        703,500      28,755,563
                                                                   --------------
COMMUNICATIONS -- 0.1%
  Infinity Broadcasting Corp. (Class 'A' Stock)...         86,400       3,218,400
                                                                   --------------
COMPUTER SERVICES -- 3.1%
  Automatic Data Processing, Inc..................        740,400      54,974,700
  +Bay Networks, Inc..............................        400,000      16,450,000
  +Cisco Systems, Inc.............................        202,700      15,126,488
  First Data Corp.................................        422,500      28,254,687
  +Sun Microsystems, Inc..........................        350,000      15,968,750
                                                                   --------------
                                                                      130,774,625
                                                                   --------------
COSMETICS & SOAPS -- 0.6%
  Procter & Gamble Co.............................        325,000      26,975,000
                                                                   --------------
DIVERSIFIED GAS -- 0.4%
  Cross Timbers Oil Co............................      1,010,000      17,801,250
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.6%
  International Business Machines Corp............        290,500      26,653,375
                                                                   --------------
DRUGS AND HOSPITAL SUPPLIES -- 3.5%
  American Home Products Corp.....................        448,100      43,465,700
  Baxter International, Inc.......................        725,000      30,359,375
  Genzyme Corp....................................        168,700      10,522,664
  Pharmacia & Upjohn, Inc.........................      1,100,000      42,625,000
  Schering-Plough Corp............................        400,000      21,900,000
                                                                   --------------
                                                                      148,872,739
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.6%
  Baldor Electric Co..............................        602,460      12,124,508
  Belden, Inc.....................................        519,900      13,387,425
                                                                   --------------
                                                                       25,511,933
                                                                   --------------
ELECTRONICS -- 2.6%
  +ADT Ltd........................................      1,641,200      24,618,000
  Emerson Electric Co.............................        600,000      49,050,000

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Hewlett-Packard Co..............................        175,000  $   14,656,250
  Teleflex, Inc...................................        500,000      20,500,000
                                                                   --------------
                                                                      108,824,250
                                                                   --------------
FINANCIAL SERVICES -- 3.6%
  Dean Witter, Discover and Co....................        800,000      37,600,000
  Federal Home Loan Mortgage Corp.................        684,700      57,172,450
  Manufactured Home Communities, Inc..............         59,300       1,037,750
  MBNA Corp.......................................        981,100      36,178,063
  Morgan Stanley Group, Inc.......................        300,000      24,187,500
                                                                   --------------
                                                                      156,175,763
                                                                   --------------
FOODS -- 2.8%
  Nabisco Holdings Corporation (Class 'A'
    Stock)........................................        564,000      18,400,500
  Philip Morris Companies, Inc....................        600,000      54,300,000
  Pioneer Hi-Bred International, Inc..............        808,400      44,967,250
                                                                   --------------
                                                                      117,667,750
                                                                   --------------
FOREST PRODUCTS -- 1.4%
  Kimberly-Clark Corp.............................        277,800      22,987,950
  Willamette Industries, Inc......................        686,000      38,587,500
                                                                   --------------
                                                                       61,575,450
                                                                   --------------
HEALTHCARE -- 0.3%
  +Sybron International Corp......................        520,400      12,359,500
                                                                   --------------
HOSPITAL MANAGEMENT -- 1.7%
  Columbia/HCA Healthcare Corp....................        498,362      25,291,872
  Guidant Corp....................................        307,486      12,991,284
  +Health Care and Retirement Corp................        590,800      20,678,000
  +Tenet Healthcare Corp..........................        583,600      12,109,700
                                                                   --------------
                                                                       71,070,856
                                                                   --------------
INSURANCE -- 4.2%
  American International Group, Inc...............        657,700      60,837,250
  CIGNA Corp......................................        125,000      12,906,250
  General Re Corp.................................        215,000      33,325,000
  Mid Ocean Ltd Ordinary Shares...................        525,000      19,490,625
  NAC Re Corp.....................................        277,400       9,986,400
  TIG Holdings, Inc...............................        268,500       7,652,250
  W.R. Berkley Corp...............................        610,000      32,787,500
                                                                   --------------
                                                                      176,985,275
                                                                   --------------
LEISURE -- 2.3%
  +Argosy Gaming Co...............................         30,500         232,563
  +Bally Entertainment Corp.......................      1,946,000      27,244,000
  Carnival Corp. (Class 'A' Stock)................      1,100,000      26,812,500
  Hasbro, Inc.....................................        500,000      15,500,000
  +Mirage Resorts, Inc............................        632,200      21,810,900
  Royal Caribbean Cruise, Ltd.....................        233,800       5,143,600
                                                                   --------------
                                                                       96,743,563
                                                                   --------------
MACHINERY -- 0.7%
  +Thermo Fibertek, Inc...........................        149,350       3,379,044
  +Varity Corp....................................        658,400      24,443,100
                                                                   --------------
                                                                       27,822,144
                                                                   --------------
MEDIA -- 2.8%
  Comcast Corp. (Class 'A' Stock).................        830,400      14,635,800
  Shaw Communications, Inc. (Class 'B' Stock).....        703,700       4,448,072
  +Tele-Communications, Inc. (Series 'A' Stock)...      1,934,400      38,446,200

                                      B16

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Tele-Communications, Inc. (Series 'A' Stock)....        483,600  $   12,996,750
  +Viacom, Inc. (Class 'B' Stock).................        994,500      47,114,438
                                                                   --------------
                                                                      117,641,260
                                                                   --------------
MINERAL RESOURCES -- 2.3%
  Pittston Services Group.........................        350,000      10,981,250
  Potash Corp. of Saskatchewan, Inc...............        608,300      43,113,263
  +Sante Fe Pacific Gold Corp.....................        974,000      11,809,750
  Vigoro Corp.....................................        533,100      32,918,925
                                                                   --------------
                                                                       98,823,188
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 4.2%
  +American Business Information, Inc.............        510,150       9,884,156
  General Electric Co.............................        327,300      23,565,600
  Illinois Tool Works, Inc........................        710,000      41,890,000
  Libbey, Inc.....................................        521,700      11,738,250
  Martin Marietta Materials, Inc..................        647,600      13,356,750
  Modine Manufacturing Co.........................        289,100       6,938,400
  Pentair, Inc....................................        263,200      13,094,200
  TJ International, Inc...........................        539,700       9,984,450
  Tyco International Ltd..........................        687,600      24,495,750
  York International Corp.........................        500,000      23,500,000
                                                                   --------------
                                                                      178,447,556
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.3%
  +DeVRY, Inc.....................................        529,200      14,288,400
                                                                   --------------
PETROLEUM -- 1.8%
  Exxon Corp......................................        410,000      32,851,250
  Royal Dutch Petroleum Co., ADR..................        300,000      42,337,500
                                                                   --------------
                                                                       75,188,750
                                                                   --------------
PETROLEUM SERVICES -- 1.3%
  Baker Hughes, Inc...............................        581,700      14,178,938
  Halliburton Co..................................        267,200      13,527,000
  Total SA, ADR...................................        757,500      25,755,000
                                                                   --------------
                                                                       53,460,938
                                                                   --------------
RAILROADS -- 1.6%
  Illinois Central Corp...........................        682,000      26,171,750
  Norfolk Southern Corp...........................        549,400      43,608,625
                                                                   --------------
                                                                       69,780,375
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.7%
  Crescent Real Estate Equities, Inc..............        492,600      16,809,975
  Duke Realty Investments, Inc....................        444,800      13,955,600
                                                                   --------------
                                                                       30,765,575
                                                                   --------------
RETAIL -- 2.2%
  Dollar General Corporation......................        600,000      12,450,000
  +Federated Department Stores, Inc...............      1,500,000      41,250,000
  Harcourt General, Inc...........................        320,500      13,420,938
  Nine West Group.................................        350,000      13,125,000
  Office Depot, Inc...............................        700,000      13,825,000
                                                                   --------------
                                                                       94,070,938
                                                                   --------------
TELECOMMUNICATIONS -- 2.5%
  +Airtouch Communications, Inc...................        641,100      18,111,075
  AT&T Corp.......................................        350,000      22,662,500
  MCI Communications Corp.........................      1,000,000      26,125,000
  SBC Communications, Inc.........................        475,000      27,312,500
  TCA Cable TV, Inc...............................        494,300      13,655,038
                                                                   --------------
                                                                      107,866,113
                                                                   --------------
TEXTILES -- 0.0%
  Unifi, Inc......................................         90,000       1,991,250
                                                                   --------------

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
TOBACCO -- 1.4%
  RJR Nabisco Holdings Corp.......................      1,905,000  $   58,816,875
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $2,074,306,562)..........................................   2,569,274,054
                                                                   --------------

                                                                       MARKET
PREFERRED STOCKS -- 0.7%                               SHARES          VALUE
                                                    -------------  --------------
LEISURE -- 0.2%
  Bally Entertainment Corporation (Conv.).........        600,000       8,175,000
                                                                   --------------
MEDIA -- 0.5%
  News Corp., Ltd., ADR...........................      1,140,000      21,945,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (Cost $24,005,010).............................................      30,120,000
                                                                   --------------

                                                         PAR           MARKET
LONG-TERM BONDS -- 26.3%                                VALUE          VALUE
                                                    -------------  --------------
FINANCIAL -- 7.0%
  Advanta Corp.,
    5.125%, 11/15/96..............................  $   9,000,000  $    8,949,240
  Advanta National Bank, CD,
    6.140%, 02/28/97..............................     17,000,000      17,174,760
  Allmerica Financial Corp.,
    7.625%, 10/15/25..............................      7,200,000       7,564,968
  Banc One Credit Card Master Trust,
    7.750%, 12/15/99, Series 94-B Class B.........      5,000,000       5,189,050
  Capital One Bank, M.T.N.,
    6.740%, 05/31/99, Tranche #TR00038............     22,250,000      22,756,410
    8.125%, 02/27/98, Tranche #TR00032............      6,500,000       6,788,860
  Chase Manhattan Credit Card Master Trust,
    7.400%, 05/15/00, Series 1992-1...............      5,000,000       5,096,850
  Equitable Life Assurance Society,
    **6.950%, 12/01/05............................     10,000,000      10,143,750
  First USA Bank, M.T.N.,
    %6.237%, 10/16/97.............................     20,000,000      19,970,000
  Ford Motor Credit Co.,
    6.375%, 10/06/00..............................     13,500,000      13,744,350
  Ford Motor Credit, Co., M.T.N.,
    6.137%, 10/04/99..............................      6,250,000       6,265,313
    6.850%, 08/15/00..............................      8,500,000       8,823,255
  General Motors Acceptance Corp., M.T.N.,
    7.000%, 05/19/97, Tranche #TR00041............     10,000,000      10,189,300
    7.000%, 06/02/97, Tranche #TR00476............      6,000,000       6,116,460
    7.375%, 07/20/98, Tranche #TR00667............      4,500,000       4,681,035
    7.850%, 03/05/97, Tranche #TR00187............      3,200,000       3,282,176
    7.875%, 03/15/00..............................      5,000,000       5,366,600
  Marine Midland Bank N.A.,
    %5.812%, 09/27/96.............................      6,500,000       6,487,000
  MBNA Master Credit Card Trust,
    %6.370%, 01/15/02, Series 1994-1 Class A......      7,500,000       7,509,375

                                      B17

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  Okobank,
    **%7.387%, 10/29/49...........................  $   3,500,000  $    3,539,375
    %7.387%, 10/29/49.............................      9,000,000       9,101,250
    %7.375%, 09/27/49.............................     18,750,000      19,341,563
  Salomon, Inc., M.T.N.,
    5.470%, 09/22/97, Tranche #SR00504............     15,000,000      14,823,600
    5.790%, 11/26/97, Tranche #TR00571............      6,700,000       6,647,338
    5.880%, 07/29/97, Tranche #SR00456............      5,650,000       5,626,101
  Santander Financial Issuances, LTD.,
    7.250%, 11/01/15..............................     11,000,000      11,267,080
  Sears Roebuck Acceptance Corp.,
    6.750%, 09/15/05..............................     34,950,000      36,247,344
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.340%, 10/12/00, Tranche #TR00038............     10,000,000      10,158,900
  Standard Credit Card Master Trust,
    5.950%, 10/07/04, Series 1993-2A..............      4,500,000       4,463,415
  Westinghouse Credit Corp., M.T.N.,
    8.750%, 06/03/96, Tranche #TR00248............      3,330,000       3,350,846
                                                                   --------------
                                                                      300,665,564
                                                                   --------------
FOREIGN -- 5.1%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N.,
    **8.625%, 06/02/00, Tranche #TR00001..........      5,500,000       5,654,000
  Banco Ganadero, SA, M.T.N.,
    9.750%, 08/26/99..............................      2,300,000       2,357,500
    **9.750%, 08/26/99, Tranche #TR00001..........      5,000,000       5,125,000
  Banco Nacional de Comercio Exterior,
    7.500%, 07/01/00..............................      5,000,000       4,350,000
  Cemex, SA, M.T.N.,
    **9.500%, 09/20/01, Tranche #TR00010..........     12,500,000      11,375,000
  Compania Sud Americana de Vapores, SA,
    **7.375%, 12/08/03............................      5,650,000       5,565,250
  Controladora Commercial Mexicana, SA,
    8.750%, 04/21/98..............................     15,100,000      13,288,000
  Empresa Columbia de Petroleos,
    7.250%, 07/08/98..............................      8,250,000       8,208,750
  Empresas La Moderna, SA,
    10.250%, 11/12/97.............................      2,000,000       1,980,000
  Financiera Energetica Nacional,
    6.625%, 12/13/96..............................      5,100,000       5,100,000
  Financiera Energetica Nacional, M.T.N.,
    9.000%, 11/08/99..............................      2,000,000       2,097,500
    **9.000%, 11/08/99............................      5,375,000       5,637,031
  Fomento Economico Mexicano, SA,
    9.500%, 07/22/97..............................      6,300,000       6,244,875
  Grupo Embotellador Mexicana,
    **10.750%, 11/19/97...........................      8,020,000       7,999,950
  Grupo Televisa, SA,
    10.000%, 11/09/97.............................      4,000,000       3,920,000
  Hydro-Quebec,
    8.050%, 07/07/24..............................     17,100,000      19,524,096

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  Kansallis-Osake Pankki, N.Y.,
    **%8.650%, 12/29/49...........................  $   9,000,000  $    9,562,500
    9.750%, 12/15/98..............................     16,760,000      18,526,001
  New Zealand Government,
    9.875%, 01/15/11..............................      7,300,000       9,746,814
  Quebec, Province of Canada,
    7.500%, 07/15/02..............................      8,500,000       9,025,045
  Republic of Columbia,
    7.125%, 05/11/98..............................      2,700,000       2,720,250
    7.250%, 02/23/04..............................      4,100,000       3,932,884
    8.750%, 10/06/99..............................      4,925,000       5,206,316
  Republic of Italy,
    6.875%, 09/27/23..............................     15,000,000      14,648,250
  Republic of South Africa,
    9.625%, 12/15/99..............................     21,750,000      23,458,898
  Telekom Malaysia,
    **7.875%, 08/01/25............................      3,000,000       3,294,480
  United Mexican States,
    5.820%, 06/28/01..............................      1,375,000         990,000
    6.970%, 08/12/00..............................      2,300,000       1,840,000
    8.500%, 09/15/02..............................      6,925,000       6,024,750
                                                                   --------------
                                                                      217,403,140
                                                                   --------------
INDUSTRIAL -- 13.3%
  AMR Corp.,
    9.000%, 08/01/12..............................      5,000,000       5,638,850
    9.800%, 10/01/21..............................      5,000,000       5,944,000
  Auburn Hills Trust,
    12.000%, 05/01/20.............................     26,300,000      41,389,888
  Columbia Gas Systems,
    7.620%, 11/28/25..............................      6,500,000       6,616,935
  Columbia/HCA Healthcare Corp.,
    7.050%, 12/01/27..............................     21,200,000      21,339,284
    7.580%, 09/15/25, M.T.N., Tranche #TR00015....     10,000,000      10,723,200
  Comdisco, Inc.,
    7.250%, 04/15/98..............................     10,000,000      10,296,800
  Continental Cablevision, Inc.,
    **8.300%, 05/15/06............................      5,000,000       5,018,750
  Delta Air Lines, Inc.,
    9.250%, 03/15/22..............................      8,709,000      10,287,506
    9.750%, 05/15/21..............................     34,956,000      43,126,266
    9.875%, 01/01/98..............................      6,000,000       6,400,080
  Federated Dept Stores,
    8.125%, 10/15/02..............................     30,600,000      30,753,000
  Fleming Companies, Inc, M.T.N.,
    9.125%, 02/27/98, Tranche #TR00018............      6,000,000       6,259,800
    9.240%, 02/28/00, Tranche #TR00019............      5,000,000       5,367,700
  Fleming Companies, Inc.,
    10.625%, 12/15/01.............................     22,750,000      22,067,500
  Nabisco, Inc.,
    6.850%, 06/15/05..............................     10,000,000      10,156,000
  News America Holdings, Inc.,
    7.750%, 12/01/45..............................     53,000,000      53,685,820
    9.125%, 10/15/99..............................      5,000,000       5,526,900
  Oryx Energy Co.,
    9.300%, 05/01/96..............................      2,350,000       2,372,866
  Oryx Energy Co., M.T.N.,
    6.050%, 02/01/96, Tranche #TR00013............     10,500,000      10,496,850
  PT Alatief Freeport Financial Co.,
    9.750%, 04/15/01..............................      7,600,000       8,518,004

                                      B18

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  RJR Nabisco, Inc.,
    8.750%, 08/15/05..............................  $   3,000,000  $    3,072,930
  Rogers Cablesystems Ltd.,
    10.000%, 03/15/05, Series B...................      2,000,000       2,150,000
  Service Corp. International,
    7.000%, 06/01/15..............................      2,500,000       2,785,575
  TCI Communications, Inc.,
    8.750%, 08/01/15..............................     27,050,000      29,989,524
  Tele-Communications, Inc.,
    7.875%, 08/01/13..............................      5,250,000       5,399,678
    9.250%, 04/15/02..............................      5,000,000       5,680,900
    9.800%, 02/01/12..............................     13,000,000      15,589,210
  Time Warner Entertainment Co., L.P.,
    8.375%, 03/15/23-07/15/33.....................     28,250,000      30,234,433
  Time Warner Entertainment Co., L.P.,
    9.625%, 05/01/02..............................     14,140,000      16,379,352
  Time Warner, Inc.,
    7.750%, 06/15/05..............................     10,000,000      10,410,300
  Transco Energy Co.,
    9.125%, 05/01/98..............................     14,000,000      14,958,440
  United Air Lines, Inc.,
    9.750%, 08/15/21..............................     13,000,000      15,594,410
    10.670%, 05/01/04, Series A...................     21,750,000      26,236,590
    11.210%, 05/01/14, Series B...................      2,500,000       3,309,125
  Viacom, Inc.,
    7.625%, 01/15/16..............................     15,500,000      15,684,063
    7.750%, 06/01/05..............................     40,675,000      43,195,630
  Woolworth Corp,
    7.000%, 06/01/00..............................      2,084,000       2,120,637
                                                                   --------------
                                                                      564,776,796
                                                                   --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.9%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19.........................     11,800,000       2,546,204
  United States Treasury Notes,
    5.875%, 08/15/98-11/15/05, Series Y 1998......     14,200,000      14,445,580
    6.125%, 09/30/00..............................      3,500,000       3,605,000
    6.375%, 08/15/02, Series 2002.................     17,000,000      17,826,030
    6.500%, 05/15/05..............................      1,450,000       1,542,670
                                                                   --------------
                                                                       39,965,484
                                                                   --------------
TOTAL LONG-TERM BONDS
  (Cost $1,083,162,024)..........................................   1,122,810,984
                                                                   --------------

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 11.9%                        AMOUNT          VALUE
                                                    -------------  --------------
BANK-RELATED INSTRUMENTS -- 0.5%
  Abbey National Treasury Services, C.D. PLC,
    5.850%, 01/03/96..............................  $   5,000,000  $    5,000,001
  Abn-Amro Bank North America, C.D.,
    5.770%, 02/01/96..............................      1,000,000         999,969
  Banque Nationale De Paris, C.D.,
    5.780%, 01/17/96..............................      2,000,000       1,999,978
  Barclays Bank PLC, C.D.,
    5.700%, 02/13/96..............................      1,000,000         999,872
  Bayerische Hypotheken, C.D.,
    5.780%, 01/16/96..............................      1,000,000         999,983
    5.800%, 01/16/96..............................      2,000,000       1,999,995
    5.830%, 01/16/96..............................      3,000,000       3,000,023

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  Berliner Handels, C.D.,
    5.830%, 01/16/96..............................  $   2,000,000  $    2,000,008
  National Westminister Bank, C.D. PLC,
    5.810%, 01/12/96..............................      4,000,000       4,000,000
                                                                   --------------
                                                                       20,999,829
                                                                   --------------
COMMERCIAL PAPER -- 1.8%
  American Express Credit Corp.,
    5.590%, 03/15/96..............................      1,000,000         988,665
  American Home Products Corp.,
    5.680%, 03/07/96..............................      2,000,000       1,979,489
  American Honda Finance Corp.,
    5.750%, 02/08/96..............................      1,000,000         994,090
    5.850%, 01/12/96..............................      1,000,000         998,375
    5.900%, 01/29/96..............................      1,000,000         995,575
  Aristar, Inc.,
    5.770%, 02/05/96..............................      1,000,000         994,551
  Asset Securitization Cooperative Corp.,
    5.660%, 02/20/96..............................      3,000,000       2,976,888
  Associates Corp. of North America,
    5.680%, 02/12/96..............................      1,700,000       1,689,003
  Bradford & Bingley Building Society,
    5.680%, 02/06/96..............................      1,000,000         994,478
  Caterpillar Financial Services Corp.,
    5.670%, 02/27/96..............................      1,000,000         991,180
  Chase Manhattan Corp.,
    5.670%, 02/12/96..............................      1,000,000         993,543
  CIT Group Holdings, Inc.,
    5.670%, 02/05/96..............................      4,000,000       3,978,580
    5.780%, 01/25/96..............................      2,019,000       2,011,544
  Cogentrix of Richmond, Inc.,
    5.950%, 01/24/96..............................      1,869,000       1,862,204
  Countrywide Funding Corp.,
    5.870%, 01/22/96..............................      1,000,000         996,739
    6.000%, 01/22/96..............................      1,182,000       1,178,060
  Dean Witter Discover and Company,
    5.700%, 02/14/96..............................      1,000,000         993,192
  Finova Capital Corp.,
    5.970%, 01/25/96-01/26/96.....................      1,640,000       1,633,575
  First Union Corp.,
    5.710%, 02/09/96..............................      2,000,000       1,987,946
  Fleet Mortgage Group, Inc.,
    5.800%, 01/16/96..............................      1,000,000         997,744
  Ford Motor Credit Corp.,
    5.530%, 03/04/96..............................      1,600,000       1,584,762
  General Electric Capital Corp.,
    5.580%, 04/08/96-04/09/96.....................      2,000,000       1,969,775
    5.660%, 02/08/96..............................      4,000,000       3,976,731
  General Motors Acceptance Corp.,
    5.650%, 02/09/96..............................      1,232,000       1,224,652
    5.750%, 02/20/96..............................      1,000,000         992,174
    5.800%, 02/09/96..............................      2,000,000       1,987,756
  Goldman Sachs Group L.P,
    6.050%, 01/11/96-01/12/96.....................      2,000,000       1,996,807
  GTE Corp.,
    5.870%, 01/19/96..............................      1,000,000         997,228
    5.970%, 01/30/96..............................      1,009,000       1,004,315
  Hanson Finance, PLC,
    5.650%, 02/29/96..............................      1,565,000       1,550,754
    5.700%, 01/26/96-02/08/96.....................      3,265,000       3,249,110
  Merrill Lynch & Co. Inc,
    5.760%, 01/31/96..............................      2,000,000       1,990,720

                                      B19

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
  Mitsubishi International Corp.,
    5.780%, 01/31/96..............................  $   1,000,000  $      995,344
  Morgan Stanley Group, Inc.,
    5.750%, 01/25/96..............................      5,000,000       4,981,632
  National Westminister Bank, PLC,
    5.800%, 01/31/96..............................      1,000,000       1,000,000
  Nynex Corp,
    5.820%, 01/10/96-01/16/96.....................      1,847,000       1,843,790
  PNC Funding Corp,
    5.730%, 02/08/96..............................      1,000,000         994,111
  Preferred Receivables Funding Corp.,
    5.650%, 02/06/96..............................      5,000,000       4,972,535
    5.700%, 02/12/96..............................      1,650,000       1,639,289
  Riverwoods Funding Corp,
    5.750%, 02/15/96..............................      1,000,000         992,972
  Sears Roebuck Acceptance Corp.,
    5.720%, 02/26/96..............................      4,000,000       3,965,044
  Special Purpose A/R Cooperative Corp,
    5.750%, 01/24/96..............................      1,000,000         996,486
  Transamerica Finance Group, Inc.,
    5.700%, 02/05/96..............................      1,000,000         994,617
  Whirlpool Corp.,
    5.710%, 03/04/96..............................      1,028,000       1,017,891
                                                                   --------------
                                                                       77,153,916
                                                                   --------------
TERM NOTES -- 1.6%
  Associates Corp. of North America,
    4.500%, 02/15/96..............................      3,200,000       3,191,504
    8.800%, 03/01/96..............................      2,000,000       2,007,278
  Bank One Indianapolis N.A.,
    7.180%, 02/05/96, Tranche #TR00002............      1,000,000       1,000,365
  First Union National Bank of North Carolina,
    5.800%, 01/31/96, Tranche #TR00037............      2,000,000       2,000,000
  Ford Motor Credit Co.,
    5.150%, 03/15/96, Tranche #TR00690............      2,000,000       1,994,761
    %6.082%, 06/17/96, Tranche #TR00826...........      1,000,000       1,001,128
    8.250%, 05/15/96..............................      2,300,000       2,320,274
  General Motors Acceptance Corp.,
    5.300%, 07/12/96, Tranche #TR00760............      1,500,000       1,495,485
    %5.700%, 10/20/97, Tranche #TR00065...........      1,000,000         999,553
  Merrill Lynch & Co., Inc.,
    %5.929%, 09/13/96, Tranche #TR00197...........      4,000,000       3,999,189
  NationsBank of Texas N.A.,
    7.000%, 02/06/96, Tranche #TR00050............      9,000,000       9,000,391
  Salomon, Inc.,
    %6.725%, 02/14/96.............................     25,000,000      25,000,000
  SMM Trust,
    %5.937%, 12/16/96.............................      6,375,000       6,374,423
  USX Corp.,
    6.562%, 02/15/96..............................      7,500,000       7,502,619
                                                                   --------------
                                                                       67,886,970
                                                                   --------------

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
PROMISSORY NOTES -- 0.0%
  Lehman Brothers Holdings, Inc.,
    6.142%, 05/29/96..............................  $   1,000,000  $    1,000,000
                                                                   --------------
REPURCHASE AGREEMENTS -- 7.9%
  Joint Repurchase Agreement Account,
    5.838%, 01/02/96 (See Note 4).................    335,658,000     335,658,000
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  Student Loan Marketing Association,
    %5.400%, 03/20/96.............................      3,455,000       3,454,967
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS.....................................     506,153,682
                                                                   --------------
OTHER ASSETS -- 0.8%
  (net of liabilities)...........................................      32,846,117
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $4,261,204,837
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR                 American Depository Receipt
    C.D.                Certificates of Deposit
    L.P.                Limited Partnership
    M.T.N.              Medium Term Note
    PLC                 Public Limited Company (British Corporation)
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)

**Indicates a restricted security; the aggregate cost of the restricted securities is $72,616,786. The aggregate value, $72,915,086 is approximately 1.7% of net assets. (See Note 2)

+No dividend was paid on this security during the 12 months ending December
 31, 1995.

%Indicates a variable rate security.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      B20

                           HIGH YIELD BOND PORTFOLIO

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 0.1%                                  SHARES          VALUE
                                                    -------------  --------------
BEVERAGES -- 0.0%
  **+Dr. Pepper Bottling Holdings, Inc. (Class
    'B'Stock).....................................          5,807  $       20,325
                                                                   --------------
CONTAINERS -- 0.0%
  +Gaylord Container Corp. (Class 'A' Stock)......          9,301          74,989
                                                                   --------------
FINANCIAL SERVICES -- 0.0%
  **+PM Holdings Corp.............................          1,103               0
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.1%
  **Sam Houston Race Park, Ltd., Equity...........            149         200,000
                                                                   --------------
RETAIL -- 0.0%
  **+Loehmann's Holdings, Inc.....................         19,708          24,635
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $513,891)................................................         319,949
                                                                   --------------


                                                                       MARKET
PREFERRED STOCKS -- 1.2%                               SHARES          VALUE
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS -- 0.5%
  **Riggs National Corp., Series B................         75,000       2,081,250
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.7%
  [Harvard Industries, Inc. (Cum. Ex.)............         47,701       1,267,058
  [PNP Prime Corp. (Cum. Ex.).....................         82,384               0
  [Supermarkets General Holdings Corp. (Ex.)......         45,645       1,141,125
                                                                   --------------
                                                                        2,408,183
                                                                   --------------
RETAIL -- 0.0%
  Color Tile, Inc.................................         10,000          10,000
  **[Grand Union Holdings Corp., Series C
    (Cum.)........................................          9,000               0
                                                                   --------------
                                                                           10,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (Cost $8,319,552)..............................................       4,499,433
                                                                   --------------

                                                                       MARKET
RIGHTS AND WARRANTS -- 0.1%                            SHARES          VALUE
                                                    -------------  --------------
COMMUNICATIONS -- 0.0%
  **++American Telecasting (Warrants).............          6,500               0
  ++Clearnet Communications, Inc. (Warrants)......          6,732               0
  **++Dial Call Communications, Inc. (Warrants)...          1,543              15
  ++Dial Call Communications, Inc. (Warrants).....          2,250              22
                                                                   --------------
                                                                               37
                                                                   --------------
HOUSING RELATED -- 0.0%
  ++Miles Homes, Inc. (Warrants)..................         15,000             150
                                                                   --------------
LEISURE -- 0.0%
  ++Casino America, Inc. (Warrants)...............          6,526              20
  **++Casino Magic Corp. (Warrants)...............         10,500             105
  ++Cellular Communications International Inc.
    (Warrants)....................................          4,375               0
  **++Fitzgeralds Gaming Corp. (Warrant)..........            500           5,000
  **++Louisiana Casino Cruise, Inc. (Warrants)....          4,200               0
  ++President Casinos Inc. (Warrants).............         15,000           7,500
  ++President Casinos, Inc. (Warrants)............         22,075          11,038
  ++Sam Houston Race Park, Ltd. (Warrants)........          4,000          20,000
                                                                   --------------
                                                                           43,663
                                                                   --------------
MACHINERY -- 0.0%
  **++Terex Corp. (Rights)........................          8,000               0
                                                                   --------------

DECEMBER 31, 1995

                                                                       MARKET
RIGHTS AND WARRANTS (CONTINUED)                        SHARES          VALUE
                                                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.1%
  ++CellNet Data System, Inc. (Warrants)..........         17,000  $            0
  ++Foamex - JPS Automotive, L.P. (Warrants)......          2,000          10,000
  ++Gaylord Container (Warrants)..................         11,958          89,685
  **++Pagemart Nationwide, Inc. (Warrants)........         13,125         123,047
                                                                   --------------
                                                                          222,732
                                                                   --------------
TELECOMMUNICATIONS -- 0.0%
  ++IntelCom Group, Inc. (Warrants)...............         20,790         103,950
  **++Pagemart, Inc. (Warrants)...................          9,200          55,200
                                                                   --------------
                                                                          159,150
                                                                   --------------
UTILITY - COMMUNICAITONS -- 0.0%
  **++Intermedia Communications of Florida, Inc.
    (Warrants)....................................          3,000               0
                                                                   --------------
TOTAL RIGHTS AND WARRANTS
  (Cost $61,218).................................................         425,732
                                                                   --------------

                                                         PAR           MARKET
LONG-TERM BONDS -- 93.9%                                VALUE          VALUE
                                                    -------------  --------------
FINANCIAL -- 3.2%
  Empress River Casino Finance Corp.,
    10.750%, 04/01/02.............................  $   4,500,000  $    4,646,250
  Indah Kiat International Finance Co.,
    12.500%, 06/15/06.............................      3,000,000       2,970,000
  *PM Holdings Corp.,
    Zero Coupon, 09/01/05, Series B...............      2,981,000       1,565,025
  PSF Finance, L.P.,
    12.250%, 06/15/04.............................      1,000,000         920,000
  Reliance Group Holdings, Inc.,
    9.750%, 11/15/03..............................      1,500,000       1,545,000
                                                                   --------------
                                                                       11,646,275
                                                                   --------------
FOREIGN -- 0.8%
  *Diamond Cable Communications Co., PLC,
    13.250%, 09/30/04.............................      2,000,000       1,410,000
  *Videotron Holdings, PLC,
    Zero Coupon, 07/01/04.........................      2,175,000       1,517,063
                                                                   --------------
                                                                        2,927,063
                                                                   --------------
INDUSTRIAL -- 89.5%
  *American Standard, Inc.,
    Zero Coupon, 06/01/05.........................      5,000,000       4,287,500
  American Telecasting,
    *Zero Coupon, 06/15/04........................      3,000,000       2,062,500
    **Zero Coupon, 08/15/05.......................      6,500,000       4,103,125
*
  'Anacomp, Inc.,
    15.000%, 11/01/00.............................      3,118,000       2,182,600
  *Apparel Retailers, Inc.,
    Zero Coupon, 08/15/05, Series B...............      4,000,000       2,440,000
  Applied Extrusion Technologies, Inc.,
    11.500%, 04/01/02, Series B...................      1,700,000       1,827,500
  Bally's Park Place Funding, Inc.,
    9.250%, 03/15/04..............................      5,500,000       5,596,250
  Benedek Broadcasting Corp.,
    11.875%, 03/01/05.............................      2,800,000       2,975,000
  Big Flower Press, Inc.,
    10.750%, 08/01/03.............................      1,334,000       1,420,710
  Boyd Gaming Corp., Series B
    10.750%, 09/01/03.............................      5,500,000       5,802,500
  Bruno's Inc.,
    10.500%, 08/01/05.............................      2,000,000       1,980,000
  *Building Materials Corp. of America,
    Zero Coupon, 07/01/04, Series B...............      5,000,000       3,400,000

                                      B21

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  Cablevision Systems Corp.,
    9.250%, 11/01/05..............................  $   3,575,000  $    3,735,875
    9.875%, 02/15/13..............................      1,300,000       1,381,250
    10.750%, 04/01/04.............................      1,000,000       1,055,000
  CAI Wireless Systems Inc.,
    12.250%, 09/15/02.............................      3,000,000       3,225,000
  Casino America, Inc.,
    11.500%, 11/15/01.............................      4,225,000       3,908,125
  *CellNet Data System, Inc.,
    Zero Coupon, 06/15/05.........................      4,250,000       2,550,000
  *Cellular Communications International Inc.,
    Zero Coupon, 08/15/00.........................      4,375,000       2,690,625
  *Cencall Communications Corp.,
    Zero Coupon, 01/15/04.........................      2,625,000       1,483,125
  Centennial Cellular Corp.,
    10.125%, 05/15/05.............................      4,500,000       4,736,250
  Chancellor Broadcasting Co.,
    12.500%, 10/01/04.............................      1,600,000       1,708,000
  Clark R & M Holdings, Inc.,
    Zero Coupon, 02/15/00.........................      1,500,000         995,625
  **Clark USA Inc.,
    10.875%, 12/01/05.............................      1,875,000       1,968,750
  Clean Harbors, Inc.,
    12.500%, 05/15/01.............................        200,000          90,000
  *Clearnet Communications,
    Zero Coupon, 12/15/05.........................      2,040,000       1,065,900
  Comcast Cellular,
    Zero Coupon, 03/05/00, Series B...............      4,000,000       3,080,000
  Comcast Corp.,
    9.125%, 10/15/06..............................      1,500,000       1,563,750
    9.375%, 05/15/05..............................      5,000,000       5,287,500
  *Comcast UK Cable,
    Zero Coupon, 11/15/07.........................      2,500,000       1,462,500
  Continental Cablevision, Inc.,
    **8.300%, 05/15/06............................      1,000,000       1,003,750
    9.500%, 08/01/13..............................      7,000,000       7,525,000
  **+X+Del Monte Corp.,
    12.250%, 09/01/02.............................      2,689,000       2,124,310
  Dial Call Communications, Inc.,
    *Zero Coupon, 04/15/04........................      2,250,000       1,282,500
    **Zero Coupon, 12/15/05, Series B.............      1,000,000         530,000
*
  *Diamond Cable Communications Co., PLC,
    Zero Coupon, 12/15/05.........................      3,500,000       2,056,250
  Dictaphone Corp,
    11.750%, 08/01/05.............................      3,350,000       3,316,500
  Dominick's Finer Foods, Inc.,
    10.875%, 05/01/05.............................      2,250,000       2,390,625
  Exide Corp.,
    *Zero Coupon, 12/15/04........................      2,000,000       1,690,000
    10.000%, 04/15/05.............................      2,750,000       2,983,750
  Fairchild Industries, Inc.,
    12.250%, 02/01/99.............................      2,340,000       2,480,400
  Falcon Drilling Co. Inc.,
    9.750%, 01/15/01, Series B....................      1,500,000       1,541,250
    12.500%, 03/15/05, Series B...................      2,500,000       2,737,500
  +X+Falcon Holdings Group, L.P.,
    11.000%, 09/15/03.............................      3,311,058       3,162,061
  Foamex, L.P.,
    11.250%, 10/01/02.............................      1,500,000       1,500,000
    11.875%, 10/01/04.............................        500,000         490,000
  *Foamex - JPS Automotive, L.P.,
    Zero Coupon, 07/01/04, Series B...............      2,000,000       1,120,000
  *Food 4 Less Inc.,
    Zero Coupon, 07/15/05, Series B...............      1,900,000         902,500
  Fresh Del Monte Produce,
    10.000%, 05/01/03, Series B...................      3,000,000       2,700,000
  G-I Holdings, Inc.,
    Zero Coupon, 10/01/98, Series B...............      4,200,000       3,244,500

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  *Gaylord Container Corp.,
    Zero Coupon, 05/15/05.........................  $   2,615,000  $    2,562,700
    11.500%, 05/15/01.............................        500,000         515,000
  *Geotek Communication Inc.,
    Zero Coupon, 07/15/05, Series B...............      3,000,000       1,425,000
  Grand Casinos Inc.,
    10.125%, 12/01/03.............................      2,800,000       2,936,500
  **GST Telecommunications, Inc.,
*
    Zero Coupon, 12/15/05.........................      4,860,000       2,308,500
  Gulf Canada Resources, Ltd.,
    9.625%, 07/01/05..............................      4,000,000       4,220,000
  Harvard Industries, Inc.,
    11.125%, 08/01/05.............................        750,000         750,000
    12.000%, 07/15/04.............................      1,125,000       1,184,063
  Herff Jones Inc.,
    11.000%, 08/15/05.............................      3,500,000       3,745,000
  **HMC Acquisition Properties,
    9.000%, 12/15/07..............................      5,500,000       5,555,000
  HMH Properties, Inc.,
    9.500%, 05/15/05, Series B....................      3,550,000       3,629,875
  Hollywood Casino Corp.,
    12.750%, 11/01/03.............................      1,500,000       1,361,250
  Horsehead Industries, Inc.,
    14.000%, 06/01/99.............................      2,000,000       2,093,400
  Host Marriott Travel Plaza,
    9.500%, 05/15/05, Series B....................      5,000,000       4,950,000
  Imo Industries, Inc.,
    12.000%, 11/01/01.............................      1,500,000       1,530,000
  *Indspec Chemical Corp.,
    Zero Coupon, 12/01/03, Class B................      2,500,000       2,087,500
  *IntelCom Group (USA), Inc.,
    Zero Coupon, 09/15/05.........................      6,300,000       3,654,000
  Interlake Corp.,
    12.000%, 11/15/01.............................      2,260,000       2,282,600
    12.125%, 03/01/02.............................      1,865,000       1,771,750
  Intermedia Communications of Florida, Inc.,
    13.500%, 06/01/05, Series B...................      3,000,000       3,345,000
  International Cabletel, Inc.,
    *Zero Coupon, 04/15/05, Series A..............      4,350,000       2,751,375
    *Zero Coupon, 10/15/03........................      1,500,000       1,080,000
  Jones Intercable, Inc.,
    10.500%, 03/01/08.............................      2,000,000       2,190,000
    11.500%, 07/15/04.............................      1,250,000       1,387,500
  JPS Automotive Products Corp.,
    11.125%, 06/15/01.............................      2,250,000       2,238,750
  K & F Industries, Inc.,
    11.875%, 12/01/03.............................      1,500,000       1,612,500
    13.750%, 08/01/01.............................        778,000         807,175
  Kaiser Aluminum & Chemical Corp.,
    9.875%, 02/15/02..............................      4,190,000       4,305,225
  Lenfest Communications Inc.,
    8.375%, 11/01/05..............................      3,000,000       3,011,250
  Louisiana Casino Cruises, Inc.,
    11.500%, 12/01/98.............................      1,400,000       1,309,000
  *Marcus Cable Operating Co., L.P.,
    Zero Coupon, 08/01/04.........................      5,750,000       4,326,875
  *Maxxam Group, Inc.,
    Zero Coupon, 08/01/03.........................      2,500,000       1,712,500
  Metrocall Inc.,
    10.375%, 10/01/07.............................      4,500,000       4,770,000
  *MFS Communications Company, Inc.,
    Zero Coupon, 01/15/04.........................      6,500,000       5,248,750
  Miles Homes Services, Inc.,
    12.000%, 04/01/01.............................      1,250,000         925,000
  MobileMedia Corp.,
    9.375%, 11/01/07..............................      3,500,000       3,605,000
  **Mohegan Tribal Gaming,
    13.500%, 11/15/02.............................      2,000,000       2,160,000

                                      B22

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  Motor Wheel Corp.,
    11.500%, 03/01/00, Series B...................  $   2,500,000  $    2,200,000
  NewCity Communications, Inc.,
    11.375%, 11/01/03.............................      2,250,000       2,070,000
  Newflo Corp.,
    13.250%, 11/15/02.............................      1,500,000       1,560,000
  *Nextel Communications, Inc.,
    Zero Coupon, 09/01/03-08/15/04................      3,525,000       2,144,187
  *Pagemart Nationwide, Inc.,
    Zero Coupon, 02/01/05.........................      6,500,000       4,257,500
  *Pagemart, Inc.,
    Zero Coupon, 11/01/03.........................      2,000,000       1,485,000
  Paging Network, Inc.,
    10.125%, 08/01/07.............................      5,250,000       5,683,125
  Pathmark Stores, Inc.,
    11.625%, 06/15/02.............................      2,500,000       2,506,250
  Penn Traffic Co.,
    10.375%, 10/01/04.............................      2,880,000       2,721,600
    10.650%, 11/01/04.............................      3,150,000       3,008,250
  Petroleum Heat & Power Company, Inc.,
    9.375%, 02/01/06..............................      2,000,000       1,920,000
    12.250%, 02/01/05.............................      1,250,000       1,378,125
  Pilgrim's Pride Corp.,
    10.875%, 08/01/03.............................      1,835,000       1,623,975
  *Pricecellular Wireless CRP,
    Zero Coupon, 10/01/03.........................      4,490,000       3,468,525
  Ralph's Grocery Co., Inc.,
    10.450%, 06/15/04.............................      1,450,000       1,471,750
  **Remington Arms Co.,
*
    10.00%, 12/01/03..............................      1,000,000         830,000
  Repap New Brunswick, Inc.,
    9.875%, 07/15/00..............................      2,100,000       2,079,000
  Republic Engineered Steel, Inc.,
    9.875%, 12/15/01..............................      2,000,000       1,800,000
  Revlon Consumer Products Corp.,
    9.375%, 04/01/01..............................      3,000,000       3,037,500
  Revlon Worldwide Corp.,
    Zero Coupon, 03/15/98, Series B...............      3,500,000       2,598,750
  Rogers Cablesystems Ltd.,
    10.000%, 03/15/05-12/01/07, Series B..........      5,250,000       5,646,250
  ++Sam Houston Race Park, Ltd.,
    11.000%, 07/15/99.............................        504,736         200,000
  Sinclair Broadcast Group,
    10.000%, 09/30/05.............................      2,450,000       2,505,125
  Specialty Retailers, Inc., Series B,
    11.000%, 08/15/03.............................      1,500,000       1,365,000
  SPX Corp.,
    11.750%, 06/01/02.............................      2,500,000       2,650,000
  Stone Consolidated Corp.,
    10.250%, 12/15/00.............................      3,500,000       3,745,000
  Stone Container Corp.,
    10.750%, 10/01/02.............................      1,500,000       1,548,750
    12.625%, 07/15/98.............................      1,500,000       1,582,500
  *Talley Industries, Inc.,
    Zero Coupon, 10/15/05.........................      2,500,000       1,843,750
  *Telewest PLC,
    Zero Coupon, 10/01/07.........................      9,025,000       5,448,843
  Tenet Healthcare Corp.,
    8.625%, 12/01/03..............................      2,500,000       2,625,000
    10.125%, 03/01/05.............................      4,500,000       5,006,250
  **Terex Corp.,
    13.750%, 05/15/02.............................      2,000,000       1,750,000
  Terra Industries, Inc.,
    10.500%, 06/15/05, Series B...................      2,500,000       2,756,250
  Trism, Inc.,
    10.750%, 12/15/00.............................      2,150,000       2,117,750
  *Triton Energy Corp.,
    Zero Coupon, 12/15/00.........................      2,000,000       1,885,000

DECEMBER 31, 1995

                                                         PAR           MARKET
LONG-TERM BONDS (CONTINUED)                             VALUE          VALUE
                                                    -------------  --------------
  +X+Trump Taj Mahal Funding, Inc.,
    11.350%, 11/15/99, Series A...................  $   5,120,000  $    4,928,000
  United International Holdings, Inc.,
    Zero Coupon, 11/15/99, Series B...............      1,750,000       1,093,750
  United Stationer Supply,
    12.750%, 05/01/05.............................      3,500,000       3,823,750
  *Videotron Holdings PLC,
    Zero Coupon, 08/15/05.........................      3,200,000       1,984,000
  Waters Corp.,
    12.750%, 09/30/04, Series B...................      1,715,000       1,920,800
  Westpoint Stevens, Inc.,
    9.375%, 12/15/05..............................      1,500,000       1,481,250
  **Winstar Communications, Inc.,
*
    Zero Coupon, 10/15/05.........................      6,825,000       3,605,647
                                                                   --------------
                                                                      329,550,096
                                                                   --------------
UTILITIES -- 0.4%
  *California Energy Co., Inc.,
    Zero Coupon, 01/15/04.........................      1,500,000       1,417,500
                                                                   --------------
TOTAL LONG-TERM BONDS
  (Cost $335,172,296)............................................     345,540,934
                                                                   --------------
                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 2.9%                         AMOUNT          VALUE
                                                    -------------  --------------
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account,
    5.839%, 01/02/96 (see Note 4).................  $  10,502,000      10,502,000
                                                                   --------------
OTHER ASSETS -- 1.8%
  (net of liabilities)...........................................       6,621,339
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  367,909,387
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    L.P.                Limited Partnership
    PLC                 Public Limited Company (British Corporation)

*Denotes deferred interest security that accrues no interest until a predetermined date at which time a specified coupon rate becomes effective.

**Indicates a restricted security; the aggregate cost of the restricted securities is $29,810,655. The aggregate value, $28,448,659 is approximately 7.7% of net assets. (See Note 2)

+No dividend was paid on this security during the 12 months ending December
 31, 1995.

++Non-income producing.

[Payment-in-kind preferred stock--dividend is paid in additional preferred shares in lieu of cash.

+X+Payment-in-kind bonds--interest is paid in additional bonds in lieu of cash.

'Bond is currently in default.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      B23

                             STOCK INDEX PORTFOLIO

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 96.1%                                 SHARES          VALUE
                                                    -------------  --------------
AEROSPACE -- 2.3%
  AlliedSignal, Inc...............................         60,600  $    2,878,500
  Boeing Co.......................................         74,150       5,811,506
  General Dynamics Corp...........................         13,600         804,100
  Lockheed Martin Corp............................         42,849       3,385,071
  Loral Corp......................................         36,800       1,301,800
  McDonnell Douglas Corp..........................         24,100       2,217,200
  Northrop Grumman Corp...........................         10,700         684,800
  Raytheon Co.....................................         52,600       2,485,350
  Rockwell International Corp.....................         46,200       2,442,825
  United Technologies Corp........................         26,700       2,533,163
                                                                   --------------
                                                                       24,544,315
                                                                   --------------
AIRLINES -- 0.3%
  +AMR Corp.......................................         16,800       1,247,400
  Delta Air Lines, Inc............................         11,000         812,625
  Southwest Airlines Co...........................         30,700         713,775
  +USAir Group, Inc...............................         16,100         213,325
                                                                   --------------
                                                                        2,987,125
                                                                   --------------
ALUMINUM -- 0.4%
  Alcan Aluminum, Ltd.............................         49,050       1,526,680
  Aluminum Co. of America.........................         38,500       2,035,688
  Reynolds Metals Co..............................         13,300         753,113
                                                                   --------------
                                                                        4,315,481
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.3%
  Chrysler Corp...................................         82,100       4,546,288
  Cummins Engine Co., Inc.........................          8,300         307,100
  Dana Corp.......................................         21,500         628,875
  Echlin, Inc.....................................         13,000         474,500
  Ford Motor Co...................................        232,000       6,728,000
  General Motors Corp.............................        161,200       8,523,450
  Genuine Parts Co................................         26,650       1,092,650
  Johnson Controls, Inc...........................          8,700         598,125
  +Navistar International Corp....................         14,500         152,250
  Safety Kleen Corp...............................         11,050         172,656
                                                                   --------------
                                                                       23,223,894
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 6.3%
  Banc One Corp...................................         84,822       3,202,030
  Bank of Boston Corp.............................         24,200       1,119,250
  Bank of New York Company, Inc...................         43,000       2,096,250
  BankAmerica Corp................................         79,948       5,176,632
  Bankers Trust NY Corp...........................         16,500       1,097,250
  Barnett Banks, Inc..............................         20,900       1,233,100
  Boatmen's Bancshares, Inc.......................         28,800       1,177,200
  Chase Manhattan Corp............................         38,705       2,346,491
  Chemical Banking Corp...........................         53,682       3,153,817
  Citicorp........................................         91,100       6,126,475
  Comerica, Inc...................................         24,400         979,050
  CoreStates Financial Corp.......................         30,200       1,143,825
  First Bank System, Inc..........................         28,900       1,434,162
  First Chicago NBD Corp..........................         68,115       2,690,543
  First Fidelity Bancorp..........................         17,500       1,319,063
  First Interstate Bancorp........................         16,300       2,224,950
  First Union Corp................................         36,700       2,041,438
  Fleet Financial Group, Inc......................         55,100       2,245,325
  Golden West Financial Corp......................         12,200         674,050
  Great Western Financial Corp....................         29,800         759,900
  H.F. Ahmanson & Co..............................         25,000         662,500
  J.P. Morgan & Co., Inc..........................         40,250       3,230,063
  KeyCorp.........................................         51,000       1,848,750
  Mellon Bank Corp................................         31,350       1,685,063
  NationsBank Corp................................         58,139       4,047,928
  Norwest Corp....................................         75,100       2,478,300

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  PNC Bank Corp...................................         50,100  $    1,615,725
  Suntrust Banks, Inc.............................         24,400       1,671,400
  U.S. Bancorp....................................         32,600       1,096,175
  Wachovia Corp...................................         36,400       1,665,300
  Wells Fargo & Co................................         10,400       2,246,400
                                                                   --------------
                                                                       64,488,405
                                                                   --------------
BEVERAGES -- 3.6%
  Adolph Coors Co. (Class 'B' Stock)..............          9,500         210,187
  Anheuser-Busch Companies, Inc...................         55,000       3,678,125
  Brown-Forman Corp. (Class 'B' Stock)............         15,300         558,450
  Coca-Cola Co....................................        270,500      20,084,625
  PepsiCo, Inc....................................        170,000       9,498,750
  Seagram Co., Ltd................................         79,900       2,766,538
                                                                   --------------
                                                                       36,796,675
                                                                   --------------
CHEMICALS -- 2.4%
  Air Products & Chemicals, Inc...................         23,900       1,260,725
  Dow Chemical Co.................................         57,600       4,053,600
  E.I. du Pont de Nemours & Co....................        119,900       8,378,012
  Eastman Chemical Co.............................         17,100       1,070,887
  +FMC Corp.......................................          8,000         541,000
  Hercules, Inc...................................         24,100       1,358,638
  Mallinckrodt Group, Inc.........................         17,300         629,288
  Monsanto Co.....................................         24,900       3,050,250
  Nalco Chemical Co...............................         13,900         418,738
  Rohm & Haas Co..................................         14,600         939,875
  Sigma-Aldrich Corp..............................         10,600         524,700
  Union Carbide Corp..............................         29,900       1,121,250
  W.R. Grace & Co.................................         20,400       1,206,150
                                                                   --------------
                                                                       24,553,113
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.4%
  Engelhard Corp..................................         31,375         682,406
  Great Lakes Chemical Corp.......................         13,700         986,400
  Morton International, Inc.......................         32,000       1,148,000
  Praxair, Inc....................................         29,000         975,125
  Raychem Corp....................................          9,500         540,313
                                                                   --------------
                                                                        4,332,244
                                                                   --------------
COMMERCIAL SERVICES -- 0.5%
  +CUC International, Inc.........................         38,350       1,308,694
  Deluxe Corp.....................................         17,800         516,200
  Dun & Bradstreet Corp...........................         36,160       2,341,360
  John H. Harland Co..............................          5,900         123,162
  Moore Corp., Ltd................................         22,800         424,650
  Ogden Corp......................................         11,000         235,125
                                                                   --------------
                                                                        4,949,191
                                                                   --------------
COMPUTER SERVICES -- 3.8%
  3Com Corp.......................................         24,000       1,119,000
  +Amdahl Corp....................................         23,300         198,050
  Autodesk, Inc...................................          9,700         332,225
  Automatic Data Processing, Inc..................         31,200       2,316,600
  +Cabletron Systems, Inc.........................         15,300       1,239,300
  +Ceridian Corp..................................         14,200         585,750
  +Cisco Systems, Inc.............................         58,800       4,387,950
  +COMPAQ Computer Corp...........................         57,100       2,740,800
  Computer Associates International, Inc..........         52,475       2,984,516
  +Computer Sciences Corp.........................         11,900         835,975
  First Data Corp.................................         48,000       3,210,000
  +Intergraph Corp................................         11,300         177,975
  +Microsoft Corp.................................        128,300      11,258,325
  +Novell, Inc....................................         81,400       1,159,950

                                      B24

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  +Oracle Corp....................................         94,050  $    3,985,369
  +Silicon Graphics, Inc..........................         35,700         981,750
  +Sun Microsystems, Inc..........................         41,000       1,870,625
  +Tandem Computers, Inc..........................         24,900         264,562
                                                                   --------------
                                                                       39,648,722
                                                                   --------------
CONSTRUCTION -- 0.2%
  Fluor Corp......................................         18,400       1,214,400
  Foster Wheeler Corp.............................          9,000         382,500
  Kaufman & Broad Home Corp.......................          6,366          94,694
  Pulte Corp......................................          5,900         198,388
                                                                   --------------
                                                                        1,889,982
                                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp.......................................          6,300         173,250
  Bemis Co., Inc..................................         11,400         292,125
  +Crown Cork & Seal Co., Inc.....................         20,200         843,350
                                                                   --------------
                                                                        1,308,725
                                                                   --------------
COSMETICS & SOAPS -- 2.2%
  Alberto Culver Co. (Class 'B' Stock)............          5,700         195,937
  Avon Products, Inc..............................         14,400       1,085,400
  Clorox Co.......................................         11,400         816,525
  Colgate Palmolive Co............................         31,300       2,198,825
  Gillette Co.....................................         96,100       5,009,213
  International Flavors & Fragrances, Inc.........         23,900       1,147,200
  Procter & Gamble Co.............................        147,852      12,271,716
                                                                   --------------
                                                                       22,724,816
                                                                   --------------
DIVERSIFIED GAS -- 0.2%
  Ashland, Inc....................................         13,400         470,675
  Coastal Corp....................................         22,400         834,400
  Eastern Enterprises.............................          4,100         144,525
  ENSERCH Corp....................................         14,400         234,000
  NICOR, Inc......................................         10,300         283,250
  ONEOK, Inc......................................          6,400         146,400
                                                                   --------------
                                                                        2,113,250
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 1.9%
  Alco Standard Corp..............................         23,776       1,084,780
  Avery Dennison Corp.............................         11,500         576,438
  Honeywell, Inc..................................         27,700       1,346,912
  International Business Machines Corp............        122,800      11,266,900
  Pitney Bowes, Inc...............................         32,500       1,527,500
  +Unisys Corp....................................         36,100         203,063
  Xerox Corp......................................         23,182       3,175,934
                                                                   --------------
                                                                       19,181,527
                                                                   --------------
DRUGS AND HOSPITAL SUPPLIES -- 9.1%
  Abbott Laboratories.............................        170,600       7,122,550
  Allergan, Inc...................................         13,500         438,750
  +ALZA Corp......................................         17,000         420,750
  American Home Products Corp.....................         67,700       6,566,900
  +Amgen, Inc.....................................         58,800       3,491,250
  Bausch & Lomb, Inc..............................         12,300         487,387
  Baxter International, Inc.......................         60,300       2,525,062
  Becton, Dickinson & Co..........................         14,000       1,050,000
  +Biomet, Inc....................................         26,100         466,537
  +Boston Scientific Corp.........................         35,400       1,734,600
  Bristol-Myers Squibb Co.........................        109,440       9,398,160
  C.R. Bard, Inc..................................         12,800         412,800
  Eli Lilly & Co..................................        118,800       6,682,500
  Johnson & Johnson...............................        139,700      11,961,813
  Medtronic, Inc..................................         49,600       2,771,400
  Merck & Co., Inc................................        266,550      17,525,663

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Pfizer, Inc.....................................        137,000  $    8,631,000
  +Pharmacia & Upjohn, Inc........................        108,525       4,205,344
  Schering-Plough Corp............................         80,000       4,380,000
  St. Jude Medical, Inc...........................         15,000         645,000
  United States Surgical Corp.....................         12,200         260,775
  Warner-Lambert Co...............................         28,900       2,806,913
                                                                   --------------
                                                                       93,985,154
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.3%
  +Applied Materials, Inc.........................         38,300       1,508,063
  W.W. Grainger, Inc..............................         10,500         695,625
  Westinghouse Electric Corp......................         84,100       1,387,650
                                                                   --------------
                                                                        3,591,338
                                                                   --------------
ELECTRONICS -- 4.2%
  +Advanced Micro Devices, Inc....................         21,800         359,700
  AMP, Inc........................................         47,344       1,816,826
  Apple Computer, Inc.............................         26,000         828,750
  +Cray Research, Inc.............................          4,700         116,325
  +Data General Corp..............................          9,000         123,750
  +Digital Equipment Corp.........................         32,300       2,071,238
  EG&G, Inc.......................................         11,800         286,150
  Emerson Electric Co.............................         48,600       3,973,050
  Harris Corp.....................................          8,100         442,462
  Hewlett-Packard Co..............................        110,300       9,237,625
  Intel Corp......................................        179,200      10,169,600
  +LSI Logic Corp.................................         27,000         884,250
  Micron Technology, Inc..........................         44,400       1,759,350
  Motorola, Inc...................................        127,000       7,239,000
  +National Semiconductor Corp....................         27,500         611,875
  Perkin-Elmer Corp...............................          9,300         351,075
  Tandy Corp......................................         14,965         621,048
  Tektronix, Inc..................................          7,200         353,700
  Texas Instruments, Inc..........................         40,400       2,090,700
  Thomas & Betts Corp.............................          4,000         295,000
                                                                   --------------
                                                                       43,631,474
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Laidlaw, Inc. (Class 'B' Stock).................         61,800         633,450
                                                                   --------------
FINANCIAL SERVICES -- 2.7%
  American Express Co.............................        104,000       4,303,000
  Beneficial Corp.................................         11,300         526,862
  Dean Witter Discover and Company................         36,345       1,708,215
  Federal Home Loan Mortgage Corp.................         39,250       3,277,375
  Federal National Mortgage Association...........         58,900       7,310,962
  H & R Block, Inc................................         22,600         915,300
  Household International , Inc...................         21,300       1,259,362
  MBNA Corp.......................................         32,300       1,191,063
  Merrill Lynch & Co., Inc........................         38,100       1,943,100
  Morgan Stanley Group, Inc.......................         16,500       1,330,313
  National City Corp..............................         32,400       1,073,250
  Republic New York Corp..........................         12,300         764,138
  Salomon, Inc....................................         22,800         809,400
  Transamerica Corp...............................         14,800       1,078,550
                                                                   --------------
                                                                       27,490,890
                                                                   --------------
FOODS -- 4.4%
  Archer-Daniels-Midland Co.......................        115,722       2,082,996
  Campbell Soup Co................................         53,500       3,210,000
  ConAgra, Inc....................................         51,900       2,140,875
  CPC International, Inc..........................         31,400       2,154,825
  Fleming Companies, Inc..........................          7,400         152,625
  General Mills, Inc..............................         34,000       1,963,500
  Giant Food, Inc. (Class 'A' Stock)..............         12,200         384,300
  H.J. Heinz & Co.................................         78,650       2,605,281

                                      B25

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Hershey Foods Corp..............................         17,600  $    1,144,000
  Kellogg Co......................................         47,100       3,638,475
  Philip Morris Companies, Inc....................        181,200      16,398,600
  Pioneer Hi-Bred International, Inc..............         18,300       1,017,937
  Quaker Oats Co..................................         28,400         979,800
  Ralston-Ralston Purina Group....................         22,940       1,430,883
  Sara Lee Corp...................................        104,000       3,315,000
  Sysco Corp......................................         38,900       1,264,250
  W. M. Wrigley, Jr. Co...........................         24,900       1,307,250
                                                                   --------------
                                                                       45,190,597
                                                                   --------------
FOREST PRODUCTS -- 1.6%
  Boise Cascade Corp..............................          9,886         342,302
  Champion International Corp.....................         21,100         886,200
  Federal Paper Board Co., Inc....................         10,400         539,500
  Georgia-Pacific Corp............................         19,300       1,324,462
  International Paper Co..........................         54,600       2,067,975
  James River Corp. of Virginia...................         18,500         446,313
  Kimberly-Clark Corp.............................         60,194       4,981,054
  Louisiana-Pacific Corp..........................         24,200         586,850
  Mead Corp.......................................         11,700         611,325
  Potlatch Corp...................................          5,800         232,000
  Stone Container Corp............................         21,566         310,011
  Temple Inland, Inc..............................         12,100         533,913
  Union Camp Corp.................................         15,200         723,900
  Westvaco Corp...................................         21,300         591,075
  Weyerhaeuser Co.................................         43,700       1,890,025
  Willamette Industries, Inc......................         12,000         675,000
                                                                   --------------
                                                                       16,741,905
                                                                   --------------
GAS PIPELINES -- 0.6%
  +Columbia Gas System, Inc.......................         10,700         469,462
  Consolidated Natural Gas Co.....................         19,900         902,962
  Enron Corp......................................         54,000       2,058,750
  NorAm Energy Corp...............................         29,700         263,588
  Panhandle Eastern Corp..........................         33,190         925,171
  Peoples Energy Corp.............................          7,900         250,825
  Williams Companies, Inc.........................         22,100         969,638
                                                                   --------------
                                                                        5,840,396
                                                                   --------------
HOSPITAL MANAGEMENT -- 0.8%
  +Beverly Enterprises, Inc.......................         20,200         214,625
  Columbia/HCA Healthcare Corp....................         95,632       4,853,324
  Community Psychiatric Centers...................          7,900          96,775
  +Humana, Inc....................................         34,400         941,700
  Manor Care, Inc.................................         13,050         456,750
  Service Corp. International.....................         22,900       1,007,600
  Shared Medical Systems Corp.....................          4,700         255,563
  +Tenet Healthcare Corp..........................         43,500         902,625
                                                                   --------------
                                                                        8,728,962
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc.................          7,800         483,600
  Centex Corp.....................................          6,000         208,500
  Fleetwood Enterprises, Inc......................          9,600         247,200
  Lowe's Companies, Inc...........................         34,900       1,169,150
  Masco Corp......................................         34,300       1,076,163
  Maytag Corp.....................................         23,000         465,750
  +Owens-Corning Fiberglas Corp...................         11,800         529,525
  Stanley Works...................................          9,500         489,250
  Whirlpool Corp..................................         16,400         873,300
                                                                   --------------
                                                                        5,542,438
                                                                   --------------
INSURANCE -- 4.0%
  Aetna Life & Casualty Co........................         24,500       1,696,625
  Alexander & Alexander Services, Inc.............          9,400         178,600

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Allstate Corp...................................         96,594  $    3,972,428
  American General Corp...........................         44,000       1,534,500
  American International Group, Inc...............        102,437       9,475,422
  Chubb Corp......................................         19,000       1,838,250
  CIGNA Corp......................................         16,300       1,682,975
  General Re Corp.................................         17,650       2,735,750
  +ITT Hartford Group, Inc........................         25,000       1,209,375
  Jefferson-Pilot Corp............................         15,375         714,938
  Lincoln National Corp...........................         22,700       1,220,125
  Marsh & McLennan Companies, Inc.................         15,600       1,384,500
  Providian Corp..................................         20,500         835,375
  SAFECO Corp.....................................         26,800         924,600
  St. Paul Companies, Inc.........................         18,300       1,017,938
  Torchmark Corp..................................         16,000         724,000
  Travelers Group, Inc............................         68,731       4,321,461
  U.S. Healthcare, Inc............................         32,600       1,515,900
  United Healthcare Corp..........................         37,700       2,469,350
  UNUM Corp.......................................         15,300         841,500
  USF&G Corp......................................         23,800         401,625
  USLIFE Corp.....................................          6,900         206,138
                                                                   --------------
                                                                       40,901,375
                                                                   --------------
LEISURE -- 1.0%
  +Bally Entertainment Corporation................         10,200         142,800
  Brunswick Corp..................................         20,300         487,200
  Handleman Co....................................          5,850          33,638
  +Harrah's Entertainment, Inc....................         22,450         544,412
  Hasbro, Inc.....................................         18,900         585,900
  +King World Productions, Inc....................          7,550         293,506
  Mattel, Inc.....................................         47,445       1,458,934
  Outboard Marine Corp............................          3,900          79,463
  Walt Disney Co..................................        113,200       6,678,800
                                                                   --------------
                                                                       10,304,653
                                                                   --------------
LODGING -- 0.4%
  Hilton Hotels Corp..............................         10,600         651,900
  Loews Corp......................................         25,200       1,975,050
  Marriott International, Inc.....................         26,900       1,028,925
                                                                   --------------
                                                                        3,655,875
                                                                   --------------
MACHINERY -- 1.0%
  Briggs & Stratton Corp..........................          6,300         273,262
  Caterpillar, Inc................................         42,200       2,479,250
  Cincinnati Milacron, Inc........................          6,900         181,125
  Cooper Industries, Inc..........................         23,000         845,250
  Deere & Co......................................         56,300       1,984,575
  Dover Corp......................................         24,600         907,125
  Eaton Corp......................................         18,200         975,975
  Giddings & Lewis, Inc...........................          6,900         113,850
  Harnischfeger Industries, Inc...................          9,500         315,875
  Ingersoll-Rand Co...............................         22,900         804,363
  PACCAR, Inc.....................................          8,630         363,539
  Parker-Hannifin Corp............................         16,150         553,138
  Snap-On, Inc....................................          9,000         407,250
  Timken Co.......................................          6,400         244,800
  +Varity Corp....................................          8,810         327,071
                                                                   --------------
                                                                       10,776,448
                                                                   --------------
MEDIA -- 2.5%
  Capital Cities/ABC, Inc.........................         33,100       4,083,713
  Comcast Corp. (Special Class 'A' Stock).........         50,500         918,469
  Dow Jones & Co., Inc............................         21,500         857,313
  Gannett Co., Inc................................         30,000       1,841,250
  Interpublic Group of Companies, Inc.............         17,400         754,725
  Knight-Ridder, Inc..............................         10,500         656,250

                                      B26

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  McGraw-Hill, Corporation, Inc...................         10,900  $      949,663
  Meredith Corp...................................          5,800         242,875
  New York Times Co. (Class 'A' Stock)............         21,300         631,013
  R. R. Donnelley & Sons Co.......................         32,800       1,291,500
  +Tele-Communications, Inc. (Series 'A' Stock)...        142,500       2,832,187
  Time Warner, Inc................................         82,840       3,137,565
  Times Mirror Co. (Class 'A' Stock)..............         24,000         813,000
  Tribune Co......................................         13,700         837,412
  +US West Media Group............................        101,700       1,932,300
  +Viacom, Inc. (Class 'B' Stock).................         78,867       3,736,323
                                                                   --------------
                                                                       25,515,558
                                                                   --------------
MINERAL RESOURCES -- 1.0%
  ASARCO, Inc.....................................          8,700         278,400
  Barrick Gold Corporation........................         75,400       1,988,675
  Burlington Resources, Inc.......................         27,700       1,087,225
  Cyprus Amax Minerals Co.........................         20,800         543,400
  Echo Bay Mines, Ltd.............................         26,400         273,900
  Freeport-McMoRan Copper & Gold, Inc. (Class 'B'
    Stock)........................................         42,800       1,203,750
  Homestake Mining Co.............................         28,800         450,000
  Inco, Ltd.......................................         26,000         864,500
  Newmont Mining Corp.............................         20,200         914,050
  Phelps Dodge Corp...............................         15,200         946,200
  Pittston Services Group.........................          8,600         269,825
  Placer Dome, Inc................................         50,900       1,227,962
  Sante Fe Pacific Gold Corp......................         34,916         423,357
                                                                   --------------
                                                                       10,471,244
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 4.1%
  Browning-Ferris Industries, Inc.................         46,200       1,362,900
  Crane Co........................................          6,600         243,375
  Ecolab, Inc.....................................         13,400         402,000
  General Electric Co.............................        361,500      26,028,000
  General Signal Corp.............................         10,662         345,181
  Illinois Tool Works, Inc........................         25,100       1,480,900
  ITT Corp........................................         25,000       1,325,000
  ITT Industries, Inc.............................         25,000         600,000
  Millipore Corp..................................         11,000         452,375
  NACCO Industries, Inc. (Class 'A' Stock)........          1,600          88,800
  Pall Corp.......................................         25,100         674,563
  PPG Industries Inc..............................         43,200       1,976,400
  Teledyne, Inc...................................         11,800         302,375
  Textron, Inc....................................         18,100       1,221,750
  Trinova Corp....................................          5,600         160,300
  TRW, Inc........................................         14,300       1,108,250
  Tyco International, Ltd.........................         33,300       1,186,313
  WMX Technologies, Inc...........................        104,100       3,109,988
                                                                   --------------
                                                                       42,068,470
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 2.1%
  American Greetings Corp. (Class 'A' Stock)......         16,300         450,288
  Black & Decker Corp.............................         18,800         662,700
  Corning, Inc....................................         49,700       1,590,400
  Dial Corp.......................................         20,900         619,163
  Eastman Kodak Co................................         74,100       4,964,700
  Jostens, Inc....................................          9,900         240,075
  Minnesota Mining & Manufacturing Co.............         90,500       5,995,625
  Polaroid Corp...................................          9,500         450,062
  Premark International, Inc......................         14,000         708,750
  Rubbermaid, Inc.................................         33,300         849,150

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Unilever N.V., ADR..............................         34,500  $    4,855,875
  Whitman Corp....................................         21,700         504,525
                                                                   --------------
                                                                       21,891,313
                                                                   --------------
PETROLEUM -- 8.0%
  Amerada Hess Corp...............................         19,900       1,054,700
  Amoco Corp......................................        107,130       7,699,969
  Atlantic Richfield Co...........................         34,485       3,819,213
  Chevron Corp....................................        141,500       7,428,750
  Exxon Corp......................................        267,900      21,465,487
  Kerr-McGee Corp.................................         11,400         723,900
  Louisiana Land & Exploration Co.................          7,600         325,850
  Mobil Corp......................................         85,400       9,564,800
  Occidental Petroleum Corp.......................         68,400       1,462,050
  Pennzoil Co.....................................         10,000         422,500
  Phillips Petroleum Co...........................         56,800       1,938,300
  Royal Dutch Petroleum Co........................        115,600      16,314,050
  +Santa Fe Energy Resources, Inc.................         17,970         172,961
  Sun Co., Inc....................................         19,000         520,125
  Tenneco, Inc....................................         39,100       1,940,338
  Texaco, Inc.....................................         56,700       4,450,950
  Unocal Corp.....................................         53,300       1,552,363
  USX-Marathon Group..............................         63,700       1,242,150
                                                                   --------------
                                                                       82,098,456
                                                                   --------------
PETROLEUM SERVICES -- 0.8%
  Baker Hughes, Inc...............................         30,200         736,125
  Dresser Industries, Inc.........................         40,400         984,750
  Halliburton Co..................................         24,800       1,255,500
  Helmerich & Payne, Inc..........................          5,100         151,725
  McDermott International, Inc....................         10,900         239,800
  +Oryx Energy Co.................................         21,500         287,563
  +Rowan Companies, Inc...........................         15,200         150,100
  Schlumberger, Ltd...............................         52,200       3,614,850
  Sonat, Inc......................................         18,400         655,500
  +Western Atlas, Inc.............................         11,300         570,650
                                                                   --------------
                                                                        8,646,563
                                                                   --------------
RAILROADS -- 1.0%
  Burlington Northern Sante Fe, Inc...............         31,642       2,468,076
  Conrail Inc.....................................         17,000       1,190,000
  CSX Corp........................................         45,112       2,058,235
  Norfolk Southern Corp...........................         27,900       2,214,563
  Union Pacific Corp..............................         43,800       2,890,800
                                                                   --------------
                                                                       10,821,674
                                                                   --------------
RESTAURANTS -- 0.8%
  Darden Restaurants, Inc.........................         35,000         415,625
  Luby's Cafeterias, Inc..........................          4,550         101,238
  McDonald's Corp.................................        149,200       6,732,650
  +Ryan's Family Steak Houses, Inc................          8,500          59,500
  +Shoney's, Inc..................................          7,900          80,975
  Wendy's International, Inc......................         21,900         465,375
                                                                   --------------
                                                                        7,855,363
                                                                   --------------
RETAIL -- 4.8%
  Albertson's, Inc................................         54,600       1,794,975
  American Stores Co..............................         31,900         853,325
  Brown Group, Inc................................          3,000          42,750
  Charming Shoppes, Inc...........................         18,300          52,613
  Circuit City Stores, Inc........................         21,500         593,938
  Dayton-Hudson Corp..............................         15,214       1,141,050
  Dillard Department Stores, Inc. (Class 'A'
    Stock)........................................         24,850         708,225
  +Federated Department Stores, Inc...............         43,500       1,196,250
  Great Atlantic & Pacific Tea Co., Inc...........          9,100         209,300

                                      B27

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Harcourt General, Inc...........................         15,406  $      645,126
  Home Depot, Inc.................................        103,949       4,976,558
  J.C. Penney Co., Inc............................         49,000       2,333,625
  K mart Corp.....................................         95,000         688,750
  +Kroger Co......................................         26,600         997,500
  Liz Claiborne, Inc..............................         15,600         432,900
  Longs Drug Stores, Inc..........................          4,600         220,225
  May Department Stores Co........................         53,200       2,247,700
  Melville Corp...................................         22,400         688,800
  Mercantile Stores Co., Inc......................          8,000         370,000
  Newell Co.......................................         34,800         900,450
  Nike, Inc. (Class 'B' Stock)....................         30,600       2,130,525
  Nordstrom, Inc..................................         17,200         696,600
  Pep Boys-Manny, Moe & Jack......................         13,200         338,250
  +Price/Costco, Inc..............................         42,566         649,131
  Reebok International, Ltd.......................         16,700         471,775
  Rite Aid Corp...................................         18,500         633,625
  Sears, Roebuck & Co.............................         84,100       3,279,900
  Sherwin-Williams Co.............................         18,300         745,725
  Stride Rite Corp................................          9,400          70,500
  Supervalu, Inc..................................         15,100         475,650
  The Gap, Inc....................................         30,500       1,281,000
  The Limited, Inc................................         76,600       1,330,925
  TJX Companies, Inc..............................         14,300         269,913
  +Toys 'R' Us, Inc...............................         59,750       1,299,563
  Wal-Mart Stores, Inc............................        495,300      11,082,337
  Walgreen Co.....................................         53,700       1,604,287
  Winn Dixie Stores, Inc..........................         32,600       1,202,125
  Woolworth Corp..................................         29,200         379,600
                                                                   --------------
                                                                       49,035,491
                                                                   --------------
RUBBER -- 0.2%
  B.F. Goodrich Co................................          5,400         367,875
  Cooper Tire & Rubber Co.........................         17,400         428,475
  Goodyear Tire & Rubber Co.......................         33,100       1,501,913
                                                                   --------------
                                                                        2,298,263
                                                                   --------------
STEEL -- 0.3%
  +Armco, Inc.....................................         26,700         156,862
  +Bethlehem Steel Corp...........................         23,600         330,400
  Inland Steel Industries, Inc....................         10,100         253,763
  Nucor Corp......................................         19,300       1,102,512
  USX-U.S. Steel Group............................         17,740         545,505
  Worthington Industries, Inc.....................         19,100         397,519
                                                                   --------------
                                                                        2,786,561
                                                                   --------------
TELECOMMUNICATIONS -- 5.1%
  +Airtouch Communications, Inc...................        106,800       3,017,100
  Alltel Corp.....................................         41,600       1,227,200
  Ameritech Corp..................................        119,100       7,026,900
  +Andrew Corp....................................          8,050         307,913
  AT&T Corp.......................................        343,373      22,233,401
  +DSC Communications Corp........................         25,000         921,875
  MCI Communications Corp.........................        148,200       3,871,725
  Northern Telecom, Ltd...........................         55,300       2,377,900
  SBC Communications, Inc.........................        131,600       7,567,000
  Scientific-Atlanta, Inc.........................         16,500         247,500
  Sprint Corp.....................................         74,800       2,982,650
  +Tellabs, Inc...................................         18,500         684,500
                                                                   --------------
                                                                       52,465,664
                                                                   --------------
TEXTILES -- 0.2%
  +Fruit of the Loom, Inc. (Class 'A' Stock)......         18,000         438,750
  National Service Industries, Inc................         11,000         356,125
  Russell Corp....................................          8,400         233,100

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Springs Industries, Inc.........................          4,200  $      173,775
  V.F. Corp.......................................         13,918         734,175
                                                                   --------------
                                                                        1,935,925
                                                                   --------------
TOBACCO -- 0.3%
  American Brands, Inc............................         40,000       1,785,000
  UST, Inc........................................         41,600       1,388,400
                                                                   --------------
                                                                        3,173,400
                                                                   --------------
TRUCKING/SHIPPING -- 0.2%
  Consolidated Freightways, Inc...................          9,200         243,800
  +Federal Express Corp...........................         12,000         886,500
  Roadway Services, Inc...........................          8,400         410,550
  Ryder System, Inc...............................         17,900         443,025
  Yellow Corp.....................................          6,000          74,250
                                                                   --------------
                                                                        2,058,125
                                                                   --------------
UTILITY - COMMUNICATIONS -- 3.5%
  Bell Atlantic Corp..............................         94,400       6,313,000
  BellSouth Corp..................................        214,000       9,309,000
  GTE Corp........................................        208,920       9,192,480
  NYNEX Corp......................................         92,100       4,973,400
  Pacific Telesis Group...........................         92,600       3,113,675
  U S West Communications, Inc....................        101,900       3,642,925
                                                                   --------------
                                                                       36,544,480
                                                                   --------------
UTILITY - ELECTRIC -- 3.6%
  American Electric Power Co., Inc................         39,700       1,607,850
  Baltimore Gas & Electric Co.....................         32,450         924,825
  Carolina Power & Light Co.......................         33,100       1,141,950
  Central & South West Corp.......................         41,000       1,142,875
  CINergy Corp....................................         33,739       1,033,257
  Consolidated Edison Co. of NY, Inc..............         50,200       1,606,400
  Detroit Edison Co...............................         31,000       1,069,500
  Dominion Resources, Inc.........................         37,150       1,532,438
  Duke Power Co...................................         44,000       2,084,500
  Entergy Corp....................................         48,500       1,418,625
  FPL Group, Inc..................................         40,000       1,855,000
  General Public Utilities Corp...................         26,200         890,800
  Houston Industries, Inc.........................         56,200       1,362,850
  Niagara Mohawk Power Corp.......................         31,700         305,113
  Northern States Power Co........................         14,600         717,225
  Ohio Edison Co..................................         33,700         791,950
  P P & L Resources, Inc..........................         33,700         842,500
  Pacific Enterprises.............................         19,100         539,575
  Pacific Gas & Electric Co.......................         90,900       2,579,287
  PacifiCorp......................................         62,700       1,332,375
  PECO Energy Co..................................         48,500       1,461,062
  Public Service Enterprise Group, Inc............         53,000       1,623,125
  SCEcorp.........................................         95,100       1,688,025
  Southern Co.....................................        143,800       3,541,075
  Texas Utilities Co..............................         48,629       1,999,868
  Unicom Corp.....................................         46,900       1,535,975
  Union Electric Company..........................         21,800         910,150
                                                                   --------------
                                                                       37,538,175
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $683,558,889)............................................     991,277,137
                                                                   --------------

                                                                       MARKET
PREFERRED STOCKS -- 0.0%                               SHARES          VALUE
                                                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY
  Teledyne, Inc. (Cum.), Series E.................            442           6,354
                                                                   --------------
  (Cost $6,630)

                                      B28

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 4.2%                         AMOUNT          VALUE
                                                    -------------  --------------
REPURCHASE AGREEMENTS -- 4.1%
  Joint Repurchase Agreement Account,
    5.838%, 01/02/96 (see Note 4).................  $  41,878,000  $   41,878,000
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  US Treasury Bills,
    5.255%, 03/14/96..............................      1,300,000       1,286,336
    5.280%, 03/14/96..............................        100,000          98,944
                                                                   --------------
                                                                        1,385,280
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS.....................................      43,263,280
                                                                   --------------
##
VARIATION MARGIN ON OPEN FUTURES CONTRACTS -- 0.0%...............
                                                                           42,000
                                                                   --------------
LIABILITIES -- (0.3%)
  (net of other assets)..........................................      (3,310,703)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $1,031,278,068
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR                 American Depository Receipt

+No dividend was paid on this security during the 12 months ending December
 31, 1995.

##Open futures contracts as of December 31, 1995 are as follows:

     PAR VALUE
COVERED BY CONTRACT               TYPE              EXPIRATION DATE  VALUE OF CONTRACTS
                      S&P 500 Index Futures
                      (120 contracts)
    $37,454,650                                         Mar 96          $37,107,000

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      B29

                         HIGH DIVIDEND STOCK PORTFOLIO

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 78.7%                                 SHARES          VALUE
                                                    -------------  --------------
AEROSPACE -- 4.0%
  Northrop Grumman Corp...........................        388,600  $   24,870,400
  Thiokol Corp....................................        606,100      20,531,638
                                                                   --------------
                                                                       45,402,038
                                                                   --------------
AUTOS - CARS & TRUCKS -- 3.1%
  Chrysler Corp...................................        624,017      34,554,941
                                                                   --------------
CHEMICALS -- 1.8%
  Dow Chemical Co.................................        278,800      19,620,550
                                                                   --------------
COMMERCIAL SERVICES -- 1.2%
  Dun & Bradstreet Corp...........................        195,600      12,665,100
  John H. Harland Co..............................         32,400         676,350
                                                                   --------------
                                                                       13,341,450
                                                                   --------------
COMPUTER SERVICES -- 1.5%
  +Amdahl Corp....................................        800,000       6,800,000
  +Intergraph Corp................................        607,700       9,571,275
                                                                   --------------
                                                                       16,371,275
                                                                   --------------
DIVERSIFIED GAS -- 0.5%
  British Gas, PLC, ADR...........................        110,600       4,327,225
  Yankee Energy System, Inc.......................         30,400         767,600
                                                                   --------------
                                                                        5,094,825
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 4.0%
  International Business Machines Corp............        479,100      43,957,425
                                                                   --------------
ELECTRICAL EQUIPMENT -- 3.1%
  Kuhlman Corp....................................        560,000       7,000,000
  Westinghouse Electric Corp......................      1,669,500      27,546,750
                                                                   --------------
                                                                       34,546,750
                                                                   --------------
ELECTRONICS -- 7.0%
  +Digital Equipment Corp.........................        319,100      20,462,287
  +IMO Industries, Inc............................        434,600       2,987,875
  Micron Technology, Inc..........................        451,000      17,870,875
  +National Semiconductor Corp....................        320,000       7,120,000
  Newport Corp....................................        300,500       2,441,563
  Pacific Scientific Co...........................        185,700       4,596,075
  Texas Instruments, Inc..........................        429,000      22,200,750
                                                                   --------------
                                                                       77,679,425
                                                                   --------------
FINANCIAL SERVICES -- 7.2%
  A.G. Edwards, Inc...............................        211,000       5,037,625
  Bear Stearns Companies, Inc.....................        413,380       8,215,928
  Lehman Brothers Holdings, Inc...................      1,759,100      37,380,875
  Manufactured Home Communities, Inc..............        581,500      10,176,250
  Salomon, Inc....................................        560,000      19,880,000
                                                                   --------------
                                                                       80,690,678
                                                                   --------------
FOODS -- 1.4%
  Philip Morris Companies, Inc....................        175,000      15,837,500
                                                                   --------------
FOREST PRODUCTS -- 0.7%
  Fletcher Challenge, Ltd., ADR...................         62,400         897,000
  Louisiana-Pacific Corp..........................         71,700       1,738,725
  Rayonier, Inc...................................        149,900       5,002,912
                                                                   --------------
                                                                        7,638,637
                                                                   --------------
GAS PIPELINES -- 1.9%
  Nova Corp.......................................        927,000       7,416,000
  Panhandle Eastern Corp..........................        299,600       8,351,350
  TransCanada Pipelines, Ltd......................        389,600       5,357,000
                                                                   --------------
                                                                       21,124,350
                                                                   --------------

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
HOUSING RELATED -- 0.7%
  Irvine Apartment Communities, Inc...............        400,000  $    7,700,000
                                                                   --------------
INSURANCE -- 6.4%
  Alexander & Alexander Services, Inc.............        812,000      15,428,000
  Fremont General Corp............................         96,260       3,537,555
  Marsh & McLennan Companies, Inc.................        243,800      21,637,250
  Ohio Casualty Corp..............................        314,900      12,202,374
  SAFECO Corp.....................................        350,200      12,081,900
  Selective Insurance Group, Inc..................        198,800       7,057,400
                                                                   --------------
                                                                       71,944,479
                                                                   --------------
MACHINERY -- 0.4%
  +Esterline Technologies Corp....................        188,700       4,458,038
                                                                   --------------
MEDIA -- 0.7%
  Gannett Co., Inc................................        120,000       7,365,000
                                                                   --------------
MINERAL RESOURCES -- 0.6%
  Coeur D'Alene Mines Corp........................        194,678       3,333,861
  Echo Bay Mines, Ltd.............................        298,499       3,096,926
                                                                   --------------
                                                                        6,430,787
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.5%
  Morrison Knudsen Corp...........................      1,172,900       4,984,825
  United Industrial Corp..........................         31,700         182,275
                                                                   --------------
                                                                        5,167,100
                                                                   --------------
PETROLEUM -- 3.1%
  KN Energy, Inc..................................        261,900       7,627,837
  Mobil Corp......................................            600          67,200
  Petroleum Heat and Power Co., Inc. (Class 'A'
    Stock)........................................         47,300         384,313
  Quaker State Corp...............................        544,400       6,873,050
  Tenneco, Inc....................................        227,700      11,299,613
  USX-Marathon Group..............................        430,600       8,396,700
                                                                   --------------
                                                                       34,648,713
                                                                   --------------
PETROLEUM SERVICES -- 6.9%
  Baker Hughes, Inc...............................        908,200      22,137,375
  **+Crestar Energy, Inc..........................        200,000       2,766,581
  Dresser Industries, Inc.........................        577,600      14,079,000
  McDermott International, Inc....................      1,091,400      24,010,800
  Sonat, Inc......................................        206,300       7,349,438
  +Varco International, Inc.......................        558,900       6,706,800
                                                                   --------------
                                                                       77,049,994
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 13.2%
  Alexander Haagen Properties, Inc................        420,000       5,145,000
  Amli Residential Properties Trust...............        208,300       4,166,000
  Avalon Properties, Inc..........................        265,000       5,697,500
  Beacon Properties Corp..........................        184,800       4,250,400
  Bradley Real Estate, Inc........................        240,000       3,240,000
  Carr Realty Corp................................         26,500         645,937
  Crescent Real Estate Equities, Inc..............        597,000      20,372,625
  Crown American Realty Trust.....................        675,100       5,316,413
  Equity Residential Properties Trust.............        901,000      27,593,125
  Essex Property Trust, Inc.......................        146,000       2,810,500
  First Union Real Estate Investments.............        122,100         854,700
  Gables Residential Trust........................        435,800       9,968,925
  Glimcher Realty Trust...........................        565,000       9,746,250
  JDN Realty Corp.................................        293,200       6,560,350
  JP Realty, Inc..................................         84,000       1,837,500
  Kimco Realty Corp...............................         56,250       1,532,813
  Malan Realty Investors, Inc.....................        140,000       1,732,500
  MGI Properties, Inc.............................         34,800         582,900
  Patriot American Hospitality, Inc...............        181,900       4,683,925

                                      B30

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Pennsylvania Real Estate Investment Trust.......         50,100  $    1,039,575
  Security Capital Pacific Trust..................        527,034      10,408,921
  Simon Property Group, Inc.......................        214,300       5,223,562
  Sunstone Hotel Investors, Inc...................         37,800         387,450
  Vornado Realty Trust............................        278,800      10,455,000
  Weingarten Realty Investors.....................         62,500       2,375,000
                                                                   --------------
                                                                      146,626,871
                                                                   --------------
RETAIL -- 2.2%
  +Gibson Greetings, Inc..........................        469,900       7,518,400
  J.C. Penney Co., Inc............................        309,800      14,754,225
  K mart Corp.....................................        299,200       2,169,200
                                                                   --------------
                                                                       24,441,825
                                                                   --------------
STEEL -- 2.7%
  +LTV Corp.......................................         90,000       1,237,500
  USX-U.S. Steel Group............................        928,500      28,551,375
                                                                   --------------
                                                                       29,788,875
                                                                   --------------
TELECOMMUNICATIONS -- 0.6%
  Telefonos de Mexico (Class 'L' Stock), ADR SA...        198,000       6,311,250
                                                                   --------------
TEXTILES -- 0.7%
  Garan, Inc......................................          2,900          48,938
  Kellwood Co.....................................        338,900       6,905,087
  Oxford Industries, Inc..........................         34,500         577,875
                                                                   --------------
                                                                        7,531,900
                                                                   --------------
TOBACCO -- 1.2%
  RJR Nabisco Holdings Corp.......................        420,000      12,967,500
                                                                   --------------
TRUCKING/SHIPPING -- 0.3%
  Yellow Corp.....................................        259,700       3,213,788
                                                                   --------------
UTILITY - ELECTRIC -- 1.1%
  Centerior Energy Corporation....................         46,600         413,575
  Central Louisiana Electric Co...................          6,100         163,938
  Entergy Corp....................................        177,200       5,183,100
  Pacific Gas & Electric Co.......................        240,000       6,810,000
                                                                   --------------
                                                                       12,570,613
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $798,340,265)............................................     874,076,577
                                                                   --------------

                                                                       MARKET
PREFERRED STOCKS -- 9.7%                               SHARES          VALUE
                                                    -------------  --------------
ALUMINUM -- 1.0%
  Kaiser Aluminum Corp. (Cum. Conv.)..............        319,900       4,118,712
  Reynolds Metals Co. (Cum. Conv.)................        146,900       7,436,812
                                                                   --------------
                                                                       11,555,524
                                                                   --------------
DRUGS & HOSPITAL SUPPLIES -- 0.6%
  U.S. Surgical Corp. (Cum. Conv.)................        208,300       5,259,575
                                                                   --------------
ELECTRICAL EQUIPMENT -- 2.1%
  **Westinghouse Electric Corp. (Cum. Conv.),
    Series C......................................      1,457,000      22,492,438
                                                                   --------------
FINANCIAL SERVICES -- 0.6%
  **Parker & Parsley Capital, LLC (Cum. Conv.)....        118,800       5,613,300
                                                                   --------------

DECEMBER 31, 1995

                                                                       MARKET
PREFERRED STOCKS (CONTINUED)                           SHARES          VALUE
                                                    -------------  --------------
INSURANCE -- 0.6%
  **Alexander & Alexander Services, Inc.
    (Cum.Conv.), Series A.........................        100,000  $    4,950,000
  **Unocal Corp. (Cum. Conv.).....................         30,800       1,697,850
  USF&G Corp. (Conv. Ex.), Series A...............         10,900         558,625
                                                                   --------------
                                                                        7,206,475
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.2%
  Hecla Mining Co. (Cum. Conv.), Series B.........         60,000       2,400,000
                                                                   --------------
PETROLEUM SERVICES -- 1.0%
  **McDermott International, Inc. (Cum. Conv.),
    Series C......................................         88,000       3,575,000
  Noble Drilling Corp. (Cum. Conv.)...............         88,200       2,271,150
  Reading & Bates Corp. (Cum. Conv.)..............        128,100       5,764,500
                                                                   --------------
                                                                       11,610,650
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.1%
  Security Capital Pacific Trust (Cum. Conv.),
    Series A......................................         54,500       1,335,250
                                                                   --------------
STEEL -- 1.5%
  **Bethlehem Steel Corp. (Cum. Conv.)............        264,000      11,682,000
  USX Corp. (Cum. Conv.)..........................        114,600       5,457,825
                                                                   --------------
                                                                       17,139,825
                                                                   --------------
TEXTILES -- 0.3%
  Fieldcrest Cannon, Inc. (Cum. Conv.), Series
    A.............................................         85,000       3,782,500
                                                                   --------------
TOBACCO -- 1.7%
  RJR Nabisco Holdings Corp. (Conv.), Series C....      2,955,000      18,838,125
                                                                   --------------
TOTAL PREFERRED STOCKS
  (Cost $108,249,201)............................................     107,233,662
                                                                   --------------

                                                                       MARKET
RIGHTS AND WARRANTS -- 0.0%                            SHARES          VALUE
                                                    -------------  --------------
MACHINERY -- 0.0%
  **+Terex Corp. (Rights).........................         16,950               0
                                                                   --------------

                                                         PAR           MARKET
CONVERTIBLE BONDS -- 5.4%                               VALUE          VALUE
                                                    -------------  --------------
INDUSTRIAL -- 5.3%
  AMR Corp.,
    6.125%, 11/01/24..............................  $  34,675,000  $   35,888,625
  Baker Hughes, Inc.,
    Zero Coupon, 05/05/08.........................      5,940,000       3,801,600
  Cross Timbers Oil Co.,
    5.250%, 11/01/03..............................      2,809,000       2,640,460
  Malan Realty Investors, Inc.,
    9.500%, 07/15/04..............................      3,000,000       2,490,000
  Noble Affiliates, Inc.,
    4.250%, 11/01/03..............................     11,701,000      11,701,000
  Oryx Energy Co.,
    7.500%, 05/15/14..............................      1,760,000       1,566,400
                                                                   --------------
                                                                       58,088,085
                                                                   --------------

                                      B31

DECEMBER 31, 1995

                                                         PAR           MARKET
CONVERTIBLE BONDS (CONTINUED)                           VALUE          VALUE
                                                    -------------  --------------
REAL ESTATE DEVELOPMENT -- 0.1%
  Alexander Haagen Properties, Inc.,
    7.500%, 01/15/01..............................  $     600,000  $      507,000
    7.500%, 01/15/01..............................      1,000,000         835,000
                                                                   --------------
                                                                        1,342,000
                                                                   --------------
TOTAL CONVERTIBLE BONDS
  (Cost $57,244,298).............................................      59,430,085
                                                                   --------------

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 5.9%                         AMOUNT          VALUE
                                                    -------------  --------------
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account,
    5.838%, 01/02/96 (see Note 4).................     65,782,000      65,782,000
                                                                   --------------
OTHER ASSETS -- 0.3%
  (net of liabilities)...........................................       3,440,871
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $1,109,963,195
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR                 American Depository Receipt
    PLC                 Public Limited Company (British Corporation)
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)

**Indicates a restricted security; the aggregate cost of the restricted securities is $55,599,606. The aggregate value, $52,777,169 is approximately 4.8% of net assets. (See Note 2)

+No dividend was paid on this security during the 12 months ending Decenber
 31, 1995.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      B32

                             COMMON STOCK PORTFOLIO

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 78.9%                                 SHARES          VALUE
                                                    -------------  --------------
AEROSPACE -- 2.3%
  AAR Corp........................................        650,000  $   14,300,000
  Lockheed Martin Corp............................         70,300       5,553,700
  Loral Corp......................................      1,800,000      63,675,000
  United Technologies Corp........................         40,900       3,880,388
                                                                   --------------
                                                                       87,409,088
                                                                   --------------
ALUMINUM -- 1.0%
  +Alumax, Inc....................................        267,500       8,192,188
  Aluminum Co. of America.........................        600,000      31,725,000
                                                                   --------------
                                                                       39,917,188
                                                                   --------------
AUTOS - CARS & TRUCKS -- 3.9%
  Chrysler Corp...................................      1,963,910     108,751,515
  General Motors Corp.............................        700,000      37,012,500
  +Navistar International Corp....................        395,200       4,149,600
                                                                   --------------
                                                                      149,913,615
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 7.5%
  Bank of New York Company, Inc...................        900,000      43,875,000
  BankAmerica Corp................................        550,000      35,612,500
  Chase Manhattan Corp............................        600,000      36,375,000
  Comerica, Inc...................................      1,000,000      40,125,000
  First of America Bank Corp......................        187,000       8,298,125
  Great Western Financial Corp....................      1,000,000      25,500,000
  J.P. Morgan & Co., Inc..........................        395,400      31,730,850
  Mellon Bank Corp................................        276,398      14,856,392
  Mercantile Bankshares Corp......................        279,600       7,793,850
  NationsBank Corp................................        600,000      41,775,000
                                                                   --------------
                                                                      285,941,717
                                                                   --------------
CHEMICALS -- 0.8%
  Eastman Chemical Co.............................        466,550      29,217,694
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.2%
  Witco Corp......................................        268,800       7,862,400
                                                                   --------------
COMMERCIAL SERVICES -- 0.5%
  Wellman, Inc....................................        798,200      18,159,050
                                                                   --------------
COMPUTER SERVICES -- 1.9%
  +Amdahl Corp....................................      4,000,000      34,000,000
  Comdisco, Inc...................................      1,350,000      30,543,750
  Gerber Scientific, Inc..........................        419,800       6,821,750
  +Harris Computer Systems Corp...................         15,000         202,500
                                                                   --------------
                                                                       71,568,000
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.7%
  International Business Machines Corp............        300,000      27,525,000
                                                                   --------------
DRUGS AND HOSPITAL SUPPLIES -- 2.3%
  Baxter International, Inc.......................      2,100,000      87,937,500
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.0%
  +Rexel, Inc.....................................        107,199       1,447,187
                                                                   --------------
ELECTRONICS -- 6.0%
  +Digital Equipment Corp.........................      2,500,000     160,312,500
  Harris Corp.....................................        300,000      16,387,500
  Tandy Corp......................................      1,218,000      50,547,000
  Zero Corp.......................................        120,500       2,138,875
                                                                   --------------
                                                                      229,385,875
                                                                   --------------
FINANCIAL SERVICES -- 7.3%
  American Express Co.............................      2,100,000      86,887,500
  Dean Witter Discover and Company................      1,600,000      75,200,000
  Lehman Brothers Holdings, Inc...................        900,000      19,125,000
  Republic New York Corp..........................        225,000      13,978,125

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Salomon, Inc....................................        700,000  $   24,850,000
  Travelers Group, Inc............................        900,000      56,587,500
                                                                   --------------
                                                                      276,628,125
                                                                   --------------
FOREST PRODUCTS -- 6.6%
  Crown Vantage, Inc..............................         56,000         798,000
  Georgia-Pacific Corp............................        250,000      17,156,250
  International Paper Co..........................      1,325,400      50,199,525
  James River Corp. of Virginia...................        560,000      13,510,000
  Kimberly-Clark Corp.............................      1,610,676     133,283,438
  Mead Corp.......................................        173,500       9,065,375
  Rayonier, Inc...................................        125,000       4,171,875
  Temple Inland, Inc..............................        231,100      10,197,288
  Willamette Industries, Inc......................        214,100      12,043,125
                                                                   --------------
                                                                      250,424,876
                                                                   --------------
GAS PIPELINES -- 0.3%
  NorAm Energy Corp...............................      1,300,000      11,537,500
                                                                   --------------
HEALTHCARE -- 1.7%
  +Foundation Health Corp.........................      1,547,900      66,559,700
                                                                   --------------
HOSPITAL MANAGEMENT -- 1.8%
  +Tenet Healthcare Corp..........................      3,237,832      67,185,014
                                                                   --------------
HOUSING RELATED -- 0.5%
  Centex Corp.....................................        600,000      20,850,000
                                                                   --------------
INSURANCE -- 9.8%
  Alexander & Alexander Services, Inc.............      1,050,000      19,950,000
  American Financial Group, Inc...................        303,700       9,300,813
  American General Corp...........................      1,000,000      34,875,000
  Chubb Corp......................................        700,000      67,725,000
  Citizens Corp...................................        700,000      13,037,500
  Equitable Companies, Inc........................      1,800,000      43,200,000
  First Colony Corp...............................      1,253,600      31,810,100
  Old Republic International Corp.................      1,000,590      35,520,945
  Providian Corp..................................        340,500      13,875,375
  SAFECO Corp.....................................      1,600,000      55,200,000
  St. Paul Companies, Inc.........................        476,900      26,527,563
  Transport Holdings, Inc. (Class 'A' Stock)......          4,500         183,375
  Western National Corp...........................      1,624,300      26,191,837
                                                                   --------------
                                                                      377,397,508
                                                                   --------------
LODGING -- 2.5%
  Loews Corp......................................      1,200,000      94,050,000
                                                                   --------------
MACHINERY -- 0.2%
  +American Standard Companies....................        273,900       7,669,200
                                                                   --------------
MINERAL RESOURCES -- 1.1%
  +Amax Gold, Inc.................................        131,342         952,230
  Cyprus Amax Minerals Co.........................      1,533,200      40,054,850
  +Nord Resources Corp............................        130,500         293,625
                                                                   --------------
                                                                       41,300,705
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.8%
  American Water Works Co., Inc...................        135,000       5,248,125
  TRW, Inc........................................        309,000      23,947,500
  +Worldtex, Inc..................................        107,199         616,394
                                                                   --------------
                                                                       29,812,019
                                                                   --------------
PETROLEUM -- 3.6%
  Amerada Hess Corp...............................        325,000      17,225,000
  Atlantic Richfield Co...........................        250,000      27,687,500
  Elf Aquitaine, ADR..............................      1,924,433      70,722,913
  Occidental Petroleum Corp.......................      1,100,000      23,512,500
                                                                   --------------
                                                                      139,147,913
                                                                   --------------

                                      B33

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
PETROLEUM SERVICES -- 1.9%
  +B.J. Services Co...............................        500,000  $   14,500,000
  +Oryx Energy Co.................................      1,600,000      21,400,000
  Total SA, ADR...................................        738,365      25,104,410
  Union Texas Petroleum Holdings, Inc.............        504,500       9,774,688
                                                                   --------------
                                                                       70,779,098
                                                                   --------------
RAILROADS -- 0.6%
  Canadian National Railway.......................        192,300       2,884,500
  +Southern Pacific Rail Corp.....................        809,810      19,435,440
                                                                   --------------
                                                                       22,319,940
                                                                   --------------
RETAIL -- 6.6%
  Dayton-Hudson Corp..............................        119,600       8,970,000
  Dillard Department Stores, Inc. (Class 'A'
    Stock)........................................      1,991,700      56,763,450
  +Federated Department Stores, Inc...............        700,000      19,250,000
  +Gibson Greetings, Inc..........................        750,000      12,000,000
  K mart Corp.....................................      6,000,000      43,500,000
  Liz Claiborne, Inc..............................      1,200,000      33,300,000
  Petrie Stores Corp..............................        540,000       1,485,000
  TJX Companies, Inc..............................      1,790,600      33,797,574
  +Toys 'R' Us, Inc...............................        854,000      18,574,500
  +Waban, Inc.....................................      1,300,000      24,375,000
                                                                   --------------
                                                                      252,015,524
                                                                   --------------
STEEL -- 0.9%
  +Bethlehem Steel Corp...........................        500,000       7,000,000
  Birmingham Steel Corp...........................      1,468,400      21,842,450
  Carpenter Technology Corp.......................        100,000       4,112,500
                                                                   --------------
                                                                       32,954,950
                                                                   --------------
TELECOMMUNICATIONS -- 3.2%
  Sprint Corp.....................................      1,700,000      67,787,500
  Telefonica de Espana, SA, ADR...................      1,300,000      54,437,500
                                                                   --------------
                                                                      122,225,000
                                                                   --------------
TOBACCO -- 1.3%
  RJR Nabisco Holdings Corp.......................      1,600,000      49,400,000
                                                                   --------------
TRUCKING/SHIPPING -- 0.5%
  +OMI Corp.......................................      1,000,000       6,500,000
  Overseas Shipholding Group, Inc.................        600,000      11,400,000
                                                                   --------------
                                                                       17,900,000
                                                                   --------------
UTILITY - ELECTRIC -- 0.6%
  American Electric Power Co., Inc................        180,000       7,290,000
  General Public Utilities Corp...................        500,000      17,000,000
                                                                   --------------
                                                                       24,290,000
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $2,210,630,913)..........................................   3,010,731,386
                                                                   --------------

                                                                       MARKET
PREFERRED STOCKS -- 0.7%                               SHARES          VALUE
                                                    -------------  --------------
TOBACCO
  RJR Nabisco Holdings Corp. (Conv.)..............      4,000,000      25,500,000
                                                                   --------------
  (Cost $25,999,610)

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 20.1%                        AMOUNT          VALUE
                                                    -------------  --------------
PROMISSORY NOTES -- 0.0%
  Federal Home Loan Banks,
    5.430%, 03/20/96..............................  $   1,550,000       1,531,764
                                                                   --------------

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS (CONTINUED)                     AMOUNT          VALUE
                                                    -------------  --------------
REPURCHASE AGREEMENTS -- 20.1%
  Joint Repurchase Agreement Account,
    5.838%, 01/02/96 (see Note 4).................  $ 765,037,000  $  765,037,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS.....................................     766,568,764
                                                                   --------------
-C-UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE
  CONTRACTS......................................................          (6,569)
                                                                   --------------
OTHER ASSETS -- 0.3%
  (net of liabilities)...........................................      11,010,546
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $3,813,804,127
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR                 American Depository Receipt
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)

+No dividend was paid on this security during the 12 months ending December
 31, 1995.

-C- Forward Foreign Exchange Contracts as of December 31, 1995 were as follows:

  FOREIGN
 CURRENCY    EXPIRATION                      UNREALIZED
 PURCHASED   DATE                          (DEPRECIATION)
        C$ 2,067,225            March 1996        $(6,569)
  Total (US $ Commitment -
        $1,521,305)                               $(6,569)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      B34

                                  GROWTH STOCK

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 94.0%                                 SHARES          VALUE

                                                    -------------  --------------
AEROSPACE -- 3.3%
  Boeing Co.......................................         26,400  $    2,069,100
                                                                   --------------
AIRLINES -- 1.6%
  +AMR Corp.......................................         13,200         980,100
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.6%
  General Motors Corp. (Class 'E' Stock)..........          7,300         379,600
                                                                   --------------
BEVERAGES -- 3.0%
  Coca-Cola Co....................................          9,700         720,225
  PepsiCo, Inc....................................         20,600       1,151,025
                                                                   --------------
                                                                        1,871,250
                                                                   --------------
COMMERCIAL SERVICES -- 1.4%
  +CUC International, Inc.........................         25,400         866,775
                                                                   --------------
COMMUNICATIONS -- 1.6%
  +Clear Channel Communications, Inc..............         22,800       1,006,050
                                                                   --------------
COMPUTER SERVICES -- 18.9%
  +3Com Corp......................................         24,600       1,146,975
  Adobe Systems, Inc..............................         15,400         954,800
  +America Online, Inc............................         19,000         712,500
  Autodesk, Inc...................................         21,800         746,650
  Bay Networks, Inc...............................         15,750         647,718
  +Broderbund Software, Inc.......................          7,900         479,925
  +Cisco Systems, Inc.............................         19,600       1,462,650
  Computer Associates International, Inc..........         22,600       1,285,375
  First Data Corp.................................         16,174       1,081,630
  +Intuit, Inc....................................         11,900         928,200
  +Microsoft Corp.................................         11,300         991,575
  **SAP AG, ADR...................................         18,400         936,100
  +Silicon Graphics, Inc..........................         19,900         547,250
                                                                   --------------
                                                                       11,921,348
                                                                   --------------
COSMETICS & SOAPS -- 1.5%
  Gillette Co.....................................         18,000         938,250
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 1.4%
  +COMPAQ Computer Corp...........................         19,000         912,000
                                                                   --------------
DRUGS AND HOSPITAL SUPPLIES -- 12.3%
  Astra AB (ADR A)................................         38,000       1,501,000
  +Chiron Corporation.............................          8,700         961,350
  Eli Lilly & Co..................................         22,700       1,276,875
  Johnson & Johnson...............................          8,700         744,937
  Merck & Co., Inc................................         13,200         867,900
  Pfizer, Inc.....................................         13,400         844,200
  Smithkline Beecham PLC, ADR, UTS................         28,600       1,587,300
                                                                   --------------
                                                                        7,783,562
                                                                   --------------
ELECTRICAL EQUIPMENT -- 1.4%
  +Applied Materials, Inc.........................         21,700         854,437
                                                                   --------------
ELECTRONICS -- 16.4%
  Duracell International, Inc.....................         17,300         895,275
  Hewlett-Packard Co..............................         22,000       1,842,500
  Intel Corp......................................         30,100       1,708,175
  +International Rectifier Corp...................         41,200       1,030,000
  +LSI Logic Corp.................................         35,200       1,152,800

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  +Macromedia Inc.................................         15,200  $      794,200
  Motorola, Inc...................................         12,300         701,100
  Nokia AB Corp. (ADR A)..........................         16,900         656,988
  +Symbol Technologies, Inc.......................         24,500         967,750
  Texas Instruments, Inc..........................         12,200         631,350
                                                                   --------------
                                                                       10,380,138
                                                                   --------------
FINANCIAL SERVICES -- 2.5%
  Federal National Mortgage Association...........         12,900       1,601,213
                                                                   --------------
HOSPITAL MANAGEMENT -- 1.0%
  +PhyCor, Inc....................................         12,300         621,919
                                                                   --------------
INSURANCE -- 6.3%
  CIGNA Corp......................................          6,400         660,800
  ITT Hartford Group, Inc.........................          6,000         290,250
  MGIC Investment Corp............................         16,500         895,125
  Mutual Risk Management, Ltd.....................         15,200         695,400
  United Healthcare Corp..........................         22,800       1,493,400
                                                                   --------------
                                                                        4,034,975
                                                                   --------------
LEISURE -- 3.0%
  +Harrah's Entertainment, Inc....................         17,800         431,650
  Walt Disney Co..................................         24,700       1,457,300
                                                                   --------------
                                                                        1,888,950
                                                                   --------------
MACHINERY -- 1.2%
  Harnischfeger Industries, Inc...................         23,400         778,050
                                                                   --------------
MEDIA -- 3.5%
  Omnicom Group, Inc..............................         33,400       1,244,150
  Reuters Holdings PLC, ADR.......................         18,000         992,250
                                                                   --------------
                                                                        2,236,400
                                                                   --------------
MINERAL RESOURCES -- 1.0%
  Minerals Technologies, Inc......................         16,500         602,250
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 2.9%
  +ITT Corp.......................................         13,700         726,100
  +Scholastic Corp................................         14,000       1,088,500
                                                                   --------------
                                                                        1,814,600
                                                                   --------------
RESTAURANTS -- 0.2%
  McDonald's Corp.................................          2,100          94,763
                                                                   --------------
RETAIL -- 6.2%
  +AutoZone, Inc..................................         36,400       1,051,050
  Dollar General Corporation......................         12,500         259,375
  Home Depot, Inc.................................         21,100       1,010,162
  +Kohl's Corp....................................         17,300         908,250
  +Micro Warehouse, Inc...........................         16,000         692,000
                                                                   --------------
                                                                        3,920,837
                                                                   --------------
TELECOMMUNICATIONS -- 2.8%
  +Tellabs, Inc...................................         24,700         913,900
  Vodafone Group PLC, ADR.........................         23,500         828,375
                                                                   --------------
                                                                        1,742,275
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $55,254,423).............................................      59,298,842
                                                                   --------------

                                      B35

DECEMBER 31, 1995

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 12.0%                        AMOUNT          VALUE
                                                    -------------  --------------
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account,
    5.838%, 01/02/96 (see Note 4).................  $   7,557,000  $    7,557,000
                                                                   --------------
LIABILITIES -- (6.0%)
  (net of other assets)..........................................      (3,765,272)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $   63,090,570
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR                 American Depository Receipt
    PLC                 Public Limited Company (British Corporation)
    UTS                 Unit Trust Shares

**Indicates a restricted security; the aggregate cost of the restricted securities is $920,661. The aggregate value, $936,100 is approximately 1.48% of net assets. (See Note 2)

+No dividend was paid on this security during the 12 months ending December
 31, 1995.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      B36

                           SMALL CAPITALIZATION STOCK

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 91.1%                                 SHARES          VALUE
                                                    -------------  --------------
AEROSPACE -- 0.6%
  AAR Corp........................................          2,900  $       63,800
  +BE Aerospace, Inc..............................          2,900          30,813
  Kaman Corp. (Class 'A' Stock)...................          3,200          35,600
  +Orbital Sciences Corp..........................          5,100          65,025
  +UNC, Inc.......................................          3,100          18,600
  Watkins-Johnson Co..............................          1,500          65,625
                                                                   --------------
                                                                          279,463
                                                                   --------------
AIRLINES -- 0.4%
  Comair Holdings, Inc............................          5,550         149,156
  +Mesa Airlines, Inc.............................            400           3,600
  SkyWest, Inc....................................          1,900          24,463
                                                                   --------------
                                                                          177,219
                                                                   --------------
ALUMINUM -- 0.1%
  +IMCO Recycling, Inc............................          2,200          53,900
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.9%
  A.O. Smith Corp.................................          3,900          80,925
  +Custom Chrome, Inc.............................          1,000          23,125
  Myers Industries, Inc...........................          3,120          51,090
  Simpson Industries, Inc.........................          3,300          29,700
  Spartan Motors, Inc.............................          2,400          26,400
  Standard Motor Products, Inc....................          2,500          37,500
  Standard Products Co............................          3,100          54,638
  +TBC Corp.......................................          4,000          34,500
  Wabash National Corp............................          3,500          77,875
  Wynn's International, Inc.......................          1,000          29,625
                                                                   --------------
                                                                          445,378
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 8.4%
  +Astoria Financial Corp.........................          2,200         100,375
  Bell Bancorp, Inc...............................          1,400          50,050
  +California Federal Bank (Class 'A' Stock)......          9,100         143,325
  CCB Financial Corp..............................          2,500         138,750
  Center Financial Corp...........................          2,200          38,500
  Centura Banks, Inc..............................          4,000         140,500
  +Coast Savings Financial, Inc...................          3,400         117,725
  Collective Bancorp, Inc.........................          3,500          88,812
  +Commercial Federal Corp........................          2,400          90,600
  Cullen/Frost Bankers, Inc.......................          1,900          95,000
  Deposit Guaranty Corp...........................          3,200         142,400
  Downey Financial Corp...........................          3,230          70,656
  First Commercial Corp...........................          4,787         157,971
  First Financial Corp............................          5,200         119,600
  First Michigan Bank Corp........................          3,430          95,182
  +FirstBank Puerto Rico..........................          2,700          60,413
  Firstmerit Corp.................................          6,100         183,000
  JSB Financial, Inc..............................          2,000          63,250
  Keystone Financial, Inc.........................          4,200         126,000
  Liberty Bancorp, Inc............................          1,600          59,600
  Loyola Capital Corp.............................          1,300          49,237
  Magna Group, Inc................................          4,500         106,875
  Mark Twain Bancshares, Inc......................          2,600         100,750
  N.S. Bancorp, Inc...............................          1,000          38,750
  North American Mortgage Co......................          2,600          55,250
  ONBANcorp, Inc..................................          2,700          90,113
  +Premier Bancorp, Inc...........................          4,900         114,537
  Provident Bancorp, Inc..........................          3,000         141,000
  RCSB Financial, Inc.............................          2,500          59,375
  +Riggs National Corp............................          5,000          65,000
  Roosevelt Financial Group, Inc..................          7,200         139,500
  Sovereign Bancorp, Inc..........................          8,500          86,063
  St. Paul Bancorp, Inc...........................          3,500          89,250

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Summit Bancorp..................................          6,000  $      189,000
  Union Planters Corp.............................          7,500         239,063
  Whitney Holding Corp............................          2,500          77,500
  Zions Bancorp...................................          2,700         216,675
                                                                   --------------
                                                                        3,939,647
                                                                   --------------
BEVERAGES -- 0.1%
  Coca Cola Bottling Co...........................          1,600          56,000
                                                                   --------------
CHEMICALS -- 1.1%
  Chemed Corp.....................................          1,900          73,863
  +Cytec Industries, Inc..........................          3,100         193,362
  +Hauser Chemical Research, Inc..................          1,700           7,650
  Lilly Industries, Inc. (Class 'A' Stock)........          3,800          48,450
  +McWhorter Technologies, Inc....................          2,100          30,975
  +Mycogen Corp...................................          3,100          52,700
  Quaker Chemical Corp............................          1,400          18,900
  +Scotts Co. (Class 'A' Stock)...................          3,200          63,600
  WD-40 Co........................................          1,200          49,200
                                                                   --------------
                                                                          538,700
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.3%
  First Mississippi Corp..........................          3,800         100,700
  Penwest, Ltd....................................          1,100          27,225
                                                                   --------------
                                                                          127,925
                                                                   --------------
COMMERCIAL SERVICES -- 2.1%
  ABM Industries, Inc.............................          1,800          49,950
  ADVO, Inc.......................................          3,900         101,400
  Bowne & Company, Inc............................          3,200          64,000
  +CDI Corp.......................................          3,700          66,600
  +Corrections Corp. of America...................          5,500         204,187
  +Franklin Quest Co..............................          4,100          79,950
  +Insurance Auto Auction, Inc....................          1,900          20,425
  +Interim Services, Inc..........................          2,000          69,500
  LSB Industries, Inc.............................          2,200           9,625
  Merrill Corp....................................          1,200          19,200
  +NFO Research, Inc..............................            900          23,850
  +Pharmaceutical Marketing Services, Inc.........          2,100          31,763
  Plenum Publishing Corp..........................            700          27,300
  +Primark Corp...................................          4,300         129,000
  Thomas Nelson, Inc..............................          3,000          39,000
  True North Communications, Inc..................          4,400          81,400
                                                                   --------------
                                                                        1,017,150
                                                                   --------------
COMPUTER SERVICES -- 9.3%
  +Acxiom Corp....................................          3,900         106,763
  +America Online, Inc............................         15,100         566,250
  +American Management Systems, Inc...............          4,100         123,000
  Amtech Corp.....................................          2,800          14,350
  +Auspex Systems, Inc............................          1,200          21,900
  +BancTec, Inc...................................          3,300          61,050
  +Banyan Systems, Inc............................          3,100          31,775
  +BBN Corp.......................................          3,200         131,600
  +BISYS Group, Inc...............................          3,700         113,775
  +Broderbund Software, Inc.......................          3,900         236,925
  +Cerner Corp....................................          6,100         125,050
  +Chips & Technologies, Inc......................          3,800          34,200
  +Comverse Technology, Inc.......................          4,000          80,000
  +Continuum Inc..................................          3,500         138,250
  +Control Data Systems, Inc......................          2,400          47,100
  +FileNet Corp...................................          2,400         112,800
  Gerber Scientific, Inc..........................          4,400          71,500
  +Hyperion Software Corp.........................          2,800          59,500
  +Keane, Inc.....................................          2,600          57,524

                                      B37

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  +Komag, Inc.....................................          4,800  $      221,400
  National Data Corp..............................          4,000          99,000
  +Network General Corp...........................          3,900         130,163
  +Norand Corp....................................          1,200          15,000
  +Paxar Corp.....................................          4,050          53,663
  +Platinum Software Corp.........................          2,500          14,063
  +PLATINUM Technology, Inc.......................          8,400         154,350
  +Progress Software Corp.........................          2,200          82,500
  +Read-Rite Corp.................................          8,500         197,625
  +Standard Microsystems Corp.....................          2,500          41,250
  +Sterling Software, Inc.........................          4,900         305,637
  +SunGard Data Systems, Inc......................          7,200         205,200
  System Software Associates, Inc.................          7,300         158,775
  +Tech Data Corp.................................          7,200         108,000
  Telxon Corp.....................................          2,700          61,087
  +Tricord Systems, Inc...........................          2,200           6,600
  +Viewlogic Systems, Inc.........................          3,100          31,000
  +Wall Data, Inc.................................          1,700          28,050
  +Xircom, Inc....................................          3,600          44,550
  +Zebra Technologies Corp. (Class 'A' Stock).....          4,200         142,800
  +Zilog, Inc.....................................          3,600         131,850
                                                                   --------------
                                                                        4,365,875
                                                                   --------------
CONSTRUCTION -- 0.7%
  +BMC West Corp..................................          1,500          22,125
  +Insituform Technologies, Inc. (Class 'A'
    Stock)........................................          5,100          59,287
  +Kasler Holding Co..............................          5,100          33,150
  M.D.C. Holdings, Inc............................          3,200          22,800
  Ply-Gem Industries, Inc.........................          2,800          45,500
  Republic Group, Inc.............................          1,900          26,600
  +Southern Energy Homes, Inc.....................          1,575          27,563
  Stone & Webster, Inc............................          2,700          96,863
                                                                   --------------
                                                                          333,888
                                                                   --------------
CONTAINERS -- 0.1%
  +Shorewood Packaging Corp.......................          3,100          44,175
                                                                   --------------
COSMETICS & SOAPS -- 0.2%
  Helene Curtis Industries, Inc...................          1,900          60,088
  Nature's Sunshine Products, Inc.................          2,000          50,500
                                                                   --------------
                                                                          110,588
                                                                   --------------
DIVERSIFIED GAS -- 4.6%
  Atmos Energy Corp...............................          2,900          66,700
  +Barrett Resources Corp.........................          4,710         138,356
  +Benton Oil & Gas Co............................          4,700          70,500
  +Box Energy Corp. (Class 'B' Stock).............          3,700          31,913
  Cascade Natural Gas Corp........................          1,722          27,766
  Connecticut Energy Corp.........................          1,700          37,825
  Cross Timbers Oil Co............................          3,300          58,163
  Daniel Industries...............................          2,200          31,350
  Devon Energy Corp...............................          4,200         107,100
  Energen Corp....................................          2,000          48,250
  +Gerrity Oil & Gas Corp.........................          2,600          10,400
  +HS Resources, Inc..............................          2,000          25,750
  KCS Energy, Inc.................................          2,100          31,500
  New Jersey Resources Corp.......................          3,200          96,400
  Northwest Natural Gas Co........................          2,600          85,800
  +Oceaneering International, Inc.................          4,400          56,650
  Pennsylvania Enterprises, Inc...................          1,000          37,875
  Phoenix Resource Companies, Inc.................          2,800          48,300
  +Plains Resources, Inc..........................          2,800          25,200
  Pogo Producing Co...............................          6,100         172,325

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Public Service Company of North Carolina,
    Inc...........................................          3,400  $       60,775
  Snyder Oil Corp.................................          5,700          69,113
  Sonat Offshore Drilling, Inc....................          5,100         228,225
  Southwest Gas Corp..............................          4,500          79,313
  Southwestern Energy Co..........................          4,600          58,650
  St. Mary Land & Exploration Co..................          1,400          19,600
  +Tuboscope Vetco International, Inc.............          3,400          19,337
  United Cities Gas Co............................          2,200          41,250
  +United Meridian Corp...........................          5,200          90,350
  Vintage Petroleum, Inc..........................          3,600          81,000
  Washington Energy Co............................          4,400          81,950
  WICOR, Inc......................................          3,400         109,650
  Wiser Oil Co....................................          1,700          20,400
                                                                   --------------
                                                                        2,167,736
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Nashua Corp.....................................          1,200          16,350
  New England Business Service, Inc...............          2,700          59,063
                                                                   --------------
                                                                           75,413
                                                                   --------------
DRUGS AND HOSPITAL SUPPLIES -- 7.4%
  ADAC Laboratories...............................          3,100          37,588
  +Advanced Tissue Sciences, Inc..................          6,400          64,800
  +Alliance Pharmaceutical Corp...................          4,700          64,038
  Alpharma Inc. (Class 'A' Stock).................          3,900         101,887
  +American Medical Response, Inc.................          3,500         113,750
  +Amsco International, Inc.......................          6,000          89,250
  Ballard Medical Products........................          5,000          89,375
  +Calgene, Inc...................................          5,400          24,975
  +CellPro, Inc...................................          2,700          43,200
  +Cephalon, Inc..................................          4,200         171,150
  +Circon Corp....................................          2,300          46,575
  Collagen Corp...................................          1,500          31,687
  +COR Therapeutics, Inc..........................          3,100          25,963
  +Cygnus, Inc....................................          3,400          76,075
  +CytRx Corp.....................................          5,000           5,625
  +Enzo Biochem, Inc..............................          4,070          78,347
  +Heart Technology, Inc..........................          2,700          88,763
  +IDEXX Laboratories, Inc........................          5,700         267,900
  +ImmuLogic Pharmaceutical Corp..................          3,300          63,525
  Invacare Corp...................................          5,500         138,875
  +Liposome Company, Inc..........................          5,300         106,000
  +Medimmune, Inc.................................          2,600          52,000
  +Molecular Biosystems, Inc......................          2,200          15,125
  +NBTY, Inc......................................          3,100          14,725
  +North American Vaccine, Inc....................          5,500          77,687
  +Noven Pharmaceuticals, Inc.....................          3,000          33,750
  Omnicare, Inc...................................          4,900         219,275
  Owens & Minor, Inc..............................          5,800          73,950
  +Patterson Dental Co............................          3,000          81,000
  +Perseptive Biosystems, Inc.....................          2,500          21,250
  +Pharmaceutical Resources, Inc..................          3,200          24,000
  +Protein Design Labs, Inc.......................          2,900          67,063
  +Regeneron Pharmaceuticals, Inc.................          3,800          48,450
  +Resound Corp...................................          2,600          18,850
  +Respironics, Inc...............................          3,200          67,200
  +Roberts Pharmaceutical Corp....................          3,500          62,125
  +SciClone Pharmaceuticals, Inc..................          2,700          13,837
  +Sequus Pharmaceuticals, Inc....................          4,700          66,975
  +SpaceLabs Medical, Inc.........................          1,700          48,875
  +STERIS Corp....................................          3,400         109,650
  +Summit Technology, Inc.........................          5,400         182,250
  +Sunrise Medical, Inc...........................          3,400          62,900
  +Syncor International Corp......................          1,700          11,475

                                      B38

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  +TECNOL Medical Products, Inc...................          3,800  $       68,400
  +The Immune Response Corp.......................          3,200          17,800
  +TheraTech, Inc.................................          2,100          37,800
  +U.S. Bioscience, Inc...........................          7,300          33,763
  +Vertex Pharmaceuticals, Inc....................          3,100          82,150
  +VISX, Inc......................................          2,700         105,300
  Vital Signs, Inc................................          2,300          60,662
  +Zoll Medical Corp..............................          1,000           9,000
                                                                   --------------
                                                                        3,516,635
                                                                   --------------
ELECTRICAL EQUIPMENT -- 2.1%
  Augat, Inc......................................          3,500          59,937
  Baldor Electric Co..............................          5,150         103,644
  Fluke Corp......................................          1,500          56,625
  +KEMET Corp.....................................          7,200         171,900
  +Kent Electronics Corp..........................          2,200         128,425
  Kuhlman Corp....................................          2,500          31,250
  +Microchip Technology, Inc......................          5,800         211,700
  +Rexel, Inc.....................................          4,400          59,400
  +Valence Technology, Inc........................          4,100          18,450
  +Vicor Corp.....................................          8,000         160,000
                                                                   --------------
                                                                        1,001,331
                                                                   --------------
ELECTRONICS -- 7.0%
  Allen Group, Inc................................          4,900         109,638
  Bell Industries, Inc............................          1,320          29,700
  +Benchmark Electronics, Inc.....................            800          22,000
  BMC Industries, Inc.............................          5,100         118,575
  +C-COR Electronics, Inc.........................            600          14,100
  Core Industries, Inc............................          1,800          23,175
  +Cyrix Corp.....................................          3,500          80,500
  Dallas Semiconductor Corp.......................          4,900         101,675
  +Dionex Corp....................................          1,100          62,425
  +Dynatech Corp..................................          2,800          47,600
  +IMO Industries, Inc............................          3,100          21,313
  +Input/Output, Inc..............................          3,800         219,450
  +Integrated Circuit Systems, Inc................          2,000          24,750
  +Intermagnetics General Corp....................          2,218          46,577
  +International Rectifier Corp...................          9,300         232,500
  +Itron, Inc.....................................          2,000          67,500
  +Lattice Semiconductor Corp.....................          3,900         127,238
  +Marshall Industries............................          3,300         106,013
  +Maxim Integrated Products, Inc.................         10,000         385,000
  +Oak Industries, Inc............................          3,300          61,875
  Pacific Scientific Co...........................          2,000          49,500
  Pioneer Standard Electronics, Inc...............          3,900          51,675
  +Plexus Corp....................................          1,000          16,625
  +S3, Inc........................................          8,700         153,337
  +Sanmina Corp...................................          1,200          62,250
  +SCI Systems, Inc...............................          5,600         173,600
  +StrataCom, Inc.................................          6,900         507,150
  +Three-Five Systems, Inc........................          1,500          25,312
  Tseng Laboratories, Inc.........................          3,500          32,812
  +Video Lottery Technologies, Inc................          2,000           9,500
  +VLSI Technology, Inc...........................          8,800         159,500
  Wyle Electronics................................          2,300          80,787
  X-Rite, Inc.....................................          3,600          50,850
  Zero Corp.......................................          3,000          53,250
                                                                   --------------
                                                                        3,327,752
                                                                   --------------
ENVIRONMENTAL SERVICES -- 1.8%
  +Addington Resources, Inc.......................          2,700          39,487
  +Allwaste, Inc..................................          7,400          35,150
  Dames & Moore, Inc..............................          4,200          50,925
  +Groundwater Technology, Inc....................          1,200          16,800

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  +Ionics, Inc....................................          2,600  $      113,100
  +OHM Corp.......................................          4,900          36,137
  +Omega Environmental, Inc.......................          5,500          18,563
  +Pure Technology International, Inc.............          4,700          11,456
  +Sanifill, Inc..................................          3,300         110,138
  +TETRA Technologies, Inc........................          2,200          38,225
  +U.S.A. Waste Services, Inc.....................         10,575         199,603
  +United States Filter Corp......................          4,800         127,800
  +Western Waste Industries.......................          2,700          73,913
                                                                   --------------
                                                                          871,297
                                                                   --------------
FINANCIAL SERVICES -- 3.3%
  Alex Brown, Inc.................................          2,900         121,800
  +AMRESCO, Inc...................................          4,400          56,100
  Charter One Financial, Inc......................          8,240         252,350
  Eaton Vance Corp................................          1,600          45,200
  +Envoy Corporation..............................          2,100          36,356
  Inter-Regional Financial Group, Inc.............          2,100          53,025
  +Investors Financial Services Corp..............             69           1,432
  Legg Mason, Inc.................................          2,500          68,750
  +Medaphis Corp..................................          2,400          88,800
  +National Auto Credit, Inc......................          4,700          76,375
  Pioneer Group, Inc..............................          4,700         128,075
  Piper Jaffray Companies, Inc....................          3,000          41,250
  Quick & Reilly Group, Inc.......................          4,725          96,863
  Raymond James Financial, Inc....................          3,900          82,388
  SEI Corp........................................          3,500          76,125
  TCF Financial Corp..............................          6,500         215,313
  United States Trust Corp........................          1,600          79,600
  Waterhouse Investor Services, Inc...............          1,975          48,880
                                                                   --------------
                                                                        1,568,682
                                                                   --------------
FOODS -- 1.5%
  Chiquita Brands International, Inc..............         10,100         138,875
  Dekalb Genetics Corp. (Class 'B' Stock).........            800          36,100
  GoodMark Foods, Inc.............................          1,300          23,075
  Interstate Bakeries Corp........................          6,800         152,150
  +J & J Snack Foods Corp.........................          1,500          16,500
  Nash-Finch Co...................................          1,900          34,675
  Richfood Holdings, Inc..........................          4,900         131,075
  Rykoff-Sexton, Inc..............................          2,700          47,250
  +Smithfield Foods, Inc..........................          2,600          82,550
  Super Food Services, Inc........................          2,100          27,300
                                                                   --------------
                                                                          689,550
                                                                   --------------
FOREST PRODUCTS -- 0.4%
  Caraustar Industries, Inc.......................          4,600          92,000
  Mosinee Paper Corp..............................          1,300          33,475
  Pope & Talbot, Inc..............................          2,400          31,800
  Universal Forest Products, Inc..................          2,900          26,825
                                                                   --------------
                                                                          184,100
                                                                   --------------
FURNITURE -- 0.6%
  +Ethan Allen Interiors, Inc.....................          2,700          55,013
  Interface, Inc. (Class 'A' Stock)...............          2,900          49,300
  Juno Lighting, Inc..............................          3,200          51,200
  La-Z-Boy Chair Co...............................          3,400         104,975
  Thomas Industries, Inc..........................          1,900          44,650
                                                                   --------------
                                                                          305,138
                                                                   --------------
HEALTHCARE -- 0.7%
  +Coventry Corp..................................          6,100         125,813
  +Sybron International Corp......................          8,200         194,750
                                                                   --------------
                                                                          320,563
                                                                   --------------

                                      B39

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
HOSPITAL MANAGEMENT -- 4.2%
  +Community Health Systems, Inc..................          3,500  $      124,688
  +Express Scripts, Inc. (Class 'A' Stock)........          2,100         107,100
  +Genesis Health Ventures, Inc...................          2,700          98,550
  +GranCare, Inc..................................          4,300          62,350
  Integrated Health Services, Inc.................          3,900          97,500
  +Lincare Holdings, Inc..........................          5,100         127,500
  +Living Centers of America, Inc.................          3,700         129,500
  +Magellan Health Services, Inc..................          5,300         127,200
  +Mariner Health Group, Inc......................          3,600          60,300
  +PhyCor, Inc....................................          6,550         331,184
  +Quantum Health Resources, Inc..................          2,800          27,475
  +Universal Health Services, Inc. (Class 'B'
    Stock)........................................          2,500         110,937
  +Vencor, Inc....................................         13,388         435,110
  +Vivra, Inc.....................................          6,800         170,850
                                                                   --------------
                                                                        2,010,244
                                                                   --------------
HOUSING RELATED -- 0.9%
  +Champion Enterprises, Inc......................          2,700          83,363
  Continental Homes Holding Corp..................          1,200          29,550
  Fedders Corp....................................          7,100          40,825
  Oakwood Homes Corp..............................          4,200         161,175
  Ryland Group, Inc...............................          2,800          39,200
  Skyline Corp....................................          1,900          39,425
  Standard-Pacific Corp...........................          5,700          35,625
                                                                   --------------
                                                                          429,163
                                                                   --------------
INSURANCE -- 4.3%
  Arthur J. Gallagher and Co......................          2,800         104,300
  Allied Group, Inc...............................          1,500          54,000
  American Bankers Insurance Group, Inc...........          3,400         132,600
  Capital Re Corp.................................          2,700          83,026
  Capitol American Financial Corp.................          3,100          70,137
  CMAC Investment Corp............................          2,000          88,000
  Enhance Financial Services Group, Inc...........          3,300          87,863
  Fidelity National Financial, Inc................          1,900          35,387
  First American Financial Corp...................          2,100          56,175
  Fremont General Corp............................          3,080         113,190
  Frontier Insurance Group, Inc...................          2,300          73,600
  Hilb, Rogal and Hamilton Co.....................          2,700          36,113
  Integon Corp....................................          2,900          59,812
  Life Partners Group, Inc........................          5,200          70,850
  Life Re Corp....................................          2,700          67,500
  Mutual Risk Management, Ltd.....................          2,400         109,800
  National Re Corp................................          3,100         117,800
  Orion Capital Corp..............................          2,700         117,112
  Protective Life Corp............................          5,100         159,375
  Selective Insurance Group, Inc..................          2,700          95,850
  +Sierra Health Services, Inc....................          3,300         104,775
  Trenwick Group, Inc.............................          1,000          56,250
  Washington National Corp........................          2,300          63,537
  Zenith National Insurance Corp..................          3,200          68,400
                                                                   --------------
                                                                        2,025,452
                                                                   --------------
LEISURE -- 2.4%
  Anthony Industries, Inc.........................          2,100          48,300
  Arctco, Inc.....................................          5,600          72,800
  +Aztar Corp.....................................          7,000          56,000
  +Bally Gaming International, Inc................          1,500          12,187
  +Bell Sports Corp...............................          2,700          21,600
  +Boomtown, Inc..................................          1,700           8,500

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  +Carmike Cinemas, Inc. (Class 'A' Stock)........          2,000  $       45,000
  +Casino Magic Corp..............................          6,300          19,687
  +Cineplex Odeon Corp............................         20,300          30,450
  +Cobra Golf, Inc................................          3,400         121,125
  +Grand Casinos, Inc.............................          7,650         177,863
  +Hollywood Park, Inc............................          3,500          35,218
  Huffy Corp......................................          2,500          25,312
  +International Lottery & Totalizator Systems,
    Inc...........................................          3,200           4,400
  +Players International, Inc.....................          5,400          57,713
  +Regal Cinemas, Inc.............................          3,350          99,663
  +Roadmaster Industries, Inc.....................          9,200          21,850
  +Score Board, Inc...............................          1,900           8,313
  Showboat, Inc...................................          2,800          73,850
  Sturm Ruger & Company, Inc......................          2,400          65,700
  Thor Industries, Inc............................          1,600          31,000
  Winnebago Industries, Inc.......................          4,600          35,650
  +WMS Industries, Inc............................          4,600          75,325
                                                                   --------------
                                                                        1,147,506
                                                                   --------------
LODGING -- 0.3%
  Marcus Corp.....................................          3,550          97,181
  +Prime Hospitality Corp.........................          5,500          55,000
                                                                   --------------
                                                                          152,181
                                                                   --------------
MACHINERY -- 2.3%
  AGCO Corp.......................................          4,200         214,200
  +Astec Industries, Inc..........................          1,900          18,762
  +Cognex Corp....................................          6,800         236,300
  +Global Industrial Technologies, Inc............          4,300          81,162
  Kysor Industrial Corp...........................          1,100          26,675
  +Lindsay Manufacturing Co.......................            700          26,950
  Manitowoc Company, Inc..........................          1,500          45,937
  +Novellus Systems, Inc..........................          3,100         167,400
  Regal Beloit Corp...............................          3,700          80,475
  Roper Industries, Inc...........................          2,300          84,525
  +Royal Appliance Manufacturing Co...............          4,400          11,000
  SPX Corp........................................          2,300          36,513
  Toro Co.........................................          2,300          75,613
                                                                   --------------
                                                                        1,105,512
                                                                   --------------
MEDIA -- 0.6%
  +Catalina Marketing Corp........................          1,700         106,675
  +International Family Entertainment, Inc. (Class
    'B' Stock)....................................          6,800         111,350
  +NTN Communications, Inc........................          4,100          18,706
  +Westcott Communications, Inc...................          3,700          50,875
                                                                   --------------
                                                                          287,606
                                                                   --------------
METALS - DIVERSIFIED -- 1.0%
  Amcast Industrial Corp..........................          1,600          29,200
  AMCOL International Corp........................          3,600          51,300
  Brenco, Inc.....................................          1,700          17,425
  +Castech Aluminum Group, Inc....................          2,400          32,400
  Glamis Gold, Ltd................................          5,000          31,250
  Handy & Harman..................................          2,700          44,550
  +Hecla Mining Co................................          8,600          59,125
  +Magma Copper Co................................          8,100         225,788
                                                                   --------------
                                                                          491,038
                                                                   --------------
MINERAL RESOURCES -- 0.3%
  Coeur D'Alene Mines Corp........................          3,400          58,225
  Dravo Corp......................................          2,800          33,600
  +Sunshine Mining and Refining Co................         34,200          47,025
                                                                   --------------
                                                                          138,850
                                                                   --------------

                                      B40

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 4.9%
  Air Express International Corp..................          2,900  $       66,700
  +Alliant Techsystems, Inc.......................          2,300         116,438
  AMTROL, Inc.....................................          1,300          19,825
  Apogee Enterprises, Inc.........................          2,600          44,200
  Aquarion Co.....................................          1,200          30,600
  Bassett Furniture Industries, Inc...............          2,700          62,775
  Butler Manufacturing Co.........................          1,400          54,950
  BW/IP, Inc. (Class 'A' Stock)...................          4,200          69,300
  Clarcor, Inc....................................          2,700          55,013
  Consumers Water Co..............................          1,300          23,725
  +Cyrk International, Inc........................          2,000          19,500
  +Fibreboard Corp................................          1,600          35,800
  +Figgie International, Inc. (Class 'A' Stock)...          3,000          31,125
  Fisher Scientific International, Inc............          3,000         100,125
  +Flow International Corp........................          2,800          26,250
  +Gentex Corp....................................          2,700          59,400
  Greenfield Industries, Inc......................          2,900          90,625
  +Griffon Corp...................................          5,400          48,600
  Harmon Industries, Inc..........................          1,200          18,900
  Hayes Wheels International, Inc.................          3,200          82,000
  Insteel Industries, Inc.........................          1,600          11,000
  +Intermet Corp..................................          4,400          46,200
  +Jan Bell Marketing, Inc........................          4,500          11,250
  Justin Industries, Inc..........................          4,900          53,900
  K-Swiss, Inc. (Class 'A' Stock).................          1,100          11,962
  +L.A. Gear, Inc.................................          3,900           6,825
  +Lydall, Inc....................................          3,300          75,075
  Medusa Corp.....................................          3,000          79,500
  +Mohawk Industries, Inc.........................          6,000          93,750
  +Mueller Industries, Inc........................          3,100          90,675
  O'Sullivan Corp.................................          3,000          31,125
  +Paragon Trade Brands, Inc......................          2,100          49,088
  +SPS Technologies, Inc..........................          1,000          53,375
  Standex International Corp......................          2,600          85,150
  Texas Industries, Inc...........................          2,100         111,300
  +Timberland Co. (Class 'A' Stock)...............          2,000          39,750
  TJ International, Inc...........................          3,200          59,200
  Tredegar Industries, Inc........................          1,500          48,750
  Valmont Industries, Inc.........................          2,300          56,924
  Walbro Corp.....................................          1,600          28,800
  +Whittaker Corp.................................          1,500          32,625
  +Wolverine Tube, Inc............................          2,600          97,500
  Wolverine World Wide, Inc.......................          3,350         105,525
                                                                   --------------
                                                                        2,335,100
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.9%
  +DeVRY, Inc.....................................          3,000          81,000
  Hughes Supply, Inc..............................          1,100          31,075
  Ideon Group, Inc................................          5,200          52,650
  +Mail Boxes, Etc................................          2,000          25,000
  +Merisel, Inc...................................          5,600          24,500
  Philadelphia Suburban Corp......................          2,200          45,650
  Southern California Water Co....................          1,500          30,375
  +Valassis Communications, Inc...................          8,200         143,500
                                                                   --------------
                                                                          433,750
                                                                   --------------
PETROLEUM -- 0.4%
  Cabot Oil & Gas Corp. (Class 'A' Stock).........          4,200          61,425
  KN Energy, Inc..................................          5,100         148,538
                                                                   --------------
                                                                          209,963
                                                                   --------------

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
PETROLEUM SERVICES -- 1.8%
  Camco International, Inc........................          4,600  $      128,800
  +Hornbeck Offshore Services, Inc................          2,200          43,175
  +Landmark Graphics Corp.........................          2,700          62,775
  +Mesa, Inc......................................         11,900          44,625
  +Newfield Exploration Co........................          3,100          83,700
  +Noble Drilling Corp............................         15,200         136,800
  +Offshore Logistics, Inc........................          3,700          46,713
  Piedmont Natural Gas Company, Inc...............          5,200         120,900
  +Pool Energy Services Co........................          2,400          22,800
  +Pride Petroleum Services, Inc..................          4,600          48,875
  Production Operators Corp.......................          1,600          52,800
  +Seitel, Inc....................................          1,722          60,915
                                                                   --------------
                                                                          852,878
                                                                   --------------
RAILROADS -- 0.1%
  +RailTex, Inc...................................          1,600          33,600
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.3%
  +Toll Brothers, Inc.............................          6,300         144,900
                                                                   --------------
RESTAURANTS -- 1.0%
  Applebee's International, Inc...................          5,700         129,675
  +Au Bon Pain, Inc. (Class 'A' Stock)............          2,200          18,150
  +Bertucci's, Inc................................          1,500           7,500
  +Checkers Drive-In Restaurants, Inc.............          9,700          10,003
  +Cheesecake Factory.............................          1,700          36,550
  +Flagstar Companies, Inc........................          7,700          24,063
  +Foodmaker, Inc.................................          5,700          33,487
  +Fresh Choice, Inc..............................          1,000           6,250
  +IHOP Corp......................................          1,700          44,200
  +Showbiz Pizza Time, Inc........................          2,300          27,888
  +Sonic Corp.....................................          2,350          44,650
  +Taco Cabana (Class 'A' Stock)..................            800           4,000
  TCBY Enterprises, Inc...........................          4,600          18,400
  +TPI Enterprises, Inc...........................          3,600          11,250
  +Triarc Companies, Inc. (Class 'A' Stock).......          5,500          60,500
                                                                   --------------
                                                                          476,566
                                                                   --------------
RETAIL -- 3.4%
  Arbor Drugs, Inc................................          4,650          97,650
  Big B, Inc......................................          3,100          31,000
  +Bombay Company, Inc............................          6,900          43,987
  +Books-A-Million, Inc...........................          3,300          42,488
  Casey's General Stores, Inc.....................          4,500          98,438
  Cash America International, Inc.................          5,000          27,500
  Cato Corp. (Class 'A' Stock)....................          4,600          35,650
  +CompUSA, Inc...................................          3,900         121,387
  +Damark International, Inc......................          1,400          10,500
  +Designs, Inc...................................          2,900          20,300
  +Dress Barn, Inc................................          3,900          38,513
  +Eagle Hardware & Garden, Inc...................          4,300          32,250
  Fabri-Centers of America (Class 'A' Stock)......          3,500          46,375
  Fay's, Inc......................................          3,800          28,500
  +Filene's Basement Corp.........................          3,600           8,325
  +Forschner Group, Inc...........................          1,400          17,325
  +Gottschalks, Inc...............................          1,900           9,975
  Hechinger Co. (Class 'A' Stock).................          8,000          35,000
  +Hi-Lo Automotive, Inc..........................          1,800           9,225
  J. Baker, Inc...................................          2,600          14,950
  +Lechters, Inc..................................            900           5,794
  +Levitz Furniture, Inc..........................          5,600          18,900
  Lillian Vernon Corp.............................          1,800          24,075
  +Michaels Stores, Inc...........................          4,000          55,000

                                      B41

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  +MicroAge, Inc..................................          2,700  $       21,937
  +Musicland Stores Corp..........................          6,400          27,200
  Oshkosh B' Gosh, Inc. (Class 'A' Stock).........          2,200          38,500
  +Payless Cashways, Inc..........................          7,200          30,600
  Pier 1 Imports, Inc.............................          7,300          83,037
  +Proffitt's, Inc................................          1,800          47,250
  Ross Stores, Inc................................          4,700          89,887
  Russ Berrie & Company, Inc......................          4,000          50,500
  +Shoe Carnival, Inc.............................          2,300           8,625
  Shopko Stores, Inc..............................          6,000          67,500
  +Sports & Recreation, Inc.......................          3,700          26,363
  +Stein Mart, Inc................................          4,000          44,000
  Strawbridge & Clothier (Class 'A' Stock)........          1,700          40,800
  +Tyco Toys, Inc.................................          6,400          28,800
  Venture Stores, Inc.............................          3,200          10,800
  +Whole Foods Market, Inc........................          2,500          34,687
  +Williams-Sonoma, Inc...........................          4,600          85,100
                                                                   --------------
                                                                        1,608,693
                                                                   --------------
STEEL -- 0.8%
  +Acme Metals, Inc...............................          2,100          29,925
  Birmingham Steel Corp...........................          5,400          80,325
  Commercial Metals Co............................          2,900          71,775
  +Material Sciences Corp.........................          2,900          43,138
  +Northwestern Steel and Wire Co.................          4,500          36,563
  +NS Group, Inc..................................          2,600           6,500
  Quanex Corp.....................................          2,400          46,500
  Steel Technologies, Inc.........................          2,300          19,837
  +WHX Corp.......................................          4,800          52,200
                                                                   --------------
                                                                          386,763
                                                                   --------------
TELECOMMUNICATIONS -- 2.2%
  +Aspect Telecommunications Corp.................          3,900         130,650
  +BroadBand Technologies, Inc....................          2,400          39,000
  +California Microwave, Inc......................          2,800          46,550
  +Cellular Communications, Inc. (Class 'A'
    Stock)........................................          2,300         114,425
  +Centigram Communications Corp..................          1,200          23,700
  +CommNet Cellular, Inc..........................          2,500          72,187
  +Compression Labs, Inc..........................          2,900          18,125
  +Digi International, Inc........................          2,600          49,400
  +Digital Microwave Corp.........................          3,000          30,000
  +Geotek Communications, Inc.....................          9,500          59,968
  +InterVoice, Inc................................          3,000          57,000
  +Network Equipment Technologies, Inc............          3,600          98,550
  +Picturetel Corp................................          5,800         250,125
  +Symmetricom, Inc...............................          2,800          38,500
                                                                   --------------
                                                                        1,028,180
                                                                   --------------
TEXTILES -- 1.9%
  +Ashworth, Inc..................................          2,200          11,275
  Authentic Fitness Corp..........................          3,700          76,775
  +Cone Mills Corp................................          5,100          57,375
  Delta Woodside Industries, Inc..................          4,600          30,475
  Dixie Yarns, Inc................................          1,700           6,587
  +Fieldcrest Cannon, Inc.........................          1,600          26,600
  G & K Services, Inc. (Class 'A' Stock)..........          3,300          84,150

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  +Galey & Lord, Inc..............................          2,100  $       22,575
  Guilford Mills, Inc.............................          2,600          52,975
  Haggar Corp.....................................          1,600          28,800
  +Hartmarx Corp..................................          6,100          26,687
  Johnston Industries, Inc........................          1,800          14,400
  Kellwood Co.....................................          3,800          77,425
  +Nautica Enterprises, Inc.......................          3,750         164,063
  Oxford Industries, Inc..........................          1,600          26,800
  Phillips-Van Heusen Corp........................          5,000          49,375
  +Pillowtex Corp.................................          1,900          22,087
  St. John Knits, Inc.............................          1,600          85,000
  +Tultex Corp....................................          5,500          22,688
                                                                   --------------
                                                                          886,112
                                                                   --------------
TOBACCO -- 0.3%
  Dimon, Inc......................................          6,800         119,850
                                                                   --------------
TRUCKING/SHIPPING -- 1.3%
  +American Freightways, Inc......................          5,800          60,175
  Arkansas Best Corp..............................          3,400          26,775
  Frozen Food Express Industries, Inc.............          2,800          24,500
  +Heartland Express, Inc.........................          3,233          63,852
  +Kirby Corp.....................................          5,100          82,875
  +Landstar Systems, Inc..........................          2,300          61,525
  +M.S. Carriers, Inc.............................          1,900          38,000
  Rollins Truck Leasing Corp......................          8,300          92,337
  TNT Freightways Corp............................          3,900          78,487
  Werner Enterprises, Inc.........................          4,600          93,150
                                                                   --------------
                                                                          621,676
                                                                   --------------
UTILITY - ELECTRIC -- 1.6%
  Bangor Hydro-Electric Co........................          1,200          13,800
  Central Hudson Gas & Electric Corp..............          3,300         101,888
  Central Vermont Public Service Corp.............          2,200          29,425
  Commonwealth Energy System......................          2,000          89,500
  Eastern Utilities Associates....................          3,800          89,775
  Green Mountain Power Corp.......................            900          24,975
  Interstate Power Co.............................          1,800          59,850
  Orange & Rockland Utilities, Inc................          2,500          89,375
  Sierra Pacific Resources........................          5,400         126,225
  TNP Enterprises, Inc............................          2,000          37,500
  United Illuminating Co..........................          2,600          97,175
                                                                   --------------
                                                                          759,488
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $40,606,241).............................................      43,203,176
                                                                   --------------

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 15.1%                        AMOUNT          VALUE
                                                    -------------  --------------
REPURCHASE AGREEMENTS -- 14.9%
  Joint Repurchase Agreement Account,
    5.839%, 01/02/96 (see Note 4).................  $   7,088,000  $    7,088,000
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.2%
  US Treasury Bills,
    5.230%, 03/14/96..............................        100,000          98,954
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS.....................................  $    7,186,954
                                                                   --------------

                                      B42

DECEMBER 31, 1995

##
VARIATION MARGIN ON OPEN FUTURES CONTRACTS -- 0.0%...............
                                                                   $       16,780
                                                                   --------------
LIABILITIES -- (6.2%)
  (net of other assets)..........................................      (2,939,984)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $   47,466,926
                                                                   --------------
                                                                   --------------

+No dividend was paid on this security during the 12 months ending December 31, 1995.

##Open futures contracts as of December 31, 1995 are as follows:

     PAR VALUE
COVERED BY CONTRACT             TYPE             EXPIRATION DATE  VALUE OF CONTRACTS
                      MIDCAP 400 Index Futures
                      (30 contracts)
     $3,257,100                                      Mar 96           $3,270,750
                      S&P 500 Index Futures
                      (3 contracts)
      $930,100                                       Mar 96            $927,675
     $4,187,200                                                       $4,198,425

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      B43

                            GLOBAL EQUITY PORTFOLIO

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 93.4%                                 SHARES          VALUE
                                                    -------------  --------------
AUSTRALIA -- 4.9%
  Brambles Industries, Ltd.
    (Miscellaneous - Basic Industry)..............        393,500  $    4,382,900
  Broken Hill Proprietary Co., Ltd.
    (Metals - Diversified)........................        428,331       6,043,085
  Coca-Cola Amatil, Ltd.
    (Foods).......................................      1,060,632       8,450,649
  Publishing and Broadcasting, Ltd.
    (Media).......................................        152,400         530,742
  Qantas Airways, Ltd.
    (Airlines)....................................        317,000         527,270
                                                                   --------------
                                                                       19,934,646
                                                                   --------------
BELGIUM -- 1.0%
  Bekaert, SA
    (Miscellaneous - Basic Industry)..............          4,900       4,036,694
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 2.4%
  Linde, AG
    (Machinery)...................................          8,040       4,684,636
  Siemens, AG
    (Electrical Equipment)........................          9,000       4,918,204
                                                                   --------------
                                                                        9,602,840
                                                                   --------------
FINLAND -- 0.7%
  Nokia Corp. (Class 'A' Stock)
    (Telecommunications)..........................         71,900       2,772,427
                                                                   --------------
FRANCE -- 5.7%
  Carrefour Supermarche, SA
    (Retail)......................................          9,400       5,691,919
  Imetal
    (Mineral Resources)...........................         29,552       3,523,473
  **Lafarge, SA
    (Construction)................................          1,210          77,806
  Lafarge, SA
    (Construction)................................         62,491       4,018,325
  Legrand, SA
    (Electrical Equipment)........................         26,900       4,144,788
  Plastic Omnium
    (Autos - Cars & Trucks).......................          7,265         497,511
  Valeo, SA
    (Autos - Cars & Trucks).......................        105,785       4,889,848
                                                                   --------------
                                                                       22,843,670
                                                                   --------------
HONG KONG -- 8.3%
  CDL Hotels International, Ltd.
    (Real Estate Development).....................      4,950,145       2,528,687
  Citic Pacific, Ltd.
    (Miscellaneous - Basic Industry)..............      1,870,000       6,396,573
  Guoco Group, Ltd.
    (Financial Services)..........................      1,553,000       7,531,523
  Henderson Land Development
    (Real Estate Development).....................        677,000       4,079,948
  Hung Hing Printing Group, Ltd.
    (Miscellaneous - Basic Industry)..............      3,452,000         830,355
  Hutchison Whampoa, Ltd.
    (Miscellaneous - Basic Industry)..............      1,051,000       6,388,231
  New World Development Co., Ltd.
    (Real Estate Development).....................      1,210,000       5,257,808
                                                                   --------------
                                                                       33,013,125
                                                                   --------------

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
INDONESIA -- 1.0%
  PT Kabelmetal Indonesia (Foreign)
    (Telecommunications)..........................        943,400  $      773,616
  Sampoerna H.M. (Foreign)
    (Tobacco).....................................        313,000       3,257,993
                                                                   --------------
                                                                        4,031,609
                                                                   --------------
ITALY -- 1.2%
  Telecom Italia Mobile SpA
    (Telecommunications)..........................      2,700,000       4,750,548
                                                                   --------------
JAPAN -- 16.9%
  Aiwa, Co.
    (Electronics).................................        127,000       2,970,904
  Daibiru Corp.
    (Real Estate Development).....................        177,000       2,001,837
  DDI Corp.
    (Telecommunications)..........................            540       4,175,930
  Keyence Corp.
    (Electrical Equipment)........................         31,800       3,657,999
  Mitsubishi Bank
    (Banks and Savings & Loans)...................         81,000       1,902,658
  Mitsui Fudosan
    (Real Estate Development).....................        400,000       4,910,585
  Nichiei Co., Ltd.
    (Financial Services)..........................         96,000       7,145,481
  Nintendo Corp. Ltd.
    (Other Technology)............................        129,000       9,788,787
  Nippon Television Network
    (Media).......................................         20,500       5,469,309
  Nissen Co., Ltd.
    (Retail)......................................          1,420          33,218
  Nomura Securities Co., Ltd
    (Financial Services)..........................        200,000       4,349,928
  Omron Corp.
    (Electronics).................................        178,000       4,095,118
  Onward Kashiyama Co., Ltd.
    (Textiles)....................................        100,000       1,623,973
  Rohm Co.
    (Electronics).................................         88,000       4,959,304
  Sanwa Bank, Ltd.
    (Banks and Savings & Loans)...................        102,000       2,070,565
  Sony Music Entertainment, Inc.
    (Leisure).....................................        117,600       6,138,618
  Sumitomo Bank
    (Banks and Savings & Loans)...................        102,000       2,159,304
                                                                   --------------
                                                                       67,453,518
                                                                   --------------
MALAYSIA -- 2.2%
  I.J.M. Corp. Berhad
    (Construction)................................      3,250,000       5,171,328
  Renong Berhad
    (Miscellaneous - Basic Industry)..............      2,428,000       3,595,620
                                                                   --------------
                                                                        8,766,948
                                                                   --------------
MEXICO -- 1.2%
  Apasco, SA de CV
    (Miscellaneous - Basic Industry)..............        469,700       1,926,349
  Cifra, SA de CV (Class 'B' Stock)
    (Retail)......................................      1,387,800       1,444,537
  Fomento Economico Mexicano, SA de CV (Class 'B'
    Stock)
    (Miscellaneous - Basic Industry)..............        665,100       1,496,799
                                                                   --------------
                                                                        4,867,685
                                                                   --------------

                                      B44

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
NETHERLANDS -- 2.5%
  Heineken, N.V.
    (Beverages)...................................         34,225  $    6,060,762
  Royal Dutch Petroleum
    (Petroleum)...................................         29,500       4,113,902
                                                                   --------------
                                                                       10,174,664
                                                                   --------------
NEW ZEALAND -- 0.4%
  Fletcher Challenge Forestry Division
    (Forest Products).............................        279,204         397,640
  Fletcher Challenge, Ltd.
    (Forest Products).............................        453,800       1,046,531
                                                                   --------------
                                                                        1,444,171
                                                                   --------------
REPUBLIC OF KOREA -- 0.9%
  Samsung Electronics (New Common 3)
    (Electronics).................................            587         106,315
  Samsung Electronics Co.
    (Electronics).................................         13,830       2,513,735
  Samsung Electronics Co. (New)
    (Electronics).................................          5,810       1,048,534
                                                                   --------------
                                                                        3,668,584
                                                                   --------------
SINGAPORE -- 3.9%
  Overseas Chinese Banking Corp., Ltd. (Foreign)
    (Banks and Savings & Loans)...................        330,000       4,129,958
  Overseas Union Bank, Ltd. (Foreign)
    (Banks and Savings & Loans)...................        925,000       6,376,830
  Sembawang Maritime, Ltd.
    (Trucking/Shipping)...........................        883,500       2,811,107
  Wing Tai Holdings, Ltd.
    (Miscellaneous - Basic Industry)..............      1,070,250       2,186,964
                                                                   --------------
                                                                       15,504,859
                                                                   --------------
SPAIN -- 2.2%
  Banco Popular Espanol, SA
    (Banks and Savings & Loans)...................         23,800       4,377,573
  Centros Commerciales Pryca, SA
    (Retail)......................................        116,762       2,443,317
  Dragados Y Construcciones, SA
    (Construction)................................        141,500       1,855,699
                                                                   --------------
                                                                        8,676,589
                                                                   --------------
SWEDEN -- 4.3%
  Astra, AB (Series 'B' Free)
    (Drugs and Hospital Supplies).................        181,350       7,173,439
  Autoliv, AB (Free)
    (Autos - Cars & Trucks).......................         60,000       3,501,363
  Hennes & Mauritz (Series 'B' Free)
    (Retail)......................................         71,000       3,951,065
  Mo Och Domsjo, AB (Series 'B' Free)
    (Forest Products).............................         64,700       2,753,879
                                                                   --------------
                                                                       17,379,746
                                                                   --------------
THAILAND -- 0.0%
  Land & House Public Co., Ltd. (Foreign)
    (Construction)................................          7,500         123,263
                                                                   --------------
UNITED KINGDOM -- 10.7%
  Bank of Ireland
    (Banks and Savings & Loans)...................        700,000       5,108,712
  Barclays, PLC
    (Banks and Savings & Loans)...................        294,000       3,369,141

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  Britannic Assurance, PLC
    (Insurance)...................................         28,000  $      333,914
  British Sky Broadcasting Group, PLC
    (Media).......................................        738,900       4,664,033
  Carlton Communications
    (Communications)..............................        229,300       3,437,730
  Commercial Union, PLC
    (Insurance)...................................        324,000       3,159,513
  Guest Kean & Nettlefolds, PLC
    (Autos - Cars & Trucks).......................        536,170       6,485,678
  **Guest Kean & Nettlefolds, PLC
    (Autos - Cars & Trucks).......................         22,870         276,643
  J. Sainsbury, PLC
    (Retail)......................................        356,700       2,173,994
  Siebe, PLC
    (Machinery)...................................        596,340       7,347,784
  Vodafone Group, PLC
    (Telecommunications)..........................      1,790,700       6,423,183
                                                                   --------------
                                                                       42,780,325
                                                                   --------------
UNITED STATES -- 23.0%
  Gucci Group
    (Textiles)....................................        106,900       4,155,738
  Mattel, Inc.
    (Leisure).....................................        280,887       8,637,275
  McDonald's Corp.
    (Restaurants).................................        125,100       5,645,138
  MCI Communications Corp.
    (Telecommunications)..........................        251,800       6,578,275
  +Microsoft Corp.
    (Computer Services)...........................         95,700       8,397,675
  +Mirage Resorts, Inc.
    (Leisure).....................................        157,000       5,416,500
  Mobil Corp.
    (Petroleum)...................................         63,700       7,134,400
  Norwest Corp.
    (Banks and Savings & Loans)...................        203,600       6,718,800
  +Oracle Corp.
    (Computer Services)...........................        132,000       5,593,500
  **Qantas Airways, Ltd., ADR
    (Airlines)....................................         51,300         853,278
  SGS Thomson Microelectronics, N.V.
    (Electronics).................................         76,000       3,059,000
  +Silicon Graphics, Inc.
    (Computer Services)...........................        252,000       6,930,000
  Texas Instruments, Inc.
    (Electronics).................................         88,000       4,554,000
  Tiffany & Co.
    (Retail)......................................         72,000       3,627,000
  Time Warner, Inc.
    (Media).......................................        135,800       5,143,425
  +Viacom, Inc. (Class 'A' Stock)
    (Media).......................................        115,000       5,275,625
  Walt Disney Co.
    (Leisure).....................................         72,500       4,277,500
                                                                   --------------
                                                                       91,997,129
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $331,329,354)............................................     373,823,040
                                                                   --------------

                                      B45

DECEMBER 31, 1995

                                                                       MARKET
RIGHTS AND WARRANTS -- 1.0%                            SHARES          VALUE
                                                    -------------  --------------
FRANCE -- 0.0%
  **Lafarge (Warrants), Expire 04/01/96,
    (Construction)................................          1,000  $          428
                                                                   --------------
SINGAPORE -- 0.5%
  United Overseas Bank Ltd. (Warrants), Expire
    06/17/97,
    (Banks and Savings & Loans)...................        510,800       2,058,658
                                                                   --------------
SWITZERLAND -- 0.1%
  \Nitori Co., Ltd. (Warrants), Expire 02/06/98,
    (Furniture)...................................          2,232         216,624
                                                                   --------------
UNITED STATES -- 0.4%
  #Onward Kashiyama Co., Ltd. (Warrants), Expire
    03/26/96,
    (Textiles)....................................            580       1,634,875
                                                                   --------------
TOTAL RIGHTS AND WARRANTS
  (Cost $3,712,601)..............................................       3,910,585
                                                                   --------------

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 0.8%                         AMOUNT          VALUE
                                                    -------------  --------------
UNITED STATES
  )Triparty Repo,
    5.900%, 1/2/96................................  $   3,163,000  $    3,163,000
                                                                   --------------
OTHER ASSETS -- 4.8%
  (net of liabilities)...........................................      19,202,909
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  400,099,534
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    AB                  Akiteboiag (Swedish Stock Company)
    ADR                 American Depository Receipt
    AG                  Aktiengesellschaft (West German Stock Company)
    N.V.                Naamloze Vennootschap (Dutch Corporation)
    PLC                 Public Limited Company (British Corporation)
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)

#These are American warrants with an underlying Japanese security.

\These are Swiss warrants with an underlying Japanese security.

**Indicates a restricted security; the aggregate cost of the restricted securities is $1,003,876. The aggregate value, $1,208,155 is approximately .30% of net assets. (See Note 2)

+No dividend was paid on this security during the 12 months ending December
 31, 1995.

)Triparty Repo, 5.900%, entered 12/29/95; maturing 01/02/96 in the amount of $3,163,000; Collateralized by $3,174,000 United States Treasury Notes, 6.1250%, 05/31/97.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      B46

                          NATURAL RESOURCES PORTFOLIO

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS -- 92.9%                                 SHARES          VALUE
                                                    -------------  --------------
ALUMINUM -- 4.4%
  Aluminum Co. of America.........................        175,000  $    9,253,125
  Comalco, Ltd., ADR..............................        134,900       3,617,532
                                                                   --------------
                                                                       12,870,657
                                                                   --------------
CHEMICALS -- 2.7%
  Arcadian Corp...................................        171,800       3,328,625
  +Sherritt, Inc..................................        365,000       4,714,639
                                                                   --------------
                                                                        8,043,264
                                                                   --------------
CHEMICALS - SPECIALTY -- 1.4%
  First Mississippi Corp..........................        155,000       4,107,500
                                                                   --------------
CONSTRUCTION -- 1.4%
  +J. Ray McDermott, SA...........................        226,100       4,041,538
                                                                   --------------
DIVERSIFIED GAS -- 11.3%
  Arethusa (Off-Shore) Ltd........................        142,500       3,990,000
  +Beau Canada Exploration, Ltd. (Class 'A'
    Stock)........................................        810,900         968,682
  Cross Timbers Oil Co............................        220,200       3,881,025
  +Rigel Energy Corp..............................        318,600       2,807,663
  Sonat Offshore Drilling, Inc....................        132,700       5,938,325
  +Talisman Energy, Inc...........................        316,500       6,407,704
  USX-Delhi Group.................................        139,200       1,444,200
  Weatherford Enterra, Inc........................        103,174       2,979,149
  Western Gas Resources, Inc......................        294,400       4,747,200
                                                                   --------------
                                                                       33,163,948
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.3%
  +Core Laboratories N.V..........................         80,600         967,200
                                                                   --------------
FOREST PRODUCTS -- 8.1%
  +Asia Pacific Resource International Holdings
    Ltd...........................................        441,700       2,098,075
  Fletcher Challenge, Ltd., ADR...................        431,200       6,198,500
  Louisiana-Pacific Corp..........................        270,000       6,547,500
  Rayonier, Inc...................................        188,200       6,281,175
  Timberwest Forest, Ltd..........................        244,700       2,555,497
                                                                   --------------
                                                                       23,680,747
                                                                   --------------
GAS PIPELINES -- 4.7%
  Enron Oil & Gas Co..............................         98,900       2,373,600
  +Reading & Bates Offshore Drilling Co...........        253,500       3,802,500
  +Seagull Energy Corp............................        161,900       3,602,275
  +Tejas Gas Corp.................................         73,645       3,893,979
                                                                   --------------
                                                                       13,672,354
                                                                   --------------
METALS - DIVERSIFIED -- 8.2%
  Cambior, Inc....................................        160,000       1,744,228
  Cambior, Inc....................................        380,000       4,132,500
  Cameco Corporation..............................        166,300       6,185,214
  +Firstmiss Gold, Inc............................        177,211       3,942,945
  Kloof Gold Mining Company Ltd., ADR.............        257,900       2,433,931
  +Stillwater Mining Co...........................        290,800       5,597,900
                                                                   --------------
                                                                       24,036,718
                                                                   --------------
MINERAL RESOURCES -- 26.1%
  Agnico-Eagle Mines, Ltd.........................        464,500       5,864,313
  Barrick Gold Corporation........................        229,953       6,065,010
  +Barrington Petroleum Ltd.......................        398,400       1,153,301
  Battle Mountain Gold Co.........................        154,200       1,291,425
  +Chancellor Energy Resources, Inc...............      1,285,000         517,955
  +Chancellor Energy Resources, Inc...............      1,423,100         573,620
  Coeur D'Alene Mines Corp........................         90,525       1,550,241
  CRA Limited, ADR................................         65,700       3,858,935

DECEMBER 31, 1995

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
                                                    -------------  --------------
  +Falcon Drilling Company, Inc...................        184,300  $    2,764,500
  Freeport-McMoRan Copper & Gold, Inc. (Class 'A'
    Stock)........................................        147,200       4,103,200
  Inco, Ltd.......................................        134,000       4,455,500
  Newmont Mining Corp.............................        120,007       5,430,317
  Pegasus Gold, Inc...............................        163,400       2,267,175
  Placer Dome, Inc................................        189,700       4,576,513
  Potash Corp. of Saskatchewan, Inc...............        119,400       8,462,475
  +Rio Alto Exploration Ltd.......................        343,200       1,351,923
  Sante Fe Pacific Gold Corp......................        443,300       5,375,013
  +Seacor Holdings................................         88,300       2,384,100
  +Tesco Corporation..............................        293,800       1,426,474
  +Tom Brown, Inc.................................        300,000       4,387,500
  +TVX Gold, Inc..................................        570,000       4,061,250
  Western Mining Corp. Holdings, Ltd., ADR........        178,100       4,652,863
                                                                   --------------
                                                                       76,573,603
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.8%
  TJ International, Inc...........................        131,400       2,430,900
                                                                   --------------
PETROLEUM -- 6.8%
  Anadarko Petroleum Corp.........................         90,300       4,887,488
  NGC Corp........................................        496,788       4,408,994
  +Northstar Energy Corp..........................        548,400       5,626,676
  Parker & Parsley Petroleum Co...................        137,800       3,031,600
  +Stolt Comex Seaway, SA.........................        209,000       1,776,500
                                                                   --------------
                                                                       19,731,258
                                                                   --------------
PETROLEUM SERVICES -- 16.7%
  Abacan Resource Corp............................        522,600       1,404,488
  +Cairn Energy USA, Inc..........................        252,500       3,535,000
  Camco International, Inc........................        125,000       3,500,000
  Coflexip, ADR...................................        270,299       5,101,894
  +Crestar Energy, Inc............................         19,000         262,825
  **+Crestar Energy, Inc..........................        209,000       2,891,077
  +Dreco Energy Services, Ltd. (Class 'A'
    Stock)........................................         83,700       1,485,675
  +ENSCO International, Inc.......................        175,800       3,647,850
  +Hornbeck Offshore Services, Inc................        147,800       2,900,575
  ICO, Inc........................................        182,700         890,663
  +Marine Drilling Co., Inc.......................      1,147,900       5,882,988
  +Newfield Exploration Co........................        164,200       4,433,400
  Noble Affiliates, Inc...........................        228,300       6,820,463
  +Noble Drilling Corp............................        133,600       1,202,400
  +PetroCorp, Inc.................................        206,600       1,497,850
  +Pride Petroleum Services, Inc..................        227,000       2,411,875
  +Varco International, Inc.......................         69,300         831,600
                                                                   --------------
                                                                       48,700,623
                                                                   --------------
TOTAL COMMON STOCKS
  (Cost $230,530,554)............................................     272,020,310
                                                                   --------------

                                                                       MARKET
PREFERRED STOCKS -- 4.2%                               SHARES          VALUE
                                                    -------------  --------------
MINERAL RESOURCES -- 1.3%
  Amax Gold, Inc. (Conv.), Series B...............         47,500       2,588,750
  Freeport - McMoRan Copper & Gold, Inc...........         57,000       1,204,125
                                                                   --------------
                                                                        3,792,875
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.1%
  Hecla Mining Co. (Cum. Conv.), Series B.........         82,700       3,308,000
                                                                   --------------

                                      B47

DECEMBER 31, 1995

                                                                       MARKET
PREFERRED STOCKS (CONTINUED)                           SHARES          VALUE
                                                    -------------  --------------
PETROLEUM SERVICES -- 1.8%
  Noble Drilling Corp. (Cum. Conv.)...............        142,500  $    3,669,375
  Reading & Bates Corp. (Cum. Conv.)..............         37,900       1,705,500
                                                                   --------------
                                                                        5,374,875
                                                                   --------------
TOTAL PREFERRED STOCKS
  (Cost $12,008,616).............................................      12,475,750
                                                                   --------------

                                                                       MARKET
RIGHTS AND WARRANTS -- 0.1%                            SHARES          VALUE
                                                    -------------  --------------
PETROLEUM SERVICES
  BJ Services Company (Warrants)..................         32,440         247,355
                                                                   --------------
  (Cost $56,770)

                                                         PAR           MARKET
CONVERTIBLE BONDS -- 1.3%                               VALUE          VALUE
                                                    -------------  --------------
INDUSTRIAL
  Coeur d'Alene Mines Corp.,
    6.375%, 01/31/04..............................  $   4,099,000       3,883,803
                                                                   --------------
  (Cost $3,926,702)

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS -- 1.4%                         AMOUNT          VALUE
                                                    -------------  --------------
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account,
    5.839%, 01/02/96 (see Note 4).................      4,488,000       4,488,000
                                                                   --------------

CALL OPTIONS WRITTEN -- .1%

   PAR                          STRIKE    EXPIRATION
  VALUE          ISSUE           PRICE       DATE      PREMIUMS PAID
           Potash Corp. of
           Saskatchewan, Inc.
44,000                            70       Jan. 20,      (132,000)
                                             1996
Total Options Written (Premiums Received - $163,675)     (132,000)

OTHER ASSETS -- 0.0%
 (net of liabilities)............................................         188,411
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  293,171,629
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:

    ADR                 American Depository Receipt
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)

**Indicates a restricted security; the aggregate cost of the restricted securities is $2,649,951. The aggregate value, 2,891,077 is approximately 1% of net assets. (See Note 2)

+No dividend was paid on this security during the 12 months ending December
 31, 1995.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES C1 THROUGH C13.

                                      B48

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
          FOR THE YEARS ENDED DECEMBER 31, 1995 AND DECEMBER 31, 1994

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of sixteen Portfolios, each with a separate series of capital stock. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts issued by the Companies.

The Zero Coupon Bond Portfolio 1995 was liquidated on November 15, 1995. On that date, all shares held were redeemed and unless otherwise directed, the redemption proceeds were transferred to the Money Market Portfolio in accordance with the prospectus.

The shareholders of Pruco Life Series Fund, Inc. ("Pruco Fund") and the Series Fund approved the merger of the Pruco Fund into the Series Fund as of November 1, 1986. The merger combined five portfolios with identical investment strategies (Money Market, Bond, Common Stock, Aggressively Managed Flexible and Conservatively Managed Flexible) of the Pruco Fund with their counterpart in the Series Fund. The merger was effected by converting the net assets of the Pruco Fund at the merger date into shares of the Series Fund at the share price of that day and was accounted for as a pooling of interest.

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITIES VALUATION: Equity securities are valued at market. Securities traded on a national securities exchange are valued at the last sales price on such exchange as of the close of the New York Stock Exchange or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the securities are valued at the mean between the most recently quoted bid and asked prices, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. ("NASDAQ") are valued at the last sales price or if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determines prices by analysis of quality, coupon, maturity and other adjustment factors. Long-term bonds are valued at market, based on valuation prices by an independent pricing service which determines prices by analysis of quality, coupon, maturity and other adjustment factors. Short-term investments are valued at amortized cost, which with accrued interest approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant amortization of discount or premium to maturity. The interest rates shown for Commercial Paper, Promissory Notes, and certain U.S. Government Agency Obligations on the Schedules of Investments are the discount rates paid at the time of purchase. Any security for which a quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

The ability of issuers of debt securities held by specific Portfolios of the Series Fund to meet their obligations may be affected by economic developments in a specific country or industry.

Each portfolio, other than the Money Market Portfolio, may invest up to 15% of its net assets in securities which are subject to legal or contractual restrictions on resale or for which no readily available market exists ("restricted securities"). The Money Market Portfolio may invest up to 10% of its net assets in restricted securities. Restricted securities are valued pursuant to the valuation procedures noted above.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                       C1

DERIVATIVE FINANCIAL INSTRUMENTS: The Series Fund may engage in various portfolio strategies to seek increased returns by hedging the portfolios against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

OPTION WRITING: When the Series Fund sells an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated on the expiration date as gains from the sale of securities. As to options which are closed, the difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether a gain or loss has been realized.

The Series Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Series Fund's involvement in these financial instruments. Risks arise from the possible movements in foreign exchange rates and securities values underlying these instruments.

STOCK INDEX FUTURES: Portfolios of the Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of their equity portfolios through the use of stock index futures traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Upon entering into a futures contract, a Portfolio is required to pledge to the broker liquid assets equal to the minimum "initial margin," approximately 5% of the contract amount. The Portfolio further agrees to receive or pay to the broker an amount of cash equal to the futures contract's daily fluctuation in value. These receipts or payments are known as the "variation margin" and are recorded as unrealized gains or losses. When a futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

FOREIGN CURRENCY TRANSACTIONS:   The books  and records of  the Series Fund  are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the mid daily rate of exchange as reported by a major New York City bank;

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Since the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, it is not practical to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from change in the market prices of securities held at the end of the fiscal period. Similarly, it is not practical to isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equities sold during the fiscal year.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of government supervision and regulation of foreign security markets.

The Global Equity Portfolio may invest up to 100% of its total assets in common stock and convertible securities denominated in a foreign currency and issued by foreign or domestic issuers. The Bond and High Yield Bond Portfolios may each invest up to 20% of their assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. In addition, the bond components of the Conservatively Managed Flexible and Aggressively Managed Flexible Portfolios may each invest up to 20% of their assets in such securities. [Further, the High Dividend Stock and Aggressively Managed Flexible Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or domestic issuers. In addition, Common Stock and Natural Resources Portfolios may invest up to 30% of their total assets in non-United States currency denominated common stock and fixed-income securities convertible into common stock of foreign and U.S. issuers.]

                                       C2

Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from holding of foreign currencies; currency gains or losses realized between the trade and settlement dates on security transactions; and the difference between the amounts of the dividends and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of unrealized loss on foreign currencies.

FORWARD FOREIGN EXCHANGE CONTRACTS: The Series Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Series Fund's records. However, the effect on operations is recorded from the date the Series Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Long-term security and option transactions are recorded on the first business day following the trade date, except that transactions on the last business day of the reporting cycle are recorded on that date. Short-term security and futures transactions are recorded on trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

DISTRIBUTIONS AND TAXES: The Portfolios of the Series Fund intend to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Series Fund of Federal income taxes. To so qualify, the Series Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carry forward. As of December 31, 1995, (based on an October 31 measurement period) the High Yield Bond Portfolio had a net capital loss carry forward of $20,939,951 ($3,756,791 expiring in 1999, $1,384,431 expiring in 2002, and $15,798,729 expiring in
2003). The Government Securities Portfolio had a net capital loss carry forward of $22,539,329 ($6,229,349 expiring in 2002, $16,310,043 expiring in 2003).
Finally, the Growth Stock Portfolio had a net capital loss carry forward of $102,752 (expiring in 2003). These amounts will be available to offset any future taxable gains.

The Money Market Portfolio declares dividends of net investment income (including realized and unrealized gains and losses on Portfolio securities) on each business day. These dividends are reinvested in additional full and fractional shares of the Portfolio. This policy enables the Money Market Portfolio to maintain a net asset value of $10.00 per share. Dividends from investment income of the other Portfolios will normally be declared and reinvested in additional full and fractional shares four times annually.
Dividends from net realized capital gains are declared and reinvested in additional full and fractional shares twice a year.

EXPENSES:   Each Portfolio pays for  certain expenses incurred in its individual operation, and also pays a portion of the Series Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios.

The Series Fund has an arrangement with Chemical Banking Corporation, a custodian bank. On a daily basis, cash funds which are not invested earn a credit which is used to offset custody charges on a Portfolio basis, exclusive of the Global Equity Portfolio, for which Brown Brothers Harriman & Co. is the custodian bank. For the year ended December 31, 1995, the total of the credits used was:

Money Market Portfolio........................................  $  18,025
High Yield Bond Portfolio.....................................     15,358
Aggressively Managed Flexible Portfolio.......................      3,202
Government Securities Portfolio...............................      1,612
Zero Coupon Bond 2000 Portfolio...............................      1,218
Zero Coupon Bond 2005 Portfolio...............................        637
Natural Resources Portfolio...................................        380
Stock Index Portfolio.........................................        170

NOTE 3:  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT AND ACCOUNTING FEES: Pursuant to an investment advisory agreement (the "Agreement"), The Prudential receives an investment management fee, calculated daily, at an effective annual rate of 0.35% of the average daily net assets of the Stock Index Portfolio: 0.40% of the average daily net assets of the Money Market, Bond, Government Securities, Zero Coupon Bond 1995, Zero Coupon Bond 2000, Zero

                                       C3

Coupon Bond 2005, High Dividend Stock, and Small Capitalization Stock Portfolios; 0.45% of average daily net assets of the Common Stock and Natural Resources Portfolios; 0.55% of the average daily net assets of the Conservatively Managed Flexible and the High Yield Bond Portfolios; 0.60% of the average daily net assets of the Aggressively Managed Flexible and Growth Stock Portfolios; and 0.75% of the average daily net assets of the Global Equity Portfolio. Under the Agreement, The Prudential has agreed to refund to a portfolio (other than the Global Equity Portfolio), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets.

DIRECTORS' EXPENSES: The Series Fund pays for the fees and expenses of those members of the Series Fund's Board of Directors who are not officers or employees of The Prudential or its affiliates.

BROKERAGE COMMISSIONS: For the year ended December 31, 1995, Prudential Securities Inc., an indirect, wholly-owned subsidiary of The Prudential, earned $899,739 in brokerage commissions from Portfolio transactions executed on behalf of the Series Fund.

OTHER TRANSACTIONS WITH AFFILIATES: As of December 31, 1995, The Prudential had investments of $12,553,119 in the Growth Stock Portfolio; $11,995,545 in the Small Capitalization Stock Portfolio; and $560,555 in the Global Equity Portfolio.

NOTE 4:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided investment in the joint repurchase agreement account represented, in principal, $1,312,614,000 as of December 31, 1995. The Portfolios of the Series Fund with cash invested in the joint account had the following percentage participation in the account:

Common Stock Portfolio........................................      58.28%
Aggressively Managed Flexible Portfolio.......................      25.57%
High Dividend Stock Portfolio.................................       5.01%
Conservatively Managed Flexible Portfolio.....................       3.29%
Stock Index Portfolio.........................................       3.19%
Government Securities Portfolio...............................       1.52%
High Yield Bond Portfolio.....................................        .80%
Bond Portfolio................................................        .78%
Growth Stock Portfolio........................................        .58%
Small Capitalization Stock Portfolio..........................        .54%
Natural Resources Portfolio...................................        .34%
Zero Coupon Bond 2005 Portfolio...............................        .07%
Zero Coupon Bond 2000 Portfolio...............................        .03%
                                                                ----------
                                                                   100.00%

Bear Stearns Repurchase Agreement, dated 12/29/95, in the principal amount of $43,000,000, repurchase price $43,027,710, due 1/2/96; collateralized by $5,190,000 U.S. Treasury Notes, 6.25%, due 8/31/00; $38,036,000 U.S. Treasury
Notes, 5.50%, due 4/30/96.

Goldman Sachs Repurchase Agreement, dated 12/29/95, in the principal amount of $418,000,000, repurchase price $418,270,770, due 1/2/96; collateralized by $339,980,000 U.S. Treasury Bonds, 7.875%, due 2/15/21.

J.P. Morgan Securities Repurchase Agreement, dated 12/29/95, in the principal amount of $300,000,000, repurchase price $300,193,333, due 1/2/96;
collateralized by $50,000,000 U.S. Treasury Notes, 7.625%, due 4/30/96; $53,212,000 U.S. Treasury Notes, 7.0%, due 4/15/99; $51,060,000 U.S. Treasury
Notes,  5.125%,  due  11/30/98;  $49,755,000 U.S.  Treasury  Notes,  6.875%, due
7/31/99; $37,947,000 U.S. Treasury Notes, 6.125%, due 5/31/00; $52,695,000  U.S.
Treasury Notes, 6.0%, due 8/31/97.

Morgan Stanley and Company Repurchase Agreement, dated 12/29/95, in the principal amount of $418,000,000, repurchase price $418,273,552, due 1/2/96; collateralized by $300,000,000 U.S. Treasury Notes, 6.75%, due 4/30/00; $108,300,000 U.S. Treasury Notes, 5.125%, due 11/30/98.

                                       C4

Salomon Brothers Repurchase Agreement, dated 12/29/95, in the principal amount of $75,000,000, repurchase price $75,048,748, due 1/2/96; collateralized by $8,717,000 U.S. Treasury Notes, 7.25%, due 11/30/96; $26,000,000 U.S. Treasury
Notes, 6.125%, due 5/15/98; $40,000,000 U.S. Treasury Notes, 5.75%, due 9/30/97.

Smith  Barney Repurchase Agreement,  dated 12/29/95, in  the principal amount of
$58,614,000,  repurchase  price  $58,651,447,  due  1/2/96;  collateralized   by
$62,440,000 U.S. Treasury Bills, 5.75%, due 10/17/96.

NOTE 5:  PURCHASE AND SALE OF SECURITIES

The aggregate cost of purchase and the proceeds from the sales of securities (excluding short-term issues) for the year ended December 31, 1995 were as follows:

Cost of Purchases:

                                                    ZERO         ZERO         ZERO      CONSERVATIVELY   AGGRESSIVELY       HIGH
                                   GOVERNMENT      COUPON       COUPON       COUPON        MANAGED         MANAGED         YIELD
                        BOND       SECURITIES       1995         2000         2005         FLEXIBLE        FLEXIBLE         BOND
                    ------------  ------------  ------------  -----------  -----------  --------------  --------------  ------------
Debt Securities...  $1,152,659,582 $885,113,323 $          0  $16,200,140  $14,191,504  $4,882,722,531  $4,212,735,834  $473,648,052
Equity
  Securities......  $          0  $          0  $          0  $         0  $         0  $  480,812,048  $1,827,087,395  $  4,647,944

                                      HIGH                                    SMALL
                       STOCK        DIVIDEND       COMMON       GROWTH     CAPITALIZATION     GLOBAL       NATURAL
                       INDEX         STOCK         STOCK         STOCK        STOCK         EQUITY        RESOURCES
                    ------------  ------------  ------------  -----------  -----------  --------------  --------------
Debt Securities...  $          0  $120,205,175  $          0  $         0  $         0  $            0  $            0
Equity
  Securities......  $131,109,105  $579,685,171  $486,698,253  $66,053,630  $47,690,639  $  224,358,200  $  128,563,575

Proceeds From Sales:

                                                    ZERO         ZERO         ZERO      CONSERVATIVELY   AGGRESSIVELY       HIGH
                                   GOVERNMENT      COUPON       COUPON       COUPON        MANAGED         MANAGED         YIELD
                        BOND       SECURITIES       1995         2000         2005         FLEXIBLE        FLEXIBLE         BOND
                    ------------  ------------  ------------  -----------  -----------  --------------  --------------  ------------
Debt Securities...  $1,109,474,697 $888,238,284 $ 18,395,935  $16,435,388  $12,825,478  $4,679,687,138  $4,084,931,841  $425,797,501
Equity
  Securities......  $          0  $          0  $          0  $         0  $         0  $  428,286,138  $1,842,532,499  $ 12,914,791

                                      HIGH                                    SMALL
                       STOCK        DIVIDEND       COMMON       GROWTH     CAPITALIZATION     GLOBAL       NATURAL
                       INDEX         STOCK         STOCK         STOCK        STOCK         EQUITY        RESOURCES
                    ------------  ------------  ------------  -----------  -----------  --------------  --------------
Debt Securities...  $          0  $134,773,213  $          0  $         0  $         0  $            0  $    1,752,580
Equity
  Securities......  $  9,292,175  $460,810,015  $560,871,071  $10,929,805  $ 7,819,414  $  209,264,836  $  116,657,662

Transactions in call options during the six months ended December 31, 1995 were as follows:

                                      BOND                      BOND               NATURAL RESOURCES
                            ------------------------  ------------------------  ------------------------
                              CALL OPTIONS WRITTEN      PUT OPTIONS WRITTEN       CALL OPTIONS WRITTEN
                            ------------------------  ------------------------  ------------------------
                             NUMBER OF    PREMIUMS     NUMBER OF    PREMIUMS     NUMBER OF    PREMIUMS
                             CONTRACTS    RECEIVED     CONTRACTS    RECEIVED     CONTRACTS    RECEIVED
                            -----------  -----------  -----------  -----------  -----------  -----------
Options outstanding at
  December 31, 1994.......           0    $       0            0    $       0            0    $       0
Options written...........       1,500       99,609        1,500       45,703        1,280      388,647
Options terminated in
  closing purchase
  transactions............      (1,500)     (99,609)      (1,500)     (45,703)        (840)    (224,972)
                            -----------  -----------  -----------  -----------  -----------  -----------
Options outstanding at
  December 31, 1995.......           0    $       0            0    $       0          440    $ 163,675
                            -----------  -----------  -----------  -----------  -----------  -----------
                            -----------  -----------  -----------  -----------  -----------  -----------

The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments as of December 31, 1995 were as follows:

                                                                                   ZERO           ZERO           ZERO
                                      MONEY                      GOVERNMENT       COUPON         COUPON         COUPON
                                     MARKET          BOND        SECURITIES        1995           2000           2005
                                  -------------  -------------  -------------  -------------  -------------  -------------
Gross Unrealized Appreciation...   $         0   $  34,614,448   $ 37,434,616   $          0   $ 3,122,667    $ 3,653,918
Gross Unrealized Depreciation...             0      (1,351,508)       (13,989)             0             0              0
Total Net Unrealized............             0      33,262,940     37,420,627              0     3,122,667      3,653,918
Tax Basis.......................   $610,184,940  $ 610,310,688   $457,607,665   $          0   $22,164,986    $19,934,260


                                      HIGH                          HIGH                                         SMALL
                                      YIELD          STOCK        DIVIDEND        COMMON         GROWTH      CAPITALIZATION
                                      BOND           INDEX          STOCK          STOCK          STOCK          STOCK
                                  -------------  -------------  -------------  -------------  -------------  -------------
Gross Unrealized Appreciation...   $16,024,184   $ 319,972,806   $119,718,028   $895,616,406   $ 5,890,547    $ 4,726,512
Gross Unrealized Depreciation...    (9,488,623)    (12,254,834)   (42,811,468)   (96,015,544)   (1,846,128)    (2,129,577)
Total Net Unrealized............     6,535,561     307,717,972     76,906,560    799,600,862     4,044,419      2,596,935
Tax Basis.......................   $354,752,487  $ 726,828,799  1$,029,615,764 3$,003,199,288  $62,811,423    $47,793,195

                                  CONSERVATIVELY    AGGRESSIVELY
                                      MANAGED          MANAGED
                                     FLEXIBLE         FLEXIBLE
                                  ---------------  ---------------
Gross Unrealized Appreciation...   $ 378,149,704    $ 568,373,680
Gross Unrealized Depreciation...     (88,299,605)     (27,642,238)
Total Net Unrealized............     289,850,099      540,731,442
Tax Basis.......................   $3,622,931,201   $3,687,627,278

                                      GLOBAL           NATURAL
                                      EQUITY          RESOURCES
                                  ---------------  ---------------
Gross Unrealized Appreciation...   $  52,646,874    $  53,158,550
Gross Unrealized Depreciation...      (9,955,204)     (11,053,974)
Total Net Unrealized............      42,691,670       42,104,576
Tax Basis.......................   $ 338,204,955    $ 251,010,642

                                       C5

NOTE 6:  FINANCIAL HIGHLIGHTS

The  following average  per share data,  ratios and  supplemental information by
Portfolio  have  been  derived  from  information  provided  in  the   financial
statements.

                                                                        MONEY MARKET
                           -------------------------------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91   01/01/90  01/01/89  01/01/88   01/01/87   01/01/86
                              TO         TO        TO        TO        TO         TO        TO        TO         TO         TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91   12/31/90  12/31/89  12/31/88   12/31/87   12/31/86*
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net Asset Value at
  beginning of year......  $10.000    $10.000   $10.000   $10.000   $10.000    $10.000   $10.000   $10.000    $ 10.000   $  1.000
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Income From Investment
  Operations:
Net investment income....    0.564      0.402     0.290     0.372     0.596      0.778     0.877     0.717       0.630      0.062
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............        0          0         0         0         0          0         0         0           0          0
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total from investment
    operations...........    0.564      0.402     0.290     0.372     0.596      0.778     0.877     0.717       0.630      0.062
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.564)    (0.402)   (0.290)   (0.372)   (0.596)    (0.778)   (0.877)   (0.717)     (0.630)    (0.062)
Distributions from
  realized gains.........        0          0         0         0         0          0         0         0           0          0
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total
    distributions........   (0.563)    (0.402)   (0.290)   (0.372)   (0.596)    (0.778)   (0.877)   (0.717)     (0.630)    (0.062)
Reverse stock split (10
  to 1)..................       --         --        --        --        --         --        --        --          --      9.000
Net increase (decrease)
  in Net Asset Value.....    0.000      0.000     0.000     0.000     0.000      0.000     0.000     0.000       0.000      9.000
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net Asset Value at end of
  year...................  $10.000    $10.000   $10.000   $10.000   $10.000    $10.000   $10.000   $10.000    $ 10.000   $ 10.000
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Total Investment Rate of
  Return:**..............     5.80 %     4.05 %    2.95 %    3.79 %    6.16 %     8.16 %    9.25 %    7.35 %      6.52 %     6.54 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........   $613.3     $583.3    $474.7    $528.7    $529.6     $434.2    $236.1    $155.9      $107.2      $52.5
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.44 %     0.47 %    0.45 %    0.47 %    0.46 %     0.50 %    0.55 %    0.57 %      0.53 %     0.55 %
Ratio of net investment
  income to average net
  assets.................     5.64 %     4.02 %    2.90 %    3.72 %    5.96 %     7.80 %    8.77 %    7.17 %      6.30 %     6.16 %
Portfolio turnover
  rate...................       --         --        --        --        --         --        --        --          --         --
Number of shares
  outstanding at end of
  period (in millions)...     61.3       58.3      47.5      52.9      53.0       43.4      23.6      15.6        10.7        5.2

                                                                            BOND
                           -------------------------------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91   01/01/90  01/01/89  01/01/88   01/01/87   01/01/86
                              TO         TO        TO        TO        TO         TO        TO        TO         TO         TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91   12/31/90  12/31/89  12/31/88   12/31/87   12/31/86*
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net Asset Value at
  beginning of year......  $10.038    $11.103   $10.829   $11.002   $10.332    $10.321   $ 9.942   $10.038    $ 11.048   $ 10.967
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Income From Investment
  Operations:
Net investment income....    0.763      0.682     0.686     0.761     0.797      0.825     0.886     0.875       0.859      0.904
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    1.293     (1.040)    0.398     0.013     0.842     (0.004)    0.424    (0.069)     (0.821)     0.607
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total from investment
    operations...........    2.056     (0.358)    1.084     0.774     1.639      0.821     1.310     0.806       0.038      1.511
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.755)    (0.683)   (0.657)   (0.728)   (0.779)    (0.810)   (0.854)   (0.902)     (0.990)    (0.909)
Distributions from net
  realized gains.........   (0.026)    (0.024)   (0.153)   (0.219)   (0.190)         0    (0.077)        0      (0.058)    (0.521)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total
    distributions........   (0.781)    (0.707)   (0.810)   (0.947)   (0.969)    (0.810)   (0.931)   (0.902)     (1.048)    (1.430)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net increase (decrease)
  in Net Asset Value.....    1.275     (1.065)    0.274    (0.173)    0.670      0.011     0.379    (0.096)     (1.010)     0.081
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net Asset Value at end of
  year...................  $11.313    $10.038   $11.103   $10.829   $11.002    $10.332   $10.321   $ 9.942    $ 10.038   $ 11.048
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Total Investment Rate of
  Return:**..............    20.73 %    (3.23 %)   10.13 %    7.19 %   16.44 %    8.32 %   13.49 %    8.19 %      0.29 %    14.45 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........   $655.8     $541.6    $576.2    $428.8    $318.7     $227.7    $191.1    $148.8      $139.5     $110.1
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.44 %     0.45 %    0.46 %    0.47 %    0.49 %     0.47 %    0.53 %    0.53 %      0.53 %     0.51 %
Ratio of net investment
  income to average net
  assets.................     7.00 %     6.41 %    6.05 %    6.89 %    7.43 %     8.06 %    8.56 %    8.52 %      8.15 %     8.11 %
Portfolio turnover
  rate...................   199.09 %    31.57 %   41.12 %   60.53 %  131.01 %    42.10 %  272.85 %  222.20 %    238.41 %   246.82 %
Number of shares
  outstanding at end of
  period (in millions)...     58.0       54.0      51.9      39.6      29.0       22.0      18.5      15.0        13.9       10.0

  All calculations are based on average month-end shares outstanding, where applicable.

 *The per share information of the Portfolios of The Prudential Series Fund, Inc. has not been restated to reflect the operations of the Pruco Life Series Fund, Inc. prior to the November 1, 1986 merger.

**Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

                                       C6

                                                    GOVERNMENT SECURITIES
                           -----------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93   01/01/92  01/01/91   01/01/90  05/01/89
                              TO         TO        TO         TO        TO         TO        TO
                           12/31/95   12/31/94  12/31/93   12/31/92  12/31/91   12/31/90  12/31/89
                           --------   --------  --------   --------  --------   --------  --------
Net Asset Value at
  beginning of year......  $10.461    $11.784   $11.094    $11.133   $10.146    $10.324   $10.017
                           --------   --------  --------   --------  --------   --------  --------
Income From Investment
  Operations:
Net investment income....    0.741      0.703     0.700      0.731     0.736      0.791     0.545
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    1.275     (1.311)    0.678     (0.092)    0.847     (0.177)    0.613
                           --------   --------  --------   --------  --------   --------  --------
    Total from investment
    operations...........    2.016     (0.608)    1.378      0.639     1.583      0.614     1.158
                           --------   --------  --------   --------  --------   --------  --------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.758)    (0.723)   (0.642)    (0.593)   (0.596)    (0.769)   (0.489)
Distributions from net
  realized gains.........    0.000      0.008    (0.046)    (0.085)    0.000     (0.023)   (0.362)
                           --------   --------  --------   --------  --------   --------  --------
    Total
    distributions........   (0.758)    (0.715)   (0.688)    (0.678)   (0.596)    (0.792)   (0.851)
                           --------   --------  --------   --------  --------   --------  --------
Net increase (decrease)
  in Net Asset Value.....    1.258     (1.323)    0.690     (0.039)    0.987     (0.178)    0.307
                           --------   --------  --------   --------  --------   --------  --------
Net Asset Value at end of
  year...................  $11.719    $10.461   $11.784    $11.094   $11.133    $10.146   $10.324
                           --------   --------  --------   --------  --------   --------  --------
                           --------   --------  --------   --------  --------   --------  --------
Total Investment Rate of
  Return:**..............    19.48 %    (5.16 %)   12.56 %    5.85 %   16.11 %     6.34 %   11.60 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........   $501.8     $487.6    $540.1     $315.5     $95.0      $23.7     $17.0
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.45 %     0.45 %    0.46 %     0.53 %    0.58 %     0.74 %    0.50 %
Ratio of net investment
  income to average net
  assets.................     6.55 %     6.30 %    5.91 %     6.58 %    6.97 %     7.86 %    5.06 %
Portfolio turnover
  rate...................   195.49 %    34.19 %   18.59 %    80.71 %  127.18 %   379.45 %  208.86 %
Number of shares
  outstanding at end of
  period (in millions)...     42.8       46.6      45.8       28.3       8.5        2.3       1.6

                                                                    ZERO COUPON BOND 1995
                           -------------------------------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91   01/01/90  01/01/89  01/01/88   01/01/87   02/12/86
                              TO         TO        TO        TO        TO         TO        TO        TO         TO         TO
                           11/15/95   12/31/94  12/31/93  12/31/92  12/31/91   12/31/90  12/31/89  12/31/88   12/31/87   12/31/86
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net Asset Value at
  beginning of period....  $10.593    $11.282   $11.174   $11.250   $10.380    $11.094   $10.331   $10.270    $ 11.724   $ 10.156
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Income From Investment
  Operations:
Net investment income....    0.538      0.800     0.761     0.802     0.844      1.447     0.889     0.888       0.893      0.791
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    0.109     (0.808)    0.107    (0.010)    0.874     (0.670)    0.766     0.027      (1.263)     1.437
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total from investment
    operations...........    0.647     (0.008)    0.868     0.792     1.718      0.777     1.655     0.915      (0.370)     2.228
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.676)    (0.679)   (0.760)   (0.798)   (0.845)    (1.491)   (0.892)   (0.854)     (1.084)    (0.660)
Distributions from net
  realized gains.........   (0.165)    (0.002)    0.000    (0.070)   (0.003)     0.000     0.000     0.000       0.000      0.000
Distributions of net
  assets at liquidation
  date...................  (10.399)         0         0         0         0          0         0         0           0          0
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total
    distributions........  (11.240)    (0.681)   (0.760)   (0.868)   (0.848)    (1.491)   (0.892)   (0.854)     (1.084)    (0.660)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net increase (decrease)
  in Net Asset Value.....  (10.593)    (0.689)    0.108    (0.076)    0.870     (0.714)    0.763     0.061      (1.454)     1.568
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net Asset Value at end of
  period.................  $ 0.000    $10.593   $11.282   $11.174   $11.250    $10.380   $11.094   $10.331    $ 10.270   $ 11.724
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Total Investment Rate of
  Return:**..............     6.20 %    (0.03 %)    7.87 %    7.19 %   17.20 %    7.95 %   16.41 %    9.01 %     (3.25 %)    21.96 %
Ratios/Supplemental Data:
Net assets at end of
  period (in millions)...     $0.0      $17.7     $15.2     $13.6     $13.0      $11.0     $10.0      $9.0        $7.5       $7.2
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.49 %     0.60 %    0.63 %    0.69 %    0.71 %     0.75 %    0.75 %    0.75 %      0.69 %     0.42 %
Ratio of net investment
  income to average net
  assets.................     5.39 %     6.72 %    6.61 %    7.12 %    7.86 %    13.80 %    8.13 %    8.34 %      8.17 %     6.89 %
Portfolio turnover
  rate...................     0.00 %     4.38 %    5.84 %   34.80 %    0.77 %     0.00 %    0.00 %    0.00 %      0.00 %     0.00 %
Number of shares
  outstanding at end of
  period (in millions)...      0.0        1.7       1.3       1.2       1.2        1.1       0.9       0.9         0.7        0.6

  All calculations are based on average month-end shares outstanding, where applicable.

**Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

                                       C7

                                                                    ZERO COUPON BOND 2000
                           -------------------------------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91   01/01/90  01/01/89  01/01/88   01/01/87   02/12/86
                              TO         TO        TO        TO        TO         TO        TO        TO         TO         TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91   12/31/90  12/31/89  12/31/88   12/31/87   12/31/86
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net Asset Value at
  beginning of year......  $11.862    $13.715   $12.550   $12.402   $11.279    $11.883   $11.004   $10.685    $ 12.476   $ 10.267
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Income From Investment
  Operations:
Net investment income....    0.592      0.927     0.850     0.892     0.908      1.114     0.919     0.919       0.934      0.807
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    1.944     (1.907)    1.157     0.140     1.308     (0.593)    1.277     0.292      (1.623)     2.087
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total from investment
    operations...........    2.536     (0.980)    2.007     1.032     2.216      0.521     2.196     1.211      (0.689)     2.894
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.593)    (0.850)   (0.837)   (0.884)   (0.944)    (1.125)   (0.915)   (0.892)     (1.102)    (0.685)
Distributions from net
  realized gains.........   (0.532)    (0.023)   (0.005)    0.000    (0.149)     0.000    (0.402)    0.000       0.000      0.000
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total
    distributions........   (1.125)    (0.873)   (0.842)   (0.884)   (1.093)    (1.125)   (1.317)   (0.892)     (1.102)    (0.685)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net increase (decrease)
  in Net Asset Value.....    1.411     (1.853)    1.165     0.148     1.123     (0.604)    0.879     0.319      (1.791)     2.209
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net Asset Value at end of
  year...................  $13.273    $11.862   $13.715   $12.550   $12.402    $11.279   $11.883   $11.004    $ 10.685   $ 12.476
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Total Investment Rate of
  Return:**..............    21.56 %    (7.18 %)   16.15 %    8.59 %   20.71 %    5.11 %   20.38 %   11.56 %     (5.51 %)    28.62 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........    $25.3      $20.6     $22.2     $16.7     $14.6      $13.9     $13.1     $10.9        $9.0       $8.1
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.48 %     0.51 %    0.62 %    0.66 %    0.68 %     0.75 %    0.75 %    0.75 %      0.64 %     0.40 %
Ratio of net investment
  income to average net
  assets.................     4.53 %     6.69 %    6.21 %    7.24 %    7.77 %     9.99 %    7.73 %    8.24 %      8.19 %     6.61 %
Portfolio turnover
  rate...................    70.68 %     9.41 %    0.53 %    0.00 %    0.00 %     0.00 %   38.62 %    0.00 %      0.00 %     0.00 %
Number of shares
  outstanding at end of
  period (in millions)...      1.9        1.7       1.6       1.3       1.2        1.2       1.1       1.0         0.8        0.7

                                                    ZERO COUPON BOND 2005
                           -----------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93   01/01/92  01/01/91   01/01/90  05/01/89
                              TO         TO        TO         TO        TO         TO        TO
                           12/31/95   12/31/94  12/31/93   12/31/92  12/31/91   12/31/90  12/31/89
                           --------   --------  --------   --------  --------   --------  --------
Net Asset Value at
  beginning of year......  $10.744    $12.677   $11.029    $10.874   $ 9.798    $10.457   $10.017
                           --------   --------  --------   --------  --------   --------  --------
Income From Investment
  Operations:
Net investment income....    0.655      0.752     0.768      0.804     0.820      0.850     0.561
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    2.733     (1.967)    1.623      0.207     1.143     (0.649)    0.598
                           --------   --------  --------   --------  --------   --------  --------
    Total from investment
    operations...........    3.388     (1.215)    2.391      1.011     1.963      0.201     1.159
                           --------   --------  --------   --------  --------   --------  --------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.656)    (0.715)   (0.741)    (0.792)   (0.827)    (0.860)   (0.531)
Distributions from net
  realized gains.........   (0.286)    (0.003)   (0.002)    (0.064)   (0.060)     0.000    (0.188)
                           --------   --------  --------   --------  --------   --------  --------
    Total
    distributions........   (0.942)    (0.718)   (0.743)    (0.856)   (0.887)    (0.860)   (0.719)
                           --------   --------  --------   --------  --------   --------  --------
Net increase (decrease)
  in Net Asset Value.....    2.446     (1.933)    1.648      0.155     1.076     (0.659)    0.440
                           --------   --------  --------   --------  --------   --------  --------
Net Asset Value at end of
  year...................  $13.190    $10.744   $12.677    $11.029   $10.874    $ 9.798   $10.457
                           --------   --------  --------   --------  --------   --------  --------
                           --------   --------  --------   --------  --------   --------  --------
Total Investment Rate of
  Return:**..............    31.85 %    (9.61 %)   21.94 %    9.66 %   21.16 %     2.56 %   11.67 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........    $23.6      $16.5     $14.5       $9.8      $8.7       $7.3      $7.2
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.49 %     0.60 %    0.66 %     0.75 %    0.75 %     0.75 %    0.49 %
Ratio of net investment
  income to average net
  assets.................     5.32 %     6.53 %    6.17 %     7.46 %    8.08 %     8.83 %    5.25 %
Portfolio turnover
  rate...................    69.15 %     5.94 %    3.62 %    11.48 %    5.76 %     4.36 %   59.90 %
Number of shares
  outstanding at end of
  period (in millions)...      1.8        1.5       1.1        0.9       0.8        0.7       0.7

  All calculations are based on average month-end shares outstanding, where applicable.

**Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

                                       C8

                                                              CONSERVATIVELY MANAGED FLEXIBLE
                           -----------------------------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88  01/01/87   01/01/86
                              TO         TO        TO        TO        TO        TO        TO        TO        TO         TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87   12/31/86*
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net Asset Value at
  beginning of year......  $14.095    $14.905   $14.243   $14.318   $13.060   $13.361   $12.295   $11.889   $ 12.571   $ 12.173
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Income From Investment
  Operations:
Net investment income....    0.635      0.528     0.486     0.558     0.687     0.821     0.891     0.773      0.656      0.652
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investmentss...........    1.775     (0.679)    1.229     0.410     1.738    (0.143)    1.155     0.424     (0.399)     1.046
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
    Total from investment
    operations...........    2.410     (0.151)    1.715     0.968     2.425     0.678     2.046     1.197      0.257      1.698
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.643)    (0.505)   (0.468)   (0.533)   (0.668)   (0.812)   (0.887)   (0.791)    (0.709)    (0.517)
Distributions from net
  realized gains.........   (0.553)    (0.154)   (0.585)   (0.510)   (0.499)   (0.167)   (0.093)    0.000     (0.230)    (0.783)
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
    Total
    distributions........   (1.196)    (0.659)   (1.053)   (1.043)   (1.167)   (0.979)   (0.980)   (0.791)    (0.939)    (1.300)
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net increase (decrease)
  in Net Asset Value.....    1.214     (0.810)    0.662    (0.075)    1.258    (0.301)    1.066     0.406     (0.682)     0.398
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net Asset Value at end of
  year...................  $15.309    $14.095   $14.905   $14.243   $14.318   $13.060   $13.361   $12.295   $ 11.889   $ 12.571
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Total Investment Rate of
  Return:**..............    17.27 %    (0.97 %)   12.20 %    6.95 %   19.07 %    5.27 %   16.99 %   10.19 %     1.54 %    14.17 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........  $3,940.8   $3,501.1  $3,103.2  $2,114.0  $1,500.0  $1,100.2   $976.0    $815.6     $803.9     $375.4
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.58 %     0.61 %    0.60 %    0.62 %    0.63 %    0.65 %    0.64 %    0.65 %     0.66 %     0.64 %
Ratio of net investment
  income to average net
  assets.................     4.19 %     3.61 %    3.22 %    3.88 %    4.89 %    6.21 %    6.81 %    6.22 %     5.05 %     5.10 %
Portfolio turnover
  rate...................   200.68 %   125.18 %   79.46 %   62.07 %  115.35 %   44.04 %  153.92 %  110.67 %   140.69 %   207.78 %
Number of shares
  outstanding at end of
  period (in millions)...    257.4      248.4     208.2     148.4     104.8      84.2      73.0      66.3       67.6       29.9


                                                               AGGRESSIVELY MANAGED FLEXIBLE
                           -----------------------------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88  01/01/87   01/01/86
                              TO         TO        TO        TO        TO        TO        TO        TO        TO         TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87   12/31/86*
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net Asset Value at
  beginning of year......  $15.496    $16.957   $16.005   $16.288   $13.996   $14.446   $13.123   $12.326   $ 13.555   $ 12.810
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Income From Investment
  Operations:
Net investment income....    0.564      0.473     0.566     0.583     0.650     0.715     0.813     0.724      0.577      0.611
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    3.149     (1.021)    1.882     0.607     2.809    (0.466)    1.989     0.840     (0.753)     1.342
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
    Total from investment
    operations...........    3.713     (0.548)    2.448     1.190     3.459     0.249     2.802     1.564     (0.176)     1.953
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.560)    (0.451)   (0.567)   (0.559)   (0.654)   (0.699)   (0.813)   (0.767)    (0.673)    (0.456)
Distributions from net
  realized gains.........   (0.790)    (0.462)   (0.929)   (0.914)   (0.513)    0.000    (0.666)    0.000     (0.380)    (0.752)
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
    Total
    distributions........   (1.350)    (0.913)   (1.496)   (1.473)   (1.167)   (0.699)   (1.479)   (0.767)    (1.053)    (1.208)
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net increase (decrease)
  in Net Asset Value.....    2.363     (1.461)    0.952    (0.283)    2.292    (0.450)    1.323     0.797     (1.229)     0.745
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net Asset Value at end of
  year...................  $17.859    $15.496   $16.957   $16.005   $16.288   $13.996   $14.446   $13.123   $ 12.326   $ 13.555
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Total Investment Rate of
  Return:**..............    24.13 %    (3.16 %)   15.58 %    7.61 %   25.43 %    1.91 %   21.77 %   12.83 %    (1.83 %)    15.48 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........  $4,261.2   $3,481.5  $3,292.2  $2,435.6  $1,990.7  $1,507.8  $1,386.5  $1,103.9  $1,062.4     $593.6
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.63 %     0.66 %    0.66 %    0.67 %    0.67 %    0.69 %    0.69 %    0.70 %     0.71 %     0.67 %
Ratio of net investment
  income to average net
  assets.................     3.30 %     2.90 %    3.30 %    3.63 %    4.23 %    5.13 %    5.66 %    5.52 %     4.09 %     4.43 %
Portfolio turnover
  rate...................   173.30 %   123.63 %   62.99 %   59.03 %   93.13 %   51.87 %  141.04 %  128.45 %   123.83 %   133.76 %
Number of shares
  outstanding at end of
  period (in millions)...    238.6      224.7     194.1     152.2     122.2     107.7      96.0      84.1       86.2       43.8

  All calculations are based on average month-end shares outstanding, where applicable.

 *The per share information of the Portfolios of The Prudential Series Fund, Inc. has not been restated to reflect the operations of the Pruco Life Series Fund, Inc. prior to the November 1, 1986 merger.

**Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

                                       C9

                                                                 HIGH YIELD BOND
                           -------------------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88   02/23/87
                              TO         TO        TO        TO        TO        TO        TO        TO         TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88   12/31/87
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Net Asset Value at
  beginning of year......  $ 7.366    $ 8.406   $ 7.719   $ 7.212   $ 5.838   $ 7.673   $ 8.904   $ 8.742    $ 10.000
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Income From Investment
  Operations:
Net investment income....    0.812      0.869     0.822     0.824     0.836     0.936     1.071     1.066       0.968
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    0.460     (1.102)    0.632     0.415     1.397    (1.792)   (1.223)    0.065      (1.428)
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
    Total from investment
    operations...........    1.272     (0.233)    1.454     1.239     2.233    (0.856)   (0.152)    1.131      (0.460)
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.838)    (0.807)   (0.767)   (0.732)   (0.859)   (0.979)   (1.079)   (0.969)     (0.798)
Distributions from net
  realized gains.........    0.000      0.000     0.000     0.000     0.000     0.000     0.000     0.000       0.000
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
    Total
    distributions........   (0.838)    (0.807)   (0.767)   (0.732)   (0.859)   (0.979)   (1.079)   (0.969)     (0.798)
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Net increase (decrease)
  in Net Asset Value.....    0.434     (1.040)    0.687     0.507     1.374    (1.835)   (1.231)    0.162      (1.258)
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Net Asset Value at end of
  year...................  $ 7.800    $ 7.366   $ 8.406   $ 7.719   $ 7.212   $ 5.838   $ 7.673   $ 8.904    $  8.742
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Total Investment Rate of
  Return:**..............    17.56 %    (2.72 %)   19.27 %   17.54 %   39.71 %  (11.84 %)   (2.05 %)   13.17 %    (4.91 %)
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........   $367.9     $306.2    $282.9    $153.7     $78.7     $49.8     $60.0     $65.8       $40.4
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.61 %     0.65 %    0.65 %    0.70 %    0.75 %    0.75 %    0.71 %    0.75 %      0.73 %
Ratio of net investment
  income to average net
  assets.................    10.34 %     9.88 %    9.91 %   10.67 %   12.05 %   13.42 %   12.29 %   11.60 %     10.13 %
Portfolio turnover
  rate...................   139.34 %    68.67 %   95.52 %   75.04 %   57.21 %   34.66 %   60.59 %   70.73 %     16.58 %
Number of shares
  outstanding at end of
  period (in millions)...     47.2       41.6      33.6      19.9      10.9       8.5       7.8       7.4         4.6


                                                                   STOCK INDEX
                           -------------------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88   10/19/87
                              TO         TO        TO        TO        TO        TO        TO        TO         TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88   12/31/87
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Net Asset Value at
  beginning of year......  $14.957    $15.202   $14.218   $13.605   $10.760   $11.732   $ 9.454   $ 8.531    $  8.071
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Income From Investment
  Operations:
Net investment income....    0.403      0.377     0.361     0.350     0.351     0.357     0.326     0.357       0.047
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    5.126     (0.231)    1.002     0.600     2.814    (0.792)    2.570     0.951       0.548
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
    Total from investment
    operations...........    5.529      0.146     1.363     0.950     3.165    (0.435)    2.896     1.308       0.595
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.384)    (0.368)   (0.346)   (0.329)   (0.307)   (0.309)   (0.354)   (0.385)     (0.135)
Distributions from net
  realized gains.........   (0.146)    (0.023)   (0.033)   (0.008)   (0.013)   (0.228)   (0.264)    0.000       0.000
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
    Total
    distributions........   (0.530)    (0.391)   (0.379)   (0.337)   (0.320)   (0.537)   (0.618)   (0.385)     (0.135)
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Net increase (decrease)
  in Net Asset Value.....    4.999     (0.245)    0.984     0.613     2.845    (0.972)    2.278     0.923       0.460
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Net Asset Value at end of
  year...................  $19.956    $14.957   $15.202   $14.218   $13.605   $10.760   $11.732   $ 9.454    $  8.531
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
                           --------   --------  --------  --------  --------  --------  --------  --------   ---------
Total Investment Rate of
  Return:**..............    37.06 %     1.01 %    9.66 %    7.13 %   29.72 %   (3.63 %)   30.93 %   15.44 %     7.35 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........  $1,031.3    $664.5    $615.1    $433.5    $236.9    $104.5     $53.8     $36.0       $24.5
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.38 %     0.42 %    0.42 %    0.46 %    0.47 %    0.60 %    0.69 %    0.78 %      0.45 %
Ratio of net investment
  income to average net
  assets.................     2.27 %     2.50 %    2.43 %    2.56 %    2.82 %    3.23 %    2.95 %    3.87 %      0.53 %
Portfolio turnover
  rate...................     1.16 %     1.74 %    0.60 %    0.43 %    1.10 %   17.80 %   14.54 %   15.62 %      0.47 %
Number of shares
  outstanding at end of
  period (in millions)...     51.7       44.4      40.5      30.5      17.4       9.7       4.6       3.8         2.9

  All calculations are based on average month-end shares outstanding, where applicable.

**Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

                                      C10

                                                          HIGH DIVIDEND STOCK
                           ---------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91   01/01/90   01/01/89  02/19/88
                              TO         TO        TO        TO        TO         TO         TO        TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91   12/31/90   12/31/89  12/31/88
                           --------   --------  --------  --------  --------   --------   --------  --------
Net Asset Value at
  beginning of year        $14.484    $15.655   $13.673   $13.209   $11.241    $12.254    $10.621   $10.132
                           --------   --------  --------  --------  --------   --------   --------  --------
Income From Investment
  Operations:
Net investment income....    0.644      0.664     0.551     0.582     0.578      0.509      0.539     0.452
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    2.495     (0.453)    2.459     0.723     2.430     (0.980)     1.841     0.684
                           --------   --------  --------  --------  --------   --------   --------  --------
    Total from investment
    operations               3.139      0.211     3.010     1.305     3.008     (0.471)     2.380     1.136
                           --------   --------  --------  --------  --------   --------   --------  --------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.618)    (0.562)   (0.501)   (0.515)   (0.542)    (0.461)    (0.462)   (0.420)
Distributions from net
  realized gains.........   (0.734)    (0.820)   (0.527)   (0.326)   (0.498)    (0.081)    (0.285)   (0.227)
                           --------   --------  --------  --------  --------   --------   --------  --------
    Total
    distributions........   (1.352)    (1.382)   (1.028)   (0.841)   (1.040)    (0.542)    (0.747)   (0.647)
                           --------   --------  --------  --------  --------   --------   --------  --------
Net increase (decrease)
  in Net Asset Value.....    1.787     (1.171)    1.982     0.464     1.968     (1.013)     1.633     0.489
                           --------   --------  --------  --------  --------   --------   --------  --------
Net Asset Value at end of
  year...................  $16.271    $14.484   $15.655   $13.673   $13.209    $11.241    $12.254   $10.621
                           --------   --------  --------  --------  --------   --------   --------  --------
                           --------   --------  --------  --------  --------   --------   --------  --------
Total Investment Rate of
  Return:**..............    21.70 %     1.44 %   22.28 %   10.14 %   27.50 %    (3.73 %)   22.67 %   11.31 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........  $1,110.0    $859.7    $602.8    $234.4    $106.9      $55.5      $34.9     $11.3
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.43 %     0.52 %    0.54 %    0.57 %    0.57 %     0.60 %     0.74 %    0.64 %
Ratio of net investment
  income to average net
  assets.................     4.00 %     3.92 %    3.56 %    4.32 %    4.53 %     4.53 %     4.48 %    4.08 %
Portfolio turnover
  rate...................    63.55 %    62.66 %   41.43 %   39.98 %   60.12 %    54.79 %    56.65 %   61.31 %
Number of shares
  outstanding at end of
  period (in millions)...     68.2       59.4      38.5      17.1       8.1        4.9        2.9       1.1

                                                                       COMMON STOCK
                           -----------------------------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89  01/01/88  01/01/87   01/01/86
                              TO         TO        TO        TO        TO        TO        TO        TO        TO         TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87   12/31/86*
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net Asset Value at
  beginning of year......  $20.662    $21.487   $18.903   $17.905   $15.449   $18.539   $15.463   $13.620   $ 14.815   $ 14.634
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Income From Investment
  Operations:
Net investment income....    0.546      0.512     0.417     0.444     0.482     0.577     0.474     0.402      0.393      0.448
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    5.891      0.054     3.666     2.050     3.414    (1.573)    4.064     1.909     (0.065)     1.765
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
    Total from investment
    operations...........    6.437      0.566     4.083     2.494     3.896    (0.996)    4.538     2.311      0.328      2.213
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.515)    (0.487)   (0.404)   (0.439)   (0.478)   (0.563)   (0.503)   (0.468)    (0.496)    (0.275)
Distributions from net
  realized gains.........   (0.944)    (0.904)   (1.095)   (1.057)   (0.962)   (1.531)   (0.959)    0.000     (1.027)    (1.757)
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
    Total
    distributions........   (1.459)    (1.391)   (1.499)   (1.496)   (1.440)   (2.094)   (1.462)   (0.468)    (1.523)    (2.032)
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net increase (decrease)
  in Net Asset Value.....    4.978     (0.825)    2.584     0.998     2.456    (3.090)    3.076     1.843     (1.195)     0.181
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Net Asset Value at end of
  year...................  $25.640    $20.662   $21.487   $18.903   $17.905   $15.449   $18.539   $15.463   $ 13.620   $ 14.815
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
                           --------   --------  --------  --------  --------  --------  --------  --------  ---------  ---------
Total Investment Rate of
  Return:**..............    31.29 %     2.78 %   21.87 %   14.17 %   26.01 %   (5.21 %)   29.73 %   17.05 %     1.67 %    15.10 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........  $3,813.8   $2,617.8  $2,186.5  $1,416.6  $1,032.8   $700.5    $675.5    $500.1     $451.0     $247.9
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.48 %     0.55 %    0.53 %    0.53 %    0.51 %    0.56 %    0.56 %    0.57 %     0.51 %     0.52 %
Ratio of net investment
  income to average net
  assets.................     2.28 %     2.39 %    1.99 %    2.33 %    2.66 %    3.37 %    2.66 %    2.67 %     2.34 %     2.90 %
Portfolio turnover
  rate...................    17.65 %     6.90 %   12.95 %   15.70 %   20.85 %   84.84 %   73.54 %   62.35 %    79.91 %   117.15 %
Number of shares
  outstanding at end of
  period (in millions)...    148.7      126.7     101.8      74.9      57.7      45.3      36.4      32.3       33.1       16.7

  All calculations are based on average month-end shares outstanding, where applicable.

 *The per share information of the Portfolios of The Prudential Series Fund, Inc. has not been restated to reflect the operations of the Pruco Life Series Fund, Inc. prior to the November 1, 1986 merger.

**Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

                                      C11

                            GROWTH
                            STOCK
                           --------
                           04/25/95*
                              TO
                           12/31/95
                           --------
Net Asset Value at
  beginning of period      $10.000
                           --------
Income From Investment
  Operations:
Net investment income....   0.018
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............   2.535
                           --------
    Total from investment
    operations...........   2.553
                           --------
Distributions to
  Shareholders:
Distributions from net
  investment income......  (0.006)
Distributions from net
  realized gains.........   0.000
                           --------
    Total
    distributions........  (0.006)
                           --------
Net increase (decrease)
  in Net Asset Value.....   2.547
                           --------
Net Asset Value at end of
  year...................  $12.547
                           --------
                           --------
Total Investment Rate of
  Return:**..............   24.42  %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........   $63.1
Ratio of expenses net of
  reimbursement to
  average net assets.....    0.79  %
Ratio of net investment
  income to average net
  assets.................    0.15  %
Portfolio turnover
  rate...................   37.45  %
Number of shares
  outstanding at end of
  period (in millions)...     5.0


                            SMALL
                           CAPITALIZATION
                            STOCK
                           --------
                           04/25/95*
                              TO
                           12/31/95
                           --------
Net Asset Value at
  beginning of period....  $10.000
                           --------
Income From Investment
  Operations:
Net investment income....   0.077
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............   1.916
                           --------
    Total from investment
    operations...........   1.993
                           --------
Distributions to
  Shareholders:
Distributions from net
  investment income......  (0.044)
Distributions from net
  realized gains.........  (0.116)
                           --------
    Total
    distributions........  (0.160)
                           --------
Net increase (decrease)
  in Net Asset Value.....   1.833
                           --------
Net Asset Value at end of
  year...................  $11.833
                           --------
                           --------
Total Investment Rate of
  Return:**..............   19.74  %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........   $47.5
Ratio of expenses net of
  reimbursement to
  average net assets.....    0.60  %
Ratio of net investment
  income to average net
  assets.................    0.68  %
Portfolio turnover
  rate...................   31.79  %
Number of shares
  outstanding at end of
  period (in millions)...     4.0

  All calculations are based on average month-end shares outstanding, where applicable.

 *Commencement of business.

**Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

                                      C12

                                                             GLOBAL EQUITY
                           ---------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91   01/01/90   01/01/89  09/19/88
                              TO         TO        TO        TO        TO         TO         TO        TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91   12/31/90   12/31/89  12/31/88
                           --------   --------  --------  --------  --------   --------   --------  --------
Net Asset Value at
  beginning of year        $13.879    $14.639   $10.368   $10.792   $ 9.866    $11.547    $10.508   $ 9.818
                           --------   --------  --------  --------  --------   --------   --------  --------
Income From Investment
  Operations:
Net investment income....    0.065      0.028     0.023     0.051     0.096      0.203      0.079     0.052
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    2.138     (0.744)    4.433    (0.419)    1.020     (1.802)     1.806     0.787
                           --------   --------  --------  --------  --------   --------   --------  --------
    Total from investment
    operations...........    2.203     (0.716)    4.456    (0.368)    1.116     (1.599)     1.885     0.839
                           --------   --------  --------  --------  --------   --------   --------  --------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.242)    (0.019)   (0.079)   (0.056)   (0.100)    (0.067)    (0.073)   (0.149)
Distributions from net
  realized gains.........   (0.307)    (0.025)   (0.106)    0.000    (0.090)    (0.015)    (0.773)    0.000
                           --------   --------  --------  --------  --------   --------   --------  --------
    Total
    distributions........   (0.549)    (0.044)   (0.185)   (0.056)   (0.190)    (0.082)    (0.846)   (0.149)
                           --------   --------  --------  --------  --------   --------   --------  --------
Net increase (decrease)
  in Net Asset Value.....    1.654     (0.760)    4.271    (0.424)    0.926     (1.681)     1.039     0.690
                           --------   --------  --------  --------  --------   --------   --------  --------
Net Asset Value at end of
  year...................  $15.533    $13.879   $14.639   $10.368   $10.792    $ 9.866    $11.547   $10.508
                           --------   --------  --------  --------  --------   --------   --------  --------
                           --------   --------  --------  --------  --------   --------   --------  --------
Total Investment Rate of
  Return:**..............    15.88 %    (4.89 %)   43.14 %   (3.42 %)   11.39 %  (12.91 %)   18.82 %    8.57 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........   $400.1     $345.7    $129.1     $34.0     $34.3      $26.2      $29.4     $26.9
Ratio of expenses net of
  reimbursement to
  average net assets.....     1.06 %     1.23 %    1.44 %    1.87 %    1.62 %     1.67 %     1.47 %    0.42 %
Ratio of net investment
  income to average net
  assets.................     0.44 %     0.20 %    0.18 %    0.49 %    0.92 %     1.92 %     0.70 %    0.51 %
Portfolio turnover
  rate...................    58.52 %    37.46 %   54.54 %   78.16 %  136.21 %    43.12 %    47.95 %    6.40 %
Number of shares
  outstanding at end of
  period (in millions)...     25.7       24.9       8.8       3.3       3.2        2.7        2.5       2.6


                                                           NATURAL RESOURCES
                           ---------------------------------------------------------------------------------
                           01/01/95   01/01/94  01/01/93  01/01/92  01/01/91   01/01/90   01/01/89  05/01/88
                              TO         TO        TO        TO        TO         TO         TO        TO
                           12/31/95   12/31/94  12/31/93  12/31/92  12/31/91   12/31/90   12/31/89  12/31/88
                           --------   --------  --------  --------  --------   --------   --------  --------
Net Asset Value at
  beginning of year......  $14.443    $15.562   $12.949   $12.450   $11.622    $12.705    $10.141   $ 9.910
                           --------   --------  --------  --------  --------   --------   --------  --------
Income From Investment
  Operations:
Net investment income....    0.204      0.183     0.227     0.319     0.368      0.417      0.364     0.254
Net realized gains
  (losses) and unrealized
  appreciation
  (depreciation) on
  investments............    3.662     (0.850)    3.004     0.588     0.821     (1.143)     3.216     0.274
                           --------   --------  --------  --------  --------   --------   --------  --------
    Total from investment
    operations...........    3.866     (0.667)    3.231     0.907     1.189     (0.726)     3.580     0.528
                           --------   --------  --------  --------  --------   --------   --------  --------
Distributions to
  Shareholders:
Distributions from net
  investment income......   (0.209)    (0.150)   (0.207)   (0.309)   (0.361)    (0.336)    (0.358)   (0.252)
Distributions from net
  realized gains.........   (0.828)    (0.302)   (0.411)   (0.099)    0.000     (0.021)    (0.658)   (0.045)
                           --------   --------  --------  --------  --------   --------   --------  --------
    Total
    distributions........   (1.037)    (0.452)   (0.618)   (0.408)   (0.361)    (0.357)    (1.016)   (0.297)
                           --------   --------  --------  --------  --------   --------   --------  --------
Net increase (decrease)
  in Net Asset Value.....    2.829     (1.119)    2.613     0.499     0.828     (1.083)     2.564     0.231
                           --------   --------  --------  --------  --------   --------   --------  --------
Net Asset Value at end of
  year...................  $17.272    $14.443   $15.562   $12.949   $12.450    $11.622    $12.705   $10.141
                           --------   --------  --------  --------  --------   --------   --------  --------
                           --------   --------  --------  --------  --------   --------   --------  --------
Total Investment Rate of
  Return:**..............    26.92 %    (4.30 %)   25.15 %    7.30 %   10.30 %   (5.76 %)   35.64 %    5.42 %
Ratios/Supplemental Data:
Net assets at end of year
  (in millions)..........   $293.2     $227.3    $158.8     $77.5     $62.6      $50.6      $17.9      $9.5
Ratio of expenses net of
  reimbursement to
  average net assets.....     0.50 %     0.61 %    0.60 %    0.72 %    0.68 %     0.75 %     0.86 %    0.58 %
Ratio of net investment
  income to average net
  assets.................     1.25 %     1.09 %    1.50 %    2.44 %    2.97 %     3.45 %     3.04 %    2.46 %
Portfolio turnover
  rate...................    46.11 %    18.10 %   19.64 %   29.20 %   21.33 %    42.18 %    49.17 %   59.33 %
Number of shares
  outstanding at end of
  period (in millions)...     17.0       15.7      10.2       6.0       5.0        4.4        1.4       0.9

  All calculations are based on average month-end shares outstanding, where applicable.

**Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

                                      C13

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of The Prudential Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market, Bond, Common Stock, Aggressively Managed Flexible, Conservatively Managed Flexible, Zero Coupon Bond 1995, Zero Coupon Bond 2000, Zero Coupon Bond 2005, High Yield Bond, Stock Index, High Dividend Stock, Natural Resources, Government Securities and Global Equity Portfolios of The Prudential Series Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. We also have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Capitalization Stock and Growth Stock Portfolios of The Prudential Series Fund, Inc. as of December 31, 1995, the related statements of operations and changes in net assets for the period April 25, 1995 (commencement of business) to December 31, 1995. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of The Prudential Series Fund, Inc. as of December 31, 1995, the results of their operations and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                            FINANCIAL STATEMENTS OF
                     PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 1995

                                                                                             SUBACCOUNTS
                                                                    --------------------------------------------------------------

                                                                                                                     AGGRESSIVELY
                                                                        MONEY                           COMMON         MANAGED
                                                        TOTAL           MARKET           BOND           STOCK          FLEXIBLE
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2]........  $  296,716,654  $   15,946,635  $   21,491,802  $  107,624,988  $  105,647,473
                                                    --------------  --------------  --------------  --------------  --------------
LIABILITIES
  Payable to Related Separate Account.............          43,430               0               0               0          43,430
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS........................................  $  296,673,224  $   15,946,635  $   21,491,802  $  107,624,988  $  105,604,043
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $  296,337,719  $   15,901,841  $   21,485,655  $  107,588,953  $  105,557,680
  Equity of Pruco Life Insurance Company..........         335,505          44,794           6,147          36,035          46,363
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $  296,673,224  $   15,946,635  $   21,491,802  $  107,624,988  $  105,604,043
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

STATEMENTS OF OPERATIONS

For the year ended December 31, 1995

                                                                                             SUBACCOUNTS
                                                                    --------------------------------------------------------------

                                                                                                                     AGGRESSIVELY
                                                                        MONEY                           COMMON         MANAGED
                                                        TOTAL           MARKET           BOND           STOCK          FLEXIBLE
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    9,162,354  $      884,330  $    1,360,626  $    2,062,719  $    3,101,499

EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....         937,272          54,578          68,781         336,037         332,236
  Reimbursement for excess expenses [Note 3B].....        (409,174)         (6,389)         (8,980)        (95,005)       (237,616)
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................         528,098          48,189          59,801         241,032          94,620
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................       8,634,256         836,141       1,300,825       1,821,687       3,006,879
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............       9,591,082               0          46,988       3,775,598       4,387,819
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................         918,882               0          25,897         592,148         234,407
  Net unrealized gain on investments..............      38,815,929               0       2,288,395      19,423,426      12,905,968
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN ON INVESTMENTS...........................      49,325,893               0       2,361,280      23,791,172      17,528,194
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $   57,960,149  $      836,141  $    3,662,105  $   25,612,859  $   20,535,073
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES F1 AND F2.
                                       E1

December 31, 1995

                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------

                                                    CONSERVATIVELY       HIGH                            HIGH
                                                       MANAGED          YIELD           STOCK          DIVIDEND        NATURAL
                                                       FLEXIBLE          BOND           INDEX           STOCK         RESOURCES
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2]........  $   34,528,788  $    1,834,463  $    4,568,536  $    2,320,246  $    1,541,873
                                                    --------------  --------------  --------------  --------------  --------------
LIABILITIES
  Payable to Related Separate Account.............               0               0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS........................................  $   34,528,788  $    1,834,463  $    4,568,536  $    2,320,246  $    1,541,873
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $   34,437,738  $    1,829,331  $    4,545,682  $    2,300,236  $    1,525,868
  Equity of Pruco Life Insurance Company..........          91,050           5,132          22,854          20,010          16,005
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $   34,528,788  $    1,834,463  $    4,568,536  $    2,320,246  $    1,541,873
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------


                                                        GLOBAL        GOVERNMENT        GROWTH
                                                        EQUITY        SECURITIES        STOCK
                                                    --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2]........  $      580,374  $      468,422  $       89,990
                                                    --------------  --------------  --------------
LIABILITIES
  Payable to Related Separate Account.............               0               0               0
                                                    --------------  --------------  --------------
NET ASSETS........................................  $      580,374  $      468,422  $       89,990
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $      554,254  $      466,386  $       80,661
  Equity of Pruco Life Insurance Company..........          26,120           2,036           9,329
                                                    --------------  --------------  --------------
                                                    $      580,374  $      468,422  $       89,990
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------

STATEMENTS OF OPERATIONS (CONTINUED)
For the year ended December 31, 1995

                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------

                                                    CONSERVATIVELY       HIGH                            HIGH
                                                       MANAGED          YIELD           STOCK          DIVIDEND        NATURAL
                                                       FLEXIBLE          BOND           INDEX           STOCK         RESOURCES
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    1,351,932  $      181,504  $       84,287  $       80,529  $       17,543

EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....         111,230           5,973          13,296           7,129           4,704
  Reimbursement for excess expenses [Note 3B].....         (61,184)              0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................          50,046           5,973          13,296           7,129           4,704
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................       1,301,886         175,531          70,991          73,400          12,839
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............       1,170,397               0          32,489          96,854          69,644
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................          31,524            (933)         16,334           7,871           2,181
  Net unrealized gain on investments..............       2,509,581          95,010       1,052,064         203,709         233,804
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN ON INVESTMENTS...........................       3,711,502          94,077       1,100,887         308,434         305,629
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $    5,013,388  $      269,608  $    1,171,878  $      381,834  $      318,468
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------


                                                        GLOBAL        GOVERNMENT        GROWTH
                                                        EQUITY        SECURITIES        STOCK*
                                                    --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $        8,360  $       28,804  $            6
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....           1,629           1,531              80
  Reimbursement for excess expenses [Note 3B].....               0               0               0
                                                    --------------  --------------  --------------
NET EXPENSES......................................           1,629           1,531              80
                                                    --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................           6,731          27,273             (74)
                                                    --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............          10,665               0               0
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................             823           8,064             506
  Net unrealized gain on investments..............          53,463          43,870           3,478
                                                    --------------  --------------  --------------
NET GAIN ON INVESTMENTS...........................          64,951          51,934           3,984
                                                    --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $       71,682  $       79,207  $        3,910
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
                                                                                      *Commenced
                                                                                       Business
                                                                                      on 5/1/95

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES F1 AND F2.
                                       E2

December 31, 1995

                                                     SUBACCOUNTS
                                                    --------------

                                                        SMALL
                                                    CAPITALIZATION
                                                        STOCK
                                                    --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2]........  $       73,064
                                                    --------------
LIABILITIES
  Payable to Related Separate Account.............               0
                                                    --------------
NET ASSETS........................................  $       73,064
                                                    --------------
                                                    --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $       63,434
  Equity of Pruco Life Insurance Company..........           9,630
                                                    --------------
                                                    $       73,064
                                                    --------------
                                                    --------------

STATEMENTS OF OPERATIONS (CONTINUED)

For the year ended December 31, 1995

                                                     SUBACCOUNTS
                                                    --------------

                                                        SMALL
                                                    CAPITALIZATION
                                                        STOCK*
                                                    --------------
INVESTMENT INCOME
  Dividend distributions received.................  $          215

EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....              68
  Reimbursement for excess expenses [Note 3B].....               0
                                                    --------------
NET EXPENSES......................................              68
                                                    --------------
NET INVESTMENT INCOME (LOSS)......................             147
                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............             628
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................              60
  Net unrealized gain on investments..............           3,161
                                                    --------------
NET GAIN ON INVESTMENTS...........................           3,849
                                                    --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $        3,996
                                                    --------------
                                                    --------------
                                                      *Commenced
                                                       Business
                                                      on 5/1/95

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES F1 AND F2.
                                       E3

                     (This page intentionally left blank.)

                                       E4

                            FINANCIAL STATEMENTS OF
                     PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 1995 and 1994

                                                                                              SUBACCOUNTS
                                                                     --------------------------------------------------------------

                                                                                 MONEY
                                                 TOTAL                           MARKET                           BOND
                                     ------------------------------  ------------------------------  ------------------------------
                                          1995            1994            1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss).....  $    8,634,256  $    6,924,016  $      836,141  $      559,929  $    1,300,825  $    1,112,882
  Capital gains distributions
    received.......................       9,591,082       6,346,543               0               0          46,988          40,866
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........         918,882         376,565               0               0          25,897           8,522
  Net unrealized gain (loss) on
    investments....................      38,815,929     (14,916,341)              0               0       2,288,395      (1,825,278)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........      57,960,149      (1,269,217)        836,141         559,929       3,662,105        (663,008)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....        (948,126)      3,752,964        (251,391)       (470,898)       (215,375)       (238,081)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS........................         (88,204)       (359,061)         13,580         (40,960)        (15,824)        (12,282)
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................      56,923,819       2,124,686         598,330          48,071       3,430,906        (913,371)

NET ASSETS:
  Beginning of year................     239,749,405     237,624,719      15,348,305      15,300,234      18,060,896      18,974,267
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................  $  296,673,224  $  239,749,405  $   15,946,635  $   15,348,305  $   21,491,802  $   18,060,896
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------  --------------  --------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES F1 AND F2.
                                       E5

For the years ended December 31, 1995 and 1994

                                                        SUBACCOUNTS (CONTINUED)
                                     --------------------------------------------------------------

                                                                              AGGRESSIVELY
                                                 COMMON                         MANAGED
                                                 STOCK                          FLEXIBLE
                                     ------------------------------  ------------------------------
                                          1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss).....  $    1,821,687  $    1,683,712  $    3,006,879  $    2,308,550
  Capital gains distributions
    received.......................       3,775,598       3,446,147       4,387,819       2,439,446
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........         592,148         270,343         234,407          57,114
  Net unrealized gain (loss) on
    investments....................      19,423,426      (3,314,767)     12,905,968      (7,638,295)
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........      25,612,859       2,085,435      20,535,073      (2,833,185)
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....        (966,669)        191,542        (777,608)      1,830,761
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS........................           1,701         (99,540)       (110,202)       (126,969)
                                     --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................      24,647,891       2,177,437      19,647,263      (1,129,393)

NET ASSETS:
  Beginning of year................      82,977,097      80,799,660      85,956,780      87,086,173
                                     --------------  --------------  --------------  --------------
  End of year......................  $  107,624,988  $   82,977,097  $  105,604,043  $   85,956,780
                                     --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------


                                             CONSERVATIVELY                       HIGH
                                                MANAGED                          YIELD
                                                FLEXIBLE                          BOND
                                     ------------------------------  ------------------------------
                                          1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss).....  $    1,301,886  $      955,348  $      175,531  $      154,127
  Capital gains distributions
    received.......................       1,170,397         306,877               0               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........          31,524           8,992            (933)          2,079
  Net unrealized gain (loss) on
    investments....................       2,509,581      (1,583,036)         95,010        (205,610)
                                     --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........       5,013,388        (311,819)        269,608         (49,404)
                                     --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....         374,732       1,302,374         (24,810)         (3,900)
                                     --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS........................           9,314         (63,244)           (217)         (3,448)
                                     --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................       5,397,434         927,311         244,581         (56,752)
NET ASSETS:
  Beginning of year................      29,131,354      28,204,043       1,589,882       1,646,634
                                     --------------  --------------  --------------  --------------
  End of year......................  $   34,528,788  $   29,131,354  $    1,834,463  $    1,589,882
                                     --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES F1 AND F2.
                                       E6

For the years ended December 31, 1995 and 1994

                                                                              SUBACCOUNTS
                                     ----------------------------------------------------------------------------------------------

                                                                                  HIGH
                                                 STOCK                          DIVIDEND                        NATURAL
                                                 INDEX                           STOCK                         RESOURCES
                                     ------------------------------  ------------------------------  ------------------------------
                                          1995            1994            1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss).....  $       70,991  $       64,000  $       73,400  $       51,821  $       12,839  $        7,326
  Capital gains distributions
    received.......................          32,489           4,568          96,854          85,670          69,644          22,870
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........          16,334          13,026           7,871           4,284           2,181          11,808
  Net unrealized gain (loss) on
    investments....................       1,052,064         (58,977)        203,709        (130,972)        233,804         (94,709)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........       1,171,878          22,617         381,834          10,803         318,468         (52,705)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....         291,051         182,827         239,675         418,737          80,100         186,135
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS........................          (9,754)          7,658          18,454         (25,455)         13,605         (31,173)
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................       1,453,175         213,102         639,963         404,085         412,173         102,257

NET ASSETS:
  Beginning of year................       3,115,361       2,902,259       1,680,283       1,276,198       1,129,700       1,027,443
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................  $    4,568,536  $    3,115,361  $    2,320,246  $    1,680,283  $    1,541,873  $    1,129,700
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------  --------------  --------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES F1 AND F2.
                                       E7

For the years ended December 31, 1995 and 1994

                                                                        SUBACCOUNTS (CONTINUED)
                                     ----------------------------------------------------------------------------------------------

                                                                                                                         SMALL
                                                 GLOBAL                        GOVERNMENT                GROWTH      CAPITALIZATION
                                                EQUITY**                       SECURITIES                STOCK*          STOCK*
                                     ------------------------------  ------------------------------  --------------  --------------
                                          1995            1994            1995            1994            1995            1995
                                     --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss).....  $        6,731  $          131  $       27,273  $       26,190  $          (74) $          147
  Capital gains distributions
    received.......................          10,665              99               0               0               0             628
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........             823               0           8,064             397             506              60
  Net unrealized gain (loss) on
    investments....................          53,463         (15,549)         43,870         (49,148)          3,478           3,161
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........          71,682         (15,319)         79,207         (22,561)          3,910           3,996
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....         161,379         340,684           2,911          12,783          77,699          60,180
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS........................          12,250           9,698         (38,380)         26,654           8,381           8,888
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................         245,311         335,063          43,738          16,876          89,990          73,064

NET ASSETS:
  Beginning of year................         335,063               0         424,684         407,808               0               0
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................  $      580,374  $      335,063  $      468,422  $      424,684  $       89,990  $       73,064
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                              **Commenced                                                      *Commenced
                                                Business                                                        Business
                                               on 5/1/94                                                       on 5/1/95

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES F1 AND F2.
                                       E8

                        NOTES TO FINANCIAL STATEMENTS OF
                     PRUCO LIFE VARIABLE INSURANCE ACCOUNT
          FOR THE YEARS ENDED DECEMBER 31, 1995 AND DECEMBER 31, 1994

NOTE 1:  GENERAL

Pruco Life Variable Insurance Account (the "Account") was established on November 10, 1982 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("The Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by The Prudential.

New sales of the product which invests in the Account were discontinued as of January 1, 1992. However, premium payments made by current Contract owners will continue to be received by the Account.

NOTE 2:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1995 were as follows:

                                                           PORTFOLIOS
                           ---------------------------------------------------------------------------
                                                                        AGGRESSIVELY   CONSERVATIVELY
        PORTFOLIO              MONEY                        COMMON         MANAGED         MANAGED
       INFORMATION            MARKET          BOND           STOCK        FLEXIBLE        FLEXIBLE
-------------------------  -------------  -------------  -------------  -------------  ---------------
Number of shares:              1,594,664      1,899,724      4,197,567     5,915,537        2,255,492
Net asset value per
share:                     $     10.0000  $     11.3131  $     25.6399   $   17.8593    $     15.3088
Cost:                      $  15,946,635  $  20,102,191  $  71,640,147   $87,271,562    $  30,758,824

                                             PORTFOLIOS (CONTINUED)
                           ----------------------------------------------------------
                               HIGH                          HIGH
        PORTFOLIO              YIELD          STOCK        DIVIDEND        NATURAL
       INFORMATION             BOND           INDEX          STOCK        RESOURCES
-------------------------  -------------  -------------  -------------  -------------
Number of shares:                235,175        228,930        142,601        89,271
Net asset value per
share:                     $      7.8004  $     19.9561  $     16.2709   $   17.2718
Cost:                      $   1,869,013  $   3,085,808  $   2,096,490   $ 1,243,132


                                             PORTFOLIOS (CONTINUED)
                           ----------------------------------------------------------
                                                                            SMALL
        PORTFOLIO             GLOBAL       GOVERNMENT       GROWTH      CAPITALIZATION
       INFORMATION            EQUITY       SECURITIES        STOCK          STOCK
-------------------------  -------------  -------------  -------------  -------------
Number of shares:                 37,363         39,971          7,172         6,174
Net asset value per
share:                     $     15.5332  $     11.7189  $     12.5468   $   11.8334
Cost:                      $     542,461  $     454,612  $      86,512   $    69,902

NOTE 3:  CHARGES AND EXPENSES

A.  Mortality Risk and Expense Risk Charges

    The mortality risk and expense risk charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of Contract owners held in each subaccount.

B.  Expense Reimbursement

    Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Bond, Common Stock, Aggressively Managed Flexible and the Conservatively Managed Flexible Portfolios of the Series Fund.

                                       F1

NOTE 4:  TAXES

The operations of the subaccounts form a part of, and are taxed with, the operations of Pruco Life. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the Contract owners are not taxed to Pruco Life. As a result, the net asset values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts.

NOTE 5:  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

The  increase  (decrease)  in  net  assets  resulting  from  surplus   transfers
represents the net contributions (withdrawals) of Pruco Life to the Account.

                                       F2

                          INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
Pruco Life Variable Insurance
Account and the Board of Directors
of Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying statements of net assets of Pruco Life Variable Insurance Account of Pruco Life Insurance Company (comprising, respectively, the Money Market, Bond, Common Stock, Aggressively Managed Flexible, Conservatively Managed Flexible, High Yield Bond, Stock Index, High Dividend Stock, Natural Resources, Global Equity, Government Securities, Growth Stock, and Small Capitalization Stock subaccounts) as of December 31, 1995, the related statements of operations for the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Pruco Life Variable Insurance Account as of December 31, 1995, the results of their operations, and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                       G1

                     (This page intentionally left blank.)

                                       G1

                            FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 1995

                                                                                             SUBACCOUNTS
                                                                    --------------------------------------------------------------

                                                                                                                     AGGRESSIVELY
                                                                        MONEY                           COMMON         MANAGED
                                                        TOTAL           MARKET           BOND           STOCK          FLEXIBLE
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2]........  $  127,669,507  $    7,340,681  $    9,011,838  $   53,332,878  $   41,758,579
  Receivable from Related Separate Account........             982               0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
    Total Assets..................................  $  127,670,489  $    7,340,681  $    9,011,838  $   53,332,878  $   41,758,579
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
LIABILITIES
  Payable to Related Separate Account.............          16,587               0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS........................................  $  127,653,902  $    7,340,681  $    9,011,838  $   53,332,878  $   41,758,579
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $  127,423,576  $    7,323,086  $    8,995,399  $   53,284,243  $   41,673,946
  Equity of Pruco Life Insurance Company of New
    Jersey........................................         230,326          17,595          16,439          48,635          84,633
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $  127,653,902  $    7,340,681  $    9,011,838  $   53,332,878  $   41,758,579
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

STATEMENTS OF OPERATIONS

For the year ended December 31, 1995

                                                                                             SUBACCOUNTS
                                                                    --------------------------------------------------------------

                                                                                                                     AGGRESSIVELY
                                                                        MONEY                           COMMON         MANAGED
                                                        TOTAL           MARKET           BOND           STOCK          FLEXIBLE
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    3,875,814  $      407,817  $      572,612  $    1,022,865  $    1,228,450

EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....         403,644          25,162          28,910         166,648         131,594
  Reimbursement for excess expenses [Note 3B].....        (170,818)         (2,947)         (3,774)        (47,116)        (94,120)
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................         232,826          22,215          25,136         119,532          37,474
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................       3,642,988         385,602         547,476         903,333       1,190,976
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............       4,127,305               0          19,747       1,871,861       1,736,662
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................         561,577               0          11,479         386,726         134,824
  Net unrealized gain on investments..............      16,924,175               0         961,936       9,550,433       5,079,159
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN ON INVESTMENTS...........................      21,613,057               0         993,162      11,809,020       6,950,645
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $   25,256,045  $      385,602  $    1,540,638  $   12,712,353  $    8,141,621
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES I1 AND I2.
                                       H1

December 31, 1995

                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------

                                                    CONSERVATIVELY       HIGH                            HIGH
                                                       MANAGED          YIELD           STOCK          DIVIDEND        NATURAL
                                                       FLEXIBLE          BOND           INDEX           STOCK         RESOURCES
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2]........  $   12,903,396  $      765,983  $      871,350  $      765,448  $      438,562
  Receivable from Related Separate Account........               0               0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
    Total Assets..................................  $   12,903,396  $      765,983  $      871,350  $      765,448  $      438,562
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
LIABILITIES
  Payable to Related Separate Account.............               0               0          16,587               0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS........................................  $   12,903,396  $      765,983  $      854,763  $      765,448  $      438,562
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $   12,878,412  $      763,052  $      854,763  $      762,670  $      431,335
  Equity of Pruco Life Insurance Company of New
    Jersey........................................          24,984           2,931               0           2,778           7,227
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $   12,903,396  $      765,983  $      854,763  $      765,448  $      438,562
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------


                                                        GLOBAL        GOVERNMENT        GROWTH
                                                        EQUITY        SECURITIES        STOCK
                                                    --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2]........  $      210,394  $      209,471  $       41,287
  Receivable from Related Separate Account........               0             982               0
                                                    --------------  --------------  --------------
    Total Assets..................................  $      210,394  $      210,453  $       41,287
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
LIABILITIES
  Payable to Related Separate Account.............               0               0               0
                                                    --------------  --------------  --------------
NET ASSETS........................................  $      210,394  $      210,453  $       41,287
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $      206,222  $      210,453  $       31,104
  Equity of Pruco Life Insurance Company of New
    Jersey........................................           4,172               0          10,183
                                                    --------------  --------------  --------------
                                                    $      210,394  $      210,453  $       41,287
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------

STATEMENTS OF OPERATIONS (CONTINUED)
For the year ended December 31, 1995

                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------

                                                    CONSERVATIVELY       HIGH                            HIGH
                                                       MANAGED          YIELD           STOCK          DIVIDEND        NATURAL
                                                       FLEXIBLE          BOND           INDEX           STOCK         RESOURCES
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $      505,159  $       75,895  $       15,843  $       26,533  $        4,898

EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....          41,558           2,470           2,420           2,302           1,286
  Reimbursement for excess expenses [Note 3B].....         (22,861)              0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................          18,697           2,470           2,420           2,302           1,286
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................         486,462          73,425          13,423          24,231           3,612
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............         437,152               0           6,171          31,977          19,671
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................          18,242            (535)          1,256           2,925           3,237
  Net unrealized gain on investments..............         935,354          39,668         192,144          64,528          60,792
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN ON INVESTMENTS...........................       1,390,748          39,133         199,571          99,430          83,700
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $    1,877,210  $      112,558  $      212,994  $      123,661  $       87,312
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------


                                                        GLOBAL        GOVERNMENT        GROWTH
                                                        EQUITY        SECURITIES        STOCK*
                                                    --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $        3,091  $       12,598  $            3
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....             607             656              21
  Reimbursement for excess expenses [Note 3B].....               0               0               0
                                                    --------------  --------------  --------------
NET EXPENSES......................................             607             656              21
                                                    --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................           2,484          11,942             (18)
                                                    --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............           3,923               0               0
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................           1,883             548             632
  Net unrealized gain on investments..............          18,037          20,382             653
                                                    --------------  --------------  --------------
NET GAIN ON INVESTMENTS...........................          23,843          20,930           1,285
                                                    --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $       26,327  $       32,872  $        1,267
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
                                                                                      *Commenced
                                                                                       Business
                                                                                      on 5/1/95

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES I1 AND I2.
                                       H2

December 31, 1995

                                                     SUBACCOUNTS
                                                    --------------

                                                        SMALL
                                                    CAPITALIZATION
                                                        STOCK
                                                    --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2]........  $       19,640
  Receivable from Related Separate Account........               0
                                                    --------------
    Total Assets..................................  $       19,640
                                                    --------------
                                                    --------------
LIABILITIES
  Payable to Related Separate Account.............               0
                                                    --------------
NET ASSETS........................................  $       19,640
                                                    --------------
                                                    --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $        8,891
  Equity of Pruco Life Insurance Company of New
    Jersey........................................          10,749
                                                    --------------
                                                    $       19,640
                                                    --------------
                                                    --------------

STATEMENTS OF OPERATIONS (CONTINUED)

For the year ended December 31, 1995

                                                     SUBACCOUNTS
                                                    --------------

                                                        SMALL
                                                    CAPITALIZATION
                                                        STOCK*
                                                    --------------
INVESTMENT INCOME
  Dividend distributions received.................  $           50

EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....              10
  Reimbursement for excess expenses [Note 3B].....               0
                                                    --------------
NET EXPENSES......................................              10
                                                    --------------
NET INVESTMENT INCOME (LOSS)......................              40
                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............             141
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................             360
  Net unrealized gain on investments..............           1,089
                                                    --------------
NET GAIN ON INVESTMENTS...........................           1,590
                                                    --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $        1,630
                                                    --------------
                                                    --------------
                                                      *Commenced
                                                       Business
                                                      on 5/1/95

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES I1 AND I2.
                                       H3

                     (This page intentionally left blank.)

                                       H4

                            FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 1995 and 1994

                                                                                              SUBACCOUNTS
                                                                     --------------------------------------------------------------

                                                                                 MONEY
                                                 TOTAL                           MARKET                           BOND
                                     ------------------------------  ------------------------------  ------------------------------
                                          1995            1994            1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income............  $    3,642,988  $    2,941,223  $      385,602  $      254,974  $      547,476  $      469,970
  Capital gains distributions
    received.......................       4,127,305       2,850,268               0               0          19,747          17,313
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........         561,577         272,292               0               0          11,479             307
  Net unrealized gain (loss) on
    investments....................      16,924,175      (6,337,510)              0               0         961,936        (767,566)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........      25,256,045        (273,727)        385,602         254,974       1,540,638        (279,976)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....        (818,079)      1,034,925         (61,093)       (171,851)       (121,579)       (109,516)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS........................         (57,223)         21,427           9,308         (12,529)          6,715         (10,810)
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................      24,380,743         782,625         333,817          70,594       1,425,774        (400,302)

NET ASSETS:
  Beginning of year................     103,273,159     102,490,534       7,006,864       6,936,270       7,586,064       7,986,366
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................  $  127,653,902  $  103,273,159  $    7,340,681  $    7,006,864  $    9,011,838  $    7,586,064
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------  --------------  --------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES I1 AND I2.
                                       H5

For the years ended December 31, 1995 and 1994

                                                        SUBACCOUNTS (CONTINUED)
                                     --------------------------------------------------------------

                                                                              AGGRESSIVELY
                                                 COMMON                         MANAGED
                                                 STOCK                          FLEXIBLE
                                     ------------------------------  ------------------------------
                                          1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income............  $      903,333  $      837,378  $    1,190,976  $      917,201
  Capital gains distributions
    received.......................       1,871,861       1,713,938       1,736,662         969,306
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........         386,726         189,189         134,824          63,255
  Net unrealized gain (loss) on
    investments....................       9,550,433      (1,705,026)      5,079,159      (3,075,595)
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........      12,712,353       1,035,479       8,141,621      (1,125,833)
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....        (602,249)       (181,317)       (490,699)        555,429
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS........................         (30,219)         43,028           8,173          (5,718)
                                     --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................      12,079,885         897,190       7,659,095        (576,122)

NET ASSETS:
  Beginning of year................      41,252,993      40,355,803      34,099,484      34,675,606
                                     --------------  --------------  --------------  --------------
  End of year......................  $   53,332,878  $   41,252,993  $   41,758,579  $   34,099,484
                                     --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------


                                             CONSERVATIVELY                       HIGH
                                                MANAGED                          YIELD
                                                FLEXIBLE                          BOND
                                     ------------------------------  ------------------------------
                                          1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income............  $      486,462  $      359,464  $       73,425  $       62,776
  Capital gains distributions
    received.......................         437,152         115,421               0               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........          18,242           6,748            (535)          2,452
  Net unrealized gain (loss) on
    investments....................         935,354        (598,093)         39,668         (85,121)
                                     --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........       1,877,210        (116,460)        112,558         (19,893)
                                     --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....          87,711         571,807            (790)         21,126
                                     --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS........................         (22,015)         (9,102)         (8,260)          3,640
                                     --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................       1,942,906         446,245         103,508           4,873
NET ASSETS:
  Beginning of year................      10,960,490      10,514,245         662,475         657,602
                                     --------------  --------------  --------------  --------------
  End of year......................  $   12,903,396  $   10,960,490  $      765,983  $      662,475
                                     --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES I1 AND I2.
                                       H6

For the years ended December 31, 1995 and 1994

                                                                              SUBACCOUNTS
                                     ----------------------------------------------------------------------------------------------

                                                                                  HIGH
                                                 STOCK                          DIVIDEND                        NATURAL
                                                 INDEX                           STOCK                         RESOURCES
                                     ------------------------------  ------------------------------  ------------------------------
                                          1995            1994            1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income............  $       13,423  $       11,382  $       24,231  $       16,297  $        3,612  $        2,012
  Capital gains distributions
    received.......................           6,171             821          31,977          27,247          19,671           6,205
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........           1,256           3,354           2,925           4,860           3,237           1,954
  Net unrealized gain (loss) on
    investments....................         192,144         (12,240)         64,528         (44,244)         60,792         (24,890)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........         212,994           3,317         123,661           4,160          87,312         (14,719)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....          98,492          11,474         115,142         147,153          38,282          58,409
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS........................         (11,659)          5,387          (8,841)         (1,555)         (4,996)          1,637
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................         299,827          20,178         229,962         149,758         120,598          45,327

NET ASSETS:
  Beginning of year................         554,936         534,758         535,486         385,728         317,964         272,637
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................  $      854,763  $      554,936  $      765,448  $      535,486  $      438,562  $      317,964
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------  --------------  --------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES I1 AND I2.
                                       H7

For the years ended December 31, 1995 and 1994

                                                                        SUBACCOUNTS (CONTINUED)
                                     ----------------------------------------------------------------------------------------------

                                                                                                                         SMALL
                                                 GLOBAL                        GOVERNMENT                GROWTH      CAPITALIZATION
                                                EQUITY**                       SECURITIES                STOCK*          STOCK*
                                     ------------------------------  ------------------------------  --------------  --------------
                                          1995            1994            1995            1994            1995            1995
                                     --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income............  $        2,484  $           67  $       11,942  $        9,702  $          (18) $           40
  Capital gains distributions
    received.......................           3,923              17               0               0               0             141
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........           1,883               0             548             173             632             360
  Net unrealized gain (loss) on
    investments....................          18,037          (5,739)         20,382         (18,996)            653           1,089
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........          26,327          (5,655)         32,872          (9,121)          1,267           1,630
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....          62,108         123,441          17,297           8,770          30,835           8,464
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS........................          (7,501)         11,674          (6,659)         (4,225)          9,185           9,546
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................          80,934         129,460          43,510          (4,576)         41,287          19,640

NET ASSETS:
  Beginning of year................         129,460               0         166,943         171,519               0               0
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................  $      210,394  $      129,460  $      210,453  $      166,943  $       41,287  $       19,640
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                              **Commenced                                                      *Commenced
                                                Business                                                        Business
                                               on 5/1/94                                                       on 5/1/95

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES I1 AND I2.
                                       H8

                        NOTES TO FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT
          FOR THE YEARS ENDED DECEMBER 31, 1995 AND DECEMBER 31, 1994

NOTE 1:  GENERAL

Pruco Life of New Jersey Variable Insurance Account (the "Account") was established on November 10, 1982 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("The Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company and is managed by The Prudential.

New sales of the product which invests in the Account were discontinued as of January 1, 1992. However, premium payments made by current Contract owners will continue to be received by the Account.

NOTE 2:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC.
PORTFOLIO

The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1995 were as follows:

                                                           PORTFOLIOS
                            -------------------------------------------------------------------------
                                                                       AGGRESSIVELY   CONSERVATIVELY
        PORTFOLIO              MONEY                       COMMON         MANAGED         MANAGED
       INFORMATION             MARKET         BOND          STOCK        FLEXIBLE        FLEXIBLE
--------------------------  ------------  ------------  -------------  -------------  ---------------
Number of shares:                734,068      796,583       2,080,078     2,338,195          842,877
Net asset value per share:  $    10.0000   $  11.3131   $     25.6399   $   17.8593    $     15.3088
Cost:                       $  7,340,681   $8,457,876   $  35,688,213   $34,674,877    $  11,551,030

                                             PORTFOLIOS (CONTINUED)
                            --------------------------------------------------------
                                HIGH                        HIGH
        PORTFOLIO              YIELD         STOCK        DIVIDEND        NATURAL
       INFORMATION              BOND         INDEX          STOCK        RESOURCES
--------------------------  ------------  ------------  -------------  -------------
Number of shares:                 98,198       43,663          47,044        25,392
Net asset value per share:  $     7.8004   $  19.9561   $     16.2709   $   17.2718
Cost:                       $    779,526   $  611,624   $     710,478   $   363,502


                                             PORTFOLIOS (CONTINUED)
                            --------------------------------------------------------
                                                                           SMALL
        PORTFOLIO              GLOBAL      GOVERNMENT      GROWTH      CAPITALIZATION
       INFORMATION             EQUITY      SECURITIES       STOCK          STOCK
--------------------------  ------------  ------------  -------------  -------------
Number of shares:                 13,545       17,875           3,291         1,660
Net asset value per share:  $    15.5332   $  11.7189   $     12.5468   $   11.8334
Cost:                       $    198,096   $  203,365   $      40,635   $    18,551

NOTE 3:  CHARGES AND EXPENSES

A.  Mortality Risk and Expense Risk Charges

    The mortality risk and expense risk charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of Contract owners held in each subaccount.

                                       I1

B.  Expense Reimbursement

    Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Bond, Common Stock, Aggressively Managed Flexible and the Conservatively Managed Flexible Portfolios of the Series Fund.

NOTE 4:  TAXES

The operations of the subaccounts form a part of, and are taxed with, the operations of Pruco Life of New Jersey. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the Contract owners are not taxed to Pruco Life of New Jersey. As a result, the net asset values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts.

NOTE 5:  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS
TRANSFERS

The   increase  (decrease)  in  net  assets  resulting  from  surplus  transfers represents the net contributions (withdrawals) of Pruco Life of New Jersey to the Account.

                                       I2

                          INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
Pruco Life of New Jersey Variable Insurance
Account and the Board of Directors
of Pruco Life Insurance Company of New Jersey
Newark, New Jersey

We have audited the accompanying statements of net assets of Pruco Life of New Jersey Variable Insurance Account of Pruco Life Insurance Company of New Jersey (comprising, respectively, the Money Market, Bond, Common Stock, Aggressively Managed Flexible, Conservatively Managed Flexible, High Yield Bond, Stock Index, High Dividend Stock, Natural Resources, Global Equity, Government Securities, Growth Stock, and Small Capitalization Stock subaccounts) as of December 31, 1995, the related statements of operations for the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Pruco Life of New Jersey Variable Insurance Account as of December 31, 1995, the results of their operations, and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                       J1

                              REPORT OF MANAGEMENT

    The accompanying financial statements and all information in the annual report are the responsibility of management of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (Companies), and The Prudential Series Fund, Inc. (the Series Fund). They have been prepared in conformity with generally accepted accounting principles. The statements necessarily include amounts based on management's best estimates and judgments. Information presented in one section of the annual report is consistent with information dealing with the same or substantially similar subject matter presented elsewhere in the annual report.

    The systems of internal controls for the Series Fund and the Companies' Variable Insurance and Annuity Accounts underlying Variable Life Insurance and Variable Annuity products are integral parts of those for the Companies. As such, management depends upon the Companies' systems of internal controls in meeting its responsibilities for reliable financial statements. These systems are designed to provide reasonable assurance that assets are safeguarded and that transactions are properly recorded and executed in accordance with management's authorization. The concept of reasonable assurance is based on the premise that the cost of internal controls should not exceed the benefits derived. The control environment is enhanced by the selection and training of competent management, a business ethics policy demanding the highest standards of conduct by employees in carrying out the Companies' affairs, organizational arrangements that provide for segregation of duties and delegation of authority, and the communication of accounting and operating policies and procedures throughout the organization. In addition, the Companies use the services of The Prudential's professional staff of internal auditors who monitor the control structure through periodic reviews and tests of the control aspects of accounting, financial and operating activities. The internal auditors coordinate their program with that of the independent certified public accountants.

    The financial statements have been audited by Deloitte & Touche, independent auditors. The independent auditors' reports, which appear in this annual report, each express an independent professional opinion on the fairness of presentation of management's financial statements. The auditors review the financial and accounting controls and conduct such tests and procedures as they deem necessary under generally accepted auditing standards.

    The Companies' Board of Directors, and the Series Fund's Board of Directors monitor management's fulfillment of its responsibilities for accurate accounting, statement preparation and protection of assets. The Series Fund's Board of Directors has a majority of outside directors and these outside directors constitute an informal auditing committee. They meet with the independent certified public accountants, management and internal auditors periodically to evaluate the discharge by each of their respective responsibilities. Each has free and separate access to the Series Fund's Board of Directors to discuss accounting, financial reporting, internal control and auditing matters.

Mendel A. Melzer                                    Stephen P. Tooley
Chairman                                            Vice President and Comptroller
The Prudential Series Fund, Inc.                    Pruco Life Insurance Company and
                                                    Pruco Life Insurance Company of New Jersey

                                       I

              GLOSSARY OF TERMS FOR THE REPORT TO CONTRACT OWNERS
 (NOTE: ADDITIONAL EXPLANATIONS WILL BE FOUND IN NOTES TO FINANCIAL STATEMENTS)

ACCUMULATION UNIT -- The measure for determining the Contract owner's share in the separate account of a deferred variable annuity during the accumulation period before annuity benefits begin to be paid. Contract owner transactions such as purchase payments, transfers, and withdrawals result in changes to the number of accumulation units credited to the Contract owner. Investment results and daily charges affect the value of the accumulation unit.

ANNUITY UNIT -- The measure of the fixed number of benefit units purchased by the accumulation units when annuitizing via a variable payout annuity.

AMERICAN DEPOSITORY RECEIPT (ADR) -- A certificate issued by an American bank to evidence ownership of a block of foreign shares. The certificate can be traded like a share of stock.

BOND -- A debt security which obligates the issuer to pay interest at specific intervals and to redeem the bond for a specified amount on the maturity date. A bond can be categorized based on the time interval between issue date and maturity date. Short-term bond: 2 years or less; medium-term bond: 2 - 10 years; long-term bond: 10 years or more.

CERTIFICATE OF DEPOSIT (CD) -- A short-term, interest-bearing bond issued by a bank or a savings and loan.

COMMERCIAL PAPER -- A short-term, unsecured promissory note issued by either a corporation or bank.

COMMON STOCK -- The basic unit of ownership of a public corporation which entitles stockholders to dividend payments, although amount and frequency of dividends are not guaranteed. (see also Stock)

CONVERTIBLE BOND -- A bond that is exchangeable for another type of security (usually common stock).

COUPON RATE -- The annual rate of interest the issuer of a bond will pay bondholders.

DEFAULTED SECURITY -- A bond which fails to make interest payments in a timely manner.

FUTURES CONTRACT -- A contract calling for the delivery of a specified quantity of cash, a financial security or a commodity. The contract includes a specific price and future time at which the exchange may take place.

LOAN PARTICIPATION -- A loan to a corporation which is sold by a bank in the form of a short-term, unsecured promissory note.

NET ASSETS -- The term used to designate the total value of securities owned, cash, receivables, and other assets less any liabilities.

MARKET VALUE -- The dollar value of a security on a given day, usually based on the last sales price of that given day.

OPTION CONTRACT -- A contract giving the investor the right to buy or sell an underlying security at a fixed price before the expiration date. An option which grants the investor the right to buy the underlying security is a Call Option; a Put Option gives the investor the right to sell the underlying security.

PIK BOND/STOCK (PAY IN KIND) -- A security which has the option to pay interest or dividends in the form of either additional bonds or shares of stock.

PREFERRED STOCK -- A high quality unit of ownership of a public corporation which entitles the holder to preference over common stock holders in the payment of dividends. (see also Stock)

PORTFOLIO TURNOVER -- A measure of portfolio trading activity.

REALIZED GAIN/LOSS -- The amount of profit or loss from the sale of securities. Calculated as the sale price minus the purchase price.

                                       II

REPURCHASE AGREEMENT -- An agreement where an investor loans cash to a bank in exchange for a Treasury security held as collateral and interest on the loan. The agreement indicates that the cash and collateral are exchanged back the following day. These securities are used to invest idle cash.

RESTRICTED SECURITY -- A security which is sold privately because it is not registered with the SEC.

RIGHT -- Privilege granted to stockholders of a company to buy shares of a new issue of common stock (at a price below the public offering price) before it is offered to the public.

STOCK -- Unit of ownership in a public corporation. The value of a share of stock varies, according to how buyers and sellers of the stock view the corporation's future success. Shareholders generally receive dividend payments, which are their part of the corporation's earnings. (see also Common Stock; Preferred Stock)

TIME DEPOSIT (TD) -- A non-negotiable short-term, interest bearing bond issued by a bank or savings & loan. The maturity period can be from 1 day to 6 months.

UNREALIZED GAIN/LOSS -- The increase or decrease in the value of a security, based on its daily market price and its original purchase price. A gain or loss is "unrealized" until the sale of the security.

VARIATION MARGIN -- A term used in the daily valuation of futures contracts. It refers to the difference between the current and previous day's settling price.

WARRANT -- A security which entitles the holder to buy additional shares of common stock at a specified price (usually higher than the market price at the time of issuance), over a period of years.

                                      III

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER           W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD
  CHAIRMAN,                  PhD.                       CEO,
  THE PRUDENTIAL SERIES      EXECUTIVE VICE             PRUDENTIAL PREFERRED
  FUND, INC.                 PRESIDENT,                 FINANCIAL SERVICES;
                             FAIRLEIGH DICKINSON        PRESIDENT, SERIES FUND
                             UNIVERSITY

          SAUL K. FENSTER, PhD.              JOSEPH WEBER, PhD.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

--------------------------------------------------------------------------------

BOARD OF
DIRECTORS  PRUCO LIFE INSURANCE COMPANY

           PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

E. MICHAEL CAULFIELD       GARNETT L. KEITH, JR.      I. EDWARD PRICE
  CEO,                       VICE CHAIRMAN,             CEO,
  PRUDENTIAL PREFERRED       THE PRUDENTIAL             PRUDENTIAL
  FINANCIAL SERVICES         INSURANCE COMPANY OF       INTERNATIONAL INSURANCE
                             AMERICA                  WILLIAM F. YELVERTON
                           IRA J. KLEINMAN              CEO,
                             PRESIDENT,                 INDIVIDUAL INSURANCE
                             PRUDENTIAL SELECT          GROUP
                             MARKETING COMPANY
                           ESTHER H. MILNES
                             SENIOR VICE PRESIDENT,
                             PRUDENTIAL INSURANCE
                             AND
                             FINANCIAL SERVICES;
                             PRESIDENT, PRUCO LIFE
                             AND
                             PRUCO LIFE OF NEW
                             JERSEY

                                       IV

The toll-free numbers shown below can be used to make transfers and reallocations. Unit values for each investment option are available to all contract owners from the 800 number.

However, you must be enrolled to allocate premiums, transfer funds or get the following information by telephone:

   - How your premiums are being allocated

   - Current investment option values in your contract.

The phone lines are open each business day during the hours shown.

Please be sure to have your contract number available when you call.

                                     [MAP]
                                       -
                                 1-800-634-7879
                                       -
                              8am-4pm Central Time
                                 1-800-356-4050
                              8am-4pm Eastern Time
                                       -
                                 1-800-635-9587
                              8am-4pm Eastern Time

--------------------------------------------------------------------------------
In the past, contract owners who held several contracts of the same type, at the same address, received multiple copies of Annual Reports and Semi-Annual Reports. In an effort to lessen waste and to reduce your Fund's expense of postage and printing, we will now mail only one copy of each contract owner report for your related contracts at the same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The above toll-free numbers should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.
This annual report is authorized for use with prospective investors only when preceded or accompanied by a current prospectus for The Prudential Series Fund, Inc. and for the applicable variable life insurance or annuity contract. These products are available through Pruco Securities Corp., Newark, NJ, a subsidiary of The Prudential. These prospectuses contain more information concerning charges and expenses and should be read carefully before you invest or send money.

                  LIVE WELL. MAKE A PLAN. BE YOUR OWN ROCK.

Since 1875, The Prudential has been helping individuals and families meet their financial needs. Changing times mean changing needs.
Whether providing superior insurance protection for home, family, and business, providing for future education and retirement expenses, or offering innovations like our Living Needs
Benefit-Registered Trademark- and
Critical Care Access, Prudential people have always been able to deliver something more: personal service, quality, attention to detail, and the financial strength of The Rock.

If you have any questions regarding your contract(s), please contact your Prudential/Pruco Securities representative or your local office.

P.O. Box 197
Minneapolis, MN 55440-0197                                BULK RATE
                                                        U.S. Postage
                                                            PAID
                                                      Jersey City, N.J.
Forwarding and Return Postage Guaranteed                Permit No. 60
Address Correction Requested

                                                   [RECYCLE LOGO]

PRUCO VLI AR 12/95                        Printed in the U.S.A. on recycled
SIMS Cat. No. 646679F                          paper using soybean ink

Graph 1: (Money Market Portfolio)

How Money Markets Fared Compared With Other Asset Classes.
Graph represents comparison of markets for 1-year total return and 20-year average annual return for year ending 12/31/95. Investment Total Returns for the one year ending 12/31/95: U.S. Bonds - 18.5%; U.S. Stocks - 37.6%; Global Stocks - 21.3%; U.S. Money Markets - 5.4%. Investment Total Returns for the twenty-years ending 12/31/95: U.S. Bonds - 10.1%; U.S. Stocks - 14.6%; Global Stocks - 14.2%; U.S. Money Markets - 7.7%.


Graph 2: (Money Market Portfolio)

Graph represents Money Market rates and the historical yield curve for the years ending 12/31/94 and 12/31/95. For year ending 12/31/94, the 3 month yield was approximately 5.7%, curving upward to the 30 year yield of approximately 7.7%, then leveling out. For the year ending 12/31/95, the 3 month yield was approximately 5.2%, curving upward to the 30 year yield of approximately 6.0%, then leveling out.


Graph 3: (Bond Portfolio)

Graph represents the growth of $10,000 invested in the Bond Portfolio compared with the Lehman Aggregate Index and the Lipper VIP Corporate Bond Average. In the ten years ended 12/31/95, an investment of $10,000 would have a value of $24,512, $25,079, and $24,065 respectively.


Graph 4: (Government Securities Portfolio)

Graph represents the growth of $10,000 invested in the Government Securities Portfolio compared with the Lehman Government Index and the Lipper VIP U.S. Government Average. In the seven years ended 12/31/95, an investment of $10,000 would have a value of $18,600, $18,817, and $18,000 respectively.


Graph 5: (Zero Coupon Bond 2000 Portfolio)

Graph represents the growth of $10,000 invested in the Zero Coupon Bond 2000 Portfolio compared with the Lehman Government Index and the Lipper VIP Target Maturity Average. In the ten years ended 12/31/95, an investment of $10,000 would have a value of $29,482, $23,433, and $26,995 respectively.

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Graph 6: (Zero Coupon Bond 2005 Portfolio)

Graph represents the growth of $10,000 invested in the Zero Coupon Bond 2005 Portfolio compared with the Lehman Government Index and the Lipper VIP Target Maturity Average. In the seven years ended 12/31/95, an investment of $10,000 would have a value of $22,115, $18,817, and $21,656 respectively.


Graph 7: (Conservatively / Aggressively Managed Flexible Portfolio)

Graph represents the growth of $10,000 invested in the Conservatively Managed Flexible Portfolio and the growth of $10,000 invested in the Aggressively Managed Flexible Portfolio compared with the S&P 500, Lehman Aggregate Index, and the Lipper VIP Flexible Average. In the ten years ended 12/31/95, an investment of $10,000 would have a value of $26,106, $29,771, $40,032,
$25,079, and $29,392 respectively.


Graph 8: (High Yield Bond Portfolio)

Graph represents the growth of $10,000 invested in the High Yield Bond Portfolio compared with Lehman High Yield Index, and the Lipper VIP High Yield Average. In the nine years ended 12/31/95, an investment of $10,000 would have a value of $20,621, $23,684, and $22,940 respectively.


Graph 9: (Stock Index Portfolio)

Graph represents the growth of $10,000 invested in the Stock Index Portfolio compared with the S&P 500 and Lipper VIP Growth and Income Average. In the nine years ended 12/31/95, an investment of $10,000 would have a value of $32,987, $31,647, and $27,035 respectively.


Graph 10: (High Dividend Stock Portfolio)

Graph represents the growth of $10,000 invested in the High Dividend Stock Portfolio compared with the S&P 500 and Lipper VIP Equity Income Average. In the eight years ended 12/31/95, an investment of $10,000 would have a value of $27,864, $29,390, and $25,345 respectively.

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Graph 11: (Common Stock Portfolio)

Graph represents the growth of $10,000 invested in the Common Stock Portfolio compared with the S&P 500 and Lipper Growth Average. In the ten years ended 12/31/95, an investment of $10,000 would have a value of $39,855, $40,032, and $37,836 respectively.


Graph 12: (Growth Stock Portfolio)

Graph represents the growth of $10,000 invested in the Growth Stock Portfolio compared with the S&P 500 and Lipper VIP Growth Average. Since inception of 5/1/95, and through the year ended 12/31/95, an investment of $10,000 would have a value of $12,440, $12,180, and $11,430 respectively.


Graph 13: (Small Capitalization Stock Portfolio)

Graph represents the growth of $10,000 invested in the Small Capitalization Stock Portfolio compared with the S&P 500 and Lipper VIP Small Co. Growth Average. Since inception of 5/1/95, and through the year ended 12/31/95, an investment of $10,000 would have a value of $11,970, $12,140, and $11,540 respectively.


Graph 14: (Global Equity Portfolio)

Graph represents the growth of $10,000 invested in the Global Equity Portfolio compared with the Morgan Stanley World Index and Lipper VIP Global Average. In the seven years ended 12/31/95, an investment of $10,000 would have a value of $18,916, $19,500, and $20,773 respectively.


Graph 15: (Natural Resources Portfolio)

Graph represents the growth of $10,000 invested in the Natural Resources Portfolio compared with the S&P 500 and Lipper VIP Natural Resources Average. In the seven years ended 12/31/95, an investment of $10,000 would have a value of $24,243, $29,992, and $15,822 respectively.